UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2014

Item 1. Reports to Stockholders

Fidelity®

Select Portfolios®

Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Biotechnology Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Health Care Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Medical Delivery Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Medical Equipment and Systems Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Pharmaceuticals Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Biotechnology Portfolio	.75%
Actual		$ 1,000.00	$ 1,377.20	$ 4.42
Hypothetical A		$ 1,000.00	$ 1,021.08	$ 3.76
Health Care Portfolio	.76%
Actual		$ 1,000.00	$ 1,370.20	$ 4.47
Hypothetical A		$ 1,000.00	$ 1,021.03	$ 3.81
Medical Delivery Portfolio	.81%
Actual		$ 1,000.00	$ 1,170.20	$ 4.36
Hypothetical A		$ 1,000.00	$ 1,020.78	$ 4.06
Medical Equipment and Systems Portfolio	.79%
Actual		$ 1,000.00	$ 1,230.90	$ 4.37
Hypothetical A		$ 1,000.00	$ 1,020.88	$ 3.96
Pharmaceuticals Portfolio	.80%
Actual		$ 1,000.00	$ 1,294.30	$ 4.55
Hypothetical A		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	84.25%	34.20%	15.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Rajiv Kaul, Portfolio Manager of Biotechnology Portfolio: For the year, the fund returned 84.25%, topping the 78.72% gain of its industry benchmark, the MSCI U.S. IMI Biotechnology 25-50 Index, and more than tripling the return of the broadly based S&P 500®. As a group, biotechnology stocks delivered outstanding performance, spurred by favorable product stories and investors' preference for companies with earnings growth that was less dependent on the broader U.S. economy. Compared with the MSCI industry index, stock selection in the small-cap area had the most favorable impact on the fund's performance. The top relative contributor by far was Intercept Pharmaceuticals. This stock rocketed higher in January, after the firm announced successful results from a study of obeticholic acid, or OCA, as a treatment for a form of chronic liver disease. I aggressively added to the fund's stake here, making Intercept the fund's fourth-largest holding by period end. Also lifting the fund's results was ACADIA Pharmaceuticals. In this case, the stock had been moving higher since November 2012, following the announcement of positive phase three clinical data on pimavanserin, a treatment for Parkinson's disease psychosis. Elsewhere, a takeover bid from biotech heavyweight Amgen at the beginning of July significantly lifted the share price of Onyx Pharmaceuticals and made the latter a meaningful contributor as well. I sold Onyx in August to lock in profits. I'll also mention a non-index position in Karyopharm Therapeutics, a stock that debuted in November and more than doubled in value by period end. Conversely, overweighting Ironwood Pharmaceuticals worked against us, as expectations for its recently launched drug LINZESS®, a treatment for irritable bowel syndrome, got ahead of sales, which were reasonably strong but not what the market had been hoping for. Also hampering performance was overweighted exposure to Spectrum Pharmaceuticals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Biotechnology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	13.3	14.7
Amgen, Inc.	9.2	13.4
Biogen Idec, Inc.	6.7	6.2
Intercept Pharmaceuticals, Inc.	4.9	0.5
Alexion Pharmaceuticals, Inc.	4.5	4.0
Celgene Corp.	4.2	7.3
Regeneron Pharmaceuticals, Inc.	3.8	3.6
Vertex Pharmaceuticals, Inc.	3.0	3.3
BioMarin Pharmaceutical, Inc.	1.7	1.7
Pharmacyclics, Inc.	1.7	2.4
	53.0
Top Industries (% of fund's net assets)
As of February 28, 2014
Biotechnology	95.7%
Pharmaceuticals	3.9%
Life Sciences Tools & Services	0.1%
Health Care Equipment & Supplies	0.0%†
Personal Products	0.0%†
All Others*	0.3%

As of August 31, 2013
Biotechnology	97.6%
Pharmaceuticals	2.1%
Health Care Providers & Services	0.1%
Life Sciences Tools & Services	0.1%
Health Care Equipment & Supplies	0.0%†
All Others*	0.1%

* Includes short-term investments and net other assets (liabilities).
† Amount represents less than 0.1%

Annual Report

Biotechnology Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
BIOTECHNOLOGY - 95.5%
Biotechnology - 95.5%
ACADIA Pharmaceuticals, Inc. (a)(d)	4,205,963	$ 119,028,753
Acceleron Pharma, Inc. (d)(e)	2,164,269	101,569,144
Acorda Therapeutics, Inc. (a)(e)	2,317,115	84,899,094
ADMA Biologics, Inc.	399,700	3,401,447
Aegerion Pharmaceuticals, Inc. (a)(d)(e)	2,173,495	119,020,586
Agenus, Inc. (a)(d)	150,089	733,935
Agenus, Inc. warrants 1/9/18 (a)(g)	1,548,000	228,732
Agios Pharmaceuticals, Inc. (d)	68,333	2,136,090
Agios Pharmaceuticals, Inc. (f)	83,457	2,608,866
Alexion Pharmaceuticals, Inc. (a)	2,781,842	491,829,666
Alkermes PLC (a)	2,082,594	101,359,850
Alnylam Pharmaceuticals, Inc. (a)	1,595,818	129,644,254
AMAG Pharmaceuticals, Inc. (a)(d)	739,909	15,338,314
Ambit Biosciences Corp.	806,137	8,794,955
Amgen, Inc.	8,147,681	1,010,475,398
Anacor Pharmaceuticals, Inc. (a)	152,715	2,901,585
Arena Pharmaceuticals, Inc. (a)(d)	53,045	345,323
ARIAD Pharmaceuticals, Inc. (a)(d)	9,117,251	79,228,911
ArQule, Inc. (a)	8,342	18,770
Array BioPharma, Inc. (a)	3,855,096	18,581,563
Arrowhead Research Corp. (a)(d)(e)	3,109,885	60,456,164
Auspex Pharmaceuticals, Inc.	356,180	8,797,646
Biogen Idec, Inc. (a)	2,168,789	738,863,037
BioMarin Pharmaceutical, Inc. (a)	2,294,144	185,825,664
Bionovo, Inc. warrants 2/2/16 (a)	1,043,150	9,086
Bluebird Bio, Inc.	181,419	4,626,185
Cara Therapeutics, Inc.	610,950	11,534,736
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (a)	141,443	138,072
warrants 5/30/17 (a)	282,100	347,254
Celgene Corp. (a)	2,875,102	462,172,647
Cell Therapeutics, Inc. (a)(d)	3,168,223	12,197,659
Cell Therapeutics, Inc. warrants 7/6/16 (a)	835,596	155,613
Celldex Therapeutics, Inc. (a)(d)	3,017,584	88,173,804
Cellectar Biosciences, Inc. (a)	2,334,890	912,942
Cepheid, Inc. (a)(d)	638,300	34,251,178
Chimerix, Inc.	134,308	2,686,160
Clovis Oncology, Inc. (a)	928,369	73,916,740
Cubist Pharmaceuticals, Inc. (a)	1,542,419	122,653,159
Curis, Inc. (a)(d)	3,562,162	10,864,594
Cytokinetics, Inc. (a)	1,063,466	10,475,140
Cytokinetics, Inc. warrants 6/25/17 (a)	3,828,480	1,813,283
Dendreon Corp. (a)(d)	887,140	2,554,963
Dicerna Pharmaceuticals, Inc.	98,900	3,631,608
Dyax Corp. (a)(e)	10,144,763	98,099,858
Dynavax Technologies Corp. (a)	53,843	100,148
Eleven Biotherapeutics, Inc.	639,460	10,359,252
Emergent BioSolutions, Inc. (a)	292,700	7,241,398

	Shares	Value
Enanta Pharmaceuticals, Inc. (e)	999,266	$ 36,812,959
Epizyme, Inc. (d)(e)	3,064,650	91,633,035
Esperion Therapeutics, Inc. (d)	78,392	1,218,996
Exact Sciences Corp. (a)(d)	1,393,802	18,746,637
Exelixis, Inc. (a)(d)	1,849,687	13,058,790
Fate Therapeutics, Inc.	1,381,284	8,913,426
Fibrocell Science, Inc. (a)(d)(e)	3,326,640	18,928,582
Genmab A/S (a)	855,776	38,653,565
Genocea Biosciences, Inc.	470,400	6,900,768
Genomic Health, Inc. (a)	558,528	14,750,724
Geron Corp. (a)(e)	15,448,486	73,457,551
Gilead Sciences, Inc. (a)	17,774,703	1,471,567,659
Halozyme Therapeutics, Inc. (a)(d)	3,025,923	42,635,255
Heron Therapeutics, Inc. (a)	254,266	3,567,352
Hyperion Therapeutics, Inc. (a)(d)(e)	1,999,059	61,970,829
Idenix Pharmaceuticals, Inc. (a)(d)	179,922	1,227,068
Ignyta, Inc.	43,400	388,430
ImmunoGen, Inc. (a)(d)	1,586,457	26,017,895
Immunomedics, Inc. (a)(d)	3,014,504	14,288,749
Incyte Corp. (a)	2,536,251	162,979,489
Infinity Pharmaceuticals, Inc. (a)	1,434,533	22,493,477
Insys Therapeutics, Inc. (a)	540,319	36,352,662
Intercept Pharmaceuticals, Inc. (a)(e)	1,315,567	540,040,254
InterMune, Inc. (a)(d)(e)	4,548,064	136,623,843
Intrexon Corp. (d)	300,349	7,803,067
Ironwood Pharmaceuticals, Inc. Class A (a)(d)	4,692,810	68,092,673
Isis Pharmaceuticals, Inc. (a)(d)	2,326,787	118,666,137
KaloBios Pharmaceuticals, Inc.	1,512,664	4,916,158
Karyopharm Therapeutics, Inc. (d)(e)	2,055,682	82,515,075
Keryx Biopharmaceuticals, Inc. (a)(d)	2,473,263	39,695,871
Kindred Biosciences, Inc.	119,650	2,699,304
KYTHERA Biopharmaceuticals, Inc. (a)(d)(e)	1,304,079	65,164,828
Lexicon Pharmaceuticals, Inc. (a)	10,295,323	18,428,628
Ligand Pharmaceuticals, Inc. Class B (a)(e)	1,497,001	104,415,820
Macrogenics, Inc.	1,171,880	41,015,800
MannKind Corp. (a)(d)	8,724,206	54,002,835
Medivation, Inc. (a)	2,394,585	172,194,607
Merrimack Pharmaceuticals, Inc. (a)(d)	422,049	2,101,804
MiMedx Group, Inc. (a)	1,088,864	7,785,378
Mirati Therapeutics, Inc. (a)	198,700	4,834,371
Momenta Pharmaceuticals, Inc. (a)	1,149,777	17,016,700
Myriad Genetics, Inc. (a)(d)	1,978,943	71,657,526
Neurocrine Biosciences, Inc. (a)	2,981,368	52,561,518
NewLink Genetics Corp. (a)(d)(e)	1,791,947	79,204,057
Novavax, Inc. (a)(d)(e)	15,593,121	99,795,974
Novelos Therapeutics, Inc. warrants 12/6/16 (a)	2,362,400	425
NPS Pharmaceuticals, Inc. (a)	2,457,213	85,953,311
OncoMed Pharmaceuticals, Inc. (d)	175,400	6,054,808
Common Stocks - continued
	Shares	Value
BIOTECHNOLOGY - CONTINUED
Biotechnology - continued
Onconova Therapeutics, Inc. (d)	430,114	$ 3,655,969
Ophthotech Corp. (d)(e)	1,898,926	63,936,838
Opko Health, Inc. (a)(d)	3,977,909	37,869,694
Oragenics, Inc. (a)(e)	2,616,358	9,785,179
Orexigen Therapeutics, Inc. (a)(d)(e)	6,034,709	41,880,880
Organovo Holdings, Inc. (a)(d)	1,753,017	18,021,015
Osiris Therapeutics, Inc. (a)(d)(e)	2,020,095	30,846,851
OvaScience, Inc. (a)	212,300	2,290,717
PDL BioPharma, Inc. (d)	260,333	2,231,054
Pharmacyclics, Inc. (a)	1,321,213	183,199,395
PolyMedix, Inc. (a)(e)	115,509	3,003
PolyMedix, Inc. warrants 4/10/16 (a)(e)	2,961,167	30
Portola Pharmaceuticals, Inc.	1,502,087	36,635,902
Prana Biotechnology Ltd. ADR (a)(d)	914,134	10,338,856
Progenics Pharmaceuticals, Inc. (a)(e)	3,852,060	17,989,120
Prosensa Holding BV (a)	205,163	1,347,921
Protalix BioTherapeutics, Inc. (a)(d)	1,055,842	5,099,717
Prothena Corp. PLC (a)	371,132	13,364,463
PTC Therapeutics, Inc. (a)(d)(e)	1,556,944	48,825,764
Puma Biotechnology, Inc. (a)	970,866	112,872,881
Raptor Pharmaceutical Corp. (a)(d)(e)	3,086,957	48,866,529
Receptos, Inc. (e)	1,328,183	61,607,768
Regeneron Pharmaceuticals, Inc. (a)	1,262,849	419,897,293
Regulus Therapeutics, Inc. (a)(d)	1,600,001	17,968,011
Rigel Pharmaceuticals, Inc. (a)	15,551	53,495
Sangamo Biosciences, Inc. (a)(d)(e)	4,581,918	83,390,908
Sarepta Therapeutics, Inc. (a)(d)	947,632	27,509,757
Seattle Genetics, Inc. (a)(d)	1,983,060	104,289,125
Sophiris Bio, Inc. (a)(e)	1,289,615	5,264,210
Sorrento Therapeutics, Inc. (a)(g)	471,200	5,428,224
Sorrento Therapeutics, Inc. (a)	133,000	1,532,160
Spectrum Pharmaceuticals, Inc. (a)(d)(e)	4,223,900	35,269,565
Stemline Therapeutics, Inc. (e)	1,243,399	32,154,298
Sunesis Pharmaceuticals, Inc. (a)(d)	2,824,764	18,502,204
Synageva BioPharma Corp. (a)(d)	508,324	58,289,513
Synergy Pharmaceuticals, Inc. (a)(d)	2,411,172	14,635,814
Synergy Pharmaceuticals, Inc. warrants 11/14/16 (a)	354,400	1,045,480
Synta Pharmaceuticals Corp. (a)(d)	3,520,817	21,758,649
Synthetic Biologics, Inc. (a)	900	2,430
TESARO, Inc. (a)	1,160,015	38,292,095
Theravance, Inc. (a)(d)	1,287,856	47,650,672
Threshold Pharmaceuticals, Inc. (a)	1,262,685	6,313,425
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	631,520	1,713,244
UniQure B.V.	201,114	3,318,381
United Therapeutics Corp. (a)	1,155,709	117,212,007
Verastem, Inc. (a)(d)(e)	1,453,933	19,439,084
Vertex Pharmaceuticals, Inc. (a)	4,075,800	329,569,188

	Shares	Value
Vical, Inc. (a)(e)	6,407,245	$ 9,739,012
Xencor, Inc.	1,494,900	16,802,676
XOMA Corp. (a)	4,689,019	39,200,199
ZIOPHARM Oncology, Inc. (a)(d)	3,811,792	16,238,234
		10,537,956,795
HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
Health Care Equipment - 0.0%
Alsius Corp. (a)	314,300	3
Aradigm Corp. (a)	6,398,160	1,727,503
InVivo Therapeutics Holdings Corp. (a)	1,004,700	2,612,220
		4,339,726
LIFE SCIENCES TOOLS & SERVICES - 0.1%
Life Sciences Tools & Services - 0.1%
BG Medicine, Inc. (a)(d)	1,177,641	1,530,933
ChromaDex, Inc. (a)(d)	2,195,100	3,775,572
Transgenomic, Inc. (a)(g)	236,500	1,217,975
Transgenomic, Inc. (a)	46,240	238,136
Transgenomic, Inc. warrants 2/3/17 (a)(g)	1,419,000	14
		6,762,630
PERSONAL PRODUCTS - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)(g)	33,334	296,673
PHARMACEUTICALS - 3.7%
Pharmaceuticals - 3.7%
AcelRx Pharmaceuticals, Inc. (a)(d)	654,629	7,482,409
Auxilium Pharmaceuticals, Inc. (a)	1,087,121	33,428,971
AVANIR Pharmaceuticals Class A (a)(e)	10,558,013	43,921,334
ContraVir Pharmaceuticals, Inc. (a)(d)	237,733	370,863
Egalet Corp.	697,800	8,980,686
Horizon Pharma, Inc. (a)(d)(e)	3,430,767	41,923,973
Horizon Pharma, Inc.:
warrants 2/28/17 (a)(e)	319,539	2,561,134
warrants 9/25/17 (a)(e)	759,050	5,935,680
Intra-Cellular Therapies, Inc. (e)	1,536,950	24,944,699
Jazz Pharmaceuticals PLC (a)	319,665	48,571,498
NeurogesX, Inc. (a)(e)	3,131,785	31,318
Pacira Pharmaceuticals, Inc. (a)	1,026,533	80,315,942
Perrigo Co. PLC	549	90,278
Relypsa, Inc.	1,154,961	45,574,761
Repros Therapeutics, Inc. (a)(d)	776,100	15,172,755
TherapeuticsMD, Inc. (a)	1,330,507	9,140,583
Zogenix, Inc. (a)(e)	9,804,706	42,650,471
Zogenix, Inc. warrants 7/27/17 (a)(e)	498,465	433,839
		411,531,194
TOTAL COMMON STOCKS (Cost $6,078,386,625)		10,960,887,018
Preferred Stocks - 0.4%
	Shares	Value
Convertible Preferred Stocks - 0.3%
BIOTECHNOLOGY - 0.1%
Biotechnology - 0.1%
Versartis, Inc. Series E (g)	7,746,596	$ 8,738,160
Xenon Pharmaceuticals, Inc. Series E (a)(g)	981,626	4,476,215
		13,214,375
PHARMACEUTICALS - 0.2%
Pharmaceuticals - 0.2%
aTyr Pharma, Inc. 8.00% (g)	3,455,296	8,738,444
Zafgen, Inc. Series E (g)	5,172,990	11,238,321
		19,976,765
TOTAL CONVERTIBLE PREFERRED STOCKS		33,191,140
Nonconvertible Preferred Stocks - 0.1%
BIOTECHNOLOGY - 0.1%
Biotechnology - 0.1%
Moderna LLC Series D, 8.00% (g)	207,494	4,425,847
PHARMACEUTICALS - 0.0%
Pharmaceuticals - 0.0%
Equilibrate Asia Therapeutics Series D (g)	3,661,108	59,749
Equilibrate Worldwide Therapeutics Series D (g)	3,661,108	147,067
Neuropathic Worldwide Therapeutics Series D (g)	3,661,108	27,568
Oculus Worldwide Therapeutics Series D (g)	3,661,108	45,947
Orchestrate U.S. Therapeutics, Inc. Series D (g)	3,661,108	64,326
Orchestrate Worldwide Therapeutics Series D (g)	3,661,108	114,886
		459,543
TOTAL NONCONVERTIBLE PREFERRED STOCKS		4,885,390
TOTAL PREFERRED STOCKS (Cost $40,324,452)		38,076,530
Money Market Funds - 7.3%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	69,750,874	$ 69,750,874
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	739,482,057	739,482,057
TOTAL MONEY MARKET FUNDS (Cost $809,232,931)		809,232,931
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $6,927,944,008)		11,808,196,479
NET OTHER ASSETS (LIABILITIES) - (7.0)%		(774,883,763)
NET ASSETS - 100%		$ 11,033,312,716
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,608,866 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $45,248,148 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Agenus, Inc. warrants 1/9/18	1/9/08	$ 1,930,622
aTyr Pharma, Inc. 8.00%	4/8/13 - 5/17/13	$ 8,738,444
Equilibrate Asia Therapeutics Series D	5/17/13	$ 59,749
Equilibrate Worldwide Therapeutics Series D	5/17/13	$ 147,067
Moderna LLC Series D, 8.00%	11/6/13	$ 4,425,847
MYOS Corp.	7/2/12	$ 416,675
Security	Acquisition Date	Acquisition Cost
Neuropathic Worldwide Therapeutics Series D	5/17/13	$ 27,568
Oculus Worldwide Therapeutics Series D	5/17/13	$ 45,947
Orchestrate U.S. Therapeutics, Inc. Series D	5/17/13	$ 64,326
Orchestrate Worldwide Therapeutics Series D	5/17/13	$ 114,886
Sorrento Therapeutics, Inc.	5/15/12	$ 1,884,800
Transgenomic, Inc.	2/3/12	$ 2,828,200
Transgenomic, Inc. warrants 2/3/17	2/3/12	$ 9,800
Versartis, Inc. Series E	2/14/14	$ 8,738,160
Xenon Pharmaceuticals, Inc. Series E	3/23/01	$ 6,724,138
Zafgen, Inc. Series E	11/25/13	$ 11,238,321
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 43,216
Fidelity Securities Lending Cash Central Fund	12,562,635
Total	$ 12,605,851
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acceleron Pharma, Inc.	$ -	$ 61,220,714	$ -	$ -	$ 101,569,144
Acorda Therapeutics, Inc.	42,491,985	30,030,450	-	-	84,899,094
Aegerion Pharmaceuticals, Inc.	59,281,220	57,064,799	51,857,257	-	119,020,586
Agenus, Inc.	642,381	-	-	-	-
Agenus, Inc. warrants 1/9/18	78,596	-	-	-	-
Arrowhead Research Corp.	-	51,296,146	-	-	60,456,164
AVANIR Pharmaceuticals Class A	13,567,786	19,987,853	-	-	43,921,334
Cell Therapeutics, Inc.	8,945,719	-	9,356,172	-	-
Cell Therapeutics, Inc. warrants 7/6/16	20,931	-	-	-	-
Coronado Biosciences, Inc.	-	18,641,698	4,602,336	-	-
Cytokinetics, Inc.	6,368,038	-	-	-	-
Cytokinetics, Inc. warrants 6/25/17	393,737	-	-	-	-
Dyax Corp.	12,120,655	53,384,996	7,463,884	-	98,099,858
Enanta Pharmaceuticals, Inc.	-	39,985,297	3,549,927	-	36,812,959
Epizyme, Inc.	-	78,891,646	-	-	91,633,035
Fibrocell Science, Inc.	9,272,915	3,667,040	-	-	18,928,582
Geron Corp.	8,274,163	58,294,010	7,955,186	-	73,457,551
Horizon Pharma, Inc.	3,392,458	12,207,223	-	-	41,923,973
Horizon Pharma, Inc. warrants 2/28/17	15	-	-	-	2,561,134
Horizon Pharma, Inc. warrants 9/25/17	36	-	-	-	5,935,680
Hyperion Therapeutics, Inc.	-	46,879,521	-	-	61,970,829
Intercept Pharmaceuticals, Inc.	4,597,883	58,319,907	-	-	540,040,254
InterMune, Inc.	28,143,738	40,670,212	-	-	136,623,843
Intra-Cellular Therapies, Inc.	-	16,539,723	-	-	24,944,699
Karyopharm Therapeutics, Inc.	-	37,058,073	-	-	82,515,075
KYTHERA Biopharmaceuticals, Inc.	-	51,350,080	-	-	65,164,828
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ligand Pharmaceuticals, Inc. Class B	$ 9,019,689	$ 37,667,095	$ -	$ -	$ 104,415,820
NeurogesX, Inc.	845,582	-	-	-	31,318
NewLink Genetics Corp.	8,314,975	29,474,174	-	-	79,204,057
Novavax, Inc.	13,380,647	38,710,067	-	-	99,795,974
Novelos Therapeutics, Inc.	1,144,096	-	-	-	-
Novelos Therapeutics, Inc. warrants 12/6/16	23,713	-	-	-	-
Ophthotech Corp.	-	52,319,211	-	-	63,936,838
Oragenics, Inc.	5,390,881	2,645,750	-	-	9,785,179
Orexigen Therapeutics, Inc.	15,372,407	41,444,885	14,245,482	-	41,880,880
Osiris Therapeutics, Inc.	2,851,890	28,257,412	-	-	30,846,851
PolyMedix, Inc.	698,828	-	-	-	3,003
PolyMedix, Inc. warrants 4/10/16	4,541	-	-	-	30
Progenics Pharmaceuticals, Inc.	11,847,515	14,774,742	18,654,358	-	17,989,120
PTC Therapeutics, Inc.	-	37,754,122	7,077,168	-	48,825,764
Raptor Pharmaceutical Corp.	7,318,718	9,155,046	-	-	48,866,529
Receptos, Inc.	-	49,555,966	5,743,638	-	61,607,768
Sangamo Biosciences, Inc.	19,381,686	38,195,740	2,264,477	-	83,390,908
Sophiris Bio, Inc.	-	6,305,000	88,563	-	5,264,210
Spectrum Pharmaceuticals, Inc.	39,774,600	7,913,424	2,109,435	-	35,269,565
Stemline Therapeutics, Inc.	5,884,230	14,212,900	-	-	32,154,298
Targacept, Inc.	5,509,566	4,261,692	10,108,560	-	-
Verastem, Inc.	898,357	19,740,622	-	-	19,439,084
Vical, Inc.	12,922,016	8,780,477	-	-	9,739,012
Zogenix, Inc.	2,701,510	15,232,983	217,706	-	42,650,471
Zogenix, Inc. warrants 7/27/17	5,428	-	-	-	433,839
Total	$ 360,883,131	$ 1,191,890,696	$ 145,294,149	$ -	$ 2,526,009,140
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 10,960,887,018	$ 10,933,372,973	$ 22,249,832	$ 5,264,213
Preferred Stocks	38,076,530	-	-	38,076,530
Money Market Funds	809,232,931	809,232,931	-	-
Total Investments in Securities:	$ 11,808,196,479	$ 11,742,605,904	$ 22,249,832	$ 43,340,743

See accompanying notes which are an integral part of the financial statements.

Annual Report

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $689,922,272) - See accompanying schedule: Unaffiliated issuers (cost $4,745,657,233)	$ 8,472,954,408
Fidelity Central Funds (cost $809,232,931)	809,232,931
Other affiliated issuers (cost $1,373,053,844)	2,526,009,140
Total Investments (cost $6,927,944,008)		$ 11,808,196,479
Receivable for investments sold		42,414,295
Receivable for fund shares sold		68,303,938
Dividends receivable		4,544,413
Distributions receivable from Fidelity Central Funds		1,502,243
Prepaid expenses		33,279
Other receivables		168,539
Total assets		11,925,163,186

Liabilities
Payable for investments purchased	$ 122,711,748
Payable for fund shares redeemed	23,330,902
Accrued management fee	4,727,650
Other affiliated payables	1,298,656
Other payables and accrued expenses	299,457
Collateral on securities loaned, at value	739,482,057
Total liabilities		891,850,470

Net Assets		$ 11,033,312,716
Net Assets consist of:
Paid in capital		$ 6,197,551,101
Accumulated net investment loss		(2,984,590)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,506,266)
Net unrealized appreciation (depreciation) on investments		4,880,252,471
Net Assets, for 49,823,663 shares outstanding		$ 11,033,312,716
Net Asset Value, offering price and redemption price per share ($11,033,312,716 ÷ 49,823,663 shares)		$ 221.45

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 16,098,759
Interest		29,593
Income from Fidelity Central Funds (including $12,562,635 from security lending)		12,605,851
Total income		28,734,203

Expenses
Management fee	$ 36,804,051
Transfer agent fees	11,290,960
Accounting and security lending fees	1,246,798
Custodian fees and expenses	71,384
Independent trustees' compensation	128,844
Registration fees	719,349
Audit	53,055
Legal	92,077
Interest	9,813
Miscellaneous	57,674
Total expenses before reductions	50,474,005
Expense reductions	(383,166)	50,090,839
Net investment income (loss)		(21,356,636)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,130,956
Other affiliated issuers	(8,037,870)
Foreign currency transactions	(18,781)
Total net realized gain (loss)		6,074,305
Change in net unrealized appreciation (depreciation) on investment securities		4,047,853,105
Net gain (loss)		4,053,927,410
Net increase (decrease) in net assets resulting from operations		$ 4,032,570,774

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (21,356,636)	$ (3,565,629)
Net realized gain (loss)	6,074,305	28,880,064
Change in net unrealized appreciation (depreciation)	4,047,853,105	605,920,510
Net increase (decrease) in net assets resulting from operations	4,032,570,774	631,234,945
Distributions to shareholders from net realized gain	(19,359,860)	(122,210,105)
Share transactions Proceeds from sales of shares	6,286,734,102	2,048,861,225
Reinvestment of distributions	18,562,365	115,347,882
Cost of shares redeemed	(2,736,980,053)	(964,521,211)
Net increase (decrease) in net assets resulting from share transactions	3,568,316,414	1,199,687,896
Redemption fees	1,059,947	182,621
Total increase (decrease) in net assets	7,582,587,275	1,708,895,357

Net Assets
Beginning of period	3,450,725,441	1,741,830,084
End of period (including accumulated net investment loss of $2,984,590 and accumulated net investment loss of $1,465, respectively)	$ 11,033,312,716	$ 3,450,725,441
Other Information Shares
Sold	37,746,580	18,573,347
Issued in reinvestment of distributions	106,764	1,211,311
Redeemed	(16,664,868)	(8,962,811)
Net increase (decrease)	21,188,476	10,821,847

Financial Highlights

Years ended February 28,	2014	2013	2012 H	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 120.51	$ 97.78	$ 74.01	$ 67.83	$ 54.62
Income from Investment Operations
Net investment income (loss) B	(.54)	(.16)	(.23)	(.41) E	(.39) F
Net realized and unrealized gain (loss)	101.91	29.36	24.11	6.59	13.60
Total from investment operations	101.37	29.20	23.88	6.18	13.21
Distributions from net realized gain	(.46)	(6.48)	(.12)	-	-
Redemption fees added to paid in capital B	.03	.01	.01	- I	- I
Net asset value, end of period	$ 221.45	$ 120.51	$ 97.78	$ 74.01	$ 67.83
Total Return A	84.25%	31.78%	32.31%	9.11%	24.19%
Ratios to Average Net Assets C, G
Expenses before reductions	.76%	.81%	.83%	.87%	.91%
Expenses net of fee waivers, if any	.76%	.80%	.83%	.87%	.91%
Expenses net of all reductions	.75%	.79%	.83%	.86%	.91%
Net investment income (loss)	(.32)%	(.15)%	(.27)%	(.59)% E	(.64)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,033,313	$ 3,450,725	$ 1,741,830	$ 1,012,907	$ 1,068,656
Portfolio turnover rate D	35%	42%	106%	119%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.75)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.78)%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	67.13%	31.94%	13.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Edward Yoon, Portfolio Manager of Health Care Portfolio: For the year, the fund gained 67.13%, beating the 41.64% advance of the MSCI® U.S. IMI Health Care 25-50 Index, as well as the S&P 500®. Health care was the best-performing sector of the broader market over the past 12 months. Investors flocked to its stability early in the period amid a broader move into more-defensive areas, largely driven by ongoing weakness in the global economy. The sector was attractive later in the year as well, as it's less sensitive to overall economic activity and provides the potential for growth, possibly with less volatility than investing in the broad market. Outsized returns from biotechnology stocks helped the sector's strong return, as did an aging global population that continues to fuel demand for medical products and services. Versus the sector benchmark, exceptional stock picking drove the fund's return. We did well with life science tools & services companies, where a top relative contributor was genetic analysis-tool maker Illumina. Elsewhere, stock positions in pharmaceuticals by and large helped the most, especially heavily underweighting and eventually selling large-cap firm Johnson & Johnson. Positioning in biotech also helped, but I did reduce exposure to parts of this market during the period, namely the small-cap segment, where valuations have become more expensive on a risk-adjusted basis versus earlier in 2013. Notable relative detractors were hard to come by this period. The only really noteworthy blow came from stock picking in health care services. Here, I'll mention our non-index stake in Canada-based pharmacy benefit manager (PBM) Catamaran. Near-term uncertainty and decelerating growth weighed on this volatile stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Health Care Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Actavis PLC	5.2	4.4
Amgen, Inc.	4.8	6.1
Alexion Pharmaceuticals, Inc.	4.5	3.6
Gilead Sciences, Inc.	4.1	7.6
Biogen Idec, Inc.	3.8	4.2
McKesson Corp.	3.7	3.3
Boston Scientific Corp.	3.5	3.6
Illumina, Inc.	3.3	2.2
Merck & Co., Inc.	3.3	2.4
Bristol-Myers Squibb Co.	2.9	0.5
	39.1
Top Industries (% of fund's net assets)
As of February 28, 2014
Biotechnology	30.0%
Pharmaceuticals	28.3%
Health Care Equipment & Supplies	14.4%
Health Care Providers & Services	11.8%
Life Sciences Tools & Services	7.6%
All Others*	7.9%

As of August 31, 2013
Biotechnology	33.2%
Pharmaceuticals	25.8%
Health Care Providers & Services	16.8%
Health Care Equipment & Supplies	12.4%
Health Care Technology	5.0%
All Others*	6.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Health Care Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
BIOTECHNOLOGY - 29.9%
Biotechnology - 29.9%
Actelion Ltd.	280,000	$ 29,687,322
Aegerion Pharmaceuticals, Inc. (a)	355,500	19,467,180
Alexion Pharmaceuticals, Inc. (a)	1,580,000	279,344,000
Alnylam Pharmaceuticals, Inc. (a)	79,800	6,482,952
Amgen, Inc.	2,400,000	297,648,000
Array BioPharma, Inc. (a)	3,000,000	14,460,000
Arrowhead Research Corp. (a)	700,000	13,608,000
BioCryst Pharmaceuticals, Inc. (a)	1,100,000	12,859,000
Biogen Idec, Inc. (a)	690,000	235,069,200
Cubist Pharmaceuticals, Inc. (a)	950,000	75,544,000
Discovery Laboratories, Inc. (a)	3,600,000	9,504,000
Dyax Corp. (a)	1,280,000	12,377,600
Genomic Health, Inc. (a)	750,000	19,807,500
Gilead Sciences, Inc. (a)	3,060,000	253,337,400
Grifols SA ADR	1,400,000	58,912,000
Innate Pharma SA (a)	1,100,000	15,942,465
Insmed, Inc. (a)	807,500	16,158,075
Intercept Pharmaceuticals, Inc. (a)	220,000	90,310,000
InterMune, Inc. (a)	2,000,000	60,080,000
Kindred Biosciences, Inc.	700,000	15,792,000
Medivation, Inc. (a)	840,000	60,404,400
Myriad Genetics, Inc. (a)	300,000	10,863,000
Neurocrine Biosciences, Inc. (a)	1,750,000	30,852,500
NewLink Genetics Corp. (a)	280,000	12,376,000
Novavax, Inc. (a)	2,000,000	12,800,000
NPS Pharmaceuticals, Inc. (a)	400,000	13,992,000
Pharmacyclics, Inc. (a)	300,000	41,598,000
PTC Therapeutics, Inc. (a)	500,000	15,680,000
Puma Biotechnology, Inc. (a)	260,000	30,227,600
Regeneron Pharmaceuticals, Inc. (a)	65,000	21,612,500
Swedish Orphan Biovitrum AB (a)	1,100,000	14,582,830
Vanda Pharmaceuticals, Inc. (a)(d)	1,600,000	24,208,000
Vertex Pharmaceuticals, Inc. (a)	150,000	12,129,000
ZIOPHARM Oncology, Inc. (a)(d)	2,000,000	8,520,000
		1,846,236,524
DIVERSIFIED CONSUMER SERVICES - 0.3%
Specialized Consumer Services - 0.3%
Carriage Services, Inc.	850,000	17,365,500
HEALTH CARE EQUIPMENT & SUPPLIES - 14.4%
Health Care Equipment - 13.0%
Accuray, Inc. (a)	1,000,000	9,380,000
Boston Scientific Corp. (a)	16,400,000	214,840,000
Cardiovascular Systems, Inc. (a)	500,000	17,500,000
CONMED Corp.	990,000	46,153,800
Covidien PLC	700,000	50,365,000
Edwards Lifesciences Corp. (a)	760,000	53,017,600
Genmark Diagnostics, Inc. (a)	2,026,880	25,254,925
HeartWare International, Inc. (a)	325,000	31,209,750
Insulet Corp. (a)	400,000	18,964,000

	Shares	Value
Intuitive Surgical, Inc. (a)	205,000	$ 91,190,150
Lumenis Ltd. Class B	800,000	9,760,000
Masimo Corp. (a)	1,600,000	40,880,000
Smith & Nephew PLC sponsored ADR	500,000	39,820,000
Steris Corp.	739,644	34,134,571
Stryker Corp.	800,000	64,192,000
Volcano Corp. (a)	1,800,000	38,628,000
Zeltiq Aesthetics, Inc. (a)	900,000	17,091,000
		802,380,796
Health Care Supplies - 1.4%
Derma Sciences, Inc. (a)	1,000,000	14,690,000
The Cooper Companies, Inc.	570,000	73,079,700
		87,769,700
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		890,150,496
HEALTH CARE PROVIDERS & SERVICES - 11.8%
Health Care Distributors & Services - 4.3%
Amplifon SpA	3,000,000	18,344,187
EBOS Group Ltd.	2,200,000	18,463,245
McKesson Corp.	1,290,000	228,394,500
		265,201,932
Health Care Facilities - 2.0%
Emeritus Corp. (a)	1,200,000	37,836,000
NMC Health PLC	1,700,000	13,237,318
Ramsay Health Care Ltd.	350,000	15,069,561
Surgical Care Affiliates, Inc.	650,000	19,773,000
Universal Health Services, Inc. Class B	440,000	35,323,200
		121,239,079
Health Care Services - 2.2%
Air Methods Corp. (a)	600,000	32,412,000
Catamaran Corp. (a)	1,000,000	45,028,448
MEDNAX, Inc. (a)	1,000,000	60,820,000
		138,260,448
Managed Health Care - 3.3%
Cigna Corp.	1,000,000	79,590,000
Humana, Inc.	650,000	73,099,000
UnitedHealth Group, Inc.	700,000	54,089,000
		206,778,000
TOTAL HEALTH CARE PROVIDERS & SERVICES		731,479,459
HEALTH CARE TECHNOLOGY - 3.0%
Health Care Technology - 3.0%
Cerner Corp. (a)	2,300,000	141,151,000
HealthStream, Inc. (a)	460,000	13,257,200
Medidata Solutions, Inc. (a)	511,270	32,772,407
		187,180,607
INDUSTRIAL CONGLOMERATES - 1.5%
Industrial Conglomerates - 1.5%
Danaher Corp.	1,170,000	89,493,300
Common Stocks - continued
	Shares	Value
IT SERVICES - 0.3%
Data Processing & Outsourced Services - 0.3%
Maximus, Inc.	411,100	$ 19,646,469
LIFE SCIENCES TOOLS & SERVICES - 7.6%
Life Sciences Tools & Services - 7.6%
Agilent Technologies, Inc.	1,800,000	102,474,000
Bruker BioSciences Corp. (a)	1,100,000	25,014,000
Illumina, Inc. (a)(d)	1,200,000	205,788,000
Thermo Fisher Scientific, Inc.	1,100,000	136,994,000
		470,270,000
PHARMACEUTICALS - 28.3%
Pharmaceuticals - 28.3%
AbbVie, Inc.	1,000,000	50,910,000
Actavis PLC (a)	1,450,000	320,188,998
Bristol-Myers Squibb Co.	3,300,000	177,441,000
Dechra Pharmaceuticals PLC	1,700,000	19,998,313
Forest Laboratories, Inc. (a)	1,280,000	124,889,600
Impax Laboratories, Inc. (a)	600,000	15,462,000
Jazz Pharmaceuticals PLC (a)	170,000	25,830,650
Merck & Co., Inc.	3,600,000	205,164,000
Mylan, Inc. (a)	550,000	30,563,500
Orexo AB (a)(d)	803,352	21,237,617
Pacira Pharmaceuticals, Inc. (a)	350,000	27,384,000
Perrigo Co. PLC	1,070,000	175,950,800
Prestige Brands Holdings, Inc. (a)	956,458	27,249,488
Salix Pharmaceuticals Ltd. (a)	1,410,230	152,192,022
Shire PLC sponsored ADR	650,000	107,347,500
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,000,000	99,780,000
The Medicines Company (a)	1,200,000	36,660,000
TherapeuticsMD, Inc. (a)	1,065,029	7,316,749
UCB SA	400,000	32,105,778
Valeant Pharmaceuticals International (Canada) (a)	660,000	94,210,783
		1,751,882,798
PROFESSIONAL SERVICES - 1.0%
Human Resource & Employment Services - 1.0%
Towers Watson & Co.	320,599	34,977,351
WageWorks, Inc. (a)	400,000	23,660,000
		58,637,351
TOTAL COMMON STOCKS (Cost $4,103,997,933)		6,062,342,504
Convertible Preferred Stocks - 0.3%

BIOTECHNOLOGY - 0.1%
Biotechnology - 0.1%
Ariosa Diagnostics (a)(e)	496,689	3,000,002

	Shares	Value
HEALTH CARE TECHNOLOGY - 0.2%
Health Care Technology - 0.2%
Castlight Health, Inc.:
Series C (a)(e)	90,850	$ 735,885
Series D (a)(e)	1,784,800	14,456,880
		15,192,765
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $14,322,475)		18,192,767
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 0.10% (b)	119,107,977	119,107,977
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	96,858,465	96,858,465
TOTAL MONEY MARKET FUNDS (Cost $215,966,442)		215,966,442
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $4,334,286,850)		6,296,501,713
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(116,221,710)
NET ASSETS - 100%		$ 6,180,280,003
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,192,767 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Ariosa Diagnostics	11/30/11	$ 3,000,002
Castlight Health, Inc. Series C	12/6/12	$ 548,421
Castlight Health, Inc. Series D	4/25/12	$ 10,774,052
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 59,923
Fidelity Securities Lending Cash Central Fund	752,218
Total	$ 812,141
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Carriage Services, Inc.	$ 18,143,653	$ -	$ 2,749,537	$ 87,500	$ -
Derma Sciences, Inc.	11,097,000	3,482,986	2,411,896	-	-
Total	$ 29,240,653	$ 3,482,986	$ 5,161,433	$ 87,500	$ -
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 6,062,342,504	$ 6,062,342,504	$ -	$ -
Convertible Preferred Stocks	18,192,767	-	-	18,192,767
Money Market Funds	215,966,442	215,966,442	-	-
Total Investments in Securities:	$ 6,296,501,713	$ 6,278,308,946	$ -	$ 18,192,767
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	80.2%
Ireland	9.3%
Canada	2.2%
Israel	1.8%
Bailiwick of Jersey	1.7%
United Kingdom	1.1%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $91,475,948) - See accompanying schedule: Unaffiliated issuers (cost $4,118,320,408)	$ 6,080,535,271
Fidelity Central Funds (cost $215,966,442)	215,966,442
Total Investments (cost $4,334,286,850)		$ 6,296,501,713
Cash		134,449
Receivable for investments sold		52,596,546
Receivable for fund shares sold		26,175,293
Dividends receivable		2,726,415
Distributions receivable from Fidelity Central Funds		28,858
Prepaid expenses		19,138
Other receivables		153,031
Total assets		6,378,335,443

Liabilities
Payable for investments purchased	$ 84,983,644
Payable for fund shares redeemed	12,547,784
Accrued management fee	2,657,110
Other affiliated payables	795,408
Other payables and accrued expenses	213,029
Collateral on securities loaned, at value	96,858,465
Total liabilities		198,055,440

Net Assets		$ 6,180,280,003
Net Assets consist of:
Paid in capital		$ 3,925,510,806
Accumulated net investment loss		(65,597)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		292,595,296
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,962,239,498
Net Assets, for 28,496,076 shares outstanding		$ 6,180,280,003
Net Asset Value, offering price and redemption price per share ($6,180,280,003 ÷ 28,496,076 shares)		$ 216.88

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends (including $87,500 earned from other affiliated issuers)		$ 24,734,588
Interest		86
Income from Fidelity Central Funds (including $752,218 from security lending)		812,141
Total income		25,546,815

Expenses
Management fee	$ 22,000,830
Transfer agent fees	6,708,075
Accounting and security lending fees	1,036,199
Custodian fees and expenses	128,103
Independent trustees' compensation	75,546
Appreciation in deferred trustee compensation account	1,041
Registration fees	263,360
Audit	54,828
Legal	56,884
Interest	928
Miscellaneous	38,170
Total expenses before reductions	30,363,964
Expense reductions	(342,430)	30,021,534
Net investment income (loss)		(4,474,719)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	708,702,613
Other affiliated issuers	1,794,941
Foreign currency transactions	(108,412)
Total net realized gain (loss)		710,389,142
Change in net unrealized appreciation (depreciation) on: Investment securities	1,417,657,073
Assets and liabilities in foreign currencies	27,860
Total change in net unrealized appreciation (depreciation)		1,417,684,933
Net gain (loss)		2,128,074,075
Net increase (decrease) in net assets resulting from operations		$ 2,123,599,356

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,474,719)	$ 8,618,999
Net realized gain (loss)	710,389,142	270,711,145
Change in net unrealized appreciation (depreciation)	1,417,684,933	161,746,113
Net increase (decrease) in net assets resulting from operations	2,123,599,356	441,076,257
Distributions to shareholders from net investment income	(673,800)	(7,644,611)
Distributions to shareholders from net realized gain	(449,807,909)	(233,576,413)
Total distributions	(450,481,709)	(241,221,024)
Share transactions Proceeds from sales of shares	2,072,747,792	587,069,831
Reinvestment of distributions	430,582,894	229,888,847
Cost of shares redeemed	(720,645,554)	(468,724,036)
Net increase (decrease) in net assets resulting from share transactions	1,782,685,132	348,234,642
Redemption fees	136,125	27,171
Total increase (decrease) in net assets	3,455,938,904	548,117,046

Net Assets
Beginning of period	2,724,341,099	2,176,224,053
End of period (including accumulated net investment loss of $65,597 and undistributed net investment income of $639,646, respectively)	$ 6,180,280,003	$ 2,724,341,099
Other Information Shares
Sold	11,268,250	4,198,660
Issued in reinvestment of distributions	2,393,364	1,723,942
Redeemed	(4,057,826)	(3,383,695)
Net increase (decrease)	9,603,788	2,538,907

Financial Highlights

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 144.20	$ 133.07	$ 133.93	$ 109.17	$ 73.65
Income from Investment Operations
Net investment income (loss) B	(.20)	.50	- H	.04	.06
Net realized and unrealized gain (loss)	92.44	24.74	10.86	24.90	35.71
Total from investment operations	92.24	25.24	10.86	24.94	35.77
Distributions from net investment income	(.03)	(.44)	-	(.17)	(.25)
Distributions from net realized gain	(19.53)	(13.67)	(11.72)	(.01)	(.01)
Total distributions	(19.57) J	(14.11)	(11.72)	(.18)	(.25) I
Redemption fees added to paid in capital B	.01	- H	- H	- H	- H
Net asset value, end of period	$ 216.88	$ 144.20	$ 133.07	$ 133.93	$ 109.17
Total Return A	67.13%	20.07%	9.10%	22.86%	48.65%
Ratios to Average Net Assets C, F
Expenses before reductions	.77%	.79%	.80%	.82%	.88%
Expenses net of fee waivers, if any	.77%	.79%	.80%	.82%	.88%
Expenses net of all reductions	.76%	.78%	.80%	.82%	.87%
Net investment income (loss)	(.11)%	.36%	.00% E	.03%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,180,280	$ 2,724,341	$ 2,176,224	$ 1,991,604	$ 1,727,742
Portfolio turnover rate D	99%	95%	130%	99%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.25 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.005 per share.

J Total distributions of $19.57 per share is comprised of distributions from net investment income of $0.034 and distributions from net realized gain of $19.532 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Medical Delivery Portfolio	34.22%	27.15%	12.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Delivery Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Delivery Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Steven Bullock, Portfolio Manager of Medical Delivery Portfolio: For the year, the fund gained 34.22%, trailing the 38.80% return of its industry benchmark, the MSCI® U.S. IMI Health Care Providers & Services 25-50 Index, but easily besting the broadly based S&P 500®. Medical delivery stocks outperformed during the past year, primarily due to low health care cost inflation, which led to profit-margin expansion and continued strong growth in the pharmaceuticals supply chain. Versus the industry index, it hurt to underweight managed health care stocks, which outperformed. I increased the fund's absolute stake in managed care and in health care facilities - particularly hospitals - but maintained a relative underweighting in both. The fund's positioning in health care services also detracted, especially security selection. I cut back on distributors and health care services, but maintained overweightings in those areas. At the stock level, it hurt the most to underweight and eventually sell managed-care firm Humana. The fund's position in Quest Diagnostics also detracted, as weak demand for laboratory testing weighed on the stock. Home-infusion services provider BioScrip hurt performance, when its non-core pharmacy benefit management (PBM) business came under severe pressure, as did pharmacy benefit manager and major fund holding Express Scripts Holding, which lagged the index during the period. On the positive side, pharmaceuticals wholesaler McKesson was our top contributor, as the stock benefited from increasing demand for prescription drugs, as well as strong generic-drug price inflation. HCA Holdings, a hospital operator, also helped, as the market anticipated additional revenue and admissions from patients newly insured due to the ACA. Our timing was good with a non-index position in Towers Watson, a provider of private health exchanges, and it helped to own outperforming drug distribution company Cardinal Health.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Delivery Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	17.2	19.1
Express Scripts Holding Co.	15.4	15.8
McKesson Corp.	8.8	8.0
Cardinal Health, Inc.	7.7	2.9
DaVita HealthCare Partners, Inc.	4.9	3.4
HCA Holdings, Inc.	4.9	4.8
Cigna Corp.	4.7	6.2
Quest Diagnostics, Inc.	3.5	4.0
Henry Schein, Inc.	3.4	2.9
Aetna, Inc.	3.0	3.4
	73.5
Top Industries (% of fund's net assets)
As of February 28, 2014
Health Care Providers & Services	95.3%
Food & Staples Retailing	1.0%
Diversified Consumer Services	0.8%
Health Care Equipment & Supplies	0.7%
Professional Services	0.5%
All Others*	1.7%

As of August 31, 2013
Health Care Providers & Services	92.3%
Food & Staples Retailing	1.4%
Professional Services	1.3%
Diversified Consumer Services	0.7%
Health Care Equipment & Supplies	0.5%
All Others*	3.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Medical Delivery Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CHEMICALS - 0.2%
Specialty Chemicals - 0.2%
Sigma Aldrich Corp.	15,200	$ 1,435,032
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Environmental & Facility Services - 0.2%
Stericycle, Inc. (a)	12,200	1,390,800
DIVERSIFIED CONSUMER SERVICES - 0.8%
Specialized Consumer Services - 0.8%
H&R Block, Inc.	179,100	5,666,724
FOOD & STAPLES RETAILING - 1.0%
Drug Retail - 1.0%
CVS Caremark Corp.	71,500	5,229,510
Jean Coutu Group, Inc. Class A (sub. vtg.)	97,100	1,836,245
		7,065,755
HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
Health Care Equipment - 0.7%
Covidien PLC	19,600	1,410,220
Intuitive Surgical, Inc. (a)	3,900	1,734,837
NxStage Medical, Inc. (a)	139,300	1,932,091
		5,077,148
HEALTH CARE PROVIDERS & SERVICES - 95.3%
Health Care Distributors & Services - 21.2%
AmerisourceBergen Corp.	55,000	3,731,750
Cardinal Health, Inc.	741,200	53,018,036
Henry Schein, Inc. (a)	198,500	23,629,440
McKesson Corp.	343,000	60,728,150
MWI Veterinary Supply, Inc. (a)	34,900	5,685,908
		146,793,284
Health Care Facilities - 8.8%
Community Health Systems, Inc. (a)	476,200	19,767,062
HCA Holdings, Inc. (a)	661,400	33,863,680
LifePoint Hospitals, Inc. (a)	54,300	2,945,775
The Ensign Group, Inc.	60,200	2,383,920
U.S. Physical Therapy, Inc.	49,000	1,625,820
		60,586,257
Health Care Services - 35.8%
Accretive Health, Inc. (a)(d)	1,137,000	9,414,360
Air Methods Corp. (a)	136,900	7,395,338
BioScrip, Inc. (a)	1,072,202	7,644,800
Catamaran Corp. (a)	101,712	4,579,933
Corvel Corp. (a)	75,600	3,478,356

	Shares	Value
DaVita HealthCare Partners, Inc. (a)	495,900	$ 34,083,207
Express Scripts Holding Co. (a)	1,417,750	106,770,753
Fresenius SE & Co. KGaA	57,600	8,952,294
Laboratory Corp. of America Holdings (a)	70,700	6,613,278
Landauer, Inc.	79,200	3,838,032
MEDNAX, Inc. (a)	297,700	18,106,114
Omnicare, Inc.	141,900	8,357,910
Providence Service Corp. (a)	26,400	701,976
Quest Diagnostics, Inc. (d)	460,000	24,380,000
Team Health Holdings, Inc. (a)	86,700	3,903,234
		248,219,585
Managed Health Care - 29.5%
Aetna, Inc.	284,200	20,664,182
Centene Corp. (a)	159,100	10,131,488
Cigna Corp.	413,900	32,942,301
Molina Healthcare, Inc. (a)	292,900	11,036,472
Qualicorp SA (a)	281,500	2,549,978
Triple-S Management Corp. (a)	110,000	1,842,500
UnitedHealth Group, Inc.	1,546,197	119,474,642
WellPoint, Inc.	61,800	5,598,462
		204,240,025
TOTAL HEALTH CARE PROVIDERS & SERVICES		659,839,151
HEALTH CARE TECHNOLOGY - 0.1%
Health Care Technology - 0.1%
HMS Holdings Corp. (a)	24,900	509,454
INDUSTRIAL CONGLOMERATES - 0.2%
Industrial Conglomerates - 0.2%
Danaher Corp.	18,800	1,438,012
IT SERVICES - 0.2%
Data Processing & Outsourced Services - 0.2%
Maximus, Inc.	22,000	1,051,380
MACHINERY - 0.2%
Industrial Machinery - 0.2%
Pall Corp.	17,200	1,479,200
PROFESSIONAL SERVICES - 0.5%
Human Resource & Employment Services - 0.3%
Towers Watson & Co.	15,700	1,712,870
Research & Consulting Services - 0.2%
Verisk Analytics, Inc. (a)	22,700	1,446,331
TOTAL PROFESSIONAL SERVICES		3,159,201
TOTAL COMMON STOCKS (Cost $437,964,355)		688,111,857
Money Market Funds - 4.0%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	3,246,111	$ 3,246,111
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	24,914,225	24,914,225
TOTAL MONEY MARKET FUNDS (Cost $28,160,336)		28,160,336
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $466,124,691)		716,272,193
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(23,786,135)
NET ASSETS - 100%		$ 692,486,058
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,036
Fidelity Securities Lending Cash Central Fund	15,193
Total	$ 30,229
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $24,450,048) - See accompanying schedule: Unaffiliated issuers (cost $437,964,355)	$ 688,111,857
Fidelity Central Funds (cost $28,160,336)	28,160,336
Total Investments (cost $466,124,691)		$ 716,272,193
Foreign currency held at value (cost $4)		4
Receivable for investments sold		4,084,233
Receivable for fund shares sold		645,344
Dividends receivable		109,604
Distributions receivable from Fidelity Central Funds		2,655
Prepaid expenses		3,647
Other receivables		14,880
Total assets		721,132,560

Liabilities
Payable for investments purchased	$ 1,377,729
Payable for fund shares redeemed	1,858,305
Accrued management fee	319,051
Other affiliated payables	140,705
Other payables and accrued expenses	36,487
Collateral on securities loaned, at value	24,914,225
Total liabilities		28,646,502

Net Assets		$ 692,486,058
Net Assets consist of:
Paid in capital		$ 419,219,081
Accumulated net investment loss		(4,626)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		23,125,227
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		250,146,376
Net Assets, for 9,165,850 shares outstanding		$ 692,486,058
Net Asset Value, offering price and redemption price per share ($692,486,058 ÷ 9,165,850 shares)		$ 75.55

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 4,804,352
Income from Fidelity Central Funds (including $15,193 from security lending)		30,229
Total income		4,834,581

Expenses
Management fee	$ 3,704,688
Transfer agent fees	1,432,092
Accounting and security lending fees	243,794
Custodian fees and expenses	14,962
Independent trustees' compensation	13,277
Registration fees	31,655
Audit	45,924
Legal	11,218
Interest	1,559
Miscellaneous	9,291
Total expenses before reductions	5,508,460
Expense reductions	(24,697)	5,483,763
Net investment income (loss)		(649,182)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,914,152
Foreign currency transactions	(3,150)
Total net realized gain (loss)		65,911,002
Change in net unrealized appreciation (depreciation) on: Investment securities	128,109,647
Assets and liabilities in foreign currencies	(429)
Total change in net unrealized appreciation (depreciation)		128,109,218
Net gain (loss)		194,020,220
Net increase (decrease) in net assets resulting from operations		$ 193,371,038

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (649,182)	$ 729,219
Net realized gain (loss)	65,911,002	78,580,762
Change in net unrealized appreciation (depreciation)	128,109,218	(75,363,913)
Net increase (decrease) in net assets resulting from operations	193,371,038	3,946,068
Distributions to shareholders from net investment income	-	(299,615)
Distributions to shareholders from net realized gain	(41,435,622)	(31,559,328)
Total distributions	(41,435,622)	(31,858,943)
Share transactions Proceeds from sales of shares	261,222,310	239,485,576
Reinvestment of distributions	40,055,096	30,763,816
Cost of shares redeemed	(323,684,837)	(549,770,786)
Net increase (decrease) in net assets resulting from share transactions	(22,407,431)	(279,521,394)
Redemption fees	9,206	25,054
Total increase (decrease) in net assets	129,537,191	(307,409,215)

Net Assets
Beginning of period	562,948,867	870,358,082
End of period (including accumulated net investment loss of $4,626 and accumulated net investment loss of $75,161, respectively)	$ 692,486,058	$ 562,948,867
Other Information Shares
Sold	3,857,742	3,859,479
Issued in reinvestment of distributions	580,095	531,970
Redeemed	(4,670,775)	(9,199,114)
Net increase (decrease)	(232,938)	(4,807,665)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 59.90	$ 61.26	$ 55.32	$ 44.38	$ 25.53
Income from Investment Operations
Net investment income (loss) B	(.07)	.06	(.03)	(.25)	(.24)
Net realized and unrealized gain (loss)	20.08	1.77	5.96	11.19	19.09
Total from investment operations	20.01	1.83	5.93	10.94	18.85
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	(4.36)	(3.16)	-	-	-
Total distributions	(4.36)	(3.19)	-	-	-
Redemption fees added to paid in capital B	- G	- G	.01	- G	- G
Net asset value, end of period	$ 75.55	$ 59.90	$ 61.26	$ 55.32	$ 44.38
Total Return A	34.22%	3.17%	10.74%	24.65%	73.83%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.84%	.86%	.89%	.96%
Expenses net of fee waivers, if any	.82%	.84%	.86%	.89%	.96%
Expenses net of all reductions	.82%	.83%	.84%	.88%	.96%
Net investment income (loss)	(.10)%	.10%	(.05)%	(.54)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 692,486	$ 562,949	$ 870,358	$ 566,400	$ 466,110
Portfolio turnover rate D	65%	96%	86%	55%	50%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Medical Equipment and Systems Portfolio	37.03%	21.76%	11.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Equipment and Systems Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Edward Yoon, Portfolio Manager of Medical Equipment and Systems Portfolio: For the year, the fund gained 37.03%, outpacing the 25.02% advance of the MSCI® U.S. IMI Health Care Equipment & Supplies 25-50 Index and the broadly based S&P 500®. The industry produced a solid return relative to the broader market as fundamentals stabilized and improved throughout the course of the year. The group faced a difficult market in the U.S., however, due partly to cyclical headwinds such as still-high unemployment and a greater focus on cost containment. Hospitals, the industry's key customers, faced increased reimbursement pressure that has contributed to slowing growth among medical equipment stocks. While the domestic backdrop presented some hurdles, multinational companies continued their aggressive investment in and expansion into emerging markets. Opportunities abroad mounted, as developing countries continue to build new hospitals and expand infrastructure to accommodate an emerging middle class spending more on health care. Versus the industry index, exceptional stock picking far and away drove the fund's solid return. During the period, I found a lot of stocks I liked in the equipment segment, which dominates the MSCI index. Here, the fund's largest position at period end, medical device maker Boston Scientific, was easily our top contributor. Picks in the non-index life science tools & services segment also helped. I took advantage of some flatter stretches in the share price of Illumina at the beginning of the period to establish a fairly large position, but I began to dial back my exposure as the stock's valuation rose. Conversely, some choices in the non-index health care services segment nicked results, but notable relative detractors were hard to come by this period. At the individual stock level, it hurt the most to underweight St. Jude Medical, a maker of defibrillators and other implantable cardiac devices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Equipment and Systems Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Boston Scientific Corp.	12.5	12.1
Covidien PLC	7.3	5.3
Stryker Corp.	6.5	7.7
Intuitive Surgical, Inc.	5.2	5.0
Abbott Laboratories	5.0	3.9
Medtronic, Inc.	4.3	6.3
The Cooper Companies, Inc.	4.1	5.5
Edwards Lifesciences Corp.	3.2	0.2
Baxter International, Inc.	3.1	3.6
Actavis PLC	2.6	2.1
	53.8
Top Industries (% of fund's net assets)
As of February 28, 2014
Health Care Equipment & Supplies	86.6%
Life Sciences Tools & Services	4.9%
Pharmaceuticals	3.6%
Biotechnology	1.9%
Industrial Conglomerates	1.2%
All Others*	1.8%

As of August 31, 2013
Health Care Equipment & Supplies	84.0%
Pharmaceuticals	6.9%
Health Care Technology	2.8%
Life Sciences Tools & Services	2.4%
Biotechnology	2.3%
All Others*	1.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Medical Equipment and Systems Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
BIOTECHNOLOGY - 1.5%
Biotechnology - 1.5%
Genomic Health, Inc. (a)(d)	300,000	$ 7,923,000
Grifols SA ADR	300,000	12,624,000
Myriad Genetics, Inc. (a)	128,000	4,634,880
		25,181,880
HEALTH CARE EQUIPMENT & SUPPLIES - 85.8%
Health Care Equipment - 75.3%
Abbott Laboratories	2,150,000	85,527,000
Accuray, Inc. (a)(d)	1,280,000	12,006,400
Atricure, Inc. (a)	560,000	11,642,400
Baxter International, Inc.	770,000	53,515,000
Boston Scientific Corp. (a)	16,400,000	214,840,001
Cardiovascular Systems, Inc. (a)	350,000	12,250,000
CONMED Corp.	730,000	34,032,600
Covidien PLC	1,750,000	125,912,500
DexCom, Inc. (a)	200,000	9,020,000
Edwards Lifesciences Corp. (a)(d)	800,000	55,808,000
Exactech, Inc. (a)(e)	800,000	18,640,000
Genmark Diagnostics, Inc. (a)	1,272,306	15,852,933
HeartWare International, Inc. (a)	240,000	23,047,200
Inogen, Inc.	295,000	5,165,450
Insulet Corp. (a)	380,000	18,015,800
Integra LifeSciences Holdings Corp. (a)	500,000	23,520,000
Intuitive Surgical, Inc. (a)	200,000	88,966,000
Lumenis Ltd. Class B	400,000	4,880,000
Masimo Corp. (a)	1,250,000	31,937,500
Medtronic, Inc.	1,240,000	73,482,400
Natus Medical, Inc. (a)	600,000	15,060,000
NxStage Medical, Inc. (a)	500,000	6,935,000
PW Medtech Group Ltd. (a)	10,000,000	4,522,875
ResMed, Inc. (d)	1,000,000	44,020,000
Smith & Nephew PLC sponsored ADR (d)	470,000	37,430,800
St. Jude Medical, Inc.	290,000	19,522,800
Steris Corp.	511,420	23,602,033
Stryker Corp.	1,400,000	112,336,000
Teleflex, Inc.	60,000	6,119,400
Tornier NV (a)	1,000,000	19,200,000
Varian Medical Systems, Inc. (a)	80,000	6,706,400
Volcano Corp. (a)(d)	1,500,000	32,190,000
Wright Medical Group, Inc. (a)	400,000	12,728,000
Zeltiq Aesthetics, Inc. (a)	550,000	10,444,500
Zimmer Holdings, Inc.	280,000	26,275,200
		1,295,154,192
Health Care Supplies - 10.5%
Alere, Inc. (a)	570,000	20,941,800
Align Technology, Inc. (a)	80,000	4,186,400
ASAHI INTECC Co. Ltd.	160,000	6,862,533

	Shares	Value
DENTSPLY International, Inc.	700,000	$ 31,766,000
Derma Sciences, Inc. (a)	400,000	5,876,000
Quidel Corp. (a)(d)	400,000	11,208,000
The Cooper Companies, Inc.	550,000	70,515,500
The Spectranetics Corp. (a)	700,000	20,972,000
Vascular Solutions, Inc. (a)	360,000	9,367,200
		181,695,433
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,476,849,625
HEALTH CARE PROVIDERS & SERVICES - 1.2%
Health Care Distributors & Services - 0.6%
Amplifon SpA	1,600,000	9,783,566
Health Care Services - 0.6%
Miraca Holdings, Inc.	250,000	11,398,251
TOTAL HEALTH CARE PROVIDERS & SERVICES		21,181,817
INDUSTRIAL CONGLOMERATES - 1.2%
Industrial Conglomerates - 1.2%
Danaher Corp.	280,000	21,417,200
LIFE SCIENCES TOOLS & SERVICES - 4.9%
Life Sciences Tools & Services - 4.9%
Agilent Technologies, Inc.	420,000	23,910,600
Bruker BioSciences Corp. (a)	460,000	10,460,400
Eurofins Scientific SA	35,000	10,232,164
Illumina, Inc. (a)	228,000	39,099,720
		83,702,884
PHARMACEUTICALS - 3.6%
Pharmaceuticals - 3.6%
Actavis PLC (a)	200,000	44,164,000
Salix Pharmaceuticals Ltd. (a)	160,000	17,267,200
		61,431,200
TOTAL COMMON STOCKS (Cost $1,182,792,093)		1,689,764,606
Preferred Stocks - 1.6%

Convertible Preferred Stocks - 0.8%
BIOTECHNOLOGY - 0.4%
Biotechnology - 0.4%
Ariosa Diagnostics (a)(f)	347,782	2,100,603
Ariosa Diagnostics Series B (f)	53,177	321,189
Roka Bioscience, Inc. Series E, 8.00% (f)	3,136,640	4,000,000
		6,421,792
Preferred Stocks - continued
	Shares	Value
Convertible Preferred Stocks - continued
HEALTH CARE TECHNOLOGY - 0.4%
Health Care Technology - 0.4%
Castlight Health, Inc. Series D (a)(f)	999,300	$ 8,094,330
TOTAL CONVERTIBLE PREFERRED STOCKS		14,516,122
Nonconvertible Preferred Stocks - 0.8%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
Health Care Equipment - 0.8%
Sartorius AG (non-vtg.)	100,000	13,568,349
TOTAL PREFERRED STOCKS (Cost $21,847,076)		28,084,471
Money Market Funds - 3.8%

Fidelity Cash Central Fund, 0.10% (b)	1,086,765	1,086,765
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	63,416,228	63,416,228
TOTAL MONEY MARKET FUNDS (Cost $64,502,993)		64,502,993
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $1,269,142,162)		1,782,352,070
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(62,035,502)
NET ASSETS - 100%		$ 1,720,316,568
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,516,122 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Ariosa Diagnostics	11/30/11 - 3/1/13	$ 2,100,603
Ariosa Diagnostics Series B	3/1/13	$ 321,189
Castlight Health, Inc. Series D	4/25/12	$ 6,032,334
Roka Bioscience, Inc. Series E, 8.00%	11/20/13	$ 4,000,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,144
Fidelity Securities Lending Cash Central Fund	398,671
Total	$ 409,815
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Exactech, Inc.	$ 16,569,000	$ 2,043,545	$ 4,146,176	$ -	$ 18,640,000
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,689,764,606	$ 1,689,764,606	$ -	$ -
Preferred Stocks	28,084,471	13,568,349	-	14,516,122
Money Market Funds	64,502,993	64,502,993	-	-
Total Investments in Securities:	$ 1,782,352,070	$ 1,767,835,948	$ -	$ 14,516,122
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	82.5%
Ireland	9.9%
United Kingdom	2.2%
Netherlands	1.1%
Japan	1.0%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $61,617,185) - See accompanying schedule: Unaffiliated issuers (cost $1,191,512,283)	$ 1,699,209,077
Fidelity Central Funds (cost $64,502,993)	64,502,993
Other affiliated issuers (cost $13,126,886)	18,640,000
Total Investments (cost $1,269,142,162)		$ 1,782,352,070
Receivable for investments sold		10,073,558
Receivable for fund shares sold		1,352,072
Dividends receivable		386,648
Distributions receivable from Fidelity Central Funds		89,358
Prepaid expenses		7,664
Other receivables		29,995
Total assets		1,794,291,365

Liabilities
Payable for investments purchased	$ 6,648,305
Payable for fund shares redeemed	2,749,228
Accrued management fee	789,193
Other affiliated payables	303,494
Other payables and accrued expenses	68,349
Collateral on securities loaned, at value	63,416,228
Total liabilities		73,974,797

Net Assets		$ 1,720,316,568
Net Assets consist of:
Paid in capital		$ 1,122,330,970
Distributions in excess of net investment income		(445,755)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		85,220,871
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		513,210,482
Net Assets, for 45,230,670 shares outstanding		$ 1,720,316,568
Net Asset Value, offering price and redemption price per share ($1,720,316,568 ÷ 45,230,670 shares)		$ 38.03

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 12,102,088
Interest		26
Income from Fidelity Central Funds (including $398,671 from security lending)		409,815
Total income		12,511,929

Expenses
Management fee	$ 8,335,383
Transfer agent fees	3,008,833
Accounting and security lending fees	478,480
Custodian fees and expenses	55,330
Independent trustees' compensation	28,607
Registration fees	60,325
Audit	44,736
Legal	23,283
Interest	2,591
Miscellaneous	16,995
Total expenses before reductions	12,054,563
Expense reductions	(84,853)	11,969,710
Net investment income (loss)		542,219
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	241,759,902
Other affiliated issuers	244,151
Foreign currency transactions	(54,442)
Total net realized gain (loss)		241,949,611
Change in net unrealized appreciation (depreciation) on: Investment securities	235,331,272
Assets and liabilities in foreign currencies	15,720
Total change in net unrealized appreciation (depreciation)		235,346,992
Net gain (loss)		477,296,603
Net increase (decrease) in net assets resulting from operations		$ 477,838,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 542,219	$ 1,676,247
Net realized gain (loss)	241,949,611	55,693,801
Change in net unrealized appreciation (depreciation)	235,346,992	112,550,953
Net increase (decrease) in net assets resulting from operations	477,838,822	169,921,001
Distributions to shareholders from net investment income	-	(2,142,447)
Distributions to shareholders from net realized gain	(151,100,524)	(54,255,083)
Total distributions	(151,100,524)	(56,397,530)
Share transactions Proceeds from sales of shares	331,322,104	216,598,206
Reinvestment of distributions	144,921,726	54,158,373
Cost of shares redeemed	(487,114,820)	(340,863,585)
Net increase (decrease) in net assets resulting from share transactions	(10,870,990)	(70,107,006)
Redemption fees	12,218	8,764
Total increase (decrease) in net assets	315,879,526	43,425,229

Net Assets
Beginning of period	1,404,437,042	1,361,011,813
End of period (including distributions in excess of net investment income of $445,755 and distributions in excess of net investment income of $943,858, respectively)	$ 1,720,316,568	$ 1,404,437,042
Other Information Shares
Sold	9,478,330	7,408,450
Issued in reinvestment of distributions	4,182,266	1,952,608
Redeemed	(14,326,567)	(12,033,703)
Net increase (decrease)	(665,971)	(2,672,645)

Financial Highlights

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.60	$ 28.02	$ 29.55	$ 25.23	$ 17.30
Income from Investment Operations
Net investment income (loss) B	.01	.04	.01	(.01) E	(.03)
Net realized and unrealized gain (loss)	10.94	3.77	(.10)	4.33	7.96
Total from investment operations	10.95	3.81	(.09)	4.32	7.93
Distributions from net investment income	-	(.05)	(.02)	-	-
Distributions from net realized gain	(3.52)	(1.18)	(1.43)	-	-
Total distributions	(3.52)	(1.23)	(1.44) I	-	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 38.03	$ 30.60	$ 28.02	$ 29.55	$ 25.23
Total Return A	37.03%	14.09%	.23%	17.12%	45.84%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.83%	.84%	.86%	.91%
Expenses net of fee waivers, if any	.80%	.83%	.84%	.86%	.91%
Expenses net of all reductions	.79%	.82%	.84%	.86%	.90%
Net investment income (loss)	.04%	.13%	.02%	(.04)% E	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,720,317	$ 1,404,437	$ 1,361,012	$ 1,408,343	$ 1,377,991
Portfolio turnover rate D	75%	69%	120%	92%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $1.44 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $1.426 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 Years
Pharmaceuticals Portfolio	46.77%	28.17%	12.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Asher Anolic, Portfolio Manager of Pharmaceuticals Portfolio: For the year, the fund returned 46.77%, outpacing the 44.24% gain of the S&P® Custom Pharmaceuticals Index and the broad-based S&P 500® Index. A big driver behind the index and fund's strength this period was mid- and small-cap names that offered either a compelling product or generic drugs. The fund's biggest contributor versus the industry index was Actavis. The generic drugmaker announced in May it would acquire Ireland-based Warner Chilcott, which focuses on women's dermatology and gastrointestinal products. This acquisition, completed in October, helped Actavis grow its branded products lineup and gave the firm a tax-rate advantage. In February, Actavis reported plans to buy Forest Laboratories, adding higher-margin, branded treatments for Alzheimer's, hypertension and other disorders to its drug portfolio. Over-the-counter medicine maker Perrigo was another contributor, and its shares benefited from its October announcement of first-quarter 2014 financial results that beat analysts' expectations. Elsewhere, underweighting large index component and pharma giant Johnson & Johnson turned out to be a big contributor this period. The stock performed nicely on an absolute basis, but it couldn't keep pace with the rapid growth of its industry peers. On the flip side, overweighting France-based Sanofi hurt, as the stock suffered over the past year, as management misexecuted and investors became wary of potential future competition for Lantus®, its treatment for diabetes. Underweighting global biopharma giant Bristol-Myers Squibb was another big detractor. The stock had a big runup in May amid optimism about the firm's new oncology drug candidate, nivolumab. Of note, a small cash position, on average, also hurt the fund in a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pharmaceuticals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG sponsored ADR	6.3	6.9
AbbVie, Inc.	6.2	3.7
AstraZeneca PLC sponsored ADR	5.8	2.9
Actavis PLC	5.4	3.3
Sanofi SA sponsored ADR	5.4	8.7
Johnson & Johnson	5.1	7.8
Bristol-Myers Squibb Co.	5.1	3.5
Perrigo Co. PLC	4.7	4.0
Merck & Co., Inc.	4.4	4.9
Valeant Pharmaceuticals International (Canada)	3.9	3.6
	52.3
Top Industries (% of fund's net assets)
As of February 28, 2014
Pharmaceuticals	87.3%
Biotechnology	5.8%
Health Care Equipment & Supplies	2.4%
Health Care Providers & Services	1.2%
Household Products	0.9%
All Others*	2.4%

As of August 31, 2013
Pharmaceuticals	91.7%
Biotechnology	5.5%
Health Care Equipment & Supplies	0.7%
Personal Products	0.3%
Chemicals	0.3%
All Others*	1.5%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Pharmaceuticals Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
BIOTECHNOLOGY - 5.8%
Biotechnology - 5.8%
Agios Pharmaceuticals, Inc.	2,300	$ 71,898
Agios Pharmaceuticals, Inc. (e)	18,514	578,748
Alexion Pharmaceuticals, Inc. (a)	54,900	9,706,320
AMAG Pharmaceuticals, Inc. (a)(d)	113,600	2,354,928
Amgen, Inc.	148,800	18,454,176
Cara Therapeutics, Inc.	150,300	2,837,664
Celldex Therapeutics, Inc. (a)	33,100	967,182
Cubist Pharmaceuticals, Inc. (a)	147,500	11,729,200
Discovery Laboratories, Inc. (a)	232,000	612,480
Eleven Biotherapeutics, Inc.	29,100	471,420
Genmab A/S (a)	86,500	3,907,019
Grifols SA Class B	5,400	228,937
Innate Pharma SA (a)	190,800	2,765,293
Insmed, Inc. (a)	72,100	1,442,721
Intercept Pharmaceuticals, Inc. (a)	15,798	6,485,079
Medivation, Inc. (a)	188,100	13,526,271
Novavax, Inc. (a)	319,100	2,042,240
Oncothyreon, Inc. (a)(d)	343,600	1,061,724
Regulus Therapeutics, Inc. (a)	54,000	606,420
Swedish Orphan Biovitrum AB (a)	153,900	2,040,270
United Therapeutics Corp. (a)	102,900	10,436,118
Vanda Pharmaceuticals, Inc. (a)	134,200	2,030,446
		94,356,554
CHEMICALS - 0.3%
Specialty Chemicals - 0.3%
Royal DSM NV	74,901	4,786,248
HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
Health Care Equipment - 2.4%
Abbott Laboratories	883,300	35,137,674
DBV Technologies SA (a)(d)	83,000	2,405,863
Genmark Diagnostics, Inc. (a)	63,400	789,964
		38,333,501
HEALTH CARE PROVIDERS & SERVICES - 1.2%
Health Care Distributors & Services - 0.7%
McKesson Corp.	32,300	5,718,715
PharMerica Corp. (a)	218,000	5,253,800
		10,972,515
Health Care Services - 0.5%
Accretive Health, Inc. (a)	406,452	3,365,423
Express Scripts Holding Co. (a)	68,200	5,136,142
		8,501,565
TOTAL HEALTH CARE PROVIDERS & SERVICES		19,474,080
HOUSEHOLD PRODUCTS - 0.9%
Household Products - 0.9%
Reckitt Benckiser Group PLC	187,400	15,420,656

	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - 0.3%
Life Sciences Tools & Services - 0.3%
Eurofins Scientific SA	17,300	$ 5,057,612
PERSONAL PRODUCTS - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)(f)	40,000	356,000
PHARMACEUTICALS - 87.3%
Pharmaceuticals - 87.3%
AbbVie, Inc.	1,975,790	100,587,469
Actavis PLC (a)	402,320	88,840,302
Aerie Pharmaceuticals, Inc.	91,900	2,110,943
Akorn, Inc. (a)	47,900	1,236,778
ALK-Abello A/S	30,500	3,948,950
Allergan, Inc.	75,900	9,639,300
AstraZeneca PLC sponsored ADR	1,391,800	94,308,368
Auxilium Pharmaceuticals, Inc. (a)	172,700	5,310,525
Bayer AG	68,700	9,757,658
Biodelivery Sciences International, Inc. (a)	396,900	3,718,953
Bristol-Myers Squibb Co.	1,550,910	83,392,431
Cempra, Inc. (a)	262,200	2,986,458
DepoMed, Inc. (a)	562,100	6,773,305
Durect Corp. (a)	865,100	1,202,489
Eli Lilly & Co.	420,800	25,083,888
Endo Health Solutions, Inc. (a)(d)	310,400	24,776,128
Forest Laboratories, Inc. (a)	476,200	46,462,834
GlaxoSmithKline PLC sponsored ADR	850,800	47,593,752
Impax Laboratories, Inc. (a)	271,000	6,983,670
Jazz Pharmaceuticals PLC (a)	124,200	18,871,569
Johnson & Johnson	905,700	83,433,084
Lannett Co., Inc. (a)	51,500	2,208,835
Merck & Co., Inc.	1,247,236	71,079,980
Mylan, Inc. (a)	935,100	51,963,507
Novartis AG sponsored ADR	1,228,098	102,153,192
Novo Nordisk A/S Series B sponsored ADR	781,000	37,120,930
Pacira Pharmaceuticals, Inc. (a)	50,000	3,912,000
Pain Therapeutics, Inc. (a)	221,917	1,253,831
Paladin Labs, Inc. (a)	67,700	8,685,507
Perrigo Co. PLC	463,552	76,226,491
Pfizer, Inc.	1,840,088	59,085,226
Prestige Brands Holdings, Inc. (a)	124,592	3,549,626
Questcor Pharmaceuticals, Inc. (d)	307,900	18,704,925
Revance Therapeutics, Inc.	7,400	199,282
Roche Holding AG (participation certificate)	135,683	41,776,814
Sagent Pharmaceuticals, Inc. (a)	434,000	9,183,440
Salix Pharmaceuticals Ltd. (a)	259,000	27,951,280
Sanofi SA sponsored ADR	1,703,322	88,300,212
Shire PLC sponsored ADR (d)	259,900	42,922,485
Teva Pharmaceutical Industries Ltd. sponsored ADR	487,189	24,305,859
The Medicines Company (a)	105,200	3,213,860
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
UCB SA	400	$ 32,106
Valeant Pharmaceuticals International (Canada) (a)	442,127	63,110,804
XenoPort, Inc. (a)	175,500	1,096,875
Zoetis, Inc. Class A	704,300	21,847,386
		1,426,903,307
TOTAL COMMON STOCKS (Cost $1,142,152,294)		1,604,687,958
Convertible Preferred Stocks - 0.0%

LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
Living Proof, Inc. 8.00% (f) (Cost $200,000)	112,714	200,000
Money Market Funds - 3.8%

Fidelity Cash Central Fund, 0.10% (b)	20,085,798	20,085,798
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	41,937,240	41,937,240
TOTAL MONEY MARKET FUNDS (Cost $62,023,038)		62,023,038
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,204,375,332)		1,666,910,996
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(32,167,570)
NET ASSETS - 100%		$ 1,634,743,426
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $578,748 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $556,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Living Proof, Inc. 8.00%	2/13/13	$ 200,000
MYOS Corp.	7/2/12	$ 500,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,316
Fidelity Securities Lending Cash Central Fund	270,045
Total	$ 294,361
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,604,687,958	$ 1,562,682,207	$ 42,005,751	$ -
Convertible Preferred Stocks	200,000	-	-	200,000
Money Market Funds	62,023,038	62,023,038	-	-
Total Investments in Securities:	$ 1,666,910,996	$ 1,624,705,245	$ 42,005,751	$ 200,000
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	51.9%
Ireland	11.3%
United Kingdom	9.6%
Switzerland	8.9%
France	5.7%
Canada	4.4%
Denmark	2.8%
Bailiwick of Jersey	2.6%
Israel	1.5%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $39,381,476) - See accompanying schedule: Unaffiliated issuers (cost $1,142,352,294)	$ 1,604,887,958
Fidelity Central Funds (cost $62,023,038)	62,023,038
Total Investments (cost $1,204,375,332)		$ 1,666,910,996
Receivable for investments sold		77,399,853
Receivable for fund shares sold		8,978,105
Dividends receivable		7,797,383
Distributions receivable from Fidelity Central Funds		14,168
Prepaid expenses		6,251
Other receivables		31,918
Total assets		1,761,138,674

Liabilities
Payable for investments purchased	$ 81,146,219
Payable for fund shares redeemed	2,249,131
Accrued management fee	697,828
Other affiliated payables	265,785
Other payables and accrued expenses	99,045
Collateral on securities loaned, at value	41,937,240
Total liabilities		126,395,248

Net Assets		$ 1,634,743,426
Net Assets consist of:
Paid in capital		$ 1,093,194,264
Undistributed net investment income		6,519,745
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		72,492,942
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		462,536,475
Net Assets, for 76,411,864 shares outstanding		$ 1,634,743,426
Net Asset Value, offering price and redemption price per share ($1,634,743,426 ÷ 76,411,864 shares)		$ 21.39

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 27,578,280
Interest		319
Income from Fidelity Central Funds (including $270,045 from security lending)		294,361
Income before foreign taxes withheld		27,872,960
Less foreign taxes withheld		(1,790,896)
Total income		26,082,064

Expenses
Management fee	$ 6,567,771
Transfer agent fees	2,437,320
Accounting and security lending fees	394,514
Custodian fees and expenses	43,934
Independent trustees' compensation	22,324
Registration fees	120,465
Audit	46,127
Legal	18,229
Interest	997
Miscellaneous	12,894
Total expenses before reductions	9,664,575
Expense reductions	(78,625)	9,585,950
Net investment income (loss)		16,496,114
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	201,689,484
Foreign currency transactions	17,096
Total net realized gain (loss)		201,706,580
Change in net unrealized appreciation (depreciation) on: Investment securities	250,053,245
Assets and liabilities in foreign currencies	1,874
Total change in net unrealized appreciation (depreciation)		250,055,119
Net gain (loss)		451,761,699
Net increase (decrease) in net assets resulting from operations		$ 468,257,813

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,496,114	$ 12,305,487
Net realized gain (loss)	201,706,580	28,204,734
Change in net unrealized appreciation (depreciation)	250,055,119	90,407,220
Net increase (decrease) in net assets resulting from operations	468,257,813	130,917,441
Distributions to shareholders from net investment income	(11,589,044)	(10,455,612)
Distributions to shareholders from net realized gain	(115,013,141)	(14,704,906)
Total distributions	(126,602,185)	(25,160,518)
Share transactions Proceeds from sales of shares	687,383,334	336,546,113
Reinvestment of distributions	122,417,330	24,435,405
Cost of shares redeemed	(427,820,714)	(271,573,650)
Net increase (decrease) in net assets resulting from share transactions	381,979,950	89,407,868
Redemption fees	43,637	17,062
Total increase (decrease) in net assets	723,679,215	195,181,853

Net Assets
Beginning of period	911,064,211	715,882,358
End of period (including undistributed net investment income of $6,519,745 and undistributed net investment income of $3,565,748, respectively)	$ 1,634,743,426	$ 911,064,211
Other Information Shares
Sold	36,408,752	22,249,886
Issued in reinvestment of distributions	6,585,841	1,635,914
Redeemed	(23,077,006)	(18,109,515)
Net increase (decrease)	19,917,587	5,776,285

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.13	$ 14.11	$ 12.74	$ 10.93	$ 7.60
Income from Investment Operations
Net investment income (loss) B	.26	.23	.15	.17	.14
Net realized and unrealized gain (loss)	6.96	2.26	1.64	1.96	3.35
Total from investment operations	7.22	2.49	1.79	2.13	3.49
Distributions from net investment income	(.18)	(.20)	(.11)	(.13)	(.16)
Distributions from net realized gain	(1.77)	(.27)	(.31)	(.19)	-
Total distributions	(1.96) H	(.47)	(.42)	(.32)	(.16)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 21.39	$ 16.13	$ 14.11	$ 12.74	$ 10.93
Total Return A	46.77%	17.93%	14.34%	19.68%	46.05%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.85%	.89%	.94%	1.01%
Expenses net of fee waivers, if any	.81%	.85%	.89%	.94%	1.01%
Expenses net of all reductions	.81%	.84%	.88%	.94%	1.00%
Net investment income (loss)	1.39%	1.54%	1.12%	1.42%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,634,743	$ 911,064	$ 715,882	$ 391,020	$ 235,535
Portfolio turnover rate D	95%	54%	73%	102%	221%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $1.96 per share is comprised of distributions from net investment income of $0.182 and distributions from net realized gain of $1.773 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Health Care Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulation.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$ 6,966,457,447	$ 5,003,725,679	$ (161,986,647)	$ 4,841,739,032
Health Care Portfolio	4,338,613,479	1,991,873,364	(33,985,130)	1,957,888,234
Medical Delivery Portfolio	469,126,890	256,664,056	(9,518,753)	247,145,303
Medical Equipment and Systems Portfolio	1,272,051,663	529,128,789	(18,828,382)	510,300,407
Pharmaceuticals Portfolio	1,207,064,198	463,658,718	(3,811,920)	459,846,798

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Biotechnology Portfolio	$ -	$ -	$ 4,841,739,032
Health Care Portfolio	114,000,733	182,921,192	1,957,912,869
Medical Delivery Portfolio	6,970,043	19,157,384	247,144,177
Medical Equipment and Systems Portfolio	34,433,604	53,696,768	510,300,981
Pharmaceuticals Portfolio	33,381,024	48,327,621	459,847,609

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2013 to February 28, 2014 and ordinary losses recognized during the period January 1, 2014 to February 28, 2014. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Biotechnology Portfolio	$ (2,992,827)	$ (2,938,950)
Medical Equipment and Systems Portfolio	-	(436,772)

The tax character of distributions paid was as follows:

February 28, 2014
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$ 1,818,993	$ 17,540,867	$ 19,359,860
Health Care Portfolio	144,841,581	305,640,128	450,481,709
Medical Delivery Portfolio	23,223,879	18,211,743	41,435,622
Medical Equipment and Systems Portfolio	23,860,944	127,239,580	151,100,524
Pharmaceuticals Portfolio	13,738,981	112,863,204	126,602,185
February 28, 2013
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$ 18,771,575	$ 103,438,530	$ 122,210,105
Health Care Portfolio	26,738,737	214,482,287	241,221,024
Medical Delivery Portfolio	299,615	31,559,328	31,858,943
Medical Equipment and Systems Portfolio	2,142,447	54,255,083	56,397,530
Pharmaceuticals Portfolio	11,753,342	13,407,176	25,160,518

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	5,853,280,421	2,352,458,020
Health Care Portfolio	5,225,313,390	3,930,547,367
Medical Delivery Portfolio	421,449,498	468,587,579
Medical Equipment and Systems Portfolio	1,122,830,336	1,271,324,375
Pharmaceuticals Portfolio	1,373,472,418	1,108,197,777

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Funds. The investment adviser and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.25%	.55%
Health Care Portfolio	.30%	.25%	.55%
Medical Delivery Portfolio	.30%	.25%	.55%
Medical Equipment and Systems Portfolio	.30%	.25%	.55%
Pharmaceuticals Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.17%
Health Care Portfolio	.17%
Medical Delivery Portfolio	.21%
Medical Equipment and Systems Portfolio	.20%
Pharmaceuticals Portfolio	.21%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 116,279
Health Care Portfolio	52,668
Medical Delivery Portfolio	8,750
Medical Equipment and Systems Portfolio	21,239
Pharmaceuticals Portfolio	20,767

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$ 28,231,821.32%		$ 9,813
Health Care Portfolio	Borrower	21,411,400.31%		928
Medical Delivery Portfolio	Borrower	11,020,765.30%		1,559
Medical Equipment and Systems Portfolio	Borrower	7,064,400.31%		2,142
Pharmaceuticals Portfolio	Borrower	10,052,333.30%		997

Other. During the period, the investment adviser reimbursed Biotechnology Portfolio for certain losses in the amount of $19,826.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Biotechnology Portfolio	$ 10,479
Health Care Portfolio	6,760
Medical Delivery Portfolio	1,279
Medical Equipment and Systems Portfolio	2,873
Pharmaceuticals Portfolio	2,118

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

Security Lending Income From Securities Loaned to FCM
Biotechnology Portfolio	$ 488,040
Health Care Portfolio	762
Medical Equipment and Systems Portfolio	14,426
Pharmaceuticals Portfolio	20,020

Annual Report

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Medical Equipment and Systems Portfolio	$ 3,736,429.62%		$ 449

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Biotechnology Portfolio	$ 348,777	$ 422
Health Care Portfolio	323,367	186
Medical Delivery Portfolio	19,865	-
Medical Equipment and Systems Portfolio	75,117	213
Pharmaceuticals Portfolio	74,458	-

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursement
Biotechnology Portfolio	$ 33,967
Health Care Portfolio	18,877
Medical Delivery Portfolio	4,832
Medical Equipment and Systems Portfolio	9,523
Pharmaceuticals Portfolio	4,167

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in aggregate, of approximately 20% of the total outstanding shares of Pharmaceuticals Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio (funds of Fidelity Select Portfolios) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Health Care Portfolio	04/14/14	04/11/14	$0.000	$10.417
Biotechnology Portfolio	04/14/14	04/11/14	$0.000	$0.000
Pharmaceuticals Portfolio	04/14/14	04/11/14	$0.086	$0.982
Medical Equipment and Systems Portfolio	04/14/14	04/11/14	$0.000	$1.958
Medical Delivery Portfolio	04/14/14	04/11/14	$0.000	$2.888

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Health Care Portfolio	$428,274,643
Biotechnology Portfolio	$17,515,808
Pharmaceuticals Portfolio	$149,884,812
Medical Equipment and Systems Portfolio	$165,799,002
Medical Delivery Portfolio	$27,026,916

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2013	December 2013
Health Care Portfolio	33%	11%
Biotechnology Portfolio	100%	0%
Pharmaceuticals Portfolio	29%	100%
Medical Equipment and Systems Portfolio	100%	39%
Medical Delivery Portfolio	0%	18%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2013	December 2013
Health Care Portfolio	34%	14%
Biotechnology Portfolio	81%	0%
Pharmaceuticals Portfolio	100%	100%
Medical Equipment and Systems Portfolio	100%	50%
Medical Delivery Portfolio	0%	18%

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
Ned C. Lautenbach	# of Votes	% of Votes
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between Biotechnology Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	1,917,591,427.36	82.875
Against	90,485,094.37	3.911
Abstain	109,316,716.42	4.724
Broker Non-Vote	196,464,993.92	8.490
TOTAL	2,313,858,232.07	100.000
PROPOSAL 2
To approve a management contract between Health Care Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	1,460,650,205.11	84.271
Against	76,898,841.85	4.437
Abstain	81,074,186.19	4.678
Broker Non-Vote	114,656,341.99	6.614
TOTAL	1,733,279,575.14	100.000
PROPOSAL 2
To approve a management contract between Medical Delivery Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	275,454,099.41	81.076
Against	21,222,859.35	6.247
Abstain	17,673,349.76	5.201
Broker Non-Vote	25,401,237.10	7.476
TOTAL	339,751,545.62	100.000
PROPOSAL 2
To approve a management contract between Medical Equipment and Systems Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	728,940,682.79	83.162
Against	40,979,331.94	4.676
Abstain	41,151,779.55	4.694
Broker Non-Vote	65,463,633.82	7.468
TOTAL	876,535,428.10	100.000
PROPOSAL 2
To approve a management contract between Pharmaceuticals Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	565,353,301.03	87.294
Against	22,581,218.88	3.486
Abstain	33,737,635.92	5.209
Broker Non-Vote	25,977,276.62	4.011
TOTAL	647,649,432.45	100.000
PROPOSAL 3

For Biotechnology Portfolio, a shareholder proposal requesting that the Board of Trustees institute "Procedures to prevent holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity."B

	# of Votes	% of Votes
Affirmative	635,809,560.17	27.479
Against	1,334,478,969.56	57.674
Abstain	147,104,708.43	6.357
Broker Non-Vote	196,464,993.91	8.490
TOTAL	2,313,858,232.07	100.000
PROPOSAL 3

For Health Care Portfolio, a shareholder proposal requesting that the Board of Trustees institute "Procedures to prevent holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity."B

	# of Votes	% of Votes
Affirmative	490,742,239.31	28.313
Against	1,012,893,839.67	58.438
Abstain	114,987,153.96	6.635
Broker Non-Vote	114,656,342.20	6.614
TOTAL	1,733,279,575.14	100.000
A Denotes trust-wide proposal and voting results.
B Proposal was not approved by shareholders.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELHC-UANNPRO-0414
1.910421.104

Fidelity®

Select Portfolios®

Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Banking Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Brokerage and Investment Management Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Consumer Finance Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Financial Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Insurance Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Banking Portfolio	.81%
Actual		$ 1,000.00	$ 1,146.50	$ 4.31
Hypothetical A		$ 1,000.00	$ 1,020.78	$ 4.06
Brokerage and Investment Management Portfolio	.80%
Actual		$ 1,000.00	$ 1,172.70	$ 4.31
Hypothetical A		$ 1,000.00	$ 1,020.83	$ 4.01
Consumer Finance Portfolio	.84%
Actual		$ 1,000.00	$ 1,106.80	$ 4.39
Hypothetical A		$ 1,000.00	$ 1,020.63	$ 4.21
Financial Services Portfolio	.81%
Actual		$ 1,000.00	$ 1,138.00	$ 4.29
Hypothetical A		$ 1,000.00	$ 1,020.78	$ 4.06
Insurance Portfolio	.81%
Actual		$ 1,000.00	$ 1,130.20	$ 4.28
Hypothetical A		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	30.48%	25.18%	1.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from John Sheehy, Portfolio Manager of Banking Portfolio: For the year, the fund returned 30.48%, trailing the 32.38% gain of the MSCI U.S. IMI Banks 25-50 Index but outpacing the S&P 500®. Versus the broader market, bank stocks benefited from strong outperformance in regional banks and diversified banks, while the thrifts & mortgage finance companies, as a group, slightly underperformed. Versus the MSCI industry index, the fund's performance was hurt by several non-index positions in the diversified banks group, especially shares of banks in emerging markets. Brazil-based Itau Unibanco Holding was the fund's largest relative detractor. During the second quarter of 2013, I roughly doubled our position here while selling our other banks in emerging markets. Elsewhere, overweighting loan servicer Ocwen Financial worked against us. In the final two months of the period, Ocwen's share price fell sharply, as financial regulators raised questions about the company's ability to handle the huge influx of loan servicing rights it acquired from various banks during the past few years. Not owning mortgage insurer MGIC Investment also detracted in view of this index constituent's triple-digit percentage gain. Additionally, the fund's cash position detracted in a robust market environment. Conversely, fund performance was lifted by a non-benchmark stake in Capital One Financial, which derives more than half of its revenue from credit card operations. This stock, one of the fund's largest holdings at period end, was aided by continuing improvement in credit card loan growth and relatively low delinquencies. Also lifting our results were Bank of the Ozarks, a specialty real estate lender based in Arkansas, and CVB Financial, a southern California-based commercial lender. I sold CVB Financial late in the period, as I was concerned that the valuation had become stretched.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Banking Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	11.7	11.5
U.S. Bancorp	9.6	13.2
M&T Bank Corp.	5.0	4.4
SunTrust Banks, Inc.	5.0	3.7
JPMorgan Chase & Co.	4.9	1.3
Bank of America Corp.	4.9	1.2
Citigroup, Inc.	4.9	0.0
PNC Financial Services Group, Inc.	3.6	5.0
Commerce Bancshares, Inc.	3.5	1.9
Capital One Financial Corp.	3.4	3.7
	56.5
Top Industries (% of fund's net assets)
As of February 28, 2014
Commercial Banks	70.8%
Diversified Financial Services	15.1%
Thrifts & Mortgage Finance	5.2%
Consumer Finance	5.1%
IT Services	0.9%
All Others*	2.9%

As of August 31, 2013
Commercial Banks	81.4%
Consumer Finance	5.7%
Thrifts & Mortgage Finance	4.7%
Diversified Financial Services	3.0%
IT Services	2.6%
All Others*	2.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Banking Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
CAPITAL MARKETS - 0.7%
Asset Management & Custody Banks - 0.7%
The Blackstone Group LP	158,600	$ 5,289,310
COMMERCIAL BANKS - 69.7%
Diversified Banks - 26.7%
Barclays PLC	1,349,308	5,684,049
Comerica, Inc.	489,800	23,598,564
Nordea Bank AB	441,400	6,323,269
Standard Chartered PLC (United Kingdom)	379,818	8,045,707
U.S. Bancorp	1,886,200	77,598,268
Wells Fargo & Co.	2,036,792	94,547,884
		215,797,741
Regional Banks - 43.0%
1st Source Corp.	341,200	10,645,440
Bancorp, Inc., Delaware (a)	212,100	4,061,715
Bank of the Ozarks, Inc.	226,300	14,351,946
BB&T Corp.	297,100	11,230,380
BBCN Bancorp, Inc.	393,400	6,695,668
Capital Bank Financial Corp. Series A (a)	209,800	4,825,400
CapitalSource, Inc.	641,300	9,427,110
City National Corp.	196,200	14,681,646
Commerce Bancshares, Inc.	630,555	28,160,586
First Republic Bank	434,900	22,601,753
German American Bancorp, Inc.	43,379	1,254,521
Hanmi Financial Corp.	311,800	7,305,474
Heartland Financial U.S.A., Inc.	287,600	7,736,440
Huntington Bancshares, Inc.	2,591,451	24,696,528
Lakeland Financial Corp.	50,353	1,913,414
M&T Bank Corp. (d)	346,700	40,421,753
National Penn Bancshares, Inc.	841,549	9,088,729
OFG Bancorp (d)	213,180	3,410,880
PacWest Bancorp (d)	162,400	7,048,160
PNC Financial Services Group, Inc.	352,241	28,806,269
Popular, Inc. (a)	221,600	6,335,544
Prosperity Bancshares, Inc.	302,900	19,176,599
Spar Nord Bank A/S	431,400	4,588,088
SunTrust Banks, Inc.	1,069,400	40,294,992
UMB Financial Corp.	211,700	13,197,378
Wilshire Bancorp, Inc.	653,000	6,627,950
		348,584,363
TOTAL COMMERCIAL BANKS		564,382,104
CONSUMER FINANCE - 5.1%
Consumer Finance - 5.1%
Capital One Financial Corp.	380,600	27,947,458
SLM Corp.	572,900	13,715,226
		41,662,684

	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 15.1%
Other Diversified Financial Services - 14.7%
Bank of America Corp.	2,394,700	$ 39,584,391
Citigroup, Inc.	813,900	39,579,957
JPMorgan Chase & Co.	699,600	39,751,272
		118,915,620
Specialized Finance - 0.4%
McGraw Hill Financial, Inc.	40,200	3,202,332
TOTAL DIVERSIFIED FINANCIAL SERVICES		122,117,952
IT SERVICES - 0.9%
Data Processing & Outsourced Services - 0.9%
Total System Services, Inc.	242,000	7,371,320
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Mortgage REITs - 0.4%
Altisource Residential Corp. Class B (d)	117,600	3,361,008
THRIFTS & MORTGAGE FINANCE - 5.2%
Thrifts & Mortgage Finance - 5.2%
Dime Community Bancshares, Inc.	584,600	9,821,280
Meridian Interstate Bancorp, Inc. (a)	78,301	1,894,884
Ocwen Financial Corp. (a)	525,300	19,667,232
Radian Group, Inc.	104,300	1,621,865
United Financial Bancorp, Inc.	499,700	8,799,717
		41,804,978
TOTAL COMMON STOCKS (Cost $678,707,455)		785,989,356
Nonconvertible Preferred Stocks - 1.1%

COMMERCIAL BANKS - 1.1%
Diversified Banks - 1.1%
Itau Unibanco Holding SA sponsored ADR (Cost $9,462,707)	679,040	9,044,813
Money Market Funds - 8.6%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	17,801,125	$ 17,801,125
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	51,890,638	51,890,638
TOTAL MONEY MARKET FUNDS (Cost $69,691,763)		69,691,763
TOTAL INVESTMENT PORTFOLIO - 106.8% (Cost $757,861,925)		864,725,932
NET OTHER ASSETS (LIABILITIES) - (6.8)%		(54,745,722)
NET ASSETS - 100%		$ 809,980,210
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,283
Fidelity Securities Lending Cash Central Fund	52,497
Total	$ 74,780
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 785,989,356	$ 780,305,307	$ 5,684,049	$ -
Nonconvertible Preferred Stocks	9,044,813	9,044,813	-	-
Money Market Funds	69,691,763	69,691,763	-	-
Total Investments in Securities:	$ 864,725,932	$ 859,041,883	$ 5,684,049	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $51,288,348) - See accompanying schedule: Unaffiliated issuers (cost $688,170,162)	$ 795,034,169
Fidelity Central Funds (cost $69,691,763)	69,691,763
Total Investments (cost $757,861,925)		$ 864,725,932
Receivable for investments sold		73,239,621
Receivable for fund shares sold		1,037,792
Dividends receivable		1,555,585
Distributions receivable from Fidelity Central Funds		7,658
Prepaid expenses		3,605
Other receivables		21,715
Total assets		940,591,908

Liabilities
Payable for investments purchased	$ 75,689,068
Payable for fund shares redeemed	2,472,878
Accrued management fee	368,027
Other affiliated payables	155,362
Other payables and accrued expenses	35,725
Collateral on securities loaned, at value	51,890,638
Total liabilities		130,611,698

Net Assets		$ 809,980,210
Net Assets consist of:
Paid in capital		$ 702,580,504
Undistributed net investment income		2,398,723
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,864,690)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		106,865,673
Net Assets, for 31,023,537 shares outstanding		$ 809,980,210
Net Asset Value, offering price and redemption price per share ($809,980,210 ÷ 31,023,537 shares)		$ 26.11

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 13,432,476
Income from Fidelity Central Funds		74,780
Total income		13,507,256

Expenses
Management fee	$ 3,689,881
Transfer agent fees	1,351,064
Accounting and security lending fees	247,302
Custodian fees and expenses	28,588
Independent trustees' compensation	13,000
Registration fees	40,966
Audit	43,918
Legal	11,416
Miscellaneous	6,999
Total expenses before reductions	5,433,134
Expense reductions	(68,088)	5,365,046
Net investment income (loss)		8,142,210
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	79,607,275
Foreign currency transactions	57,707
Total net realized gain (loss)		79,664,982
Change in net unrealized appreciation (depreciation) on: Investment securities	79,044,314
Assets and liabilities in foreign currencies	1,666
Total change in net unrealized appreciation (depreciation)		79,045,980
Net gain (loss)		158,710,962
Net increase (decrease) in net assets resulting from operations		$ 166,853,172

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,142,210	$ 6,644,162
Net realized gain (loss)	79,664,982	28,762,782
Change in net unrealized appreciation (depreciation)	79,045,980	35,942,241
Net increase (decrease) in net assets resulting from operations	166,853,172	71,349,185
Distributions to shareholders from net investment income	(5,835,222)	(6,092,882)
Distributions to shareholders from net realized gain	(15,904,464)	-
Total distributions	(21,739,686)	(6,092,882)
Share transactions Proceeds from sales of shares	391,060,219	205,300,987
Reinvestment of distributions	21,186,604	5,934,143
Cost of shares redeemed	(277,968,854)	(175,700,047)
Net increase (decrease) in net assets resulting from share transactions	134,277,969	35,535,083
Redemption fees	26,791	23,579
Total increase (decrease) in net assets	279,418,246	100,814,965

Net Assets
Beginning of period	530,561,964	429,746,999
End of period (including undistributed net investment income of $2,398,723 and undistributed net investment income of $930,688, respectively)	$ 809,980,210	$ 530,561,964
Other Information Shares
Sold	16,023,012	10,627,011
Issued in reinvestment of distributions	828,397	307,206
Redeemed	(11,613,739)	(9,249,788)
Net increase (decrease)	5,237,670	1,684,429

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.58	$ 17.83	$ 18.92	$ 16.63	$ 9.04
Income from Investment Operations
Net investment income (loss) B	.29	.26	.09	(.01)	.06
Net realized and unrealized gain (loss)	5.97	2.73	(1.11)	2.31	7.74
Total from investment operations	6.26	2.99	(1.02)	2.30	7.80
Distributions from net investment income	(.20)	(.24)	(.07)	(.01)	(.21)
Distributions from net realized gain	(.53)	-	-	-	-
Total distributions	(.73)	(.24)	(.07)	(.01)	(.21)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 26.11	$ 20.58	$ 17.83	$ 18.92	$ 16.63
Total Return A	30.48%	16.86%	(5.31)%	13.83%	87.04%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.85%	.88%	.89%	.95%
Expenses net of fee waivers, if any	.81%	.85%	.88%	.89%	.95%
Expenses net of all reductions	.80%	.83%	.87%	.88%	.94%
Net investment income (loss)	1.22%	1.37%	.55%	(.04)%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 809,980	$ 530,562	$ 429,747	$ 518,317	$ 359,438
Portfolio turnover rate D	91%	69%	91%	73%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	29.29%	23.25%	7.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Christopher Lee, Portfolio Manager of Brokerage and Investment Management Portfolio: For the year, the fund returned 29.29%, versus 30.03% for the MSCI® U.S. IMI Capital Markets 25-50 Index and 25.37% for the broad-based S&P 500®. The industry benefited as the equity market rally boosted fee revenue, trading volumes and new issuance. Security selection aided performance relative to the MSCI industry index, with notable contributions from the out-of-benchmark thrifts & mortgage finance and specialized finance segments, as well as investment banking & brokerage and diversified capital markets. Top individual contributors included online broker E*TRADE Financial, whose stock rose as loan losses in its bank business eased and investors refocused on its growing brokerage business. An out-of-index stake in government-controlled mortgage finance company Fannie Mae helped, as rising home prices and speculation that the Federal government would relinquish its majority ownership drove the stock sharply higher last spring. I opportunistically sold the fund's stake soon thereafter. Conversely, a small average cash position detracted. Individual disappointments included asset manager Virtus Investment Partners, whose share price was held back by concern that rising interest rates would lead to asset outflows from its emerging-markets and fixed-income products. Largely avoiding online broker and index component TD Ameritrade Holding also hurt, as the market rally helped fuel the stock's strong return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Brokerage and Investment Management Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Invesco Ltd.	5.2	5.0
Ameriprise Financial, Inc.	5.2	5.9
Franklin Resources, Inc.	5.1	5.3
BlackRock, Inc. Class A	4.5	5.0
E*TRADE Financial Corp.	4.1	3.9
Affiliated Managers Group, Inc.	4.0	4.8
Raymond James Financial, Inc.	3.9	4.6
American Capital Ltd.	3.7	2.9
State Street Corp.	3.6	5.7
JPMorgan Chase & Co.	3.6	2.4
	42.9
Top Industries (% of fund's net assets)
As of February 28, 2014
Capital Markets	80.6%
Diversified Financial Services	13.5%
Commercial Banks	1.6%
Software	1.1%
Insurance	0.7%
All Others*	2.5%

As of August 31, 2013
Capital Markets	90.6%
Diversified Financial Services	8.1%
Thrifts & Mortgage Finance	0.6%
All Others*	0.7%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Brokerage and Investment Management Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CAPITAL MARKETS - 80.6%
Asset Management & Custody Banks - 54.8%
Affiliated Managers Group, Inc. (a)	175,900	$ 33,077,995
American Capital Ltd. (a)	1,979,100	30,794,796
Ameriprise Financial, Inc.	395,700	43,127,343
Apollo Global Management LLC Class A	228,200	7,345,758
Apollo Investment Corp.	2,051,422	17,560,172
Ares Capital Corp.	1,099,400	19,822,182
Ashmore Group PLC	1,077,400	5,711,971
BlackRock, Inc. Class A	123,100	37,525,804
China Cinda Asset Mngmt Co. Ltd. (H Shares)	6,614,000	3,988,573
Eaton Vance Corp. (non-vtg.)	571,600	21,629,344
Fortress Investment Group LLC	438,500	3,810,565
Franklin Resources, Inc.	791,600	42,152,700
Invesco Ltd.	1,275,400	43,746,220
KKR & Co. LP	456,700	11,024,738
Northern Trust Corp.	263,200	16,278,920
Oaktree Capital Group LLC Class A	250,000	15,420,000
Och-Ziff Capital Management Group LLC Class A	254,900	3,433,503
SEI Investments Co.	615,600	20,665,692
State Street Corp.	461,800	30,326,406
T. Rowe Price Group, Inc.	156,000	12,662,520
The Blackstone Group LP	439,800	14,667,330
Virtus Investment Partners, Inc. (a)	81,400	15,072,024
WisdomTree Investments, Inc. (a)	456,400	7,110,712
		456,955,268
Diversified Capital Markets - 0.5%
UBS AG (NY Shares)	195,200	4,169,472
Investment Banking & Brokerage - 25.3%
Charles Schwab Corp.	703,600	18,652,436
E*TRADE Financial Corp. (a)	1,539,200	34,585,824
Evercore Partners, Inc. Class A	417,700	23,240,828
FXCM, Inc. Class A (d)	1,100,000	18,535,000
GFI Group, Inc.	2,000,000	8,020,000
Goldman Sachs Group, Inc.	118,800	19,774,260
KCG Holdings, Inc. Class A	712,800	8,475,192
LPL Financial	263,900	14,166,152
Monex Group, Inc.	850,400	3,467,780
Morgan Stanley	967,600	29,802,080
Raymond James Financial, Inc.	615,700	32,496,646
		211,216,198
TOTAL CAPITAL MARKETS		672,340,938
COMMERCIAL BANKS - 1.6%
Diversified Banks - 1.6%
Barclays PLC	3,118,649	13,137,514

	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 13.5%
Other Diversified Financial Services - 5.8%
Citigroup, Inc.	373,800	$ 18,177,894
JPMorgan Chase & Co.	527,700	29,983,914
		48,161,808
Specialized Finance - 7.7%
Interactive Brokers Group, Inc.	703,600	15,648,064
IntercontinentalExchange Group, Inc.	105,500	22,032,620
McGraw Hill Financial, Inc.	175,900	14,012,194
The NASDAQ OMX Group, Inc.	334,100	12,826,099
		64,518,977
TOTAL DIVERSIFIED FINANCIAL SERVICES		112,680,785
INSURANCE - 0.7%
Life & Health Insurance - 0.7%
St. James's Place Capital PLC	400,000	5,860,925
SOFTWARE - 1.1%
Application Software - 1.1%
FactSet Research Systems, Inc.	88,800	9,349,752
THRIFTS & MORTGAGE FINANCE - 0.3%
Thrifts & Mortgage Finance - 0.3%
Ocwen Financial Corp. (a)	75,000	2,808,000
TOTAL COMMON STOCKS (Cost $722,085,284)		816,177,914
Money Market Funds - 0.1%

Fidelity Cash Central Fund, 0.10% (b)	380	380
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	802,125	802,125
TOTAL MONEY MARKET FUNDS (Cost $802,505)		802,505
TOTAL INVESTMENT PORTFOLIO - 97.9% (Cost $722,887,789)		816,980,419
NET OTHER ASSETS (LIABILITIES) - 2.1%		17,241,531
NET ASSETS - 100%		$ 834,221,950
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,259
Fidelity Securities Lending Cash Central Fund	122,227
Total	$ 150,486
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 816,177,914	$ 803,040,400	$ 13,137,514	$ -
Money Market Funds	802,505	802,505	-	-
Total Investments in Securities:	$ 816,980,419	$ 803,842,905	$ 13,137,514	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $783,525) - See accompanying schedule: Unaffiliated issuers (cost $722,085,284)	$ 816,177,914
Fidelity Central Funds (cost $802,505)	802,505
Total Investments (cost $722,877,789)		$ 816,980,419
Receivable for investments sold		56,327,495
Receivable for fund shares sold		264,408
Dividends receivable		1,309,002
Distributions receivable from Fidelity Central Funds		2,001
Prepaid expenses		3,894
Other receivables		19,488
Total assets		874,906,707

Liabilities
Payable for investments purchased	$ 4,336,553
Payable for fund shares redeemed	3,178,863
Accrued management fee	420,473
Notes payable to affiliates	31,717,000
Other affiliated payables	182,441
Other payables and accrued expenses	47,302
Collateral on securities loaned, at value	802,125
Total liabilities		40,684,757

Net Assets		$ 834,221,950
Net Assets consist of:
Paid in capital		$ 738,825,958
Undistributed net investment income		956,539
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		350,468
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		94,088,985
Net Assets, for 11,587,515 shares outstanding		$ 834,221,950
Net Asset Value, offering price and redemption price per share ($834,221,950 ÷ 11,587,515 shares)		$ 71.99

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 16,832,145
Interest		201
Income from Fidelity Central Funds		150,486
Total income		16,982,832

Expenses
Management fee	$ 4,062,508
Transfer agent fees	1,503,034
Accounting and security lending fees	261,542
Custodian fees and expenses	43,335
Independent trustees' compensation	13,803
Registration fees	63,091
Audit	40,253
Legal	11,791
Interest	1,653
Miscellaneous	6,919
Total expenses before reductions	6,007,929
Expense reductions	(135,779)	5,872,150
Net investment income (loss)		11,110,682
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	83,088,770
Foreign currency transactions	(198,120)
Total net realized gain (loss)		82,890,650
Change in net unrealized appreciation (depreciation) on: Investment securities	72,443,527
Assets and liabilities in foreign currencies	(6,111)
Total change in net unrealized appreciation (depreciation)		72,437,416
Net gain (loss)		155,328,066
Net increase (decrease) in net assets resulting from operations		$ 166,438,748

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,110,682	$ 11,074,871
Net realized gain (loss)	82,890,650	23,383,260
Change in net unrealized appreciation (depreciation)	72,437,416	47,766,557
Net increase (decrease) in net assets resulting from operations	166,438,748	82,224,688
Distributions to shareholders from net investment income	(4,659,584)	(9,530,873)
Distributions to shareholders from net realized gain	(192,147)	-
Total distributions	(4,851,731)	(9,530,873)
Share transactions Proceeds from sales of shares	554,727,078	260,177,013
Reinvestment of distributions	4,673,424	9,158,425
Cost of shares redeemed	(491,582,846)	(150,492,325)
Net increase (decrease) in net assets resulting from share transactions	67,817,656	118,843,113
Redemption fees	44,045	7,873
Total increase (decrease) in net assets	229,448,718	191,544,801

Net Assets
Beginning of period	604,773,232	413,228,431
End of period (including undistributed net investment income of $956,539 and distributions in excess of net investment income of $1,676,111, respectively)	$ 834,221,950	$ 604,773,232
Other Information Shares
Sold	8,304,983	5,081,081
Issued in reinvestment of distributions	63,949	183,536
Redeemed	(7,582,311)	(3,204,634)
Net increase (decrease)	786,621	2,059,983

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 55.99	$ 47.28	$ 54.11	$ 47.32	$ 26.68
Income from Investment Operations
Net investment income (loss) B	.99	1.31	.26	.39	.27
Net realized and unrealized gain (loss)	15.41	8.52	(6.56)	6.71	20.62
Total from investment operations	16.40	9.83	(6.30)	7.10	20.89
Distributions from net investment income	(.39)	(1.12)	(.53)	(.31)	(.25)
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.40) H	(1.12)	(.53)	(.31)	(.25)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 71.99	$ 55.99	$ 47.28	$ 54.11	$ 47.32
Total Return A	29.29%	21.08%	(11.51)%	15.03%	78.44%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.87%	.89%	.88%	.93%
Expenses net of fee waivers, if any	.82%	.87%	.89%	.88%	.93%
Expenses net of all reductions	.80%	.78%	.85%	.86%	.89%
Net investment income (loss)	1.52%	2.72%	.57%	.79%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 834,222	$ 604,773	$ 413,228	$ 551,976	$ 555,473
Portfolio turnover rate D	182%	308%	294%	153%	264%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $.40 per share is comprised of distributions from net investment income of $.388 and distributions from net realized gain of $.016 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Consumer Finance PortfolioA	24.31%	20.44%	-6.06%

A Prior to December 1, 2010, Consumer Finance Portfolio was named Home Finance Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Finance Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Consumer Finance Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Shilpa Mehra, Portfolio Manager of Consumer Finance Portfolio: For the year, the fund returned 24.31%, beating the 22.64% advance of the S&P® Consumer Finance Index and trailing the broad-based S&P 500®. Within the S&P® industry index, data processing & outsourced services and consumer finance were top performers, followed by regional banks and diversified banks. Mortgage real estate investment trusts (REITs) and thrifts & mortgage finance were laggards. The fund benefited versus the industry index from an overweighting in data processing & outsourced services. Standouts from this segment included FleetCor Technologies, which provides prepaid fuel cards globally. The company's global acquisition strategy helped drive this out-of-index stock sharply higher. Elsewhere, a sizable overweighting in credit card company Capital One Financial contributed, as management's renewed focus on shareholder value raised investors' awareness of the company's earnings growth potential. Underweighting mortgage REITs, especially sizable index component Annaly Capital Management, also helped. By contrast, having less exposure than the industry benchmark to the regional banks segment, in particular strong-performer KeyCorp, modestly detracted. KeyCorp was not in the fund at period end. An underweighted position in credit card issuer Discover Financial Services further weighed on performance as low credit losses, strong execution, solid loan growth and recent share buybacks drove an outsized gain.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Finance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Capital One Financial Corp.	7.9	8.3
Visa, Inc. Class A	7.3	8.2
MasterCard, Inc. Class A	6.3	7.6
American Express Co.	5.8	5.6
American Capital Agency Corp.	5.4	1.4
SLM Corp.	5.2	5.3
Discover Financial Services	4.8	3.1
JPMorgan Chase & Co.	3.4	3.0
Bank of America Corp.	3.3	3.9
New York Community Bancorp, Inc.	2.8	1.8
	52.2
Top Industries (% of fund's net assets)
As of February 28, 2014
Consumer Finance	27.9%
Thrifts & Mortgage Finance	18.5%
IT Services	18.2%
Real Estate Investment Trusts	13.8%
Diversified Financial Services	10.0%
All Others*	11.6%

As of August 31, 2013
Consumer Finance	24.8%
IT Services	21.8%
Commercial Banks	21.5%
Thrifts & Mortgage Finance	11.3%
Diversified Financial Services	10.7%
All Others*	9.9%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Consumer Finance Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CAPITAL MARKETS - 1.6%
Investment Banking & Brokerage - 1.6%
E*TRADE Financial Corp. (a)	180,400	$ 4,053,588
COMMERCIAL BANKS - 8.1%
Diversified Banks - 5.2%
U.S. Bancorp	158,200	6,508,348
Wells Fargo & Co.	139,800	6,489,516
		12,997,864
Regional Banks - 2.9%
PNC Financial Services Group, Inc.	79,200	6,476,976
TCF Financial Corp.	46,900	756,028
		7,233,004
TOTAL COMMERCIAL BANKS		20,230,868
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Diversified Support Services - 0.7%
Intrum Justitia AB	61,000	1,779,105
CONSUMER FINANCE - 27.9%
Consumer Finance - 27.9%
American Express Co.	159,600	14,568,288
Capital One Financial Corp.	270,500	19,862,815
Cash America International, Inc.	31,746	1,270,475
Credit Acceptance Corp. (a)	21,600	2,983,824
Discover Financial Services	210,500	12,078,490
EZCORP, Inc. (non-vtg.) Class A (a)	69,700	881,008
First Cash Financial Services, Inc. (a)	60,300	3,185,649
Nelnet, Inc. Class A	45,300	1,817,436
Santander Consumer U.S.A. Holdings, Inc.	7,000	177,310
SLM Corp.	543,900	13,020,966
		69,846,261
DIVERSIFIED FINANCIAL SERVICES - 10.0%
Other Diversified Financial Services - 9.2%
Bank of America Corp.	506,000	8,364,180
Citigroup, Inc.	130,400	6,341,352
JPMorgan Chase & Co.	148,100	8,415,042
		23,120,574
Specialized Finance - 0.8%
PHH Corp. (a)(d)	71,700	1,866,351
TOTAL DIVERSIFIED FINANCIAL SERVICES		24,986,925
IT SERVICES - 18.2%
Data Processing & Outsourced Services - 18.2%
EVERTEC, Inc.	24,900	604,074
Fidelity National Information Services, Inc.	70,100	3,898,261
FleetCor Technologies, Inc. (a)	15,300	1,987,929
MasterCard, Inc. Class A	202,600	15,746,072

	Shares	Value
Total System Services, Inc.	161,300	$ 4,913,198
Visa, Inc. Class A	81,484	18,410,495
		45,560,029
REAL ESTATE INVESTMENT TRUSTS - 13.8%
Mortgage REITs - 13.8%
Altisource Residential Corp. Class B (d)	38,600	1,103,188
American Capital Agency Corp.	606,500	13,518,885
Annaly Capital Management, Inc.	234,900	2,626,182
Capstead Mortgage Corp.	58,500	754,065
Chimera Investment Corp.	869,700	2,774,343
Hatteras Financial Corp.	138,400	2,729,248
Invesco Mortgage Capital, Inc.	179,557	3,021,944
MFA Financial, Inc.	529,300	4,160,298
New Residential Investment Corp.	272,100	1,738,719
Redwood Trust, Inc. (d)	100,200	2,014,020
		34,440,892
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
Real Estate Services - 0.7%
Altisource Portfolio Solutions SA	17,400	1,711,812
THRIFTS & MORTGAGE FINANCE - 18.5%
Thrifts & Mortgage Finance - 18.5%
BofI Holding, Inc. (a)	17,400	1,619,940
Capitol Federal Financial, Inc.	94,000	1,142,100
EverBank Financial Corp.	117,800	2,110,976
Flagstar Bancorp, Inc. (a)	34,800	770,472
Hudson City Bancorp, Inc.	714,585	6,788,558
MGIC Investment Corp. (a)	484,753	4,343,387
Nationstar Mortgage Holdings, Inc. (a)(d)	88,100	2,539,923
New York Community Bancorp, Inc. (d)	435,000	6,951,300
Northfield Bancorp, Inc.	50,900	644,394
Ocwen Financial Corp. (a)	168,700	6,316,128
People's United Financial, Inc.	284,800	4,035,616
Provident Financial Services, Inc.	37,800	701,568
Radian Group, Inc. (d)	236,265	3,673,921
TFS Financial Corp. (a)	215,600	2,548,392
Washington Federal, Inc.	92,200	2,067,124
		46,253,799
TOTAL COMMON STOCKS (Cost $196,210,803)		248,863,279
Money Market Funds - 6.1%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c) (Cost $15,320,925)	15,320,925	$ 15,320,925
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $211,531,728)		264,184,204
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(13,962,512)
NET ASSETS - 100%		$ 250,221,692
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,046
Fidelity Securities Lending Cash Central Fund	85,510
Total	$ 89,556
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $14,901,462) - See accompanying schedule: Unaffiliated issuers (cost $196,210,803)	$ 248,863,279
Fidelity Central Funds (cost $15,320,925)	15,320,925
Total Investments (cost $211,531,728)		$ 264,184,204
Receivable for investments sold		2,481,230
Receivable for fund shares sold		778,696
Dividends receivable		121,879
Distributions receivable from Fidelity Central Funds		11,132
Prepaid expenses		1,605
Other receivables		9,774
Total assets		267,588,520

Liabilities
Payable to custodian bank	$ 446,875
Payable for investments purchased	558,186
Payable for fund shares redeemed	836,438
Accrued management fee	115,472
Other affiliated payables	55,760
Other payables and accrued expenses	33,172
Collateral on securities loaned, at value	15,320,925
Total liabilities		17,366,828

Net Assets		$ 250,221,692
Net Assets consist of:
Paid in capital		$ 209,060,428
Undistributed net investment income		459,666
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,950,878)
Net unrealized appreciation (depreciation) on investments		52,652,476
Net Assets, for 15,480,988 shares outstanding		$ 250,221,692
Net Asset Value, offering price and redemption price per share ($250,221,692 ÷ 15,480,988 shares)		$ 16.16

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 8,217,490
Interest		13
Income from Fidelity Central Funds		89,556
Total income		8,307,059

Expenses
Management fee	$ 1,578,952
Transfer agent fees	647,470
Accounting and security lending fees	114,097
Custodian fees and expenses	14,361
Independent trustees' compensation	5,478
Registration fees	35,000
Audit	39,596
Legal	5,250
Interest	2,314
Miscellaneous	3,648
Total expenses before reductions	2,446,166
Expense reductions	(66,460)	2,379,706
Net investment income (loss)		5,927,353
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,648,482
Foreign currency transactions	647
Total net realized gain (loss)		34,649,129
Change in net unrealized appreciation (depreciation) on investment securities		20,933,018
Net gain (loss)		55,582,147
Net increase (decrease) in net assets resulting from operations		$ 61,509,500

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,927,353	$ 5,391,023
Net realized gain (loss)	34,649,129	28,622,069
Change in net unrealized appreciation (depreciation)	20,933,018	22,333,097
Net increase (decrease) in net assets resulting from operations	61,509,500	56,346,189
Distributions to shareholders from net investment income	(5,610,392)	(5,254,457)
Distributions to shareholders from net realized gain	(37,860,128)	(261,707)
Total distributions	(43,470,520)	(5,516,164)
Share transactions Proceeds from sales of shares	129,379,846	282,686,434
Reinvestment of distributions	42,335,822	5,347,969
Cost of shares redeemed	(243,098,406)	(201,716,370)
Net increase (decrease) in net assets resulting from share transactions	(71,382,738)	86,318,033
Redemption fees	9,208	17,217
Total increase (decrease) in net assets	(53,334,550)	137,165,275

Net Assets
Beginning of period	303,556,242	166,390,967
End of period (including undistributed net investment income of $459,666 and undistributed net investment income of $153,363, respectively)	$ 250,221,692	$ 303,556,242
Other Information Shares
Sold	7,887,236	20,232,913
Issued in reinvestment of distributions	2,727,248	367,092
Redeemed	(14,882,954)	(14,034,397)
Net increase (decrease)	(4,268,470)	6,565,608

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 15.37	$ 12.62	$ 11.97	$ 11.58	$ 8.38
Income from Investment Operations
Net investment income (loss) B	.34	.28	.22	.19	.22
Net realized and unrealized gain (loss)	3.18	2.72	.64	.48	3.44
Total from investment operations	3.52	3.00	.86	.67	3.66
Distributions from net investment income	(.40)	(.24)	(.20)	(.28)	(.46)
Distributions from net realized gain	(2.33)	(.01)	(.01)	-	-
Total distributions	(2.73)	(.25)	(.21)	(.28)	(.46)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 16.16	$ 15.37	$ 12.62	$ 11.97	$ 11.58
Total Return A	24.31%	23.92%	7.41%	5.83%	44.74%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.89%	.95%	1.01%	1.05%
Expenses net of fee waivers, if any	.85%	.89%	.95%	1.01%	1.05%
Expenses net of all reductions	.83%	.86%	.94%	.98%	1.02%
Net investment income (loss)	2.07%	1.98%	1.96%	1.63%	2.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 250,222	$ 303,556	$ 166,391	$ 102,081	$ 85,409
Portfolio turnover rate D	89%	79%	113%	161%	153%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	24.56%	20.28%	0.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.
Comments from Christopher Lee, Portfolio Manager of Financial Services Portfolio: For the year, the fund returned 24.56%, versus 23.73% for the MSCI® U.S. IMI Financials 25-50 Index and 25.37% for the broad-based S&P 500® Index. The equity market's strength, improving economic growth and rising interest rates all provided tailwinds for the sector's strong return. Relative to the MSCI sector benchmark, the biggest contributions came from stock picks in thrifts & mortgage finance, the out-of-index data processing & outsourced services group, and asset management & custody banks. In particular, the fund benefited from the opportunistic sale last spring of government-controlled mortgage finance company Fannie Mae after the stock surged. In addition, shares of alternative asset manager Blackstone Group soared as the company realized profits from real estate and equity investments made during the downturn. On the downside, a small cash position in an up market, an underweighting in the strong-performing life & health insurance group and disappointing stock selection within diversified banks hindered relative performance. In terms of individual detractors, underexposure to consumer finance giant American Express hurt, as the strength of the firm's high-end customer base drove an outsized gain. Specialized real estate investment trust (REIT) Rayonier disappointed due to pricing pressure in the cellulose fiber business. Blackstone and Fannie Mae were not in the sector index, and American Express and Rayonier were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Financial Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	5.5	5.5
U.S. Bancorp	5.0	4.8
JPMorgan Chase & Co.	4.9	5.0
Citigroup, Inc.	4.8	5.1
Wells Fargo & Co.	4.5	4.0
Capital One Financial Corp.	3.9	4.0
American Tower Corp.	3.3	3.0
MetLife, Inc.	2.8	2.7
Berkshire Hathaway, Inc. Class B	2.6	1.4
Simon Property Group, Inc.	2.4	2.5
	39.7
Top Industries (% of fund's net assets)
As of February 28, 2014
Diversified Financial Services	22.8%
Commercial Banks	15.7%
Insurance	15.3%
Capital Markets	13.6%
Real Estate Investment Trusts	10.6%
All Others*	22.0%

As of August 31, 2013
Insurance	19.8%
Commercial Banks	19.5%
Diversified Financial Services	19.4%
Capital Markets	12.8%
Real Estate Investment Trusts	10.2%
All Others*	18.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Financial Services Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
CAPITAL MARKETS - 13.6%
Asset Management & Custody Banks - 10.5%
Affiliated Managers Group, Inc. (a)	52,183	$ 9,813,013
Ameriprise Financial, Inc.	101,940	11,110,441
BlackRock, Inc. Class A	22,503	6,859,815
Franklin Resources, Inc.	256,200	13,642,650
Invesco Ltd.	525,109	18,011,239
Oaktree Capital Group LLC Class A	146,900	9,060,792
The Blackstone Group LP	408,404	13,620,273
		82,118,223
Investment Banking & Brokerage - 3.1%
E*TRADE Financial Corp. (a)	370,500	8,325,135
FXCM, Inc. Class A	236,100	3,978,285
Raymond James Financial, Inc.	222,761	11,757,326
		24,060,746
TOTAL CAPITAL MARKETS		106,178,969
COMMERCIAL BANKS - 15.7%
Diversified Banks - 9.5%
U.S. Bancorp	954,284	39,259,244
Wells Fargo & Co.	750,201	34,824,330
		74,083,574
Regional Banks - 6.2%
BB&T Corp.	352,700	13,332,060
CoBiz, Inc.	273,400	3,051,144
Commerce Bancshares, Inc.	168,437	7,522,396
Fifth Third Bancorp	518,728	11,253,804
M&T Bank Corp. (d)	75,050	8,750,080
Popular, Inc. (a)	160,000	4,574,400
		48,483,884
TOTAL COMMERCIAL BANKS		122,567,458
CONSUMER FINANCE - 6.3%
Consumer Finance - 6.3%
Capital One Financial Corp.	412,616	30,298,393
SLM Corp.	581,459	13,920,128
Springleaf Holdings, Inc.	163,300	4,600,161
		48,818,682
DIVERSIFIED CONSUMER SERVICES - 1.1%
Specialized Consumer Services - 1.1%
H&R Block, Inc.	269,272	8,519,766
DIVERSIFIED FINANCIAL SERVICES - 22.8%
Multi-Sector Holdings - 2.6%
Berkshire Hathaway, Inc. Class B (a)	178,190	20,630,838
Other Diversified Financial Services - 15.2%
Bank of America Corp.	2,564,417	42,389,814
Citigroup, Inc.	768,980	37,395,497
JPMorgan Chase & Co.	675,400	38,376,228
		118,161,539

	Shares	Value
Specialized Finance - 5.0%
IntercontinentalExchange Group, Inc.	78,747	$ 16,445,523
McGraw Hill Financial, Inc.	185,676	14,790,950
MSCI, Inc. Class A (a)	168,800	7,378,248
		38,614,721
TOTAL DIVERSIFIED FINANCIAL SERVICES		177,407,098
HEALTH CARE PROVIDERS & SERVICES - 0.6%
Health Care Facilities - 0.6%
Brookdale Senior Living, Inc. (a)	147,000	4,930,380
INSURANCE - 15.3%
Insurance Brokers - 2.8%
Brown & Brown, Inc.	257,400	7,747,740
Marsh & McLennan Companies, Inc.	297,064	14,306,602
		22,054,342
Life & Health Insurance - 4.2%
MetLife, Inc.	431,350	21,856,505
Prudential PLC	217,784	4,931,225
Torchmark Corp.	73,400	5,689,234
		32,476,964
Property & Casualty Insurance - 7.0%
Allied World Assurance Co. Holdings Ltd.	54,804	5,465,055
Allstate Corp.	281,300	15,263,338
Fidelity National Financial, Inc. Class A	333,500	11,025,510
The Travelers Companies, Inc.	206,298	17,296,024
XL Group PLC Class A	185,100	5,627,040
		54,676,967
Reinsurance - 1.3%
Everest Re Group Ltd.	69,380	10,354,271
TOTAL INSURANCE		119,562,544
INTERNET SOFTWARE & SERVICES - 1.6%
Internet Software & Services - 1.6%
eBay, Inc. (a)	131,300	7,716,501
Equinix, Inc. (a)	22,500	4,274,100
		11,990,601
IT SERVICES - 5.3%
Data Processing & Outsourced Services - 5.3%
EVERTEC, Inc.	277,870	6,741,126
Fiserv, Inc. (a)	204,210	11,854,391
FleetCor Technologies, Inc. (a)	62,995	8,184,940
The Western Union Co.	370,500	6,198,465
Visa, Inc. Class A	37,100	8,382,374
		41,361,296
REAL ESTATE INVESTMENT TRUSTS - 10.6%
Mortgage REITs - 2.8%
Blackstone Mortgage Trust, Inc.	183,300	5,310,201
NorthStar Realty Finance Corp.	366,600	5,685,966
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Mortgage REITs - continued
Redwood Trust, Inc. (d)	284,150	$ 5,711,415
Starwood Property Trust, Inc.	221,700	5,325,234
		22,032,816
Residential REITs - 1.5%
Essex Property Trust, Inc.	37,100	6,204,975
Starwood Waypoint Residential (a)	184,520	5,002,337
		11,207,312
Retail REITs - 3.0%
CBL & Associates Properties, Inc.	255,500	4,545,345
Simon Property Group, Inc.	116,279	18,754,640
		23,299,985
Specialized REITs - 3.3%
American Tower Corp.	318,840	25,975,895
TOTAL REAL ESTATE INVESTMENT TRUSTS		82,516,008
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.2%
Real Estate Operating Companies - 0.5%
Global Logistic Properties Ltd.	1,640,000	3,661,263
Real Estate Services - 2.7%
Altisource Portfolio Solutions SA	58,660	5,770,971
CBRE Group, Inc. (a)	562,631	15,725,536
		21,496,507
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		25,157,770
THRIFTS & MORTGAGE FINANCE - 1.2%
Thrifts & Mortgage Finance - 1.2%
MGIC Investment Corp. (a)	251,500	2,253,440

	Shares	Value
Ocwen Financial Corp. (a)	146,480	$ 5,484,211
Radian Group, Inc.	103,200	1,604,760
		9,342,411
TOTAL COMMON STOCKS (Cost $668,531,346)		758,352,983
Money Market Funds - 4.9%

Fidelity Cash Central Fund, 0.10% (b)	27,458,417	27,458,417
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	10,921,100	10,921,100
TOTAL MONEY MARKET FUNDS (Cost $38,379,517)		38,379,517
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $706,910,863)		796,732,500
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(17,208,211)
NET ASSETS - 100%		$ 779,524,289
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,826
Fidelity Securities Lending Cash Central Fund	114,524
Total	$ 133,350
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 758,352,983	$ 753,421,758	$ 4,931,225	$ -
Money Market Funds	38,379,517	38,379,517	-	-
Total Investments in Securities:	$ 796,732,500	$ 791,801,275	$ 4,931,225	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $10,800,866) - See accompanying schedule: Unaffiliated issuers (cost $668,531,346)	$ 758,352,983
Fidelity Central Funds (cost $38,379,517)	38,379,517
Total Investments (cost $706,910,863)		$ 796,732,500
Receivable for investments sold		1,791,914
Receivable for fund shares sold		2,032,036
Dividends receivable		826,359
Distributions receivable from Fidelity Central Funds		2,456
Prepaid expenses		3,812
Other receivables		11,405
Total assets		801,400,482

Liabilities
Payable for investments purchased	$ 9,358,138
Payable for fund shares redeemed	1,063,499
Accrued management fee	345,581
Other affiliated payables	145,735
Other payables and accrued expenses	42,140
Collateral on securities loaned, at value	10,921,100
Total liabilities		21,876,193

Net Assets		$ 779,524,289
Net Assets consist of:
Paid in capital		$ 694,126,337
Undistributed net investment income		1,137,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,562,765)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		89,822,864
Net Assets, for 9,635,095 shares outstanding		$ 779,524,289
Net Asset Value, offering price and redemption price per share ($779,524,289 ÷ 9,635,095 shares)		$ 80.90

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 15,260,409
Interest		101
Income from Fidelity Central Funds		133,350
Total income		15,393,860

Expenses
Management fee	$ 3,800,127
Transfer agent fees	1,456,144
Accounting and security lending fees	249,837
Custodian fees and expenses	60,721
Independent trustees' compensation	13,098
Registration fees	40,386
Audit	43,488
Legal	11,919
Miscellaneous	7,154
Total expenses before reductions	5,682,874
Expense reductions	(147,477)	5,535,397
Net investment income (loss)		9,858,463
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	90,971,045
Foreign currency transactions	(52,969)
Total net realized gain (loss)		90,918,076
Change in net unrealized appreciation (depreciation) on: Investment securities	44,693,594
Assets and liabilities in foreign currencies	1,987
Total change in net unrealized appreciation (depreciation)		44,695,581
Net gain (loss)		135,613,657
Net increase (decrease) in net assets resulting from operations		$ 145,472,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,858,463	$ 7,675,290
Net realized gain (loss)	90,918,076	15,043,757
Change in net unrealized appreciation (depreciation)	44,695,581	42,947,773
Net increase (decrease) in net assets resulting from operations	145,472,120	65,666,820
Distributions to shareholders from net investment income	(6,729,366)	(6,085,400)
Share transactions Proceeds from sales of shares	225,300,994	292,034,591
Reinvestment of distributions	6,569,326	5,948,865
Cost of shares redeemed	(207,165,684)	(180,543,241)
Net increase (decrease) in net assets resulting from share transactions	24,704,636	117,440,215
Redemption fees	17,661	25,104
Total increase (decrease) in net assets	163,465,051	177,046,739

Net Assets
Beginning of period	616,059,238	439,012,499
End of period (including undistributed net investment income of $1,137,853 and undistributed net investment income of $609,096, respectively)	$ 779,524,289	$ 616,059,238
Other Information Shares
Sold	2,986,460	4,757,449
Issued in reinvestment of distributions	83,052	96,934
Redeemed	(2,831,630)	(3,083,350)
Net increase (decrease)	237,882	1,771,033

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 65.56	$ 57.57	$ 62.81	$ 59.32	$ 33.45
Income from Investment Operations
Net investment income (loss) B	1.06	.99	.21	.17	.37
Net realized and unrealized gain (loss)	15.03	7.75	(5.31)	3.49	26.14
Total from investment operations	16.09	8.74	(5.10)	3.66	26.51
Distributions from net investment income	(.75)	(.75)	(.14)	(.18)	(.62)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.75)	(.75)	(.14)	(.18)	(.65)
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 80.90	$ 65.56	$ 57.57	$ 62.81	$ 59.32
Total Return A	24.56%	15.26%	(8.07)%	6.21%	79.56%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.87%	.90%	.92%	.96%
Expenses net of fee waivers, if any	.83%	.87%	.90%	.92%	.96%
Expenses net of all reductions	.81%	.78%	.84%	.88%	.92%
Net investment income (loss)	1.43%	1.66%	.39%	.28%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 779,524	$ 616,059	$ 439,012	$ 512,227	$ 482,520
Portfolio turnover rate D	197%	271%	384%	242%	301%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	25.82%	25.77%	4.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Peter Deutsch, who became sole Portfolio Manager of Insurance Portfolio on January 1, 2014: For the year, the fund returned 25.82%, compared with 26.17% for its benchmark, the MSCI® U.S. IMI Insurance 25-50 Index, and 25.37% for the broad-based S&P 500®. Within the MSCI industry benchmark, the biggest winners were life & health insurance stocks, while the property and casualty (P&C) segment lagged. Within the portfolio, security selection was strong in P&C, reinsurance and multi-line insurance. Standouts included title insurer Fidelity National Financial, a P&C stock that benefited from better-than-expected demand, a recent acquisition and the creation of a new tracking stock for its private equity investments. Not owning multi-line insurer Loews until December contributed because the share price stalled due to poor performance from its non-insurance subsidiaries. By contrast, an underweighting in life & health insurance and an overweighting in P&C detracted, along with a small cash position. Individual disappointments included medical malpractice insurance company ProAssurance, a P&C stock whose return was flat due to a recent acquisition, declining demand and a reduction in its reserve-release program. An underweighting in U.S. life insurer Prudential Financial also hurt, as rising interest rates helped fuel a sizable share price gain.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Insurance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	10.3	8.2
MetLife, Inc.	9.4	7.5
The Travelers Companies, Inc.	7.2	7.4
ACE Ltd.	6.9	7.1
Marsh & McLennan Companies, Inc.	6.1	5.9
The Chubb Corp.	5.6	6.2
Allstate Corp.	5.2	2.2
AFLAC, Inc.	4.8	4.4
Prudential Financial, Inc.	4.3	3.3
Hartford Financial Services Group, Inc.	2.6	2.8
	62.4
Top Industries (% of fund's net assets)
As of February 28, 2014
Insurance	97.3%
Diversified Financial Services	2.0%
Capital Markets	0.4%
All Others*	0.3%

As of August 31, 2013
Insurance	98.6%
Diversified Financial Services	0.1%
All Others*	1.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Insurance Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CAPITAL MARKETS - 0.4%
Asset Management & Custody Banks - 0.4%
Carlyle Group LP	42,300	$ 1,534,221
DIVERSIFIED FINANCIAL SERVICES - 2.0%
Multi-Sector Holdings - 2.0%
Berkshire Hathaway, Inc. Class B (a)	74,300	8,602,454
INSURANCE - 97.3%
Insurance Brokers - 11.4%
Aon PLC	74,700	6,394,320
Arthur J. Gallagher & Co.	155,300	7,174,860
Brown & Brown, Inc.	257,300	7,744,730
Marsh & McLennan Companies, Inc.	542,700	26,136,432
Willis Group Holdings PLC	43,700	1,798,692
		49,249,034
Life & Health Insurance - 26.3%
AFLAC, Inc.	321,200	20,582,496
American Equity Investment Life Holding Co.	600	13,116
Citizens, Inc. Class A (a)	1,300	9,542
FBL Financial Group, Inc. Class A	300	12,552
Kansas City Life Insurance Co.	200	9,840
Lincoln National Corp.	52,800	2,646,864
MetLife, Inc.	795,975	40,332,053
National Western Life Insurance Co. Class A	100	22,605
Primerica, Inc.	60,400	2,707,128
Principal Financial Group, Inc.	228,300	10,353,405
Protective Life Corp.	53,400	2,784,276
Prudential Financial, Inc.	220,189	18,623,586
Prudential PLC	1,854	41,980
StanCorp Financial Group, Inc.	32,100	2,124,378
Torchmark Corp.	60,100	4,658,351
Unum Group	234,000	8,138,520
		113,060,692
Multi-Line Insurance - 15.9%
American Financial Group, Inc.	500	28,580
American International Group, Inc.	891,200	44,355,022
American International Group, Inc. warrants 1/19/21 (a)	56,569	1,079,902
Assurant, Inc.	19,800	1,299,474
Hartford Financial Services Group, Inc.	321,400	11,310,066
Horace Mann Educators Corp.	900	25,749
Loews Corp.	73,700	3,204,476
Zurich Insurance Group AG	23,428	7,178,904
		68,482,173
Property & Casualty Insurance - 38.0%
ACE Ltd.	303,349	29,688,767
Allied World Assurance Co. Holdings Ltd.	63,300	6,312,276

	Shares	Value
Allstate Corp.	409,900	$ 22,241,174
Amerisafe, Inc.	800	34,832
Amtrust Financial Services, Inc. (d)	31,600	1,194,480
Arch Capital Group Ltd. (a)	800	44,896
Argo Group International Holdings, Ltd.	500	22,070
Aspen Insurance Holdings Ltd.	1,400	52,584
Assured Guaranty Ltd.	114,700	2,815,885
Axis Capital Holdings Ltd.	17,000	747,490
Baldwin & Lyons, Inc. Class B	400	10,284
Beazley PLC	810,196	3,581,724
Cincinnati Financial Corp.	1,300	60,944
Donegal Group, Inc. Class A	100	1,411
EMC Insurance Group	300	9,150
Employers Holdings, Inc.	800	15,736
Erie Indemnity Co. Class A	1,300	94,354
esure Group PLC	567,500	2,561,078
Fidelity National Financial, Inc. Class A	270,000	8,926,200
First American Financial Corp.	116,300	3,133,122
Global Indemnity PLC (a)	300	7,824
Hanover Insurance Group, Inc.	50,900	2,994,956
HCI Group, Inc. (d)	1,000	48,420
Hilltop Holdings, Inc. (a)	500	12,255
Hiscox Ltd.	216,481	2,363,554
Infinity Property & Casualty Corp.	140	10,325
Lancashire Holdings Ltd.	191,500	2,352,161
Markel Corp. (a)	10,000	5,780,000
MBIA, Inc. (a)	900	12,195
Meadowbrook Insurance Group, Inc.	700	3,759
Mercury General Corp.	200	9,060
National Interstate Corp.	700	21,189
Navigators Group, Inc. (a)	400	24,248
OneBeacon Insurance Group Ltd.	200	3,280
ProAssurance Corp.	145,100	6,596,246
Progressive Corp.	153,000	3,746,970
Selective Insurance Group, Inc.	2,500	57,600
State Auto Financial Corp.	1,900	38,038
Stewart Information Services Corp.	700	25,886
The Chubb Corp.	274,958	24,053,326
The Travelers Companies, Inc.	367,300	30,794,432
Tower Group International Ltd.	3,700	10,212
United Fire Group, Inc.	600	17,388
W.R. Berkley Corp.	32,600	1,344,424
XL Group PLC Class A	51,200	1,556,480
		163,432,685
Reinsurance - 5.7%
Alleghany Corp. (a)	25	9,638
Enstar Group Ltd. (a)	200	25,036
Everest Re Group Ltd.	56,400	8,417,136
Greenlight Capital Re, Ltd. (a)	1,100	34,595
Maiden Holdings Ltd.	700	7,861
Montpelier Re Holdings Ltd.	1,100	31,361
Reinsurance Group of America, Inc.	89,733	6,908,544
RenaissanceRe Holdings Ltd.	44,878	4,286,298
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Reinsurance - continued
Third Point Reinsurance Ltd.	36,500	$ 547,500
Validus Holdings Ltd.	120,500	4,435,605
		24,703,574
TOTAL INSURANCE		418,928,158
TOTAL COMMON STOCKS (Cost $349,432,200)		429,064,833
Money Market Funds - 0.0%

Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c) (Cost $35,000)	35,000	35,000
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $349,467,200)		429,099,833
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,381,926
NET ASSETS - 100%		$ 430,481,759
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,521
Fidelity Securities Lending Cash Central Fund	480
Total	$ 11,001
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 429,064,833	$ 429,022,853	$ 41,980	$ -
Money Market Funds	35,000	35,000	-	-
Total Investments in Securities:	$ 429,099,833	$ 429,057,853	$ 41,980	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	80.1%
Switzerland	10.1%
Bermuda	6.1%
United Kingdom	2.1%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $34,488) - See accompanying schedule: Unaffiliated issuers (cost $349,432,200)	$ 429,064,833
Fidelity Central Funds (cost $35,000)	35,000
Total Investments (cost $349,467,200)		$ 429,099,833
Cash		307
Receivable for investments sold		5,210,113
Receivable for fund shares sold		262,301
Dividends receivable		1,089,053
Distributions receivable from Fidelity Central Funds		81
Prepaid expenses		2,585
Other receivables		13,287
Total assets		435,677,560

Liabilities
Payable for fund shares redeemed	$ 4,738,816
Accrued management fee	205,326
Notes payable to affiliates	75,000
Other affiliated payables	95,355
Other payables and accrued expenses	46,304
Collateral on securities loaned, at value	35,000
Total liabilities		5,195,801

Net Assets		$ 430,481,759
Net Assets consist of:
Paid in capital		$ 329,930,871
Undistributed net investment income		1,110,409
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		19,806,420
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		79,634,059
Net Assets, for 6,514,245 shares outstanding		$ 430,481,759
Net Asset Value, offering price and redemption price per share ($430,481,759 ÷ 6,514,245 shares)		$ 66.08

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 9,723,796
Interest		15
Income from Fidelity Central Funds		11,001
Total income		9,734,812

Expenses
Management fee	$ 2,706,547
Transfer agent fees	1,001,223
Accounting and security lending fees	186,395
Custodian fees and expenses	33,231
Independent trustees' compensation	9,922
Registration fees	68,558
Audit	39,906
Legal	7,431
Interest	5,022
Miscellaneous	4,811
Total expenses before reductions	4,063,046
Expense reductions	(44,485)	4,018,561
Net investment income (loss)		5,716,251
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	61,580,558
Foreign currency transactions	2,567
Total net realized gain (loss)		61,583,125
Change in net unrealized appreciation (depreciation) on: Investment securities	35,522,267
Assets and liabilities in foreign currencies	793
Total change in net unrealized appreciation (depreciation)		35,523,060
Net gain (loss)		97,106,185
Net increase (decrease) in net assets resulting from operations		$ 102,822,436

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,716,251	$ 3,633,721
Net realized gain (loss)	61,583,125	28,752,750
Change in net unrealized appreciation (depreciation)	35,523,060	22,071,432
Net increase (decrease) in net assets resulting from operations	102,822,436	54,457,903
Distributions to shareholders from net investment income	(5,025,333)	(2,671,620)
Distributions to shareholders from net realized gain	(38,049,834)	(4,976,342)
Total distributions	(43,075,167)	(7,647,962)
Share transactions Proceeds from sales of shares	369,681,359	51,037,876
Reinvestment of distributions	42,144,995	7,552,084
Cost of shares redeemed	(348,195,310)	(69,107,383)
Net increase (decrease) in net assets resulting from share transactions	63,631,044	(10,517,423)
Redemption fees	32,542	2,211
Total increase (decrease) in net assets	123,410,855	36,294,729

Net Assets
Beginning of period	307,070,904	270,776,175
End of period (including undistributed net investment income of $1,110,409 and undistributed net investment income of $955,417, respectively)	$ 430,481,759	$ 307,070,904
Other Information Shares
Sold	5,802,380	980,985
Issued in reinvestment of distributions	641,929	146,776
Redeemed	(5,335,482)	(1,415,569)
Net increase (decrease)	1,108,827	(287,808)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 56.81	$ 47.56	$ 50.04	$ 41.55	$ 23.95
Income from Investment Operations
Net investment income (loss) B	.75	.68	.43	.47	.34
Net realized and unrealized gain (loss)	13.75	10.06	(2.52)	8.36	17.60
Total from investment operations	14.50	10.74	(2.09)	8.83	17.94
Distributions from net investment income	(.61)	(.52)	(.39)	(.34)	(.34)
Distributions from net realized gain	(4.62)	(.97)	-	-	-
Total distributions	(5.23)	(1.49)	(.39)	(.34)	(.34)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 66.08	$ 56.81	$ 47.56	$ 50.04	$ 41.55
Total Return A	25.82%	22.91%	(4.13)%	21.31%	74.97%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.87%	.89%	.93%	.99%
Expenses net of fee waivers, if any	.83%	.87%	.89%	.93%	.99%
Expenses net of all reductions	.82%	.85%	.88%	.91%	.97%
Net investment income (loss)	1.17%	1.35%	.94%	1.05%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 430,482	$ 307,071	$ 270,776	$ 248,055	$ 150,176
Portfolio turnover rate D	126%	157%	153%	193%	215%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Consumer Finance Portfolio and Insurance Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Banking Portfolio and Financial Services Portfolio. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$ 785,545,971	$ 114,075,225	$ (34,895,264)	$ 79,179,961
Brokerage and Investment Management Portfolio	723,474,771	111,729,770	(18,224,122)	93,505,648
Consumer Finance Portfolio	212,831,292	57,014,070	(5,661,158)	51,352,912
Financial Services Portfolio	711,423,916	91,520,073	(6,211,489)	85,308,584
Insurance Portfolio	351,014,197	79,880,687	(1,795,051)	78,085,636

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Banking Portfolio	$ 10,810,742	$ 17,407,528	$ -	$ 79,181,627
Brokerage and Investment Management Portfolio	960,908	937,450	-	95,502,003
Consumer Finance Portfolio	459,778	13,924,295	(22,686,164)	51,352,912
Financial Services Portfolio	1,138,006	-	(1,049,711)	85,309,811
Insurance Portfolio	13,042,515	9,421,313	-	78,087,062

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration
	2017	2018	2019	Total capital loss carry-foward
Consumer Finance Portfolio	$ -	$ (21,674,500)	$ (1,011,664)	$ (22,686,164)
Financial Services Portfolio	(376,786)	(672,925)	-	(1,049,711)

Due to large subscriptions in a prior period, $22,686,164 of capital losses that will be available to offset future capital gains of the Consumer Finance Portfolio will be limited to approximately $5,418,625 per year.

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2013 to February 28, 2014. Loss deferrals were as follows:

Capital losses
Consumer Finance Portfolio	$ 1,889,445

The tax character of distributions paid was as follows:

February 28, 2014
	Ordinary Income	Long-Term Capital Gains	Total
Banking Portfolio	$ 5,835,222	$ 15,904,464	$ 21,739,686
Brokerage and Investment Management Portfolio	4,851,731	-	4,851,731
Consumer Finance Portfolio	16,102,735	27,367,785	43,470,520
Financial Services Portfolio	6,729,366	-	6,729,366
Insurance Portfolio	12,192,698	30,882,469	43,075,167
February 28, 2013
	Ordinary Income	Long-Term Capital Gains	Total
Banking Portfolio	$ 6,092,882	$ -	$ 6,092,882
Brokerage and Investment Management Portfolio	9,530,873	-	9,530,873
Consumer Finance Portfolio	5,516,164	-	5,516,164
Financial Services Portfolio	6,085,400	-	6,085,400
Insurance Portfolio	2,671,620	4,976,342	7,647,962

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	710,866,036	589,727,224
Brokerage and Investment Management Portfolio	1,369,843,820	1,282,620,762
Consumer Finance Portfolio	252,556,630	359,635,743
Financial Services Portfolio	1,361,338,943	1,317,474,215
Insurance Portfolio	629,198,313	593,513,942

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Funds. The investment adviser and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.25%	.55%
Brokerage and Investment Management Portfolio	.30%	.25%	.55%
Consumer Finance Portfolio	.30%	.25%	.55%
Financial Services Portfolio	.30%	.25%	.55%
Insurance Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.20%
Brokerage and Investment Management Portfolio	.21%
Consumer Finance Portfolio	.23%
Financial Services Portfolio	.21%
Insurance Portfolio	.20%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$ 25,711
Brokerage and Investment Management Portfolio	62,533
Consumer Finance Portfolio	16,234
Financial Services Portfolio	49,556
Insurance Portfolio	12,592

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, Consumer Finance Portfolio had no interfund loans outstanding. Brokerage and Investment Management Portfolio's, and Insurance Portfolio's open loans, including

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the their Statements of Assets and Liabilities. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Brokerage and Investment Management Portfolio	Borrower	$ 12,020,267.33%		$ 1,653
Consumer Finance Portfolio	Borrower	20,650,375.31%		1,439
Insurance Portfolio	Borrower	8,990,500.30%		1,347

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Banking Portfolio	$ 1,213
Brokerage and Investment Management Portfolio	1,288
Consumer Finance Portfolio	602
Financial Services Portfolio	1,292
Insurance Portfolio	863

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013, included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM
Banking Portfolio	$ 52,497	$ -
Brokerage and Investment Management Portfolio	122,227	33
Consumer Finance Portfolio	85,510	-
Financial Services Portfolio	114,524	5
Insurance Portfolio	480	-

Annual Report

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Finance Portfolio	$ 27,145,000.58%		$ 875
Insurance Portfolio	9,283,360.57%		3,675

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction

Banking Portfolio	$ 64,991	$ -
Brokerage and Investment Management Portfolio	133,057	-
Consumer Finance Portfolio	63,576	-
Financial Services Portfolio	143,798	78
Insurance Portfolio	42,937	33

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursement

Banking Portfolio	$ 3,097
Brokerage and Investment Management Portfolio	2,722
Consumer Finance Portfolio	2,884
Financial Services Portfolio	3,601
Insurance Portfolio	1,515

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 20%, 12%, 12% and 11% of the total outstanding shares of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio and Financial Services Portfolio, respectively. VIP FundsManager 60% Portfolio was the owner of record of approximately 18%, 20%, 24% and 21%of the total outstanding shares of Banking Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio, respectively. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 53%, 35%, 42%, 53% and 34% of the total outstanding shares of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio (funds of Fidelity Select Portfolios) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 14, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Financial Services Portfolio	04/14/14	04/11/14	$0.102	$-
Brokerage and Investment Management Portfolio	04/14/14	04/11/14	$0.102	$0.100
Insurance Portfolio	04/14/14	04/11/14	$0.184	$3.538
Consumer Finance Portfolio	04/14/14	04/11/14	$0.033	$0.989
Banking Portfolio	04/14/14	04/11/14	$0.070	$0.745

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Brokerage and Investment Management Portfolio	$4,352,757
Insurance Portfolio	$34,475,283
Consumer Finance Portfolio	$28,768,798
Banking Portfolio	$33,311,993

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2013	December 2013
Financial Services Portfolio	9%	90%
Brokerage and Investment Management Portfolio	0%	100%
Insurance Portfolio	16%	49%
Consumer Finance Portfolio	9%	32%
Banking Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2013	December 2013
Financial Services Portfolio	26%	100%
Brokerage and Investment Management Portfolio	0%	100%
Insurance Portfolio	100%	68%
Consumer Finance Portfolio	9%	33%
Banking Portfolio	100%	100%

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
Ned C. Lautenbach	# of Votes	% of Votes
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between Banking Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	340,347,649.37	87.561
Against	20,233,959.90	5.206
Abstain	14,639,575.03	3.766
Broker Non-Vote	13,476,953.57	3.467
TOTAL	388,698,137.87	100.000
PROPOSAL 2
To approve a management contract between Brokerage and Investment Management Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	366,104,561.21	84.794
Against	17,259,309.38	3.998
Abstain	24,139,215.72	5.590
Broker Non-Vote	24,258,494.24	5.618
TOTAL	431,761,580.55	100.000
PROPOSAL 2
To approve a management contract between Consumer Finance Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	197,165,570.88	90.003
Against	7,782,770.67	3.553
Abstain	6,696,794.90	3.057
Broker Non-Vote	7,421,293.15	3.387
TOTAL	219,066,429.60	100.000
PROPOSAL 2
To approve a management contract between Financial Services Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	382,192,548.48	87.833
Against	23,451,875.71	5.389
Abstain	18,355,961.00	4.218
Broker Non-Vote	11,139,709.07	2.560
TOTAL	435,140,094.26	100.000
PROPOSAL 2
To approve a management contract between Insurance Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	255,832,293.53	90.434
Against	13,509,772.19	4.776
Abstain	8,843,289.67	3.126
Broker Non-Vote	4,710,096.53	1.664
TOTAL	282,895,451.92	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Fidelity®

Select Portfolios®

Energy Sector

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Energy Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Energy Service Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Natural Gas Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Natural Resources Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Energy Portfolio	.79%
Actual		$ 1,000.00	$ 1,079.70	$ 4.07
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Energy Service Portfolio	.79%
Actual		$ 1,000.00	$ 1,086.30	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Natural Gas Portfolio	.83%
Actual		$ 1,000.00	$ 1,126.50	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Natural Resources Portfolio	.83%
Actual		$ 1,000.00	$ 1,075.10	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	15.43%	18.93%	12.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from John Dowd, Portfolio Manager of Energy Portfolio: For the year, the fund returned 15.43%, slightly ahead of the 15.17% gain of MSCI® U.S. IMI Energy 25-50 Index but lagging the S&P 500®. Relative to the broader market, the energy sector was hurt by significant underperformance of large integrated oil & gas firms, which struggled with lower oil prices and declines in global production. Versus the sector benchmark, stock picking among oil & gas exploration & production firms (E&Ps) helped the most. Here, Cimarex Energy - which I bought in June - and EOG Resources led the way. Both stocks rose more than 50% for the period and were among the fund's largest holdings at period end. Underweighting integrated oil & gas firms also proved helpful. Although benchmark heavyweights Exxon Mobil and Chevron were the fund's two largest holdings, my positions in both were lighter than the index, as I was drawn to the value of their smaller U.S. peers. Both companies had downward revisions to their 2014 crude oil production forecasts, which held back their stock prices but boosted the fund's relative performance. Two E&Ps also were among the fund's biggest individual detractors. Here, an underweighting in ConocoPhillips hurt, as its stock rose on positive earnings surprises. Shares of deep water E&P firm Cobalt International Energy declined on news a key well did not strike oil, and I eliminated the position by period end. A sizable stake in Anadarko Petroleum stung when its share price dropped after a court ruled the firm should be liable for at least $5 billion in clean-up costs related to its former chemicals business Kerr-McGee, which it acquired in 2006. Elsewhere, early on I held back on refiner Valero Energy, thinking it was overvalued. But the stock price rose after higher refining volume helped it crush third-quarter profit estimates, hurting relative performance. I shifted to an overweighting here by period end. Stock selection in service companies also hurt, as I favored smaller company FMC Technologies over industry leader Baker Hughes, whose share price rose 41% for the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	13.4	12.5
Chevron Corp.	10.4	8.2
EOG Resources, Inc.	7.6	5.4
Anadarko Petroleum Corp.	4.6	4.2
Schlumberger Ltd.	4.1	5.0
FMC Technologies, Inc.	3.5	2.7
ConocoPhillips Co.	3.5	0.5
Noble Energy, Inc.	3.1	2.8
Cimarex Energy Co.	3.1	2.8
Halliburton Co.	3.1	5.5
	56.4
Top Industries (% of fund's net assets)
As of February 28, 2014
Oil, Gas & Consumable Fuels	79.4%
Energy Equipment & Services	17.5%
Construction & Engineering	0.2%
All Others*	2.9%

As of August 31, 2013
Oil, Gas & Consumable Fuels	72.6%
Energy Equipment & Services	25.5%
All Others*	1.9%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Energy Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
CONSTRUCTION & ENGINEERING - 0.2%
Construction & Engineering - 0.2%
URS Corp.	87,722	$ 4,079,073
ENERGY EQUIPMENT & SERVICES - 17.5%
Oil & Gas Drilling - 1.5%
Ocean Rig UDW, Inc. (United States) (a)	263,200	4,582,312
Odfjell Drilling A/S	1,522,272	8,800,873
Pacific Drilling SA (a)	175,097	1,901,553
Vantage Drilling Co. (a)	5,432,707	9,507,237
Xtreme Drilling & Coil Services Corp. (a)	1,613,600	6,032,967
		30,824,942
Oil & Gas Equipment & Services - 16.0%
Baker Hughes, Inc.	79,689	5,042,720
Cameron International Corp. (a)	573,857	36,761,279
Core Laboratories NV	45,753	8,603,852
Dril-Quip, Inc. (a)	35,374	3,804,827
FMC Technologies, Inc. (a)	1,398,459	70,258,580
Forum Energy Technologies, Inc. (a)	294,354	7,623,769
Halliburton Co.	1,068,092	60,881,244
National Oilwell Varco, Inc.	131,299	10,115,275
Oceaneering International, Inc.	294,327	21,067,927
Schlumberger Ltd.	887,481	82,535,733
Total Energy Services, Inc.	149,500	2,902,782
Weatherford International Ltd. (a)	539,126	8,987,230
		318,585,218
TOTAL ENERGY EQUIPMENT & SERVICES		349,410,160
OIL, GAS & CONSUMABLE FUELS - 79.4%
Coal & Consumable Fuels - 1.4%
Peabody Energy Corp.	1,613,322	28,329,934
Integrated Oil & Gas - 25.4%
Chevron Corp.	1,788,723	206,293,424
Exxon Mobil Corp.	2,781,948	267,818,136
Hess Corp.	31,014	2,482,050
Imperial Oil Ltd.	211,800	9,529,374
Suncor Energy, Inc.	622,900	20,549,568
		506,672,552
Oil & Gas Exploration & Production - 40.6%
Anadarko Petroleum Corp.	1,083,015	91,146,542
Bankers Petroleum Ltd. (a)	2,705,400	12,020,742
Bill Barrett Corp. (a)	138,530	3,510,350
Bonanza Creek Energy, Inc. (a)	279,300	13,956,621
Cabot Oil & Gas Corp.	824,403	28,854,105
Chesapeake Energy Corp.	524,823	13,598,164
Cimarex Energy Co.	528,645	61,169,513

	Shares	Value
ConocoPhillips Co.	1,043,096	$ 69,365,884
Continental Resources, Inc. (a)(d)	250,886	29,985,895
Energen Corp.	42,162	3,391,511
EOG Resources, Inc.	796,782	150,926,446
EPL Oil & Gas, Inc. (a)	171,200	5,153,120
EQT Corp.	469,698	48,045,408
Evolution Petroleum Corp.	162,643	2,114,359
Gulfport Energy Corp. (a)	151,467	10,011,969
Halcon Resources Corp. (a)	1,010,000	3,848,100
Kodiak Oil & Gas Corp. (a)	1,514,651	17,888,028
Laredo Petroleum Holdings, Inc. (a)	412,301	10,756,933
Noble Energy, Inc.	912,088	62,715,171
Northern Oil & Gas, Inc. (a)	515,901	7,181,342
PDC Energy, Inc. (a)	386,051	23,985,349
Pioneer Natural Resources Co.	233,499	46,975,329
Rex Energy Corp. (a)	4,434	84,246
Sanchez Energy Corp. (a)(d)	377,500	11,245,725
SM Energy Co.	294,689	21,733,314
Southwestern Energy Co. (a)	1,118,492	46,238,459
Synergy Resources Corp. (a)	310,020	3,283,112
TAG Oil Ltd. (a)	1,149,675	3,083,658
Whiting Petroleum Corp. (a)	110,626	7,601,112
		809,870,507
Oil & Gas Refining & Marketing - 5.6%
Marathon Petroleum Corp.	315,068	26,465,712
Phillips 66 Co.	474,018	35,484,987
Valero Energy Corp.	934,581	44,841,196
World Fuel Services Corp.	110,177	4,960,169
		111,752,064
Oil & Gas Storage & Transport - 6.4%
Access Midstream Partners LP	418,658	23,633,244
Cheniere Energy, Inc. (a)	306,800	15,165,124
Crosstex Energy, Inc.	36,598	1,523,575
Magellan Midstream Partners LP	87,219	5,902,110
Markwest Energy Partners LP	131,739	8,411,535
MPLX LP	218,343	10,657,322
ONEOK, Inc.	91,600	5,417,224
Phillips 66 Partners LP	168,633	7,726,764
Plains GP Holdings LP Class A	130,700	3,659,600
SemGroup Corp. Class A	61,800	4,160,376
Targa Resources Corp.	98,190	9,500,864
The Williams Companies, Inc.	696,410	28,761,733
Valero Energy Partners LP	73,743	2,727,754
		127,247,225
TOTAL OIL, GAS & CONSUMABLE FUELS		1,583,872,282
TOTAL COMMON STOCKS (Cost $1,505,938,703)		1,937,361,515
Money Market Funds - 4.5%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	54,519,805	$ 54,519,805
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	36,414,950	36,414,950
TOTAL MONEY MARKET FUNDS (Cost $90,934,755)		90,934,755
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,596,873,458)	2,028,296,270
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(32,488,659)
NET ASSETS - 100%	$ 1,995,807,611
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,106
Fidelity Securities Lending Cash Central Fund	782,690
Total	$ 806,796
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $35,951,490) - See accompanying schedule: Unaffiliated issuers (cost $1,505,938,703)	$ 1,937,361,515
Fidelity Central Funds (cost $90,934,755)	90,934,755
Total Investments (cost $1,596,873,458)		$ 2,028,296,270
Receivable for investments sold		35,489,652
Receivable for fund shares sold		7,138,392
Dividends receivable		4,972,776
Distributions receivable from Fidelity Central Funds		5,327
Prepaid expenses		10,767
Other receivables		49,411
Total assets		2,075,962,595

Liabilities
Payable for investments purchased	$ 39,563,177
Payable for fund shares redeemed	2,892,360
Accrued management fee	870,209
Other affiliated payables	363,958
Other payables and accrued expenses	50,330
Collateral on securities loaned, at value	36,414,950
Total liabilities		80,154,984

Net Assets		$ 1,995,807,611
Net Assets consist of:
Paid in capital		$ 1,471,530,508
Undistributed net investment income		2,667,396
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		90,183,400
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		431,426,307
Net Assets, for 35,478,945 shares outstanding		$ 1,995,807,611
Net Asset Value, offering price and redemption price per share ($1,995,807,611 ÷ 35,478,945 shares)		$ 56.25

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 31,006,597
Interest		6
Income from Fidelity Central Funds		806,796
Total income		31,813,399

Expenses
Management fee	$ 11,265,863
Transfer agent fees	4,233,530
Accounting and security lending fees	623,582
Custodian fees and expenses	38,281
Independent trustees' compensation	38,786
Registration fees	55,630
Audit	57,609
Legal	33,725
Interest	4,091
Miscellaneous	24,434
Total expenses before reductions	16,375,531
Expense reductions	(129,500)	16,246,031
Net investment income (loss)		15,567,368
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	322,655,595
Foreign currency transactions	59,677
Total net realized gain (loss)		322,715,272
Change in net unrealized appreciation (depreciation) on: Investment securities	(48,775,427)
Assets and liabilities in foreign currencies	4,798
Total change in net unrealized appreciation (depreciation)		(48,770,629)
Net gain (loss)		273,944,643
Net increase (decrease) in net assets resulting from operations		$ 289,512,011

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 15,567,368	$ 21,761,229
Net realized gain (loss)	322,715,272	13,633,395
Change in net unrealized appreciation (depreciation)	(48,770,629)	(47,372,508)
Net increase (decrease) in net assets resulting from operations	289,512,011	(11,977,884)
Distributions to shareholders from net investment income	(15,215,278)	(18,731,365)
Distributions to shareholders from net realized gain	(204,942,916)	(14,385,264)
Total distributions	(220,158,194)	(33,116,629)
Share transactions Proceeds from sales of shares	362,585,110	409,900,203
Reinvestment of distributions	212,043,462	31,802,132
Cost of shares redeemed	(775,193,374)	(774,101,022)
Net increase (decrease) in net assets resulting from share transactions	(200,564,802)	(332,398,687)
Redemption fees	26,953	36,846
Total increase (decrease) in net assets	(131,184,032)	(377,456,354)

Net Assets
Beginning of period	2,126,991,643	2,504,447,997
End of period (including undistributed net investment income of $2,667,396 and distributions in excess of net investment income of $1,146,415, respectively)	$ 1,995,807,611	$ 2,126,991,643
Other Information Shares
Sold	6,275,361	8,050,534
Issued in reinvestment of distributions	3,846,875	620,890
Redeemed	(13,451,035)	(15,279,430)
Net increase (decrease)	(3,328,799)	(6,608,006)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 54.81	$ 55.14	$ 60.22	$ 43.55	$ 27.43
Income from Investment Operations
Net investment income (loss) B	.44	.53	.41	.29	.07
Net realized and unrealized gain (loss)	7.86	(.04)	(5.06)	16.63	16.14
Total from investment operations	8.30	.49	(4.65)	16.92	16.21
Distributions from net investment income	(.46)	(.47)	(.40)	(.25)	(.09)
Distributions from net realized gain	(6.40)	(.35)	(.03)	-	-
Total distributions	(6.86)	(.82)	(.43)	(.25)	(.09)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 56.25	$ 54.81	$ 55.14	$ 60.22	$ 43.55
Total Return A	15.43%	1.00%	(7.68)%	38.95%	59.11%
Ratios to Average Net Assets C, E
Expenses before reductions	.80%	.82%	.83%	.85%	.90%
Expenses net of fee waivers, if any	.80%	.82%	.83%	.85%	.90%
Expenses net of all reductions	.80%	.81%	.82%	.85%	.90%
Net investment income (loss)	.76%	1.04%	.77%	.64%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,995,808	$ 2,126,992	$ 2,504,448	$ 3,033,023	$ 2,134,018
Portfolio turnover rate D	98%	80%	90%	107%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	16.62%	20.59%	10.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Benjamin Shuleva, who became sole Portfolio Manager of Energy Service Portfolio on February 1, 2014, after serving as Co-Manager: For the year, the fund returned 16.62%, underperforming the 19.16% advance of its industry benchmark, the MSCI® U.S. IMI Energy Equipment & Services 25-50 Index, and the broadly based S&P 500®. Overall, it was a relatively flat year for energy service fundamentals and industry activity levels. Oil prices globally were volatile, but averaged in line with the prior year. Natural gas prices remained too low for exploration & production (E&P) firms to drill their natural gas prospects, and the U.S. land rig count ended 2013 within 1% of where it started the year. Versus the MSCI industry benchmark, stock picks in the oil & gas drilling segment detracted. Here, not owning index component and contract land driller Helmerich & Payne was the biggest miss, as the stock rose more than 50% on record earnings and revenue. Elsewhere, pressure-control equipment maker Cameron International also hurt, as the company stumbled on execution, resulting in downwardly revised financial guidance. Conversely, industry giant Halliburton was the fund's biggest relative contributor, with its stock rising on increased market share and improved free cash flow. The position was reduced, but it remains a key holding for the fund. Avoiding index component Diamond Offshore Drilling also helped, as waning demand for its older rigs hurt the stock price. I initiated a position in Norwegian well service and engineering company Odfjell Drilling when the firm went public in September, but its shares were hurt by declining global offshore rig rates, making it a detractor for the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Service Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	18.0	16.1
Halliburton Co.	15.4	14.8
National Oilwell Varco, Inc.	9.5	11.3
Cameron International Corp.	6.8	7.0
Baker Hughes, Inc.	4.8	2.5
FMC Technologies, Inc.	4.6	4.8
Ensco PLC Class A	4.5	4.7
Oceaneering International, Inc.	4.1	3.0
Weatherford International Ltd.	3.6	3.1
Noble Corp.	3.3	4.6
	74.6
Top Industries (% of fund's net assets)
As of February 28, 2014
Energy Equipment & Services	96.4%
Oil, Gas & Consumable Fuels	1.5%
All Others*	2.1%

As of August 31, 2013
Energy Equipment & Services	94.8%
Machinery	0.6%
Electrical Equipment	0.2%
Oil, Gas & Consumable Fuels	0.1%
All Others*	4.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Energy Service Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 96.4%
Oil & Gas Drilling - 18.6%
C.A.T. oil AG (Bearer)	39,500	$ 969,671
Cathedral Energy Services Ltd.	272,100	1,154,944
Ensco PLC Class A	884,800	46,593,568
Eurasia Drilling Co. Ltd. GDR (Reg. S)	141,000	4,194,750
Hercules Offshore, Inc. (a)	678,800	3,231,088
Nabors Industries Ltd.	285,900	6,581,418
Noble Corp.	1,105,535	34,326,862
Ocean Rig UDW, Inc. (United States) (a)	843,313	14,682,079
Odfjell Drilling A/S	4,212,145	24,352,121
Precision Drilling Corp.	467,000	5,165,020
Rowan Companies PLC (a)	501,100	16,716,696
Unit Corp. (a)	58,100	3,567,340
Vantage Drilling Co. (a)	10,890,400	19,058,200
Xtreme Drilling & Coil Services Corp. (a)	3,842,900	14,367,927
		194,961,684
Oil & Gas Equipment & Services - 77.8%
Baker Hughes, Inc.	794,622	50,283,680
C&J Energy Services, Inc. (a)(d)	100,000	2,585,000
Cameron International Corp. (a)	1,114,488	71,394,101
Core Laboratories NV	71,800	13,501,990
Dresser-Rand Group, Inc. (a)	140,500	7,633,365
Dril-Quip, Inc. (a)	246,000	26,459,760
Exterran Holdings, Inc.	53,000	2,171,410
FMC Technologies, Inc. (a)	957,662	48,112,939
Forbes Energy Services Ltd. (a)	332,915	1,354,964
Forum Energy Technologies, Inc. (a)	133,259	3,451,408
Frank's International NV	340,800	8,056,512
Geospace Technologies Corp. (a)	55,400	4,253,058
Halliburton Co.	2,822,034	160,855,938
Helix Energy Solutions Group, Inc. (a)	342,100	8,087,244
Hornbeck Offshore Services, Inc. (a)	241,800	10,339,368
ION Geophysical Corp. (a)	325,000	1,322,750
National Oilwell Varco, Inc.	1,289,662	99,355,560
Oceaneering International, Inc.	605,600	43,348,848
Oil States International, Inc. (a)	202,800	19,249,776
Schlumberger Ltd.	2,022,411	188,084,226
ShawCor Ltd. Class A	111,300	4,596,540
Spectrum ASA	315,910	1,915,882
TETRA Technologies, Inc. (a)	84,900	1,018,800
Weatherford International Ltd. (a)	2,260,366	37,680,301
		815,113,420
TOTAL ENERGY EQUIPMENT & SERVICES		1,010,075,104

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 1.5%
Coal & Consumable Fuels - 0.2%
Peabody Energy Corp.	116,900	$ 2,052,764
Oil & Gas Refining & Marketing - 0.7%
CVR Refining, LP	336,246	7,020,816
Oil & Gas Storage & Transport - 0.6%
Golar LNG Ltd. (NASDAQ)	58,800	2,152,080
StealthGas, Inc. (a)	426,733	4,484,964
		6,637,044
TOTAL OIL, GAS & CONSUMABLE FUELS		15,710,624
TOTAL COMMON STOCKS (Cost $663,759,704)		1,025,785,728
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.10% (b)	24,429,526	24,429,526
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	2,152,700	2,152,700
TOTAL MONEY MARKET FUNDS (Cost $26,582,226)		26,582,226
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $690,341,930)	1,052,367,954
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(4,388,404)
NET ASSETS - 100%	$ 1,047,979,550
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,654
Fidelity Securities Lending Cash Central Fund	12,321
Total	$ 34,975
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	57.1%
Curacao	18.0%
United Kingdom	9.4%
Switzerland	3.6%
Norway	2.5%
Canada	2.4%
Cayman Islands	2.2%
Netherlands	2.1%
Marshall Islands	1.8%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $2,161,060) - See accompanying schedule: Unaffiliated issuers (cost $663,759,704)	$ 1,025,785,728
Fidelity Central Funds (cost $26,582,226)	26,582,226
Total Investments (cost $690,341,930)		$ 1,052,367,954
Receivable for investments sold		5,686,427
Receivable for fund shares sold		3,415,668
Dividends receivable		1,145,856
Distributions receivable from Fidelity Central Funds		1,012
Prepaid expenses		6,093
Other receivables		21,980
Total assets		1,062,644,990

Liabilities
Payable for investments purchased	$ 8,934,636
Payable for fund shares redeemed	2,899,887
Accrued management fee	447,409
Other affiliated payables	185,277
Other payables and accrued expenses	45,531
Collateral on securities loaned, at value	2,152,700
Total liabilities		14,665,440

Net Assets		$ 1,047,979,550
Net Assets consist of:
Paid in capital		$ 651,513,492
Undistributed net investment income		261,041
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,177,596
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		362,027,421
Net Assets, for 12,167,499 shares outstanding		$ 1,047,979,550
Net Asset Value, offering price and redemption price per share ($1,047,979,550 ÷ 12,167,499 shares)		$ 86.13

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 11,991,772
Interest		5
Income from Fidelity Central Funds		34,975
Total income		12,026,752

Expenses
Management fee	$ 6,284,682
Transfer agent fees	2,315,373
Accounting and security lending fees	371,086
Custodian fees and expenses	25,387
Independent trustees' compensation	21,900
Registration fees	52,282
Audit	54,913
Legal	19,029
Interest	5,204
Miscellaneous	13,109
Total expenses before reductions	9,162,965
Expense reductions	(63,651)	9,099,314
Net investment income (loss)		2,927,438
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,137,127
Foreign currency transactions	21,814
Total net realized gain (loss)		91,158,941
Change in net unrealized appreciation (depreciation) on: Investment securities	83,598,302
Assets and liabilities in foreign currencies	1,972
Total change in net unrealized appreciation (depreciation)		83,600,274
Net gain (loss)		174,759,215
Net increase (decrease) in net assets resulting from operations		$ 177,686,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,927,438	$ 56,885
Net realized gain (loss)	91,158,941	(10,197,257)
Change in net unrealized appreciation (depreciation)	83,600,274	(8,430,644)
Net increase (decrease) in net assets resulting from operations	177,686,653	(18,571,016)
Distributions to shareholders from net investment income	(2,225,534)	-
Share transactions Proceeds from sales of shares	309,554,779	458,926,393
Reinvestment of distributions	2,129,219	-
Cost of shares redeemed	(675,601,095)	(586,274,324)
Net increase (decrease) in net assets resulting from share transactions	(363,917,097)	(127,347,931)
Redemption fees	32,958	33,045
Total increase (decrease) in net assets	(188,423,020)	(145,885,902)

Net Assets
Beginning of period	1,236,402,570	1,382,288,472
End of period (including undistributed net investment income of $261,041 and accumulated net investment loss of $409,089, respectively)	$ 1,047,979,550	$ 1,236,402,570
Other Information Shares
Sold	3,832,579	6,636,814
Issued in reinvestment of distributions	25,285	-
Redeemed	(8,396,346)	(8,864,023)
Net increase (decrease)	(4,538,482)	(2,227,209)

Financial Highlights

Years ended February 28,	2014	2013	2012 H	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 74.01	$ 73.01	$ 85.88	$ 58.27	$ 33.87
Income from Investment Operations
Net investment income (loss) B	.21	- I	(.09)	(.04)	.02 E
Net realized and unrealized gain (loss)	12.09	1.00 F	(12.79)	27.65	24.41
Total from investment operations	12.30	1.00	(12.88)	27.61	24.43
Distributions from net investment income	(.18)	-	-	-	(.04)
Redemption fees added to paid in capital B	- I	- I	.01	- I	.01
Net asset value, end of period	$ 86.13	$ 74.01	$ 73.01	$ 85.88	$ 58.27
Total Return A	16.62%	1.37%	(14.99)%	47.38%	72.15%
Ratios to Average Net Assets C, G
Expenses before reductions	.80%	.82%	.82%	.85%	.91%
Expenses net of fee waivers, if any	.80%	.82%	.82%	.85%	.91%
Expenses net of all reductions	.80%	.81%	.81%	.85%	.91%
Net investment income (loss)	.26%	.01%	(.12)%	(.06)%	.04% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,047,980	$ 1,236,403	$ 1,382,288	$ 2,040,691	$ 1,282,428
Portfolio turnover rate D	34%	49%	74%	85%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15)%.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	21.28%	16.44%	9.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Ted Davis, Portfolio Manager of Natural Gas Portfolio: For the year, the fund gained 21.28%, beating the 20.43% return of its industry benchmark, the S&P Custom® Natural Gas Index, but lagging the broadly based S&P 500®. Natural gas prices remained volatile, driven largely by extreme weather. On balance, natural gas prices rose 32% over the 12 months, and the frigid temperatures of late have done a lot to improve the supply/demand imbalance we've seen the past few years. Versus the industry index, the fund's top individual contributor by far was exploration & production (E&P) firm Cimarex Energy, as the stock benefited from substantial unconventional oil resource discoveries. Timely trading in E&P firm Apache helped, as I gradually eliminated the fund's position here when the stock began to struggle toward period end. I'll also mention Cheniere Energy, a storage & transport company that I believe is positioned well in the growing market for liquefied natural gas (LNG) exports. I established a non-index stake in Cheniere in October when its stock was trading at an attractive entry point, and its shares climbed through period end. At the subindustry level, stock selection in oil & gas equipment & services added the most value, including benchmark heavyweight Halliburton, the fund's largest holding at period end. Conversely, we had some weak picks in oil & gas drilling, including our largest relative detractor, offshore rig company Ensco. Not owning U.S. shale driller and index member Pioneer Natural Resources also hurt, as its stock rose 60%. Our cash stake detracted, as did the fund's foreign holdings, due in part to currency fluctuations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Gas Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Halliburton Co.	7.0	4.8
Schlumberger Ltd.	5.8	7.7
Encana Corp.	4.9	4.4
Canadian Natural Resources Ltd.	4.3	0.9
Devon Energy Corp.	4.0	6.2
Anadarko Petroleum Corp.	4.0	4.6
Cabot Oil & Gas Corp.	3.6	0.9
Marathon Oil Corp.	3.5	0.0
Spectra Energy Corp.	3.2	0.0
Ensco PLC Class A	3.1	5.0
	43.4
Top Industries (% of fund's net assets)
As of February 28, 2014
Oil, Gas & Consumable Fuels	65.1%
Energy Equipment & Services	27.5%
Multi-Utilities	2.6%
Gas Utilities	1.7%
All Others*	3.1%

As of August 31, 2013
Oil, Gas & Consumable Fuels	62.1%
Energy Equipment & Services	28.7%
Gas Utilities	4.4%
All Others*	4.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Natural Gas Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 27.5%
Oil & Gas Drilling - 6.5%
Ensco PLC Class A	500,400	$ 26,351,064
Nabors Industries Ltd.	283,300	6,521,566
Precision Drilling Corp. (d)	1,121,400	12,345,224
Rowan Companies PLC (a)	281,800	9,400,848
		54,618,702
Oil & Gas Equipment & Services - 21.0%
Baker Hughes, Inc.	260,800	16,503,424
Cameron International Corp. (a)	154,300	9,884,458
Halliburton Co.	1,036,602	59,086,314
National Oilwell Varco, Inc.	223,800	17,241,552
Schlumberger Ltd.	527,400	49,048,200
Trican Well Service Ltd.	486,300	6,144,077
Weatherford International Ltd. (a)	1,109,700	18,498,699
		176,406,724
TOTAL ENERGY EQUIPMENT & SERVICES		231,025,426
GAS UTILITIES - 1.7%
Gas Utilities - 1.7%
AGL Resources, Inc.	215,200	10,123,008
Atmos Energy Corp.	13	599
ONE Gas, Inc. (a)	125,950	4,279,781
		14,403,388
MULTI-UTILITIES - 2.6%
Multi-Utilities - 2.6%
CenterPoint Energy, Inc.	420,300	9,940,095
NiSource, Inc.	331,100	11,528,902
		21,468,997
OIL, GAS & CONSUMABLE FUELS - 65.0%
Integrated Oil & Gas - 8.8%
Hess Corp.	248,700	19,903,461
Husky Energy, Inc.	707,500	21,513,163
Occidental Petroleum Corp.	122,100	11,785,092
Suncor Energy, Inc.	621,200	20,493,485
		73,695,201
Oil & Gas Exploration & Production - 41.2%
Anadarko Petroleum Corp.	401,200	33,764,992
Apache Corp.	3	238
Athabasca Oil Corp. (a)	686,100	5,297,711
Bellatrix Exploration Ltd. (a)	624,100	4,762,616
Cabot Oil & Gas Corp.	872,500	30,537,500
Canadian Natural Resources Ltd.	985,100	36,048,272

	Shares	Value
Cimarex Energy Co.	171,200	$ 19,809,552
ConocoPhillips Co.	246,800	16,412,200
Crown Point Energy, Inc. (a)(e)	181,658	121,401
Devon Energy Corp.	527,946	34,010,281
Emerald Oil, Inc. warrants 2/4/16 (a)	15,002	0
Encana Corp.	2,175,900	41,266,053
Energy XXI (Bermuda) Ltd.	237,900	5,509,764
EOG Resources, Inc.	75,885	14,374,137
Lekoil Ltd. (a)(d)	3,560,300	4,054,092
Lightstream Resources Ltd. (d)	473,693	2,669,416
Marathon Oil Corp.	875,700	29,335,950
Newfield Exploration Co. (a)	235,600	6,641,564
Painted Pony Petroleum Ltd. (a)	883,600	6,814,724
Paramount Resources Ltd. Class A (a)	227,100	9,290,734
PDC Energy, Inc. (a)	109,600	6,809,448
Penn West Petroleum Ltd.	816,900	6,698,683
Resolute Energy Corp. (a)	853,000	7,949,960
Rice Energy, Inc.	197,200	4,732,800
Southwestern Energy Co. (a)	56,900	2,352,246
Surge Energy, Inc. (d)	1,104,600	5,885,614
Talisman Energy, Inc.	1,081,500	11,134,381
		346,284,329
Oil & Gas Refining & Marketing - 3.7%
Dynagas LNG Partners LP (a)	300,800	6,560,448
Marathon Petroleum Corp.	82,600	6,938,400
Phillips 66 Co.	169,800	12,711,228
Tesoro Corp.	94,600	4,825,546
		31,035,622
Oil & Gas Storage & Transport - 11.3%
Cheniere Energy, Inc. (a)	244,900	12,105,407
GasLog Ltd.	498,800	10,504,728
ONEOK, Inc.	418,700	24,761,918
Spectra Energy Corp.	713,900	26,614,192
StealthGas, Inc. (a)	461,600	4,851,416
Teekay Corp.	185,500	11,083,625
TransCanada Corp.	127,700	5,620,968
		95,542,254
TOTAL OIL, GAS & CONSUMABLE FUELS		546,557,406
TOTAL COMMON STOCKS (Cost $758,696,547)		813,455,217
Convertible Bonds - 0.1%
Principal Amount
OIL, GAS & CONSUMABLE FUELS - 0.1%
Oil & Gas Exploration & Production - 0.1%
Cobalt International Energy, Inc. 2.625% 12/1/19 (Cost $595,500)	$ 600,000	578,250
Money Market Funds - 5.5%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	25,998,590	$ 25,998,590
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	20,593,700	20,593,700
TOTAL MONEY MARKET FUNDS (Cost $46,592,290)		46,592,290
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $805,884,337)	860,625,757
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(20,111,849)
NET ASSETS - 100%	$ 840,513,908
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $121,401 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,958
Fidelity Securities Lending Cash Central Fund	308,623
Total	$ 326,581
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 813,455,217	$ 813,455,217	$ -	$ -
Convertible Bonds	578,250	-	578,250	-
Money Market Funds	46,592,290	46,592,290	-	-
Total Investments in Securities:	$ 860,625,757	$ 860,047,507	$ 578,250	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	58.6%
Canada	23.3%
Curacao	5.8%
United Kingdom	4.2%
Bermuda	2.7%
Marshall Islands	2.7%
Switzerland	2.2%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $19,967,341) - See accompanying schedule: Unaffiliated issuers (cost $759,292,047)	$ 814,033,467
Fidelity Central Funds (cost $46,592,290)	46,592,290
Total Investments (cost $805,884,337)		$ 860,625,757
Receivable for investments sold		13,409,844
Receivable for fund shares sold		593,604
Dividends receivable		1,238,575
Interest receivable		3,938
Distributions receivable from Fidelity Central Funds		6,844
Prepaid expenses		3,239
Other receivables		24,761
Total assets		875,906,562

Liabilities
Payable for investments purchased	$ 12,705,295
Payable for fund shares redeemed	1,537,782
Accrued management fee	355,200
Other affiliated payables	147,498
Other payables and accrued expenses	53,179
Collateral on securities loaned, at value	20,593,700
Total liabilities		35,392,654

Net Assets		$ 840,513,908
Net Assets consist of:
Paid in capital		$ 1,135,326,400
Undistributed net investment income		711,132
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(350,261,899)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		54,738,275
Net Assets, for 21,462,662 shares outstanding		$ 840,513,908
Net Asset Value, offering price and redemption price per share ($840,513,908 ÷ 21,462,662 shares)		$ 39.16

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 11,706,696
Interest		15,917
Income from Fidelity Central Funds		326,581
Total income		12,049,194

Expenses
Management fee	$ 3,678,515
Transfer agent fees	1,546,116
Accounting and security lending fees	244,884
Custodian fees and expenses	27,077
Independent trustees' compensation	12,495
Registration fees	47,183
Audit	39,600
Legal	10,451
Interest	164
Miscellaneous	7,905
Total expenses before reductions	5,614,390
Expense reductions	(61,632)	5,552,758
Net investment income (loss)		6,496,436
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	62,994,138
Foreign currency transactions	(32,290)
Total net realized gain (loss)		62,961,848
Change in net unrealized appreciation (depreciation) on: Investment securities	61,553,782
Assets and liabilities in foreign currencies	22,782
Total change in net unrealized appreciation (depreciation)		61,576,564
Net gain (loss)		124,538,412
Net increase (decrease) in net assets resulting from operations		$ 131,034,848

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,496,436	$ 6,427,872
Net realized gain (loss)	62,961,848	50,946,752
Change in net unrealized appreciation (depreciation)	61,576,564	(53,773,245)
Net increase (decrease) in net assets resulting from operations	131,034,848	3,601,379
Distributions to shareholders from net investment income	(6,060,459)	(5,539,434)
Distributions to shareholders from net realized gain	(5,925,348)	(1,080,476)
Total distributions	(11,985,807)	(6,619,910)
Share transactions Proceeds from sales of shares	307,452,527	191,939,367
Reinvestment of distributions	11,256,726	6,127,922
Cost of shares redeemed	(247,338,730)	(288,673,684)
Net increase (decrease) in net assets resulting from share transactions	71,370,523	(90,606,395)
Redemption fees	21,783	17,095
Total increase (decrease) in net assets	190,441,347	(93,607,831)

Net Assets
Beginning of period	650,072,561	743,680,392
End of period (including undistributed net investment income of $711,132 and undistributed net investment income of $303,922, respectively)	$ 840,513,908	$ 650,072,561
Other Information Shares
Sold	8,329,283	6,269,617
Issued in reinvestment of distributions	302,074	196,748
Redeemed	(6,952,603)	(9,280,431)
Net increase (decrease)	1,678,754	(2,814,066)

Financial Highlights

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 32.86	$ 32.91	$ 36.50	$ 31.34	$ 19.16
Income from Investment Operations
Net investment income (loss) B	.35	.30	.26	.29 E	(.04)
Net realized and unrealized gain (loss)	6.61	(.03) J	(3.56)	5.19	12.22
Total from investment operations	6.96	.27	(3.30)	5.48	12.18
Distributions from net investment income	(.33)	(.27)	(.29)	(.26)	-
Distributions from net realized gain	(.32)	(.05)	-	(.06)	-
Total distributions	(.66) I	(.32)	(.29)	(.32)	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 39.16	$ 32.86	$ 32.91	$ 36.50	$ 31.34
Total Return A	21.28%	.86% J	(9.03)%	17.58%	63.57%
Ratios to Average Net Assets C, F
Expenses before reductions	.84%	.87%	.86%	.89%	.93%
Expenses net of fee waivers, if any	.84%	.87%	.86%	.89%	.93%
Expenses net of all reductions	.84%	.86%	.86%	.88%	.93%
Net investment income (loss)	.98%	.96%	.81%	.95% E	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 840,514	$ 650,073	$ 743,680	$ 990,083	$ 1,141,747
Portfolio turnover rate D	135%	107%	63%	167%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .47%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.66 per share is comprised of distributions from net investment income of $.332 and distributions from net realized gain of $.324 per share.

J Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 0.75%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	13.97%	18.18%	12.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from John Dowd, Portfolio Manager of Natural Resources Portfolio: For the year, the fund returned 13.97%, nicely ahead of the 12.27% gain of S&P® North American Natural Resources Sector Index but trailing the S&P 500®. Relative to the broader market, natural resources stocks were hurt by both the underperformance of the integrated oil & gas segment, which struggled with lower oil prices and declines in global production, and gold-mining stocks, which returned -26% on falling commodity prices. Versus the S&P® industry benchmark, stock picking among oil & gas exploration & production firms (E&Ps) helped the most. Here, Cimarex Energy - which I bought in June - and EOG Resources led the way. Both stocks rose more than 50% for the period and were among the fund's largest holdings at period end. Underweighting integrated oil & gas firms also proved helpful, including Chevron, whose downward revisions to its 2014 crude oil production forecast held back its stock price. Some E&Ps also were among the fund's biggest individual detractors. An underweighting in ConocoPhillips hurt, as its stock rose on positive earnings surprises. Shares of deep water E&P firm Cobalt International Energy declined on news a key well did not strike oil, and I eliminated the position by period end. Elsewhere, my overall timing in gold-mining stocks helped the fund, although a stake in Gold Fields, based in South Africa, was a large detractor. Gold Fields was one of the fund's foreign holdings that hurt due in part to currency fluctuations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Resources Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
EOG Resources, Inc.	7.9	5.2
Anadarko Petroleum Corp.	4.5	4.0
Schlumberger Ltd.	4.0	4.6
Noble Energy, Inc.	3.8	3.2
Exxon Mobil Corp.	3.8	1.7
Halliburton Co.	3.7	6.1
Chevron Corp.	3.6	1.7
ConocoPhillips Co.	3.5	0.7
FMC Technologies, Inc.	3.5	2.6
Cimarex Energy Co.	3.4	2.8
	41.7
Top Industries (% of fund's net assets)
As of February 28, 2014
Oil, Gas & Consumable Fuels	65.7%
Energy Equipment & Services	18.8%
Metals & Mining	8.5%
Containers & Packaging	2.7%
Paper & Forest Products	1.4%
All Others*	2.9%

As of August 31, 2013
Oil, Gas & Consumable Fuels	57.3%
Energy Equipment & Services	23.6%
Metals & Mining	10.7%
Containers & Packaging	2.8%
Paper & Forest Products	0.9%
All Others*	4.7%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Natural Resources Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CHEMICALS - 1.1%
Fertilizers & Agricultural Chemicals - 1.1%
Monsanto Co.	90,300	$ 9,934,806
CONSTRUCTION & ENGINEERING - 0.2%
Construction & Engineering - 0.2%
URS Corp.	48,800	2,269,200
CONTAINERS & PACKAGING - 2.7%
Metal & Glass Containers - 1.2%
Ball Corp.	210,600	11,700,936
Paper Packaging - 1.5%
Rock-Tenn Co. Class A	127,300	14,209,226
TOTAL CONTAINERS & PACKAGING		25,910,162
ENERGY EQUIPMENT & SERVICES - 18.8%
Oil & Gas Drilling - 1.4%
Ocean Rig UDW, Inc. (United States) (a)	127,400	2,218,034
Odfjell Drilling A/S	740,800	4,282,866
Vantage Drilling Co. (a)	2,249,900	3,937,325
Xtreme Drilling & Coil Services Corp. (a)	842,900	3,151,455
		13,589,680
Oil & Gas Equipment & Services - 17.4%
Baker Hughes, Inc.	91,500	5,790,120
Cameron International Corp. (a)	270,000	17,296,200
Core Laboratories NV	21,700	4,080,685
FMC Technologies, Inc. (a)	658,900	33,103,136
Forum Energy Technologies, Inc. (a)	148,500	3,846,150
Halliburton Co.	609,300	34,730,100
National Oilwell Varco, Inc.	153,158	11,799,292
Oceaneering International, Inc.	145,100	10,386,258
Schlumberger Ltd.	404,692	37,636,356
Total Energy Services, Inc.	100,000	1,941,660
Weatherford International Ltd. (a)	260,100	4,335,867
		164,945,824
TOTAL ENERGY EQUIPMENT & SERVICES		178,535,504
METALS & MINING - 8.5%
Diversified Metals & Mining - 1.6%
Freeport-McMoRan Copper & Gold, Inc.	265,400	8,657,348
Teck Resources Ltd. Class B (sub. vtg.)	198,400	4,413,070
Turquoise Hill Resources Ltd. (a)	436,050	1,665,756
		14,736,174
Gold - 6.2%
AngloGold Ashanti Ltd. sponsored ADR	196,700	3,457,986
Barrick Gold Corp. (d)	257,900	5,254,424
Franco-Nevada Corp.	241,000	12,316,617
Gold Fields Ltd. sponsored ADR	1,332,400	4,916,556
Goldcorp, Inc.	255,500	6,869,173

	Shares	Value
Harmony Gold Mining Co. Ltd. sponsored ADR	530,400	$ 1,718,496
IAMGOLD Corp.	508,200	1,886,302
Kinross Gold Corp.	295,867	1,544,397
Newmont Mining Corp.	204,200	4,749,692
Randgold Resources Ltd. sponsored ADR	118,900	9,397,856
Royal Gold, Inc.	37,600	2,583,496
Yamana Gold, Inc.	401,000	4,012,535
		58,707,530
Precious Metals & Minerals - 0.7%
Pan American Silver Corp. (d)	128,600	1,811,974
Silver Wheaton Corp.	204,600	5,219,859
		7,031,833
TOTAL METALS & MINING		80,475,537
OIL, GAS & CONSUMABLE FUELS - 65.7%
Coal & Consumable Fuels - 1.4%
Peabody Energy Corp.	770,400	13,528,224
Integrated Oil & Gas - 10.5%
Chevron Corp.	294,600	33,976,218
Exxon Mobil Corp.	370,800	35,696,916
Imperial Oil Ltd.	102,400	4,607,214
Occidental Petroleum Corp.	59,200	5,713,984
Suncor Energy, Inc.	580,600	19,154,085
		99,148,417
Oil & Gas Exploration & Production - 42.3%
Anadarko Petroleum Corp.	508,600	42,803,776
Bankers Petroleum Ltd. (a)	1,229,800	5,464,297
Bonanza Creek Energy, Inc. (a)	109,000	5,446,730
BPZ Energy, Inc. (a)	500,300	1,030,618
Cabot Oil & Gas Corp.	364,350	12,752,250
Chesapeake Energy Corp.	252,180	6,533,984
Cimarex Energy Co.	275,600	31,889,676
ConocoPhillips Co.	501,700	33,363,050
Continental Resources, Inc. (a)(d)	143,700	17,175,024
Energen Corp.	24,400	1,962,736
EOG Resources, Inc.	398,000	75,389,160
EPL Oil & Gas, Inc. (a)	76,440	2,300,844
EQT Corp.	198,800	20,335,252
Evolution Petroleum Corp.	78,400	1,019,200
Gulfport Energy Corp. (a)	74,400	4,917,840
Halcon Resources Corp. (a)	570,000	2,171,700
Kodiak Oil & Gas Corp. (a)	746,300	8,813,803
Laredo Petroleum Holdings, Inc. (a)	260,400	6,793,836
Murphy Oil Corp.	46,900	2,784,453
Noble Energy, Inc.	523,000	35,961,480
Northern Oil & Gas, Inc. (a)(d)	321,195	4,471,034
PDC Energy, Inc. (a)	165,000	10,251,450
Pioneer Natural Resources Co.	108,000	21,727,440
Sanchez Energy Corp. (a)(d)	199,100	5,931,189
SM Energy Co.	139,600	10,295,500
Southwestern Energy Co. (a)	542,200	22,414,548
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Synergy Resources Corp. (a)	159,600	$ 1,690,164
TAG Oil Ltd. (a)	615,100	1,649,821
Whiting Petroleum Corp. (a)	54,400	3,737,824
		401,078,679
Oil & Gas Refining & Marketing - 5.5%
Marathon Petroleum Corp.	163,300	13,717,200
Phillips 66 Co.	207,900	15,563,394
Valero Energy Corp.	437,100	20,972,058
World Fuel Services Corp.	52,700	2,372,554
		52,625,206
Oil & Gas Storage & Transport - 6.0%
Access Midstream Partners LP	189,800	10,714,210
Cheniere Energy, Inc. (a)	157,400	7,780,282
Magellan Midstream Partners LP	48,500	3,281,995
Markwest Energy Partners LP	64,800	4,137,480
MPLX LP	114,400	5,583,864
Phillips 66 Partners LP	89,500	4,100,890
SemGroup Corp. Class A	30,000	2,019,600
Targa Resources Corp.	46,200	4,470,312
The Williams Companies, Inc.	336,600	13,901,580
Valero Energy Partners LP	36,800	1,361,232
		57,351,445
TOTAL OIL, GAS & CONSUMABLE FUELS		623,731,971
PAPER & FOREST PRODUCTS - 1.4%
Paper Products - 1.4%
International Paper Co.	269,200	13,161,188
TOTAL COMMON STOCKS (Cost $824,983,173)		934,018,368
Money Market Funds - 5.2%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	18,082,127	$ 18,082,127
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	31,685,350	31,685,350
TOTAL MONEY MARKET FUNDS (Cost $49,767,477)		49,767,477
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $874,750,650)	983,785,845
NET OTHER ASSETS (LIABILITIES) - (3.6)%	(34,391,710)
NET ASSETS - 100%	$ 949,394,135
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,454
Fidelity Securities Lending Cash Central Fund	535,529
Total	$ 550,983
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	82.5%
Canada	9.4%
Curacao	4.0%
South Africa	1.1%
Bailiwick of Jersey	1.0%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $30,923,227) - See accompanying schedule: Unaffiliated issuers (cost $824,983,173)	$ 934,018,368
Fidelity Central Funds (cost $49,767,477)	49,767,477
Total Investments (cost $874,750,650)		$ 983,785,845
Receivable for investments sold		16,657,887
Receivable for fund shares sold		834,710
Dividends receivable		1,428,418
Distributions receivable from Fidelity Central Funds		3,761
Prepaid expenses		5,059
Other receivables		28,542
Total assets		1,002,744,222

Liabilities
Payable to custodian bank	$ 14
Payable for investments purchased	18,174,541
Payable for fund shares redeemed	2,825,137
Accrued management fee	424,347
Other affiliated payables	198,504
Other payables and accrued expenses	42,194
Collateral on securities loaned, at value	31,685,350
Total liabilities		53,350,087

Net Assets		$ 949,394,135
Net Assets consist of:
Paid in capital		$ 838,183,582
Distributions in excess of net investment income		(205,092)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,380,035
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		109,035,610
Net Assets, for 25,083,633 shares outstanding		$ 949,394,135
Net Asset Value, offering price and redemption price per share ($949,394,135 ÷ 25,083,633 shares)		$ 37.85

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 13,101,899
Income from Fidelity Central Funds		550,983
Total income		13,652,882

Expenses
Management fee	$ 5,499,929
Transfer agent fees	2,325,148
Accounting and security lending fees	336,180
Custodian fees and expenses	33,662
Independent trustees' compensation	18,958
Registration fees	29,764
Audit	53,264
Legal	16,506
Interest	1,380
Miscellaneous	12,100
Total expenses before reductions	8,326,891
Expense reductions	(75,857)	8,251,034
Net investment income (loss)		5,401,848
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	113,060,079
Foreign currency transactions	(142,982)
Total net realized gain (loss)		112,917,097
Change in net unrealized appreciation (depreciation) on: Investment securities	9,076,922
Assets and liabilities in foreign currencies	1,795
Total change in net unrealized appreciation (depreciation)		9,078,717
Net gain (loss)		121,995,814
Net increase (decrease) in net assets resulting from operations		$ 127,397,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,401,848	$ 10,229,731
Net realized gain (loss)	112,917,097	7,080,422
Change in net unrealized appreciation (depreciation)	9,078,717	(85,369,970)
Net increase (decrease) in net assets resulting from operations	127,397,662	(68,059,817)
Distributions to shareholders from net investment income	(2,402,760)	(2,965,193)
Distributions to shareholders from net realized gain	(22,192,850)	-
Total distributions	(24,595,610)	(2,965,193)
Share transactions Proceeds from sales of shares	202,197,233	206,073,881
Reinvestment of distributions	23,551,043	2,845,421
Cost of shares redeemed	(433,697,922)	(513,976,231)
Net increase (decrease) in net assets resulting from share transactions	(207,949,646)	(305,056,929)
Redemption fees	13,984	29,174
Total increase (decrease) in net assets	(105,133,610)	(376,052,765)

Net Assets
Beginning of period	1,054,527,745	1,430,580,510
End of period (including distributions in excess of net investment income of $205,092 and distributions in excess of net investment income of $5,579,312, respectively)	$ 949,394,135	$ 1,054,527,745
Other Information Shares
Sold	5,546,646	6,393,747
Issued in reinvestment of distributions	649,501	88,101
Redeemed	(12,041,120)	(16,015,960)
Net increase (decrease)	(5,844,973)	(9,534,112)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 34.10	$ 35.36	$ 39.07	$ 27.66	$ 17.24
Income from Investment Operations
Net investment income (loss) B	.20	.28	.20	.12	- G
Net realized and unrealized gain (loss)	4.52	(1.45)	(3.59)	11.49	10.54
Total from investment operations	4.72	(1.17)	(3.39)	11.61	10.54
Distributions from net investment income	(.10)	(.09)	(.26)	(.11)	(.02)
Distributions from net realized gain	(.88)	-	(.06)	(.09)	(.10)
Total distributions	(.97) H	(.09)	(.32)	(.20)	(.12)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 37.85	$ 34.10	$ 35.36	$ 39.07	$ 27.66
Total Return A	13.97%	(3.30)%	(8.63)%	42.09%	61.13%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.86%	.84%	.88%	.93%
Expenses net of fee waivers, if any	.84%	.85%	.84%	.88%	.93%
Expenses net of all reductions	.83%	.84%	.84%	.87%	.92%
Net investment income (loss)	.54%	.89%	.58%	.39%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 949,394	$ 1,054,528	$ 1,430,581	$ 1,971,764	$ 1,484,857
Portfolio turnover rate D	99%	76%	88%	113%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $.97 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.877 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). Energy Portfolio, Energy Service Portfolio and Natural Gas Portfolio are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Natural Resources Portfolio may also invest in certain precious metals.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Energy Portfolio	$ 1,599,927,756	$ 463,292,029	$ (34,923,515)	$ 428,368,514
Energy Service Portfolio	692,676,924	369,963,256	(10,272,226)	359,691,030
Natural Gas Portfolio	807,522,313	73,311,243	(20,207,799)	53,103,444
Natural Resources Portfolio	877,809,734	161,124,420	(55,148,309)	105,976,111

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Energy Portfolio	$ 3,174,559	$ 101,254,008	$ -	$ 428,372,009
Energy Service Portfolio	268,005	36,512,591	-	359,692,427
Natural Gas Portfolio	1,536,689	-	(344,792,492)	53,100,299
Natural Resources Portfolio	80,745	5,439,119	-	105,976,526

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration
	2018	2019	Total with expiration
Natural Gas Portfolio	$ (129,039,784)	$ (215,752,708)	$ (344,792,492)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2013 to February 28, 2014. Loss deferrals were as follows:

Capital losses
Energy Portfolio	$ (8,016,307)
Natural Gas Portfolio	(4,653,113)

The tax character of distributions paid was as follows:

February 28, 2014
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 58,207,320	$ 161,950,874	$ 220,158,194
Energy Service Portfolio	2,225,534	-	2,225,534
Natural Gas Portfolio	11,985,807	-	11,985,807
Natural Resources Portfolio	2,402,760	22,192,850	24,595,610
February 28, 2013
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 18,731,365	$ 14,385,264	$ 33,116,629
Natural Gas Portfolio	6,619,910	-	6,619,910
Natural Resources Portfolio	2,965,193	-	2,965,193

Annual Report

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	1,963,871,207	2,404,145,949
Energy Service Portfolio	376,976,641	713,552,837
Natural Gas Portfolio	931,470,985	876,656,823
Natural Resources Portfolio	971,491,164	1,204,290,673

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Funds. The investment adviser and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.25%	.55%
Energy Service Portfolio	.30%	.25%	.55%
Natural Gas Portfolio	.30%	.25%	.55%
Natural Resources Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.21%
Energy Service Portfolio	.20%
Natural Gas Portfolio	.23%
Natural Resources Portfolio	.23%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 57,745
Energy Service Portfolio	22,499
Natural Gas Portfolio	18,733
Natural Resources Portfolio	29,398

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$ 8,889,189.33%		$ 3,017
Energy Service Portfolio	Borrower	15,602,375.32%		3,284
Natural Gas Portfolio	Borrower	8,894,500.33%		164
Natural Resources Portfolio	Borrower	15,535,600.32%		1,380

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Energy Portfolio	$ 4,158
Energy Service Portfolio	2,320
Natural Gas Portfolio	1,307
Natural Resources Portfolio	2,056

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

Security lending activity was as follows:

Total Security Lending Income
Energy Portfolio	$ 782,690
Energy Service Portfolio	12,321
Natural Gas Portfolio	308,623
Natural Resources Portfolio	535,529

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	$ 10,008,333.64%		$ 1,074
Energy Service Portfolio	14,648,375.59%		1,920

Annual Report

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Energy Portfolio	$ 114,871	$ -
Energy Service Portfolio	54,780	2
Natural Gas Portfolio	57,739	30
Natural Resources Portfolio	66,997	-

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursement
Energy Portfolio	$ 14,629
Energy Service Portfolio	8,869
Natural Gas Portfolio	3,863
Natural Resources Portfolio	8,860

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 18% of the total outstanding shares of Natural Gas Portfolio. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of Natural Gas Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (funds of Fidelity Select Portfolios) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 14, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Energy Portfolio	04/07/14	04/04/14	$0.087	$2.746
Energy Service Portfolio	04/07/14	04/04/14	$0.022	$2.993
Natural Gas Portfolio	04/07/14	04/04/14	$0.034	$0.039
Natural Resources Portfolio	04/07/14	04/04/14	$0.004	$0.220

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Energy Portfolio	$ 263,336,755
Energy Service Portfolio	$ 38,309,089
Natural Resources Portfolio	$ 34,017,959

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Energy Portfolio
April 2013	99%
December 2013	38%
Energy Service Portfolio
December 2013	100%
Natural Gas Portfolio
April 2013	100%
December 20, 2013 (ex-date)	100%
December 30, 2013 (ex-date)	89%
Natural Resources Portfolio
December 2013	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

Energy Portfolio
April 2013	99%
December 2013	45%
Energy Service Portfolio
December 2013	100%
Natural Gas Portfolio
April 2013	100%
December 2013	100%
Natural Resources Portfolio
December 2013	100%

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between Energy Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	1,123,667,595.06	84.541
Against	66,131,212.87	4.975
Abstain	63,827,255.74	4.802
Broker Non-Vote	75,523,084.07	5.682
TOTAL	1,329,149,147.74	100.000
PROPOSAL 2
To approve a management contract between Energy Service Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	645,498,387.29	84.946
Against	33,409,158.57	4.397
Abstain	33,438,738.73	4.400
Broker Non-Vote	47,550,441.63	6.257
TOTAL	759,896,726.22	100.000
PROPOSAL 2
To approve a management contract between Natural Gas Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	299,519,308.49	78.743
Against	16,626,864.21	4.372
Abstain	21,125,424.08	5.553
Broker Non-Vote	43,106,986.49	11.332
TOTAL	380,378,583.27	100.000
PROPOSAL 2
To approve a management contract between Natural Resources Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	464,592,888.36	83.574
Against	24,605,583.11	4.427
Abstain	30,066,842.67	5.408
Broker Non-Vote	36,643,226.80	6.591
TOTAL	555,908,540.94	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELNR-UANNPRO-0414
1.910419.104

Fidelity®

Select Portfolios®

Utilities Sector

Utilities Portfolio

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)
Investment Changes	(Click Here)
Investments	(Click Here)
Financial Statements	(Click Here)
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio A	18.71%	17.75%	9.80%

A Prior to October 1, 2006, Utilities Portfolio operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain. Data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Douglas Simmons, Portfolio Manager of Utilities Portfolio: For the year, the fund returned 18.71%, significantly outperforming the 13.50% gain of its sector benchmark, the MSCI® U.S. IMI Utilities 25-50 Index, but underperforming the broadly based S&P 500®. Utilities stocks underperformed the broader equity market, largely because of soft power demand and power prices. Versus the MSCI index, the fund benefited from its stock picks in oil & gas storage & transport, its out-of-benchmark holdings in oil & gas exploration & production and security selection in multi-utilities. Underweighting electric utilities also helped. The top two contributors were out-of-benchmark holdings in companies offering growth opportunities in natural gas infrastructure: Cheniere Energy, which is constructing the first natural gas export terminals in the United States; and diversified energy company Energen, which owns both a natural gas distribution utility and natural gas-producing acreage. On the down side, we were hurt by security selection in water utilities, and by the fund's small cash position - held for liquidity purposes - which was a drag in an up market. The largest individual detractor versus the MSCI benchmark was untimely ownership of Dominion Resources, a company that owns both midstream assets - or those involved in shipping and storage - and a Virginia utility.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Actual	.81%	$ 1,000.00	$ 1,152.30	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	11.0	7.0
Dominion Resources, Inc.	10.4	0.0
Sempra Energy	9.2	7.9
OGE Energy Corp.	5.7	5.6
Verizon Communications, Inc.	5.1	0.0
Energy Transfer Equity LP	4.4	3.6
NiSource, Inc.	4.1	3.9
PG&E Corp.	4.1	4.1
ONEOK, Inc.	4.0	5.1
Edison International	4.0	4.4
	62.0
Top Industries (% of fund's net assets)
As of February 28, 2014
Multi-Utilities	32.3%
Electric Utilities	30.7%
Oil, Gas & Consumable Fuels	19.7%
Independent Power Producers & Energy Traders	9.1%
Diversified Telecommunication Services	5.1%
All Others*	3.1%

As of August 31, 2013
Electric Utilities	32.2%
Multi-Utilities	26.0%
Oil, Gas & Consumable Fuels	18.3%
Independent Power Producers & Energy Traders	14.9%
Gas Utilities	7.0%
All Others*	1.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.1%
Integrated Telecommunication Services - 5.1%
Verizon Communications, Inc.	747,900	$ 35,585,082
ELECTRIC UTILITIES - 30.7%
Electric Utilities - 30.7%
American Electric Power Co., Inc.	540,247	27,120,399
Duke Energy Corp.	126,300	8,952,144
Edison International	529,612	27,735,780
Exelon Corp.	448,600	13,641,926
FirstEnergy Corp.	109,300	3,364,254
ITC Holdings Corp.	158,049	16,215,827
NextEra Energy, Inc.	839,785	76,747,953
OGE Energy Corp.	1,096,485	39,473,460
		213,251,743
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 9.1%
Independent Power Producers & Energy Traders - 9.1%
Calpine Corp. (a)	1,076,237	20,502,315
NRG Energy, Inc.	836,102	24,305,485
The AES Corp.	1,376,802	18,793,347
		63,601,147
METALS & MINING - 0.4%
Diversified Metals & Mining - 0.4%
U.S. Silica Holdings, Inc. (d)	89,970	2,951,016
MULTI-UTILITIES - 32.3%
Multi-Utilities - 32.3%
Ameren Corp.	144,336	5,832,618
CenterPoint Energy, Inc.	750,707	17,754,221
Dominion Resources, Inc.	1,044,012	72,454,433
NiSource, Inc.	828,423	28,845,689
PG&E Corp.	650,137	28,645,036
Public Service Enterprise Group, Inc.	200,100	7,335,666
Sempra Energy	674,551	63,724,833
		224,592,496
OIL, GAS & CONSUMABLE FUELS - 19.7%
Oil & Gas Exploration & Production - 2.1%
Energen Corp.	184,441	14,836,434
Oil & Gas Storage & Transport - 17.6%
Atlas Energy LP	93,934	3,987,498
Cheniere Energy Partners LP Holdings LLC	788,650	15,575,838
Cheniere Energy, Inc. (a)	345,467	17,076,434
Enbridge, Inc. (d)	179,000	7,565,429

	Shares	Value
Energy Transfer Equity LP	700,416	$ 30,573,158
Inter Pipeline Ltd. (d)	212,400	5,744,947
Kinder Morgan Holding Co. LLC	125,500	3,997,175
ONEOK, Inc.	473,074	27,977,596
Plains GP Holdings LP Class A	355,690	9,959,320
		122,457,395
TOTAL OIL, GAS & CONSUMABLE FUELS		137,293,829
REAL ESTATE INVESTMENT TRUSTS - 2.0%
Specialized REITs - 2.0%
American Tower Corp.	166,264	13,545,528
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	70,242	1,600,815
TOTAL COMMON STOCKS (Cost $601,142,436)		692,421,656
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.10% (b)	3,008,488	3,008,488
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	14,215,095	14,215,095
TOTAL MONEY MARKET FUNDS (Cost $17,223,583)		17,223,583
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $618,366,019)		709,645,239
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(13,712,740)
NET ASSETS - 100%		$ 695,932,499
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,285
Fidelity Securities Lending Cash Central Fund	51,707
Total	$ 64,992
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $13,779,580) - See accompanying schedule: Unaffiliated issuers (cost $601,142,436)	$ 692,421,656
Fidelity Central Funds (cost $17,223,583)	17,223,583
Total Investments (cost $618,366,019)		$ 709,645,239
Receivable for investments sold		18,011,364
Receivable for fund shares sold		897,214
Dividends receivable		2,136,347
Distributions receivable from Fidelity Central Funds		4,535
Prepaid expenses		3,091
Other receivables		24,108
Total assets		730,721,898

Liabilities
Payable for investments purchased	$ 18,683,824
Payable for fund shares redeemed	1,434,251
Accrued management fee	308,705
Other affiliated payables	110,753
Other payables and accrued expenses	36,771
Collateral on securities loaned, at value	14,215,095
Total liabilities		34,789,399

Net Assets		$ 695,932,499
Net Assets consist of:
Paid in capital		$ 585,598,120
Undistributed net investment income		3,436,635
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,619,267
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		91,278,477
Net Assets, for 9,852,351 shares outstanding		$ 695,932,499
Net Asset Value, offering price and redemption price per share ($695,932,499 ÷ 9,852,351 shares)		$ 70.64

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 18,218,193
Income from Fidelity Central Funds		64,992
Total income		18,283,185

Expenses
Management fee	$ 3,278,511
Transfer agent fees	1,234,994
Accounting and security lending fees	221,098
Custodian fees and expenses	14,276
Independent trustees' compensation	10,911
Registration fees	47,864
Audit	39,875
Legal	9,642
Interest	3,323
Miscellaneous	7,751
Total expenses before reductions	4,868,245
Expense reductions	(106,511)	4,761,734
Net investment income (loss)		13,521,451
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,739,604
Foreign currency transactions	(23,258)
Total net realized gain (loss)		23,716,346
Change in net unrealized appreciation (depreciation) on: Investment securities	56,163,613
Assets and liabilities in foreign currencies	678
Total change in net unrealized appreciation (depreciation)		56,164,291
Net gain (loss)		79,880,637
Net increase (decrease) in net assets resulting from operations		$ 93,402,088

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,521,451	$ 13,750,466
Net realized gain (loss)	23,716,346	53,493,632
Change in net unrealized appreciation (depreciation)	56,164,291	18,561,695
Net increase (decrease) in net assets resulting from operations	93,402,088	85,805,793
Distributions to shareholders from net investment income	(8,245,345)	(5,973,646)
Distributions to shareholders from net realized gain	(4,809,786)	-
Total distributions	(13,055,131)	(5,973,646)
Share transactions Proceeds from sales of shares	522,009,446	222,822,612
Reinvestment of distributions	12,368,212	5,732,879
Cost of shares redeemed	(451,211,733)	(294,987,858)
Net increase (decrease) in net assets resulting from share transactions	83,165,925	(66,432,367)
Redemption fees	37,400	13,113
Total increase (decrease) in net assets	163,550,282	13,412,893

Net Assets
Beginning of period	532,382,217	518,969,324
End of period (including undistributed net investment income of $3,436,635 and distributions in excess of net investment income of $481, respectively)	$ 695,932,499	$ 532,382,217
Other Information Shares
Sold	7,881,437	3,964,937
Issued in reinvestment of distributions	188,339	103,651
Redeemed	(6,938,672)	(5,221,879)
Net increase (decrease)	1,131,104	(1,153,291)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 61.04	$ 52.56	$ 50.28	$ 42.24	$ 34.94
Income from Investment Operations
Net investment income (loss) B	1.49	1.41	1.43	1.14	1.21
Net realized and unrealized gain (loss)	9.80	7.70	1.99	8.09	7.34
Total from investment operations	11.29	9.11	3.42	9.23	8.55
Distributions from net investment income	(1.07)	(.63)	(1.14)	(1.19)	(1.25)
Distributions from net realized gain	(.62)	-	-	-	-
Total distributions	(1.69)	(.63)	(1.14)	(1.19)	(1.25)
Redemption Fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 70.64	$ 61.04	$ 52.56	$ 50.28	$ 42.24
Total Return A	18.71%	17.46%	6.85%	22.07%	24.50%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.83%	.86%	.90%	.95%
Expenses net of fee waivers, if any	.82%	.83%	.86%	.90%	.95%
Expenses net of all reductions	.80%	.79%	.84%	.87%	.93%
Net investment income (loss)	2.28%	2.49%	2.78%	2.46%	2.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 695,932	$ 532,382	$ 518,969	$ 454,097	$ 335,992
Portfolio turnover rate D	160%	158%	202%	238%	226%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 92,271,309
Gross unrealized depreciation	(1,502,753)
Net unrealized appreciation (depreciation) on securities and other investments	$ 90,768,556

Tax Cost	$ 618,876,683

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,065,888
Undistributed long-term capital gain	$ 12,501,234
Net unrealized appreciation (depreciation)	$ 90,767,813

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 8,245,345	$ 5,973,646
Long-term Capital Gains	4,809,786	-
Total	$ 13,055,131	$ 5,973,646

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,022,132,909 and $933,997,066, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $23,647 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,068,049.32%		$ 3,267

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,154 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $51,707. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $1,697,000. The weighted average interest rate was .59%. The interest expense amounted to $56 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $101,789 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,722.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Utilities Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Utilities Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 11, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Select Utilities Portfolio voted to pay on April 7, 2014 to shareholders of record at the opening of business on April 4, 2014 a distribution of $1.573 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.336 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $17,311,020, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Utilities Portfolio's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	273,123,586.14	83.598
Against	13,186,360.53	4.037
Abstain	21,130,505.12	6.467
Broker Non-Vote	19,270,277.16	5.898
TOTAL	326,710,728.95	100.000
A Denotes trust-wide proposal and voting results.

Semiannual Report

Fidelity®

Select Portfolios®

Consumer Discretionary Sector

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Automotive Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Construction and Housing Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Consumer Discretionary Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Leisure Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Multimedia Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Retailing Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Automotive Portfolio	.82%
Actual		$ 1,000.00	$ 1,132.70	$ 4.34
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Construction and Housing Portfolio	.81%
Actual		$ 1,000.00	$ 1,178.10	$ 4.37
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Consumer Discretionary Portfolio	.81%
Actual		$ 1,000.00	$ 1,162.00	$ 4.34
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Leisure Portfolio	.81%
Actual		$ 1,000.00	$ 1,190.10	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Multimedia Portfolio	.80%
Actual		$ 1,000.00	$ 1,199.70	$ 4.36
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Retailing Portfolio	.82%
Actual		$ 1,000.00	$ 1,179.30	$ 4.43
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	42.33%	44.68%	7.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Annie Rosen, Portfolio Manager of Automotive Portfolio: For the year, the fund gained 42.33%, modestly behind the 42.78% result of its industry benchmark, the S&P® Custom Automobiles & Components Index, and easily outpacing the S&P 500®. Domestic car sales saw healthy sales volumes driven by a number of factors including demand from buyers who had delayed purchases in recent years and had been driving older cars. Additionally, strong gains in the broad market lifted consumer confidence, while greater access to credit and attractive lender rates boosted affordability. From a global perspective, Europe began showing signs of stability and China, the largest automotive market in world, produced stronger-than-expected new-car sales growth this year. Versus the industry benchmark, the fund missed out by not owning enough of Tesla Motors, which was by far its biggest individual detractor for the year. I added the stock to fund during the past year and upped our stake to an overweighting by period end, but it wasn't enough to offset the negative impact of being underweighted for most of the year. Shares of Tesla took off as the automaker commercialized its first electric luxury vehicle, the Model S, to rave reviews, and the company moved into profitability much earlier than investors anticipated. The fund's modest cash position, on average, also hurt. Lighter-than-benchmark allocations to Toyota and Ford were the fund's first- and second-biggest individual contributors to results, respectively. Despite Toyota's initial yen-related strength in April and May, the stock underperformed for the full year. Shares of Ford were hurt by the firm's late-2013 announcement that its 2014 pre-tax income would decrease compared with results for the prior year in the face of its many new models, particularly the aluminum-bodied F-150 pickup truck.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Automotive Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. sponsored ADR	11.2	13.2
Honda Motor Co. Ltd. sponsored ADR	10.6	11.7
Delphi Automotive PLC	6.6	6.4
Ford Motor Co.	6.4	6.5
General Motors Co.	6.3	8.6
Tesla Motors, Inc.	6.2	3.4
Visteon Corp.	4.9	1.9
BorgWarner, Inc.	4.8	4.7
Harley-Davidson, Inc.	4.6	4.9
Johnson Controls, Inc.	4.2	4.9
	65.8
Top Industries (% of fund's net assets)
As of February 28, 2014
Automobiles	52.6%
Auto Components	39.6%
Leisure Equipment & Products	2.0%
Distributors	1.9%
Commercial Services & Supplies	1.0%
All Others*	2.9%

As of August 31, 2013
Automobiles	51.7%
Auto Components	45.9%
All Others*	2.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Automotive Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
AUTO COMPONENTS - 39.6%
Auto Parts & Equipment - 34.4%
Autoliv, Inc.	21,555	$ 2,076,609
BorgWarner, Inc.	167,300	10,280,585
Dana Holding Corp.	162,200	3,516,496
Delphi Automotive PLC	214,078	14,251,172
Gentex Corp.	68,300	2,142,571
Johnson Controls, Inc.	181,970	8,989,318
Magna International, Inc. Class A (sub. vtg.)	56,884	5,063,719
Tenneco, Inc. (a)	134,546	8,105,051
TRW Automotive Holdings Corp. (a)	106,200	8,742,384
Visteon Corp. (a)	126,800	10,578,924
		73,746,829
Tires & Rubber - 5.2%
Cooper Tire & Rubber Co.	45,200	1,126,836
Pirelli & C. S.p.A.	124,700	2,168,755
The Goodyear Tire & Rubber Co.	290,126	7,795,686
		11,091,277
TOTAL AUTO COMPONENTS		84,838,106
AUTOMOBILES - 49.6%
Automobile Manufacturers - 45.0%
Ford Motor Co.	885,861	13,633,401
General Motors Co.	372,944	13,500,573
Honda Motor Co. Ltd. sponsored ADR (e)	630,705	22,736,915
Hyundai Motor Co.	30,770	7,068,856
Tata Motors Ltd. sponsored ADR	61,200	2,134,656
Tesla Motors, Inc. (a)(e)	53,900	13,195,259
Toyota Motor Corp. sponsored ADR (e)	208,697	24,062,764
		96,332,424
Motorcycle Manufacturers - 4.6%
Harley-Davidson, Inc.	148,800	9,829,728
TOTAL AUTOMOBILES		106,162,152
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Diversified Support Services - 1.0%
KAR Auction Services, Inc.	69,400	2,162,504
DISTRIBUTORS - 1.9%
Distributors - 1.9%
LKQ Corp. (a)	147,400	4,110,986
ELECTRONIC EQUIPMENT & COMPONENTS - 0.5%
Electronic Equipment & Instruments - 0.5%
Research Frontiers, Inc. (a)(e)	166,870	1,002,889

	Shares	Value
LEISURE EQUIPMENT & PRODUCTS - 2.0%
Leisure Products - 2.0%
Brunswick Corp.	95,900	$ 4,295,361
TOTAL COMMON STOCKS (Cost $130,832,823)		202,571,998
Nonconvertible Preferred Stocks - 3.0%

AUTOMOBILES - 3.0%
Automobile Manufacturers - 3.0%
Volkswagen AG (Cost $5,151,891)	24,900	6,495,830
Nonconvertible Bonds - 0.0%
Principal Amount
AUTOMOBILES - 0.0%
Automobile Manufacturers - 0.0%
General Motors Corp. 6.75% 5/1/28 (d) (Cost $284,356)	$ 31,005,000	3
Money Market Funds - 16.0%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	1,058,065	1,058,065
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	33,275,100	33,275,100
TOTAL MONEY MARKET FUNDS (Cost $34,333,165)		34,333,165
TOTAL INVESTMENT PORTFOLIO - 113.6% (Cost $170,602,235)		243,400,996
NET OTHER ASSETS (LIABILITIES) - (13.6)%		(29,173,619)
NET ASSETS - 100%		$ 214,227,377
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,807
Fidelity Securities Lending Cash Central Fund	200,757
Total	$ 206,564
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 202,571,998	$ 202,571,998	$ -	$ -
Nonconvertible Preferred Stocks	6,495,830	6,495,830	-	-
Nonconvertible Bonds	3	-	-	3
Money Market Funds	34,333,165	34,333,165	-	-
Total Investments in Securities:	$ 243,400,996	$ 243,400,993	$ -	$ 3
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	60.9%
Japan	21.8%
Bailiwick of Jersey	6.6%
Korea (South)	3.3%
Germany	3.0%
Canada	2.4%
Italy	1.0%
India	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $32,012,544) - See accompanying schedule: Unaffiliated issuers (cost $136,269,070)	$ 209,067,831
Fidelity Central Funds (cost $34,333,165)	34,333,165
Total Investments (cost $170,602,235)		$ 243,400,996
Receivable for investments sold		6,341,284
Receivable for fund shares sold		122,788
Dividends receivable		387,115
Distributions receivable from Fidelity Central Funds		10,415
Prepaid expenses		1,406
Other receivables		9,077
Total assets		250,273,081

Liabilities
Payable for fund shares redeemed	$ 2,586,744
Accrued management fee	101,584
Other affiliated payables	48,046
Other payables and accrued expenses	34,230
Collateral on securities loaned, at value	33,275,100
Total liabilities		36,045,704

Net Assets		$ 214,227,377
Net Assets consist of:
Paid in capital		$ 125,796,835
Undistributed net investment income		140,380
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,492,171
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,797,991
Net Assets, for 3,761,716 shares outstanding		$ 214,227,377
Net Asset Value, offering price and redemption price per share ($214,227,377 ÷ 3,761,716 shares)		$ 56.95

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 2,973,124
Interest		6
Income from Fidelity Central Funds (including $200,757 from security lending)		206,564
Total income		3,179,694

Expenses
Management fee	$ 1,393,555
Transfer agent fees	488,125
Accounting and security lending fees	105,854
Custodian fees and expenses	21,096
Independent trustees' compensation	5,453
Registration fees	52,264
Audit	39,142
Legal	3,718
Interest	824
Miscellaneous	2,541
Total expenses before reductions	2,112,572
Expense reductions	(15,310)	2,097,262
Net investment income (loss)		1,082,432
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,507,669
Foreign currency transactions	2,506
Total net realized gain (loss)		31,510,175
Change in net unrealized appreciation (depreciation) on: Investment securities	39,575,334
Assets and liabilities in foreign currencies	78
Total change in net unrealized appreciation (depreciation)		39,575,412
Net gain (loss)		71,085,587
Net increase (decrease) in net assets resulting from operations		$ 72,168,019

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,082,432	$ 795,311
Net realized gain (loss)	31,510,175	265,086
Change in net unrealized appreciation (depreciation)	39,575,412	1,978,742
Net increase (decrease) in net assets resulting from operations	72,168,019	3,039,139
Distributions to shareholders from net investment income	(885,596)	(740,892)
Distributions to shareholders from net realized gain	(4,386,096)	(99,972)
Total distributions	(5,271,692)	(840,864)
Share transactions Proceeds from sales of shares	346,807,270	113,289,906
Reinvestment of distributions	4,915,856	802,629
Cost of shares redeemed	(347,373,661)	(143,364,154)
Net increase (decrease) in net assets resulting from share transactions	4,349,465	(29,271,619)
Redemption fees	22,954	16,206
Total increase (decrease) in net assets	71,268,746	(27,057,138)

Net Assets
Beginning of period	142,958,631	170,015,769
End of period (including undistributed net investment income of $140,380 and accumulated net investment loss of $89, respectively)	$ 214,227,377	$ 142,958,631
Other Information Shares
Sold	6,778,630	2,953,140
Issued in reinvestment of distributions	89,039	21,299
Redeemed	(6,622,397)	(3,926,750)
Net increase (decrease)	245,272	(952,311)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 40.65	$ 38.05	$ 46.87	$ 31.63	$ 10.07
Income from Investment Operations
Net investment income (loss) B	.22	.24	.03	(.08)	(.06)
Net realized and unrealized gain (loss)	16.96	2.65	(6.45)	15.94	21.67
Total from investment operations	17.18	2.89	(6.42)	15.86	21.61
Distributions from net investment income	(.15)	(.26)	(.02)	-	(.07)
Distributions from net realized gain	(.73)	(.02)	(2.41)	(.63)	-
Total distributions	(.88)	(.29) I	(2.42) H	(.63)	(.07)
Redemption fees added to paid in capital B	- G	- G	.02	.01	.02
Net asset value, end of period	$ 56.95	$ 40.65	$ 38.05	$ 46.87	$ 31.63
Total Return A	42.33%	7.64%	(13.06)%	50.90%	215.39%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.91%	.90%	.91%	.99%
Expenses net of fee waivers, if any	.84%	.91%	.90%	.91%	.99%
Expenses net of all reductions	.83%	.89%	.90%	.91%	.97%
Net investment income (loss)	.43%	.66%	.08%	(.19)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 214,227	$ 142,959	$ 170,016	$ 373,632	$ 146,023
Portfolio turnover rate D	148%	72%	49%	91%	156%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $2.42 per share is comprised of distributions from net investment income of $0.015 and distributions from net realized gain of $2.408 per share.

I Total distributions of $.29 per share is comprised of distributions from net investment income of $0.261 and distributions from net realized gain of $0.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	19.84%	29.16%	9.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Holger Boerner, Portfolio Manager of Construction and Housing Portfolio: For the year, the fund returned 19.84% versus 20.34% for its industry benchmark, the MSCI® U.S. IMI Construction & Housing 25-50 Index, and 25.37% for the broad-based S&P 500®. Within the MSCI industry benchmark, the residential real estate investment trusts (REITs) and homebuilding segments were pressured by rising interest rates, while building products suppliers and home improvement retail [retailers] benefited as spending on remodeling rose. An underweighting in residential REITs aided performance versus the industry benchmark, as did stock picks in construction & engineering. Top individual contributors included an out-of-index stake in Generac Holdings that rallied when sales of its standby generators surpassed expectations. Not owning student housing REIT and index component American Campus Community also helped, as near-term challenges pressured earnings and the stock. By contrast, security selection in the building products and home improvement retail groups detracted. Individual disappointments included homebuilder PulteGroup and thrift & mortgage finance company Walker & Dunlop. The fund had an overweighting in PulteGroup when it lagged, but no exposure when it outperformed. Walker & Dunlop's shares fell due to reduced lending volume from government-sponsored entities. American Campus, PulteGroup and Walker & Dunlop were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Construction and Housing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	23.9	24.6
Lowe's Companies, Inc.	10.0	12.2
Lennar Corp. Class A	3.8	2.4
Vulcan Materials Co.	3.7	2.9
Masco Corp.	3.6	2.9
Jacobs Engineering Group, Inc.	3.6	2.6
Essex Property Trust, Inc.	3.3	2.8
Quanta Services, Inc.	3.2	2.8
Mid-America Apartment Communities, Inc.	3.2	1.7
Fortune Brands Home & Security, Inc.	3.1	2.6
	61.4
Top Industries (% of fund's net assets)
As of February 28, 2014
Specialty Retail	34.6%
Real Estate Investment Trusts	15.7%
Construction & Engineering	15.7%
Household Durables	13.2%
Building Products	8.9%
All Others*	11.9%

As of August 31, 2013
Specialty Retail	37.5%
Real Estate Investment Trusts	14.5%
Construction & Engineering	13.6%
Household Durables	13.5%
Building Products	8.1%
All Others*	12.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Construction and Housing Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
BUILDING PRODUCTS - 8.9%
Building Products - 8.9%
A.O. Smith Corp.	92,600	$ 4,602,220
Armstrong World Industries, Inc. (a)	70,500	3,869,745
Fortune Brands Home & Security, Inc.	244,700	11,437,278
Masco Corp.	585,000	13,659,750
		33,568,993
CONSTRUCTION & ENGINEERING - 15.7%
Construction & Engineering - 15.7%
AECOM Technology Corp. (a)	238,600	7,620,884
EMCOR Group, Inc.	210,300	9,837,834
Fluor Corp.	27,149	2,109,206
Jacobs Engineering Group, Inc. (a)	224,450	13,612,893
MasTec, Inc. (a)	222,100	9,092,774
Quanta Services, Inc. (a)	344,600	12,133,366
Tutor Perini Corp. (a)	189,736	4,676,992
		59,083,949
CONSTRUCTION MATERIALS - 6.4%
Construction Materials - 6.4%
Eagle Materials, Inc.	115,700	10,227,880
Vulcan Materials Co.	205,165	13,936,858
		24,164,738
ELECTRICAL EQUIPMENT - 1.8%
Electrical Components & Equipment - 1.8%
Generac Holdings, Inc.	121,026	6,894,851
HOUSEHOLD DURABLES - 12.2%
Homebuilding - 12.2%
KB Home (d)	404,200	8,245,680
Lennar Corp. Class A (d)	326,428	14,323,661
Ryland Group, Inc.	177,570	8,272,986
Taylor Morrison Home Corp.	156,018	3,919,172
Taylor Wimpey PLC	1,361,100	2,849,038
Toll Brothers, Inc. (a)	210,614	8,216,052
		45,826,589
PAPER & FOREST PRODUCTS - 1.2%
Forest Products - 1.2%
Boise Cascade Co.	148,500	4,394,115
REAL ESTATE INVESTMENT TRUSTS - 15.7%
Residential REITs - 15.0%
American Homes 4 Rent Class A	42,900	702,702
Apartment Investment & Management Co. Class A	236,071	7,056,162
AvalonBay Communities, Inc.	50,659	6,533,491
Equity Residential (SBI)	128,792	7,530,468
Essex Property Trust, Inc.	75,200	12,577,200

	Shares	Value
Mid-America Apartment Communities, Inc.	178,165	$ 12,051,081
UDR, Inc.	387,400	9,998,794
		56,449,898
Specialized REITs - 0.7%
Weyerhaeuser Co.	91,500	2,700,165
TOTAL REAL ESTATE INVESTMENT TRUSTS		59,150,063
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.0%
Real Estate Operating Companies - 2.0%
Forest City Enterprises, Inc. Class A (a)	384,600	7,492,008
SPECIALTY RETAIL - 34.6%
Computer & Electronics Retail - 0.7%
Best Buy Co., Inc.	105,300	2,804,139
Home Improvement Retail - 33.9%
Home Depot, Inc.	1,094,661	89,795,042
Lowe's Companies, Inc.	755,534	37,799,366
		127,594,408
TOTAL SPECIALTY RETAIL		130,398,547
TOTAL COMMON STOCKS (Cost $256,343,521)		370,973,853
Convertible Preferred Stocks - 1.0%

HOUSEHOLD DURABLES - 1.0%
Homebuilding - 1.0%
Blu Homes, Inc. Series A, 5.00% (e) (Cost $4,000,001)	865,801	4,000,001
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.10% (b)	298,416	298,416
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	8,412,675	8,412,675
TOTAL MONEY MARKET FUNDS (Cost $8,711,091)		8,711,091
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $269,054,613)		383,684,945
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(6,934,706)
NET ASSETS - 100%		$ 376,750,239
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,000,001 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Blu Homes, Inc. Series A, 5.00%	6/10/13	$ 4,000,001
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,640
Fidelity Securities Lending Cash Central Fund	72,804
Total	$ 76,444
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 370,973,853	$ 370,973,853	$ -	$ -
Convertible Preferred Stocks	4,000,001	-	-	4,000,001
Money Market Funds	8,711,091	8,711,091	-	-
Total Investments in Securities:	$ 383,684,945	$ 379,684,944	$ -	$ 4,000,001
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	4,000,001
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 4,000,001
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2014	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $8,076,476) - See accompanying schedule: Unaffiliated issuers (cost $260,343,522)	$ 374,973,854
Fidelity Central Funds (cost $8,711,091)	8,711,091
Total Investments (cost $269,054,613)		$ 383,684,945
Cash		79,010
Receivable for investments sold		4,997,489
Receivable for fund shares sold		1,104,502
Dividends receivable		67,555
Distributions receivable from Fidelity Central Funds		1,153
Prepaid expenses		3,936
Other receivables		9,281
Total assets		389,947,871

Liabilities
Payable for investments purchased	$ 2,938,925
Payable for fund shares redeemed	1,569,574
Accrued management fee	167,503
Other affiliated payables	75,091
Other payables and accrued expenses	33,864
Collateral on securities loaned, at value	8,412,675
Total liabilities		13,197,632

Net Assets		$ 376,750,239
Net Assets consist of:
Paid in capital		$ 247,627,108
Undistributed net investment income		293,999
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,198,588
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		114,630,544
Net Assets, for 6,554,582 shares outstanding		$ 376,750,239
Net Asset Value, offering price and redemption price per share ($376,750,239 ÷ 6,554,582 shares)		$ 57.48

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 7,411,028
Income from Fidelity Central Funds (including $72,804 from security lending)		76,444
Total income		7,487,472

Expenses
Management fee	$ 3,226,030
Transfer agent fees	1,163,015
Accounting and security lending fees	221,193
Custodian fees and expenses	28,272
Independent trustees' compensation	10,253
Registration fees	56,687
Audit	39,298
Legal	11,405
Interest	4,356
Miscellaneous	6,754
Total expenses before reductions	4,767,263
Expense reductions	(35,734)	4,731,529
Net investment income (loss)		2,755,943
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	67,752,913
Foreign currency transactions	4,418
Total net realized gain (loss)		67,757,331
Change in net unrealized appreciation (depreciation) on: Investment securities	21,804,512
Assets and liabilities in foreign currencies	(972)
Total change in net unrealized appreciation (depreciation)		21,803,540
Net gain (loss)		89,560,871
Net increase (decrease) in net assets resulting from operations		$ 92,316,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,755,943	$ 1,422,445
Net realized gain (loss)	67,757,331	13,168,598
Change in net unrealized appreciation (depreciation)	21,803,540	77,122,286
Net increase (decrease) in net assets resulting from operations	92,316,814	91,713,329
Distributions to shareholders from net investment income	(2,143,451)	(1,172,487)
Distributions to shareholders from net realized gain	(30,955,679)	(4,637,838)
Total distributions	(33,099,130)	(5,810,325)
Share transactions Proceeds from sales of shares	257,018,640	698,619,193
Reinvestment of distributions	31,832,059	5,599,926
Cost of shares redeemed	(752,370,411)	(180,705,745)
Net increase (decrease) in net assets resulting from share transactions	(463,519,712)	523,513,374
Redemption fees	45,240	76,720
Total increase (decrease) in net assets	(404,256,788)	609,493,098

Net Assets
Beginning of period	781,007,027	171,513,929
End of period (including undistributed net investment income of $293,999 and undistributed net investment income of $139,301, respectively)	$ 376,750,239	$ 781,007,027
Other Information Shares
Sold	4,703,955	14,575,583
Issued in reinvestment of distributions	601,082	115,773
Redeemed	(13,768,181)	(3,960,211)
Net increase (decrease)	(8,463,144)	10,731,145

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 52.01	$ 40.01	$ 37.43	$ 29.89	$ 18.01
Income from Investment Operations
Net investment income (loss) B	.26	.19	.21	.18	.22
Net realized and unrealized gain (loss)	9.65	12.47	2.62	7.63	11.91
Total from investment operations	9.91	12.66	2.83	7.81	12.13
Distributions from net investment income	(.30)	(.14)	(.25)	(.28)	(.25)
Distributions from net realized gain	(4.14)	(.53)	-	-	-
Total distributions	(4.44)	(.67)	(.25)	(.28)	(.25)
Redemption fees added to paid in capital B	- G	.01	- G	.01	- G
Net asset value, end of period	$ 57.48	$ 52.01	$ 40.01	$ 37.43	$ 29.89
Total Return A	19.84%	31.79%	7.65%	26.24%	67.46%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.86%	.96%	.98%	1.01%
Expenses net of fee waivers, if any	.81%	.86%	.96%	.98%	1.01%
Expenses net of all reductions	.81%	.86%	.96%	.98%	1.01%
Net investment income (loss)	.47%	.42%	.59%	.55%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 376,750	$ 781,007	$ 171,514	$ 112,200	$ 99,562
Portfolio turnover rate D	53%	47%	81%	101%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio A	32.17%	29.06%	8.50%

A Prior to October 1, 2006, Consumer Discretionary Portfolio was named Consumer Industries Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Gordon Scott, Portfolio Manager of Consumer Discretionary Portfolio: For the year, the fund rose 32.17%, trailing the 35.34% gain of the MSCI® U.S. IMI Consumer Discretionary 25-50 Index but nicely outpacing the broad-based S&P 500®. The global macroeconomic backdrop remained supportive of consumer discretionary earnings and stock performance. Improving economic fundamentals in the U.S., a recovery in housing- and automobile-related industries, and economic stabilization in the eurozone all helped to temper a weak holiday sales season and support the sector's ongoing outperformance. Positioning in the cable & satellite group hurt the most versus the sector index, especially Comcast, which I sold in November once it reached my price target. In apparel retail, teen fashion retailer American Eagle Outfitters faced headwinds ranging from declining mall traffic to a major earnings miss in August. I exited the position in October following a review of the company's competitive characteristics, which no longer met my criteria for durable returns on capital. On the plus side, the fund benefited from its large average underweighting in fast-food chain McDonald's, as the stock lagged the index because investors favored growth-oriented names. By the end of 2013, the stock dropped to under $100 per share - which appealed to me in both absolute and relative terms - so I was comfortable building an overweighted stake at an attractive entry point. Elsewhere, my research led me to avoid auto manufacturers, including index name Ford Motor, and instead invest in distributors, suppliers and parts retailers, such as LKQ and AutoZone - decisions that contributed to relative performance. Note that I sold LKQ near period end once its price exceeded my target.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Discretionary Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	6.4	4.6
McDonald's Corp.	4.4	0.0
Dollar General Corp.	4.3	3.0
Twenty-First Century Fox, Inc. Class A	4.3	4.9
Yum! Brands, Inc.	3.7	3.1
DIRECTV	3.5	0.0
Dollar Tree, Inc.	3.3	2.5
Time Warner, Inc.	3.2	3.6
Lowe's Companies, Inc.	3.1	3.7
Ross Stores, Inc.	2.9	1.7
	39.1
Top Industries (% of fund's net assets)
As of February 28, 2014
Media	25.2%
Specialty Retail	20.7%
Hotels, Restaurants & Leisure	16.8%
Textiles, Apparel & Luxury Goods	11.2%
Multiline Retail	10.0%
All Others*	16.1%

As of August 31, 2013
Specialty Retail	31.6%
Media	23.4%
Textiles, Apparel & Luxury Goods	12.3%
Hotels, Restaurants & Leisure	11.0%
Internet & Catalog Retail	5.5%
All Others*	16.2%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Consumer Discretionary Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
AUTO COMPONENTS - 4.0%
Auto Parts & Equipment - 4.0%
Delphi Automotive PLC	171,606	$ 11,423,811
Johnson Controls, Inc.	221,231	10,928,811
		22,352,622
COMMERCIAL SERVICES & SUPPLIES - 2.1%
Diversified Support Services - 2.1%
KAR Auction Services, Inc.	376,776	11,740,340
HOTELS, RESTAURANTS & LEISURE - 16.8%
Hotels, Resorts & Cruise Lines - 3.4%
Marriott International, Inc. Class A	103,450	5,610,094
Wyndham Worldwide Corp.	184,104	13,417,500
		19,027,594
Restaurants - 13.4%
Bloomin' Brands, Inc. (a)	135,743	3,412,579
Burger King Worldwide, Inc. (d)	438,363	11,651,689
McDonald's Corp.	258,923	24,636,523
Starbucks Corp.	63,834	4,529,661
Texas Roadhouse, Inc. Class A	383,785	10,151,113
Yum! Brands, Inc.	274,393	20,327,033
		74,708,598
TOTAL HOTELS, RESTAURANTS & LEISURE		93,736,192
HOUSEHOLD DURABLES - 4.7%
Homebuilding - 2.8%
NVR, Inc. (a)	13,066	15,574,672
Housewares & Specialties - 1.9%
Jarden Corp. (a)	172,161	10,582,737
TOTAL HOUSEHOLD DURABLES		26,157,409
INTERNET & CATALOG RETAIL - 4.6%
Internet Retail - 4.6%
Liberty Interactive Corp. Series A (a)	384,947	11,240,452
priceline.com, Inc. (a)	10,518	14,187,099
		25,427,551
INTERNET SOFTWARE & SERVICES - 0.6%
Internet Software & Services - 0.6%
eBay, Inc. (a)	61,000	3,584,970
MEDIA - 25.2%
Broadcasting - 0.6%
Liberty Media Corp. Class A (a)	24,400	3,346,704
Cable & Satellite - 6.9%
DIRECTV (a)	250,086	19,406,674

	Shares	Value
DISH Network Corp. Class A (a)	88,058	$ 5,181,333
Liberty Global PLC Class A (a)	164,444	14,232,628
		38,820,635
Movies & Entertainment - 17.7%
The Madison Square Garden Co. Class A (a)	148,647	8,474,365
The Walt Disney Co.	444,747	35,940,004
Time Warner, Inc.	265,405	17,816,638
Twenty-First Century Fox, Inc. Class A	709,489	23,796,261
Viacom, Inc. Class B (non-vtg.)	143,100	12,554,163
		98,581,431
TOTAL MEDIA		140,748,770
MULTILINE RETAIL - 10.0%
General Merchandise Stores - 10.0%
Dollar General Corp. (a)	397,541	23,812,706
Dollar Tree, Inc. (a)	337,731	18,497,527
Target Corp.	219,311	13,715,710
		56,025,943
SPECIALTY RETAIL - 20.7%
Apparel Retail - 9.1%
Abercrombie & Fitch Co. Class A (d)	81,708	3,238,088
Foot Locker, Inc.	372,596	15,540,979
Ross Stores, Inc.	225,934	16,447,995
TJX Companies, Inc.	251,695	15,469,175
		50,696,237
Automotive Retail - 1.0%
AutoZone, Inc. (a)	3,293	1,773,083
O'Reilly Automotive, Inc. (a)	24,335	3,670,935
		5,444,018
Home Improvement Retail - 3.1%
Lowe's Companies, Inc.	349,647	17,492,839
Homefurnishing Retail - 1.8%
Williams-Sonoma, Inc.	167,573	9,759,452
Specialty Stores - 5.7%
Cabela's, Inc. Class A (a)	160,833	10,666,445
Dick's Sporting Goods, Inc.	134,757	7,232,408
PetSmart, Inc.	148,572	9,963,238
Sally Beauty Holdings, Inc. (a)	140,904	4,043,945
		31,906,036
TOTAL SPECIALTY RETAIL		115,298,582
TEXTILES, APPAREL & LUXURY GOODS - 11.2%
Apparel, Accessories & Luxury Goods - 8.6%
Fossil Group, Inc. (a)	58,334	6,703,160
PVH Corp.	90,652	11,461,132
Ralph Lauren Corp.	65,130	10,491,140
Swatch Group AG (Bearer) (Reg.)	77,761	9,142,112
VF Corp.	172,738	10,120,719
		47,918,263
Common Stocks - continued
	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - CONTINUED
Footwear - 2.6%
NIKE, Inc. Class B	87,775	$ 6,872,783
Wolverine World Wide, Inc.	282,610	7,449,600
		14,322,383
TOTAL TEXTILES, APPAREL & LUXURY GOODS		62,240,646
TOTAL COMMON STOCKS (Cost $446,343,124)		557,313,025
Money Market Funds - 0.8%

Fidelity Cash Central Fund, 0.10% (b)	218,162	218,162
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	4,329,375	4,329,375
TOTAL MONEY MARKET FUNDS (Cost $4,547,537)		4,547,537
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $450,890,661)		561,860,562
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(3,992,255)
NET ASSETS - 100%		$ 557,868,307
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,650
Fidelity Securities Lending Cash Central Fund	36,881
Total	$ 45,531
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $4,244,190) - See accompanying schedule: Unaffiliated issuers (cost $446,343,124)	$ 557,313,025
Fidelity Central Funds (cost $4,547,537)	4,547,537
Total Investments (cost $450,890,661)		$ 561,860,562
Receivable for investments sold		1,733,683
Receivable for fund shares sold		579,344
Dividends receivable		584,631
Distributions receivable from Fidelity Central Funds		736
Prepaid expenses		2,800
Other receivables		19,331
Total assets		564,781,087

Liabilities
Payable for investments purchased	$ 1,050,055
Payable for fund shares redeemed	1,119,964
Accrued management fee	251,369
Other affiliated payables	111,372
Other payables and accrued expenses	50,645
Collateral on securities loaned, at value	4,329,375
Total liabilities		6,912,780

Net Assets		$ 557,868,307
Net Assets consist of:
Paid in capital		$ 412,633,849
Undistributed net investment income		210,307
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,054,250
Net unrealized appreciation (depreciation) on investments		110,969,901
Net Assets, for 16,750,346 shares outstanding		$ 557,868,307
Net Asset Value, offering price and redemption price per share ($557,868,307 ÷ 16,750,346 shares)		$ 33.30

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 4,919,474
Income from Fidelity Central Funds (including $36,881 from security lending)		45,531
Total income		4,965,005

Expenses
Management fee	$ 2,877,818
Transfer agent fees	1,062,066
Accounting and security lending fees	198,901
Custodian fees and expenses	23,292
Independent trustees' compensation	10,148
Registration fees	52,120
Audit	43,496
Legal	7,958
Interest	908
Miscellaneous	5,422
Total expenses before reductions	4,282,129
Expense reductions	(53,491)	4,228,638
Net investment income (loss)		736,367
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,268,719
Foreign currency transactions	4,318
Total net realized gain (loss)		91,273,037
Change in net unrealized appreciation (depreciation) on investment securities		44,699,651
Net gain (loss)		135,972,688
Net increase (decrease) in net assets resulting from operations		$ 136,709,055

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 736,367	$ 1,389,581
Net realized gain (loss)	91,273,037	32,698,179
Change in net unrealized appreciation (depreciation)	44,699,651	14,080,239
Net increase (decrease) in net assets resulting from operations	136,709,055	48,167,999
Distributions to shareholders from net investment income	(578,657)	(1,423,771)
Distributions to shareholders from net realized gain	(47,823,082)	(28,825,549)
Total distributions	(48,401,739)	(30,249,320)
Share transactions Proceeds from sales of shares	207,782,224	157,798,400
Reinvestment of distributions	47,650,396	29,828,221
Cost of shares redeemed	(183,807,571)	(86,154,173)
Net increase (decrease) in net assets resulting from share transactions	71,625,049	101,472,448
Redemption fees	10,981	9,795
Total increase (decrease) in net assets	159,943,346	119,400,922

Net Assets
Beginning of period	397,924,961	278,524,039
End of period (including undistributed net investment income of $210,307 and undistributed net investment income of $71,669, respectively)	$ 557,868,307	$ 397,924,961
Other Information Shares
Sold	6,567,558	5,875,814
Issued in reinvestment of distributions	1,476,762	1,171,513
Redeemed	(5,817,316)	(3,249,221)
Net increase (decrease)	2,227,004	3,798,106

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 27.40	$ 25.97	$ 24.98	$ 19.37	$ 11.67
Income from Investment Operations
Net investment income (loss) B	.04	.11	.17	.05	.06
Net realized and unrealized gain (loss)	8.67	3.70	1.91	5.71	7.70
Total from investment operations	8.71	3.81	2.08	5.76	7.76
Distributions from net investment income	(.03)	(.11)	(.12)	(.05)	(.06)
Distributions from net realized gain	(2.77)	(2.27)	(.97)	(.10)	-
Total distributions	(2.81) H	(2.38)	(1.09)	(.15)	(.06)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 33.30	$ 27.40	$ 25.97	$ 24.98	$ 19.37
Total Return A	32.17%	15.38%	8.67%	29.75%	66.54%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.86%	.89%	.96%	1.10%
Expenses net of fee waivers, if any	.82%	.86%	.89%	.96%	1.10%
Expenses net of all reductions	.81%	.84%	.88%	.95%	1.08%
Net investment income (loss)	.14%	.43%	.72%	.23%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 557,868	$ 397,925	$ 278,524	$ 203,083	$ 77,011
Portfolio turnover rate D	138%	170%	174%	196%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $2.81 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $2.772 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	34.71%	27.60%	11.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Katherine Shaw, who became sole Portfolio Manager of Leisure Portfolio on February 1, 2014, after serving as Co-Manager: For the year, the fund gained 34.71%, solidly outperforming the 31.08% return of its industry benchmark, the MSCI® U.S. IMI Consumer Services 25-50 Index, and the broad-based S&P 500®. Stock selection was the biggest driver of results relative to the MSCI® index. The fund's overweighting in casino operator Las Vegas Sands was among the top contributors. The company experienced improved margins and has significantly improved its return of cash to shareholders with increased dividends and stock buybacks. Elsewhere, holdings in restaurants - where I added substantially to the fund's weighting within this subindustry - proved highly beneficial. Underweighting fast-food retailer McDonald's was by far the biggest relative contributor. As the stock declined, I bought additional shares to keep my positioning in McDonald's in check, as a percentage of assets, because I did not want my underweighting to grow larger than my intended bet. Even though McDonald's is still among the fund's largest positions at period end, it remains an underweighting, as I believe I can find similarly valued companies with improving margins or cheaper valuations that offer the same or better growth. Turning to other contributing restaurant names, Jack in the Box and Brinker International, the latter of which owns franchises such as Chili's Grill & Bar and Maggiano's Little Italy, were both additive overweightings. These companies saw margins expand, especially as the U.S. consumer strengthened and food costs stabilized, and the stocks performed well. Core holding Starbucks, a high-end coffee retailer and our largest holding, also performed very well and provided a lift. The company's solid top-line results both in the U.S. and abroad, and its growing margins, buoyed by higher consumer demand and the two-year decline in coffee prices, helped propel the stock. On the downside, the fund's stock selection in casinos & gaming was the largest detractor. Here, the fund just didn't own enough companies with exposure to Macau. Specifically, we didn't own index stock MGM Resorts International and held a lighter-than-index stake in Wynn Resorts. As the period progressed, I increased the fund's exposure to Wynn, but I continued to avoid MGM Resorts, believing I could find better growth opportunities at more reasonable valuations. Bally Technologies, a provider of equipment to casinos, also detracted. However, at period end, I still believed in the prospects for Bally, as demand for its products in the long-term should improve.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Leisure Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Starbucks Corp.	14.0	16.3
McDonald's Corp.	10.1	12.8
Las Vegas Sands Corp.	9.8	7.6
Yum! Brands, Inc.	9.6	4.1
Wyndham Worldwide Corp.	5.5	7.2
Starwood Hotels & Resorts Worldwide, Inc.	4.8	3.4
Jack in the Box, Inc.	3.9	1.6
Bally Technologies, Inc.	3.2	1.4
Panera Bread Co. Class A	3.2	2.1
Chipotle Mexican Grill, Inc.	3.2	2.6
	67.3
Top Industries (% of fund's net assets)
As of February 28, 2014
Hotels, Restaurants & Leisure	91.9%
Diversified Consumer Services	2.5%
Media	1.9%
Real Estate Investment Trusts	0.9%
Commercial Services & Supplies	0.7%
All Others*	2.1%

As of August 31, 2013
Hotels, Restaurants & Leisure	87.1%
Diversified Consumer Services	3.8%
Media	2.8%
Software	1.4%
Leisure Equipment & Products	1.2%
All Others*	3.7%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Leisure Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Diversified Support Services - 0.7%
KAR Auction Services, Inc.	127,400	$ 3,969,784
DIVERSIFIED CONSUMER SERVICES - 2.5%
Specialized Consumer Services - 2.5%
H&R Block, Inc.	155,800	4,929,512
Steiner Leisure Ltd. (a)	203,644	9,005,138
		13,934,650
HOTELS, RESTAURANTS & LEISURE - 91.9%
Casinos & Gaming - 18.0%
Bally Technologies, Inc. (a)	270,700	18,339,925
Las Vegas Sands Corp.	652,276	55,606,529
Melco Crown Entertainment Ltd. sponsored ADR (a)	107,970	4,634,072
MGM China Holdings Ltd.	684,400	2,919,077
Penn National Gaming, Inc. (a)	422,112	5,424,139
Wynn Resorts Ltd.	64,100	15,543,609
		102,467,351
Hotels, Resorts & Cruise Lines - 14.0%
Extended Stay America, Inc. unit	174,800	4,453,904
Marriott International, Inc. Class A	306,800	16,637,764
Starwood Hotels & Resorts Worldwide, Inc.	329,900	27,203,554
Wyndham Worldwide Corp.	426,000	31,046,880
		79,342,102
Leisure Facilities - 0.7%
Cedar Fair LP (depositary unit)	80,588	4,287,282
Restaurants - 59.2%
Bloomin' Brands, Inc. (a)	186,122	4,679,107
Bravo Brio Restaurant Group, Inc. (a)	144,169	2,233,178
Brinker International, Inc.	258,400	14,212,000
Chipotle Mexican Grill, Inc. (a)	31,510	17,809,767
Del Frisco's Restaurant Group, Inc. (a)	174,930	4,555,177
Denny's Corp. (a)	16,672	113,370
Domino's Pizza, Inc.	135,000	10,673,100
Dunkin' Brands Group, Inc.	50,000	2,583,500
Fiesta Restaurant Group, Inc. (a)	80,800	4,058,584
Jack in the Box, Inc. (a)	387,400	22,256,130
McDonald's Corp.	605,000	57,565,750
Panera Bread Co. Class A (a)	98,786	17,911,878
Papa John's International, Inc.	120,170	6,116,653
Red Robin Gourmet Burgers, Inc. (a)	97,119	7,568,484
Ruth's Hospitality Group, Inc.	541,154	6,688,663
Sonic Corp. (a)	281,100	5,728,818
Starbucks Corp.	1,123,600	79,730,655
Texas Roadhouse, Inc. Class A	278,208	7,358,602
The Cheesecake Factory, Inc.	145,000	6,890,400

	Shares	Value
Whitbread PLC	40,319	$ 3,029,451
Yum! Brands, Inc.	733,500	54,337,680
		336,100,947
TOTAL HOTELS, RESTAURANTS & LEISURE		522,197,682
MEDIA - 1.9%
Broadcasting - 0.5%
CBS Corp. Class B	44,700	2,998,476
Cable & Satellite - 0.5%
DIRECTV (a)	36,925	2,865,380
Movies & Entertainment - 0.9%
Twenty-First Century Fox, Inc. Class A	99,500	3,337,230
Viacom, Inc. Class B (non-vtg.)	19,500	1,710,735
		5,047,965
TOTAL MEDIA		10,911,821
REAL ESTATE INVESTMENT TRUSTS - 0.9%
Specialized REITs - 0.9%
Gaming & Leisure Properties	138,586	5,277,355
SOFTWARE - 0.4%
Application Software - 0.4%
Intuit, Inc.	26,500	2,070,975
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Footwear - 0.2%
Deckers Outdoor Corp. (a)	13,400	996,290
TOTAL COMMON STOCKS (Cost $345,343,070)		559,358,557
Money Market Funds - 0.6%

Fidelity Cash Central Fund, 0.10% (b) (Cost $3,663,528)	3,663,528	3,663,528
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $349,006,598)		563,022,085
NET OTHER ASSETS (LIABILITIES) - 0.9%		5,127,350
NET ASSETS - 100%		$ 568,149,435
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,956
Fidelity Securities Lending Cash Central Fund	216,237
Total	$ 222,193
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $345,343,070)	$ 559,358,557
Fidelity Central Funds (cost $3,663,528)	3,663,528
Total Investments (cost $349,006,598)		$ 563,022,085
Receivable for investments sold		6,757,449
Receivable for fund shares sold		456,446
Dividends receivable		562,506
Distributions receivable from Fidelity Central Funds		62
Prepaid expenses		2,027
Other receivables		11,539
Total assets		570,812,114

Liabilities
Payable for investments purchased	$ 1,618,015
Payable for fund shares redeemed	647,603
Accrued management fee	253,578
Other affiliated payables	106,991
Other payables and accrued expenses	36,492
Total liabilities		2,662,679

Net Assets		$ 568,149,435
Net Assets consist of:
Paid in capital		$ 340,757,890
Undistributed net investment income		1,312,554
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,063,428
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		214,015,563
Net Assets, for 4,206,743 shares outstanding		$ 568,149,435
Net Asset Value, offering price and redemption price per share ($568,149,435 ÷ 4,206,743 shares)		$ 135.06

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 6,827,970
Special dividends		1,528,686
Interest		5,454
Income from Fidelity Central Funds (including $216,237 from security lending)		222,193
Total income		8,584,303

Expenses
Management fee	$ 2,443,829
Transfer agent fees	888,696
Accounting and security lending fees	171,288
Custodian fees and expenses	16,360
Independent trustees' compensation	8,512
Registration fees	35,439
Audit	40,880
Legal	6,354
Miscellaneous	4,638
Total expenses before reductions	3,615,996
Expense reductions	(34,884)	3,581,112
Net investment income (loss)		5,003,191
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	40,483,339
Foreign currency transactions	3,685
Total net realized gain (loss)		40,487,024
Change in net unrealized appreciation (depreciation) on: Investment securities	80,532,984
Assets and liabilities in foreign currencies	76
Total change in net unrealized appreciation (depreciation)		80,533,060
Net gain (loss)		121,020,084
Net increase (decrease) in net assets resulting from operations		$ 126,023,275

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,003,191	$ 5,171,779
Net realized gain (loss)	40,487,024	29,159,126
Change in net unrealized appreciation (depreciation)	80,533,060	(18,514,352)
Net increase (decrease) in net assets resulting from operations	126,023,275	15,816,553
Distributions to shareholders from net investment income	(3,941,566)	(4,448,135)
Distributions to shareholders from net realized gain	(33,282,431)	(14,222,894)
Total distributions	(37,223,997)	(18,671,029)
Share transactions Proceeds from sales of shares	218,419,527	156,429,390
Reinvestment of distributions	35,849,441	17,865,449
Cost of shares redeemed	(122,631,715)	(264,267,746)
Net increase (decrease) in net assets resulting from share transactions	131,637,253	(89,972,907)
Redemption fees	11,576	21,280
Total increase (decrease) in net assets	220,448,107	(92,806,103)

Net Assets
Beginning of period	347,701,328	440,507,431
End of period (including undistributed net investment income of $1,312,554 and undistributed net investment income of $1,020,608, respectively)	$ 568,149,435	$ 347,701,328
Other Information Shares
Sold	1,710,491	1,447,422
Issued in reinvestment of distributions	287,411	175,454
Redeemed	(1,001,721)	(2,547,299)
Net increase (decrease)	996,181	(924,423)

Financial Highlights

Years ended February 28,	2014	2013	2012 H	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 108.30	$ 106.53	$ 91.26	$ 69.99	$ 46.24
Income from Investment Operations
Net investment income (loss) B	1.40 E	1.40 F	.64	.55	.43
Net realized and unrealized gain (loss)	35.09	6.22	14.73	21.22	23.73
Total from investment operations	36.49	7.62	15.37	21.77	24.16
Distributions from net investment income	(1.01)	(1.36)	(.09)	(.52)	(.41)
Distributions from net realized gain	(8.72)	(4.50)	(.01)	-	-
Total distributions	(9.73)	(5.86)	(.10)	(.52)	(.41)
Redemption fees added to paid in capitalB	- I	.01	-I	.02	-I
Net asset value, end of period	$ 135.06	$ 108.30	$ 106.53	$ 91.26	$ 69.99
Total ReturnA	34.71%	7.52%	16.85%	31.16%	52.35%
Ratios to Average Net Assets C, G
Expenses before reductions	.82%	.85%	.86%	.90%	.94%
Expenses net of fee waivers, if any	.82%	.85%	.86%	.90%	.94%
Expenses net of all reductions	.81%	.83%	.86%	.89%	.93%
Net investment income (loss)	1.13%E	1.33%F	.68%	.66%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 568,149	$ 347,701	$ 440,507	$ 411,239	$ 224,465
Portfolio turnover rateD	65%	90%	77%	112%	99%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.43 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .79%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.53 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Multimedia Portfolio	37.01%	36.51%	10.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Multimedia Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Multimedia Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Nidhi Gupta, Portfolio Manager of Multimedia Portfolio: For the year, the fund rose 37.01%, compared with a 41.32% return of its industry benchmark, the MSCI® U.S. IMI Media 25-50 Index, and a 25.37% increase for the broad-based S&P 500®. Multimedia stocks performed well during the period, continuing a multiyear trend. Content providers were the clear winners, especially those that have been able to increase their pricing power as the macroeconomic environment improved. Relative to the MSCI® index, the fund was underweighted Time Warner Cable, DirectTV and Charter Communications, which hurt when the stocks outperformed amid noise about potential consolidation among some cable providers. Avoiding World Wrestling Entertainment (WWE), a media and entertainment company, detracted from results. The stock had a strong run in the first months of 2014, when the company rolled out its Internet subscription service. I felt this new service would cannibalize WWE's core business rather than provide a boost and continued to underweight the stock. Among content providers, Viacom had a strong run but experienced some profit taking in the second half of the period, so an underweighting hurt. Lastly, the fund's cash position was also a meaningful detractor during the period. The fund experienced significant volatility in asset flows during the five-month period from June through October; the excess cash I held to meet redemptions underperformed against the index's rising performance. On the positive side, mass media company CBS proved beneficial to fund performance, as shares rose after management renegotiated distribution agreements at significantly higher prices. The fund's out-of-index stake in Netflix also aided performance. Netflix provides on-demand, commercial-free content to subscribers for a relatively low cost compared with a subscription to cable service. Additionally, I owned media and entertainment giant News Corp. because I believed the market was undervaluing its Twenty-First Century Fox media assets. When News Corp. spun out its underperforming newspaper assets and renamed itself Twenty-First Century Fox, the market began to correctly value both businesses such that the sum of the parts was greater than the whole, leading to outperformance for News Corp.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Multimedia Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	17.8	15.0
Comcast Corp. Class A	9.6	7.9
CBS Corp. Class B	8.3	8.5
Time Warner, Inc.	7.8	9.4
Viacom, Inc. Class B (non-vtg.)	5.0	7.5
Time Warner Cable, Inc.	4.6	4.9
Twenty-First Century Fox, Inc. Class A	4.4	4.8
Comcast Corp. Class A (special) (non-vtg.)	3.7	1.9
Live Nation Entertainment, Inc.	3.3	0.6
DIRECTV	2.9	3.2
	67.4
Top Industries (% of fund's net assets)
As of February 28, 2014
Media	93.0%
Internet Software & Services	4.3%
Internet & CatalogRetail	2.5%
All Others*	0.2%

As of August 31, 2013
Media	96.9%
All Others*	3.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Multimedia Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
INTERNET & CATALOG RETAIL - 2.5%
Internet Retail - 2.5%
Netflix, Inc. (a)	56,400	$ 25,133,532
zulily, Inc.	2,200	150,458
		25,283,990
INTERNET SOFTWARE & SERVICES - 4.3%
Internet Software & Services - 4.3%
Facebook, Inc. Class A (a)	152,900	10,467,534
Google, Inc. Class A (a)	8,300	10,089,895
Yahoo!, Inc. (a)	576,400	22,289,388
		42,846,817
MEDIA - 93.0%
Advertising - 4.7%
Interpublic Group of Companies, Inc.	736,500	13,050,780
National CineMedia, Inc.	173,600	2,666,496
Omnicom Group, Inc.	387,700	29,341,136
Sizmek, Inc.	202,700	2,511,453
		47,569,865
Broadcasting - 15.4%
CBS Corp. Class B	1,254,400	84,145,152
Cumulus Media, Inc. Class A (a)	866,210	5,682,338
Discovery Communications, Inc.:
Class A (a)	128,250	10,685,790
Class C (non-vtg.) (a)	228,450	17,620,349
Entercom Communications Corp. Class A (a)	76,053	752,164
Liberty Media Corp. Class A (a)	145,493	19,955,820
Sinclair Broadcast Group, Inc. Class A (d)	555,700	16,459,834
		155,301,447
Cable & Satellite - 29.9%
AMC Networks, Inc. Class A (a)	106,100	8,065,722
Charter Communications, Inc. Class A (a)(d)	104,600	13,260,142
Comcast Corp.:
Class A	1,874,450	96,890,321
Class A (special) (non-vtg.)	743,070	37,075,478
DIRECTV (a)	381,913	29,636,449
DISH Network Corp. Class A (a)	325,600	19,158,304
Liberty Global PLC:
Class A (a)	298,089	25,799,603
Class C	237,679	20,121,904
Starz - Liberty Capital Series A (a)	186,000	5,948,280
Time Warner Cable, Inc.	330,669	46,409,394
		302,365,597
Movies & Entertainment - 40.1%
DreamWorks Animation SKG, Inc. Class A (a)	164,000	4,905,240

	Shares	Value
Lions Gate Entertainment Corp. (d)	182,977	$ 5,626,543
Live Nation Entertainment, Inc. (a)	1,450,400	32,909,576
The Madison Square Garden Co. Class A (a)	119,400	6,806,994
The Walt Disney Co.	2,229,604	180,174,297
Time Warner, Inc.	1,171,722	78,657,698
Twenty-First Century Fox, Inc.:
Class A	1,330,207	44,615,143
Class B	5,100	165,903
Viacom, Inc. Class B (non-vtg.)	575,000	50,444,750
		404,306,144
Publishing - 2.9%
E.W. Scripps Co. Class A (a)	190,300	3,733,686
Gannett Co., Inc.	411,300	12,236,175
Journal Communications, Inc. Class A (a)	306,475	2,810,376
Meredith Corp.	101,700	4,759,560
The New York Times Co. Class A (d)	343,300	5,636,986
		29,176,783
TOTAL MEDIA		938,719,836
TOTAL COMMON STOCKS (Cost $662,699,833)		1,006,850,643
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 0.10% (b)	3,014,698	3,014,698
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	25,122,975	25,122,975
TOTAL MONEY MARKET FUNDS (Cost $28,137,673)		28,137,673
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $690,837,506)		1,034,988,316
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(26,000,692)
NET ASSETS - 100%		$ 1,008,987,624
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,117
Fidelity Securities Lending Cash Central Fund	111,647
Total	$ 139,764
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $25,179,585) - See accompanying schedule: Unaffiliated issuers (cost $662,699,833)	$ 1,006,850,643
Fidelity Central Funds (cost $28,137,673)	28,137,673
Total Investments (cost $690,837,506)		$ 1,034,988,316
Receivable for investments sold		344,484
Receivable for fund shares sold		2,984,773
Dividends receivable		972,412
Distributions receivable from Fidelity Central Funds		3,130
Prepaid expenses		5,341
Other receivables		38,558
Total assets		1,039,337,014

Liabilities
Payable for fund shares redeemed	$ 4,546,149
Accrued management fee	440,424
Other affiliated payables	181,365
Other payables and accrued expenses	58,477
Collateral on securities loaned, at value	25,122,975
Total liabilities		30,349,390

Net Assets		$ 1,008,987,624
Net Assets consist of:
Paid in capital		$ 651,452,898
Undistributed net investment income		63,422
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		13,320,494
Net unrealized appreciation (depreciation) on investments		344,150,810
Net Assets, for 12,343,364 shares outstanding		$ 1,008,987,624
Net Asset Value, offering price and redemption price per share ($1,008,987,624 ÷ 12,343,364 shares)		$ 81.74

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 9,722,561
Interest		28
Income from Fidelity Central Funds (including $111,647 from security lending)		139,764
Total income		9,862,353

Expenses
Management fee	$ 5,085,124
Transfer agent fees	1,864,793
Accounting and security lending fees	317,091
Custodian fees and expenses	20,869
Independent trustees' compensation	17,785
Registration fees	102,594
Audit	40,163
Legal	14,290
Interest	6,680
Miscellaneous	8,549
Total expenses before reductions	7,477,938
Expense reductions	(133,271)	7,344,667
Net investment income (loss)		2,517,686
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,241,013
Foreign currency transactions	(462)
Total net realized gain (loss)		57,240,551
Change in net unrealized appreciation (depreciation) on: Investment securities	209,848,511
Assets and liabilities in foreign currencies	389
Total change in net unrealized appreciation (depreciation)		209,848,900
Net gain (loss)		267,089,451
Net increase (decrease) in net assets resulting from operations		$ 269,607,137

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,517,686	$ 3,382,280
Net realized gain (loss)	57,240,551	811,665
Change in net unrealized appreciation (depreciation)	209,848,900	86,559,833
Net increase (decrease) in net assets resulting from operations	269,607,137	90,753,778
Distributions to shareholders from net investment income	(2,246,127)	(3,485,896)
Distributions to shareholders from net realized gain	(27,566,069)	-
Total distributions	(29,812,196)	(3,485,896)
Share transactions Proceeds from sales of shares	908,932,040	539,936,328
Reinvestment of distributions	28,916,204	3,390,166
Cost of shares redeemed	(826,095,931)	(156,442,466)
Net increase (decrease) in net assets resulting from share transactions	111,752,313	386,884,028
Redemption fees	73,997	57,823
Total increase (decrease) in net assets	351,621,251	474,209,733

Net Assets
Beginning of period	657,366,373	183,156,640
End of period (including undistributed net investment income of $63,422 and distributions in excess of net investment income of $139,171, respectively)	$ 1,008,987,624	$ 657,366,373
Other Information Shares
Sold	12,464,403	9,657,499
Issued in reinvestment of distributions	368,735	59,456
Redeemed	(11,169,177)	(2,815,324)
Net increase (decrease)	1,663,961	6,901,631

Financial Highlights

Years ended February 28,	2014	2013	2012 H	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 61.55	$ 48.48	$ 47.80	$ 34.39	$ 18.27
Income from Investment Operations
Net investment income (loss) B	.20	.53 E	.29	.14	.13 F
Net realized and unrealized gain (loss)	22.46	12.96	.96	13.39	16.12
Total from investment operations	22.66	13.49	1.25	13.53	16.25
Distributions from net investment income	(.19)	(.43)	(.32)	(.12)	(.13)
Distributions from net realized gain	(2.30)	-	(.25)	-	-
Total distributions	(2.48) J	(.43)	(.57)	(.12)	(.13)
Redemption fees added to paid in capital B	.01	.01	- I	- I	- I
Net asset value, end of period	$ 81.74	$ 61.55	$ 48.48	$ 47.80	$ 34.39
Total Return A	37.01%	27.91%	2.73%	39.37%	88.96%
Ratios to Average Net Assets C, G
Expenses before reductions	.81%	.88%	.90%	.94%	1.08%
Expenses net of fee waivers, if any	.81%	.88%	.90%	.94%	1.08%
Expenses net of all reductions	.80%	.88%	.90%	.94%	1.07%
Net investment income (loss)	.27%	.97% E	.64%	.37%	.44% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,008,988	$ 657,366	$ 183,157	$ 205,920	$ 76,309
Portfolio turnover rate D	111%	30%	85%	76%	40%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .76%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I Amount represents less than $.01 per share.

J Total distributions of $2.48 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $2.295 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	35.82%	32.59%	12.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Peter Dixon, Portfolio Manager of Retailing Portfolio: For the year, the fund gained 35.82%, compared with 32.02% for the MSCI® U.S. IMI Retailing 25-50 Index and the broad-based S&P 500® Index. Consumers have been increasingly shopping online, which helped drive faster-than-expected revenue and earnings growth for Internet retailers as well as traditional retailers that have implemented leading-edge omni-channel capabilities to enhance consumers' shopping experiences. Some of our top contributors were the shares of retailers that benefited from the rapid growth of e-commerce, including online travel resource priceline.com and U.K.-based Ocado Group, an online retailer and distributor of groceries and non-index stock. Priceline saw consecutive quarters of better-than-expected earnings and sales, boosting its stock price 96% during the past year. Ocado's stock went up due to improving fundamentals, increasing industry focus on home grocery delivery, as well as improving sentiment following the announcement of its distribution deal with U.K. supermarket chain Morrison's. I shied away from broadline retailers in general. Broadline retail encompasses some general merchandisers, discount stores, and department and specialty stores. Big-box giant Target is one such example, where my decision to underweight and ultimately sell the large index component made it the fund's biggest relative contributor. Conversely, apparel retailer Urban Outfitters encountered a fashion misstep which dragged down its stock and detracted from performance. Elsewhere, a non-index stake in lululemon athletica also hurt after the brand encountered a number of challenges in 2013, dragging down shares.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Retailing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	17.4	15.0
priceline.com, Inc.	11.2	7.8
Amazon.com, Inc.	10.9	9.8
TJX Companies, Inc.	8.7	7.6
L Brands, Inc.	4.9	3.6
AutoZone, Inc.	4.4	4.0
Netflix, Inc.	4.1	1.6
O'Reilly Automotive, Inc.	3.9	3.5
G-III Apparel Group Ltd.	3.6	1.7
Bed Bath & Beyond, Inc.	2.7	0.0
	71.8
Top Industries (% of fund's net assets)
As of February 28, 2014
Specialty Retail	51.3%
Internet & CatalogRetail	27.1%
Textiles, Apparel & Luxury Goods	14.0%
Food Products	2.5%
Food & StaplesRetailing	1.7%
All Others*	3.4%

As of August 31, 2013
Specialty Retail	59.9%
Internet & CatalogRetail	21.4%
Textiles, Apparel & Luxury Goods	13.6%
Software	1.6%
Food Products	1.3%
All Others*	2.2%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Retailing Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
BEVERAGES - 0.8%
Distillers & Vintners - 0.8%
Remy Cointreau SA	99,200	$ 8,420,934
FOOD & STAPLES RETAILING - 1.7%
Hypermarkets & Super Centers - 1.7%
Costco Wholesale Corp.	153,043	17,875,422
FOOD PRODUCTS - 2.5%
Packaged Foods & Meats - 2.5%
Annie's, Inc. (a)(d)	299,500	11,225,260
Associated British Foods PLC	314,200	15,773,785
		26,999,045
HOUSEHOLD DURABLES - 0.8%
Household Appliances - 0.8%
Techtronic Industries Co. Ltd.	3,169,500	8,413,283
INTERNET & CATALOG RETAIL - 27.1%
Internet Retail - 27.1%
Amazon.com, Inc. (a)	318,740	115,415,754
Netflix, Inc. (a)	96,700	43,092,421
Ocado Group PLC (a)	1,042,700	9,821,550
priceline.com, Inc. (a)	88,600	119,507,224
		287,836,949
SOFTWARE - 1.0%
Home Entertainment Software - 1.0%
Take-Two Interactive Software, Inc. (a)	527,750	10,433,618
SPECIALTY RETAIL - 51.3%
Apparel Retail - 21.6%
H&M Hennes & Mauritz AB (B Shares)	404,773	18,257,446
Inditex SA	164,262	23,648,026
L Brands, Inc.	933,393	52,578,028
TJX Companies, Inc.	1,498,200	92,079,372
Urban Outfitters, Inc. (a)	732,600	27,428,544
Zumiez, Inc. (a)	651,200	15,472,512
		229,463,928
Automotive Retail - 8.3%
AutoZone, Inc. (a)	87,983	47,373,567
O'Reilly Automotive, Inc. (a)	273,565	41,267,280
		88,640,847
Home Improvement Retail - 18.7%
Home Depot, Inc.	2,253,900	184,887,416
Lowe's Companies, Inc.	287,800	14,398,634
		199,286,050
Homefurnishing Retail - 2.7%
Bed Bath & Beyond, Inc. (a)	427,200	28,972,704
TOTAL SPECIALTY RETAIL		546,363,529
TEXTILES, APPAREL & LUXURY GOODS - 14.0%
Apparel, Accessories & Luxury Goods - 12.9%
adidas AG	245,400	28,588,442

	Shares	Value
Compagnie Financiere Richemont SA Series A	156,100	$ 15,547,879
G-III Apparel Group Ltd. (a)	555,344	38,590,855
lululemon athletica, Inc. (a)(d)	243,457	12,248,322
Prada SpA	1,117,000	8,391,300
PVH Corp.	184,700	23,351,621
Swatch Group AG (Bearer) (Reg.)	90,067	10,588,889
		137,307,308
Footwear - 1.1%
NIKE, Inc. Class B	144,000	11,275,200
TOTAL TEXTILES, APPAREL & LUXURY GOODS		148,582,508
TOTAL COMMON STOCKS (Cost $749,207,960)		1,054,925,288
Convertible Bonds - 0.1%
Principal Amount
SOFTWARE - 0.1%
Home Entertainment Software - 0.1%
Take-Two Interactive Software, Inc. 1.75% 12/1/16 (Cost $1,000,000)	$ 1,000,000	1,235,000
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	4,656,420	4,656,420
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	15,778,350	15,778,350
TOTAL MONEY MARKET FUNDS (Cost $20,434,770)		20,434,770
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $770,642,730)		1,076,595,058
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(12,674,962)
NET ASSETS - 100%		$ 1,063,920,096
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,253
Fidelity Securities Lending Cash Central Fund	153,402
Total	$ 166,655
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,054,925,288	$ 1,054,925,288	$ -	$ -
Convertible Bonds	1,235,000	-	1,235,000	-
Money Market Funds	20,434,770	20,434,770	-	-
Total Investments in Securities:	$ 1,076,595,058	$ 1,075,360,058	$ 1,235,000	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	86.1%
Germany	2.7%
Switzerland	2.5%
United Kingdom	2.4%
Spain	2.2%
Sweden	1.7%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $14,851,458) - See accompanying schedule: Unaffiliated issuers (cost $750,207,960)	$ 1,056,160,288
Fidelity Central Funds (cost $20,434,770)	20,434,770
Total Investments (cost $770,642,730)		$ 1,076,595,058
Receivable for investments sold		6,126,051
Receivable for fund shares sold		5,849,842
Dividends receivable		1,584,809
Interest receivable		4,375
Distributions receivable from Fidelity Central Funds		6,754
Prepaid expenses		4,246
Other receivables		20,754
Total assets		1,090,191,889

Liabilities
Payable for investments purchased	$ 6,746,024
Payable for fund shares redeemed	2,989,825
Accrued management fee	477,154
Other affiliated payables	216,953
Other payables and accrued expenses	63,487
Collateral on securities loaned, at value	15,778,350
Total liabilities		26,271,793

Net Assets		$ 1,063,920,096
Net Assets consist of:
Paid in capital		$ 720,376,460
Undistributed net investment income		261,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		37,326,276
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		305,955,380
Net Assets, for 12,035,005 shares outstanding		$ 1,063,920,096
Net Asset Value, offering price and redemption price per share ($1,063,920,096 ÷ 12,035,005 shares)		$ 88.40

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 7,696,693
Special dividends		942,393
Interest		17,501
Income from Fidelity Central Funds (including $153,402 from security lending)		166,655
Total income		8,823,242

Expenses
Management fee	$ 4,865,118
Transfer agent fees	1,875,276
Accounting and security lending fees	302,417
Custodian fees and expenses	34,384
Independent trustees' compensation	17,369
Registration fees	120,616
Audit	40,490
Legal	12,378
Interest	1,846
Miscellaneous	9,202
Total expenses before reductions	7,279,096
Expense reductions	(66,794)	7,212,302
Net investment income (loss)		1,610,940
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	76,290,590
Foreign currency transactions	17,087
Total net realized gain (loss)		76,307,677
Change in net unrealized appreciation (depreciation) on: Investment securities	169,827,512
Assets and liabilities in foreign currencies	2,981
Total change in net unrealized appreciation (depreciation)		169,830,493
Net gain (loss)		246,138,170
Net increase (decrease) in net assets resulting from operations		$ 247,749,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,610,940	$ 4,496,391
Net realized gain (loss)	76,307,677	10,467,967
Change in net unrealized appreciation (depreciation)	169,830,493	68,227,805
Net increase (decrease) in net assets resulting from operations	247,749,110	83,192,163
Distributions to shareholders from net investment income	(1,555,312)	(3,444,682)
Distributions to shareholders from net realized gain	(24,769,437)	(12,259,653)
Total distributions	(26,324,749)	(15,704,335)
Share transactions Proceeds from sales of shares	684,002,303	545,350,604
Reinvestment of distributions	25,621,938	15,326,898
Cost of shares redeemed	(510,290,185)	(329,889,159)
Net increase (decrease) in net assets resulting from share transactions	199,334,056	230,788,343
Redemption fees	79,273	62,949
Total increase (decrease) in net assets	420,837,690	298,339,120

Net Assets
Beginning of period	643,082,406	344,743,286
End of period (including undistributed net investment income of $261,980 and undistributed net investment income of $258,403, respectively)	$ 1,063,920,096	$ 643,082,406
Other Information Shares
Sold	8,529,294	8,767,180
Issued in reinvestment of distributions	297,691	246,579
Redeemed	(6,448,824)	(5,348,769)
Net increase (decrease)	2,378,161	3,664,990

Financial Highlights

Years ended February 28,	2014	2013	2012 I	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 66.59	$ 57.54	$ 53.68	$ 45.11	$ 26.48
Income from Investment Operations
Net investment income (loss) B	.15 E	.52 F	.49 G	.09	.11
Net realized and unrealized gain (loss)	23.64	10.27	7.46	9.81	20.74
Total from investment operations	23.79	10.79	7.95	9.90	20.85
Distributions from net investment income	(.12)	(.38)	(.34)	(.01)	(.11)
Distributions from net realized gain	(1.86)	(1.36)	(3.76)	(1.33)	(2.11)
Total distributions	(1.99) K	(1.75) L	(4.10)	(1.34)	(2.22)
Redemption fees added to paid in capital B	.01	.01	.01	.01	- J
Net asset value, end of period	$ 88.40	$ 66.59	$ 57.54	$ 53.68	$ 45.11
Total Return A	35.82%	18.98%	15.70%	22.24%	79.26%
Ratios to Average Net Assets C, H
Expenses before reductions	.83%	.86%	.90%	.93%	.96%
Expenses net of fee waivers, if any	.83%	.86%	.90%	.93%	.96%
Expenses net of all reductions	.82%	.84%	.88%	.93%	.94%
Net investment income (loss)	.18% E	.83% F	.93% G	.18%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,063,920	$ 643,082	$ 344,743	$ 167,094	$ 137,409
Portfolio turnover rate D	72%	119%	217%	191%	281%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects large, non-recurring dividends which amounted to $.08 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .08%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.28 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

J Amount represents less than $.01 per share.

K Total distributions of $1.99 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.861 per share.

L Total distributions of $1.75 per share is comprised of distributions from net investment income of $.383 and distributions from net realized gain of $1.364 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Construction and Housing Portfolio that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 02/28/14	Valuation Technique(s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Convertible Preferred Stocks	$ 4,000,001	Last transaction price	Transaction price	$ 4.62	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$ 171,274,899	$ 73,299,525	$ (1,173,428)	$ 72,126,097
Construction and Housing Portfolio	270,046,928	113,789,507	(151,490)	113,638,017
Consumer Discretionary Portfolio	454,464,229	110,972,043	(3,575,710)	107,396,333
Leisure Portfolio	352,591,021	214,535,322	(4,104,258)	210,431,064
Multimedia Portfolio	692,770,329	343,961,979	(1,743,992)	342,217,987
Retailing Portfolio	771,934,075	317,550,105	(12,889,122)	304,660,983

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Automotive Portfolio	$ 3,768,086	$ 12,537,248	$ 72,125,327
Construction and Housing Portfolio	294,003	15,633,936	113,638,228
Consumer Discretionary Portfolio	11,100,212	26,737,915	107,396,333
Leisure Portfolio	7,219,966	9,994,080	210,431,140
Multimedia Portfolio	3,184,880	12,131,862	342,217,987
Retailing Portfolio	15,745,195	23,134,630	304,664,035

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2013 to February 28, 2014. Loss deferrals were as follows:

Capital losses
Construction and Housing Portfolio	$ (443,034)

The tax character of distributions paid was as follows:

February 28, 2014
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 885,596	$ 4,386,096	$ 5,271,692
Construction and Housing Portfolio	6,268,026	26,831,104	33,099,130
Consumer Discretionary Portfolio	21,825,438	26,576,301	48,401,739
Leisure Portfolio	15,699,008	21,524,989	37,223,997
Multimedia Portfolio	12,876,180	16,936,016	29,812,196
Retailing Portfolio	11,057,234	15,267,515	26,324,749
February 28, 2013
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 740,892	$ 99,972	$ 840,864
Construction and Housing Portfolio	1,172,487	4,637,838	5,810,325
Consumer Discretionary Portfolio	5,808,610	24,440,710	30,249,320

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

February 28, 2013
	Ordinary Income	Long-term Capital Gains	Total
Leisure Portfolio	$ 4,448,135	$ 14,222,894	$ 18,671,029
Multimedia Portfolio	3,485,896	-	3,485,896
Retailing Portfolio	3,444,682	12,259,653	15,704,335

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	357,129,491	360,100,527
Construction and Housing Portfolio	304,816,195	790,388,169
Consumer Discretionary Portfolio	733,114,671	703,301,295
Leisure Portfolio	380,542,829	283,682,760
Multimedia Portfolio	1,096,784,046	982,296,506
Retailing Portfolio	803,394,248	629,365,813

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Funds. The investment adviser and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

Fund Name	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.25%	.55%
Construction and Housing Portfolio	.30%	.25%	.55%
Consumer Discretionary Portfolio	.30%	.25%	.55%
Leisure Portfolio	.30%	.25%	.55%
Multimedia Portfolio	.30%	.25%	.55%
Retailing Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.19%
Construction and Housing Portfolio	.20%
Consumer Discretionary Portfolio	.20%
Leisure Portfolio	.20%
Multimedia Portfolio	.20%
Retailing Portfolio	.21%

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$ 13,539
Construction and Housing Portfolio	46,325
Consumer Discretionary Portfolio	14,316
Leisure Portfolio	8,565
Multimedia Portfolio	47,683
Retailing Portfolio	12,740

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Automotive Portfolio	Borrower	$ 5,977,688.31%		$ 824
Construction and Housing Portfolio	Borrower	4,827,250.33%		1,221
Consumer Discretionary Portfolio	Borrower	6,588,765.29%		908
Multimedia Portfolio	Borrower	20,747,000.31%		6,680
Retailing Portfolio	Borrower	17,990,333.31%		1,846

Other. During the period, the investment adviser reimbursed Multimedia Portfolio for certain losses in the amount of $29,414.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Automotive Portfolio	$ 444
Construction and Housing Portfolio	1,279
Consumer Discretionary Portfolio	945
Leisure Portfolio	793
Multimedia Portfolio	1,645
Retailing Portfolio	1,539

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Annual Report

7. Security Lending - continued

Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

Security Lending Income From Securities Loaned to FCM
Automotive Portfolio	$ 4,131
Multimedia Portfolio	3,467

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Construction and Housing Portfolio	$ 6,767,536.60%		$ 3,135

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Automotive Portfolio	$ 14,560	$ -
Construction and Housing Portfolio	30,796	-
Consumer Discretionary Portfolio	53,034	6
Leisure Portfolio	31,249	37
Multimedia Portfolio	130,861	43
Retailing Portfolio	64,966	-

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursement
Automotive Portfolio	$ 750
Construction and Housing Portfolio	4,938
Consumer Discretionary Portfolio	451
Leisure Portfolio	3,598
Multimedia Portfolio	2,367
Retailing Portfolio	1,828

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 60% Portfolio was the owner of record of approximately 12% and 31% of the total outstanding shares of Construction and Housing Portfolio and Consumer Discretionary Portfolio, respectively. VIP FundsManager 50% Portfolio was the owner of record of approximately 10% of the total outstanding shares of Automotive Portfolio. Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 13% and 18% of the total outstanding shares of Consumer Discretionary Portfolio and Leisure Portfolio, respectively. Mutual funds managed by the investment adviser or its affiliates, were the owners of record, in the aggregate, of approximately 65%, 26%, 21% and 20% of the total outstanding shares of Consumer Discretionary Portfolio, Leisure Portfolio, Automotive Portfolio and Construction and Housing Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio (funds of Fidelity Select Portfolios) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/14/14	04/11/14	$0.043	$4.944
Construction and Housing Portfolio	04/14/14	04/11/14	$0.046	$2.425
Consumer Discretionary Portfolio	04/14/14	04/11/14	$0.009	$1.560
Leisure Portfolio	04/14/14	04/11/14	$0.374	$3.734
Multimedia Portfolio	04/14/14	04/11/14	$0.006	$1.353
Retailing Portfolio	04/14/14	04/11/14	$0.024	$3.468

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Automotive Portfolio	$16,923,344
Construction and Housing Portfolio	$45,756,461
Consumer Discretionary Portfolio	$51,003,317
Leisure Portfolio	$20,352,892
Multimedia Portfolio	$29,067,879
Retailing Portfolio	$38,239,482

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2013	December 2013
Automotive Portfolio	0%	100%
Construction and Housing Portfolio	45%	100%
Consumer Discretionary Portfolio	65%	17%
Leisure Portfolio	99%	35%
Multimedia Portfolio	0%	67%
Retailing Portfolio	100%	49%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2013	December 2013
Automotive Portfolio	0%	100%
Construction and Housing Portfolio	46%	100%
Consumer Discretionary Portfolio	66%	18%
Leisure Portfolio	99%	37%
Multimedia Portfolio	0%	68%
Retailing Portfolio	100%	56%

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between Automotive Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	59,456,073.62	83.407
Against	2,968,798.96	4.165
Abstain	3,388,551.92	4.753
Broker Non-Vote	5,471,338.90	7.675
TOTAL	71,284,763.40	100.000
PROPOSAL 2
To approve a management contract between Construction and Housing Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	487,245,211.67	89.614
Against	14,884,543.68	2.737
Abstain	20,059,355.03	3.689
Broker Non-Vote	21,532,222.06	3.960
TOTAL	543,721,332.44	100.000
PROPOSAL 2
To approve a management contract between Consumer Discretionary Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	308,362,872.34	88.908
Against	18,608,944.26	5.366
Abstain	17,176,740.05	4.952
Broker Non-Vote	2,687,033.47	0.774
TOTAL	346,835,590.12	100.000
PROPOSAL 2
To approve a management contract between Leisure Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	165,686,480.59	81.571
Against	14,092,417.40	6.938
Abstain	7,517,529.30	3.701
Broker Non-Vote	15,824,304.21	7.790
TOTAL	203,120,731.50	100.000
PROPOSAL 2
To approve a management contract between Multimedia Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	439,959,939.22	87.593
Against	21,328,624.02	4.246
Abstain	22,804,373.91	4.540
Broker Non-Vote	18,189,658.12	3.621
TOTAL	502,282,595.27	100.000
PROPOSAL 2
To approve a management contract between Retailing Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	394,964,011.21	89.127
Against	13,588,217.30	3.067
Abstain	17,081,449.10	3.854
Broker Non-Vote	17,514,657.46	3.952
TOTAL	443,148,335.07	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELCON-UANNPRO-0414
1.910417.104

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Fidelity Advisor® Consumer Staples Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Gold Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Consolidated Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Fidelity Advisor Materials Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Telecommunications Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® Consumer Staples Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	4.17%	17.55%	9.79%
Class T (incl. 3.50% sales charge) B	6.37%	17.77%	9.82%
Class B (incl. contingent deferred sales charge) C	4.63%	17.78%	9.82%
Class C (incl. contingent deferred sales charge) D	8.70%	18.06%	9.84%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund was named Food and Agriculture Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Class A on February 29, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor® Consumer Staples Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 10.53%, 10.23%, 9.63% and 9.70%, respectively (excluding sales charges), underperforming the 15.64% gain of the sector benchmark, the MSCI® U.S. IMI Consumer Staples 25-50 Index, and the broadly based S&P 500®. Consumer staples stocks delivered a strong absolute return but trailed many other sectors, which is not unusual in a year when the broader market is up as strong as it was. Additionally, investors' preference for U.S.-based companies didn't help staples stocks overall - given their global nature - or the fund since I tend to focus on owning large multinational companies regardless of where they're based. Versus the sector benchmark, French firms Remy Cointreau and Pernod Ricard detracted the most, largely due to a sudden slowdown in their sales in China following new restrictions on gifting high-end spirits to government officials. It also hurt to hold a sizable non-index position in British American Tobacco (BAT), our largest holding. The company continued to put up impressive earnings, despite its shares struggling amid currency headwinds, global regulatory concerns for the tobacco industry and a lot of media attention on the potential long-term competitive impact of electronic cigarettes. But my long-term view of BAT's earnings growth remained unchanged. On the plus side, the fund's underweighting in Philip Morris contributed to relative performance. A big overweighting in retail pharmacy operator CVS Caremark also added nice value. CVS is a great example of a U.S.-based company that I think is poised for long-term growth, especially given its pharmacy benefit management (PBM) division's position to serve an aging U.S. population. Consistent with my process, though, I did modestly trim our stake late in the period as the stock's outperformance caused its valuation to become relatively less attractive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.06%
Actual		$ 1,000.00	$ 1,067.30	$ 5.43
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.33%
Actual		$ 1,000.00	$ 1,065.80	$ 6.81
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 6.66
Class B	1.85%
Actual		$ 1,000.00	$ 1,063.00	$ 9.46
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Class C	1.81%
Actual		$ 1,000.00	$ 1,063.10	$ 9.26
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Consumer Staples	.79%
Actual		$ 1,000.00	$ 1,068.70	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Institutional Class	.81%
Actual		$ 1,000.00	$ 1,068.70	$ 4.15
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	14.5	14.6
The Coca-Cola Co.	11.4	12.0
Procter & Gamble Co.	11.2	12.3
CVS Caremark Corp.	8.2	8.8
Kroger Co.	4.9	4.5
Altria Group, Inc.	4.9	4.9
Wal-Mart Stores, Inc.	4.9	3.3
Bunge Ltd.	2.8	2.5
Mead Johnson Nutrition Co. Class A	2.7	1.8
PepsiCo, Inc.	2.5	1.9
	68.0
Top Industries (% of fund's net assets)
As of February 28, 2014
Beverages	25.9%
Tobacco	24.3%
Food & Staples Retailing	19.3%
Household Products	13.3%
Food Products	13.1%
All Others*	4.1%

As of August 31, 2013
Beverages	27.1%
Tobacco	23.8%
Food & Staples Retailing	18.9%
Household Products	14.4%
Food Products	11.2%
All Others*	4.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Consumer Staples Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
BEVERAGES - 25.6%
Brewers - 3.5%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	264,272	$ 2,785,901
Anheuser-Busch InBev SA NV	239,590	25,059,691
SABMiller PLC	889,484	43,597,239
		71,442,831
Distillers & Vintners - 6.6%
Diageo PLC sponsored ADR (d)	349,126	43,888,629
Pernod Ricard SA	400,401	47,137,523
Remy Cointreau SA (d)	485,783	41,237,365
Treasury Wine Estates Ltd.	1,318,976	4,554,944
		136,818,461
Soft Drinks - 15.5%
Coca-Cola Bottling Co. Consolidated	69,562	5,261,670
Coca-Cola Central Japan Co. Ltd.	54,000	1,238,970
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (d)	47,229	4,579,796
Coca-Cola Icecek A/S	388,162	7,498,933
Embotelladora Andina SA:
ADR	266,112	4,859,205
sponsored ADR	197,000	4,540,850
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	56,787	4,862,103
PepsiCo, Inc.	642,023	51,406,782
The Coca-Cola Co.	6,123,818	233,929,848
		318,178,157
TOTAL BEVERAGES		526,439,449
FOOD & STAPLES RETAILING - 19.3%
Drug Retail - 8.6%
Clicks Group Ltd.	331,249	1,729,419
CVS Caremark Corp.	2,320,776	169,741,557
Drogasil SA	812,600	5,728,661
		177,199,637
Food Retail - 5.6%
Fresh Market, Inc. (a)	186,046	6,232,541
Kroger Co.	2,428,818	101,864,627
Whole Foods Market, Inc.	135,200	7,307,560
		115,404,728
Hypermarkets & Super Centers - 5.1%
Costco Wholesale Corp.	32,350	3,778,480
Wal-Mart Stores, Inc.	1,352,356	101,020,993
		104,799,473
TOTAL FOOD & STAPLES RETAILING		397,403,838

	Shares	Value
FOOD PRODUCTS - 13.1%
Agricultural Products - 5.1%
Archer Daniels Midland Co.	1,076,616	$ 43,710,610
Bunge Ltd.	712,413	56,715,199
SLC Agricola SA	658,600	5,069,935
		105,495,744
Packaged Foods & Meats - 8.0%
Annie's, Inc. (a)	154,114	5,776,193
Danone SA	76,131	5,368,431
Green Mountain Coffee Roasters, Inc. (d)	283,237	31,093,758
Lindt & Spruengli AG	126	7,315,736
Mead Johnson Nutrition Co. Class A	686,316	55,969,070
Nestle SA	326,295	24,650,014
Orion Corp.	6,025	5,045,034
The Hain Celestial Group, Inc. (a)	64,239	5,736,543
Ulker Biskuvi Sanayi A/S	784,525	4,348,120
Unilever NV (NY Reg.)	392,298	15,519,309
Want Want China Holdings Ltd.	1,511,000	2,297,492
		163,119,700
TOTAL FOOD PRODUCTS		268,615,444
HOTELS, RESTAURANTS & LEISURE - 0.3%
Restaurants - 0.3%
ARAMARK Holdings Corp.	192,500	5,420,800
HOUSEHOLD DURABLES - 0.2%
Housewares & Specialties - 0.2%
Tupperware Brands Corp.	59,500	4,676,700
HOUSEHOLD PRODUCTS - 13.3%
Household Products - 13.3%
Colgate-Palmolive Co.	599,575	37,671,297
Procter & Gamble Co.	2,918,165	229,542,859
Svenska Cellulosa AB (SCA) (B Shares)	173,300	5,262,532
		272,476,688
PERSONAL PRODUCTS - 1.2%
Personal Products - 1.2%
Hengan International Group Co. Ltd.	468,500	5,086,125
Herbalife Ltd.	99,890	6,652,674
L'Oreal SA	32,800	5,557,364
Nu Skin Enterprises, Inc. Class A	99,267	8,290,780
		25,586,943
PHARMACEUTICALS - 0.2%
Pharmaceuticals - 0.2%
Perrigo Co. PLC	31,306	5,147,959
TOBACCO - 24.3%
Tobacco - 24.3%
Altria Group, Inc.	2,793,645	101,297,568
British American Tobacco PLC sponsored ADR	2,740,345	298,122,129
Imperial Tobacco Group PLC	265,697	10,842,771
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
ITC Ltd.	1,620,070	$ 8,595,514
Japan Tobacco, Inc.	209,400	6,669,335
Lorillard, Inc.	472,461	23,178,937
Philip Morris International, Inc.	493,292	39,912,256
Souza Cruz SA	1,145,800	9,939,470
		498,557,980
TOTAL COMMON STOCKS (Cost $1,428,851,891)		2,004,325,801
Nonconvertible Preferred Stocks - 0.3%

BEVERAGES - 0.3%
Brewers - 0.3%
Ambev SA sponsored ADR (Cost $2,659,386)	1,049,610	7,557,192
Money Market Funds - 3.2%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	31,266,635	$ 31,266,635
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	33,900,423	33,900,423
TOTAL MONEY MARKET FUNDS (Cost $65,167,058)		65,167,058
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $1,496,678,335)		2,077,050,051
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(21,247,648)
NET ASSETS - 100%		$ 2,055,802,403
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,577
Fidelity Securities Lending Cash Central Fund	320,864
Total	$ 385,441
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,004,325,801	$ 1,942,578,330	$ 61,747,471	$ -
Nonconvertible Preferred Stocks	7,557,192	7,557,192	-	-
Money Market Funds	65,167,058	65,167,058	-	-
Total Investments in Securities:	$ 2,077,050,051	$ 2,015,302,580	$ 61,747,471	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	64.2%
United Kingdom	19.2%
France	4.9%
Bermuda	2.8%
Switzerland	1.6%
Brazil	1.3%
Belgium	1.2%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $32,976,456) - See accompanying schedule: Unaffiliated issuers (cost $1,431,511,277)	$ 2,011,882,993
Fidelity Central Funds (cost $65,167,058)	65,167,058
Total Investments (cost $1,496,678,335)		$ 2,077,050,051
Receivable for investments sold		15,188,121
Receivable for fund shares sold		2,001,501
Dividends receivable		2,179,086
Distributions receivable from Fidelity Central Funds		7,995
Prepaid expenses		13,509
Other receivables		33,397
Total assets		2,096,473,660

Liabilities
Payable for investments purchased	$ 508,506
Payable for fund shares redeemed	4,578,554
Accrued management fee	921,833
Distribution and service plan fees payable	239,461
Other affiliated payables	389,292
Other payables and accrued expenses	133,188
Collateral on securities loaned, at value	33,900,423
Total liabilities		40,671,257

Net Assets		$ 2,055,802,403
Net Assets consist of:
Paid in capital		$ 1,406,494,316
Undistributed net investment income		5,732,152
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		63,224,348
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		580,351,587
Net Assets		$ 2,055,802,403

Statement of Assets and Liabilities - continued

February 28, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($329,458,941 ÷ 3,746,838 shares)	$ 87.93

Maximum offering price per share (100/94.25 of $87.93)	$ 93.29
Class T: Net Asset Value and redemption price per share ($61,421,325 ÷ 703,024 shares)	$ 87.37

Maximum offering price per share (100/96.50 of $87.37)	$ 90.54
Class B: Net Asset Value and offering price per share ($17,388,145 ÷ 200,084 shares)A	$ 86.90

Class C: Net Asset Value and offering price per share ($164,668,872 ÷ 1,907,596 shares)A	$ 86.32

Consumer Staples: Net Asset Value, offering price and redemption price per share ($1,328,593,716 ÷ 15,010,780 shares)	$ 88.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($154,271,404 ÷ 1,746,536 shares)	$ 88.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 63,498,283
Interest		16
Income from Fidelity Central Funds		385,441
Total income		63,883,740

Expenses
Management fee	$ 13,210,712
Transfer agent fees	4,800,332
Distribution and service plan fees	2,848,704
Accounting and security lending fees	719,655
Custodian fees and expenses	107,674
Independent trustees' compensation	45,426
Registration fees	193,601
Audit	66,278
Legal	40,201
Interest	4,952
Miscellaneous	28,736
Total expenses before reductions	22,066,271
Expense reductions	(77,312)	21,988,959
Net investment income (loss)		41,894,781
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $10,350)	171,717,048
Foreign currency transactions	(76,530)
Total net realized gain (loss)		171,640,518
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $26,244)	26,576,541
Assets and liabilities in foreign currencies	12,410
Total change in net unrealized appreciation (depreciation)		26,588,951
Net gain (loss)		198,229,469
Net increase (decrease) in net assets resulting from operations		$ 240,124,250

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,894,781	$ 34,326,160
Net realized gain (loss)	171,640,518	94,809,727
Change in net unrealized appreciation (depreciation)	26,588,951	198,071,394
Net increase (decrease) in net assets resulting from operations	240,124,250	327,207,281
Distributions to shareholders from net investment income	(38,989,125)	(31,344,671)
Distributions to shareholders from net realized gain	(137,187,027)	(29,546,659)
Total distributions	(176,176,152)	(60,891,330)
Share transactions - net increase (decrease)	(294,831,730)	287,768,850
Redemption fees	32,907	35,035
Total increase (decrease) in net assets	(230,850,725)	554,119,836

Net Assets
Beginning of period	2,286,653,128	1,732,533,292
End of period (including undistributed net investment income of $5,732,152 and undistributed net investment income of $5,461,626, respectively)	$ 2,055,802,403	$ 2,286,653,128

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 85.67	$ 74.90	$ 67.65	$ 61.06	$ 43.94
Income from Investment Operations
Net investment income (loss) C	1.43	1.26	1.22	.98	.84
Net realized and unrealized gain (loss)	7.51	11.73	8.73	7.10	17.02
Total from investment operations	8.94	12.99	9.95	8.08	17.86
Distributions from net investment income	(1.44)	(1.08)	(1.06)	(.83)	(.74)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.68)	(2.22)	(2.70)	(1.49)	(.74)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 87.93	$ 85.67	$ 74.90	$ 67.65	$ 61.06
Total Return A,B	10.53%	17.60%	15.00%	13.27%	40.66%
Ratios to Average Net Assets D,F
Expenses before reductions	1.06%	1.08%	1.10%	1.11%	1.13%
Expenses net of fee waivers, if any	1.06%	1.08%	1.10%	1.11%	1.13%
Expenses net of all reductions	1.06%	1.08%	1.09%	1.11%	1.13%
Net investment income (loss)	1.61%	1.58%	1.74%	1.53%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 329,459	$ 277,329	$ 205,851	$ 160,526	$ 162,370
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 85.18	$ 74.49	$ 67.30	$ 60.77	$ 43.75
Income from Investment Operations
Net investment income (loss) C	1.18	1.03	1.01	.79	.66
Net realized and unrealized gain (loss)	7.46	11.68	8.68	7.05	16.95
Total from investment operations	8.64	12.71	9.69	7.84	17.61
Distributions from net investment income	(1.21)	(.88)	(.86)	(.65)	(.59)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.45)	(2.02)	(2.50)	(1.31)	(.59)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 87.37	$ 85.18	$ 74.49	$ 67.30	$ 60.77
Total Return A,B	10.23%	17.29%	14.67%	12.93%	40.24%
Ratios to Average Net Assets D,F
Expenses before reductions	1.33%	1.36%	1.38%	1.40%	1.44%
Expenses net of fee waivers, if any	1.33%	1.36%	1.38%	1.40%	1.44%
Expenses net of all reductions	1.33%	1.35%	1.38%	1.40%	1.44%
Net investment income (loss)	1.34%	1.30%	1.45%	1.24%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,421	$ 52,024	$ 39,047	$ 31,496	$ 29,662
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 84.72	$ 74.01	$ 66.83	$ 60.37	$ 43.53
Income from Investment Operations
Net investment income (loss) C	.71	.61	.64	.46	.37
Net realized and unrealized gain (loss)	7.40	11.61	8.61	6.98	16.82
Total from investment operations	8.11	12.22	9.25	7.44	17.19
Distributions from net investment income	(.69)	(.37)	(.43)	(.32)	(.35)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(5.93)	(1.51)	(2.07)	(.98)	(.35)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 86.90	$ 84.72	$ 74.01	$ 66.83	$ 60.37
Total Return A,B	9.63%	16.68%	14.06%	12.35%	39.48%
Ratios to Average Net Assets D,F
Expenses before reductions	1.86%	1.89%	1.91%	1.91%	1.97%
Expenses net of fee waivers, if any	1.86%	1.89%	1.91%	1.91%	1.97%
Expenses net of all reductions	1.86%	1.88%	1.90%	1.91%	1.97%
Net investment income (loss)	.81%	.78%	.93%	.73%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,388	$ 18,548	$ 19,330	$ 20,033	$ 21,099
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 84.28	$ 73.75	$ 66.71	$ 60.29	$ 43.46
Income from Investment Operations
Net investment income (loss) C	.75	.65	.68	.49	.41
Net realized and unrealized gain (loss)	7.36	11.55	8.59	7.00	16.80
Total from investment operations	8.11	12.20	9.27	7.49	17.21
Distributions from net investment income	(.84)	(.53)	(.59)	(.41)	(.38)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.07) I	(1.67)	(2.23)	(1.07)	(.38)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 86.32	$ 84.28	$ 73.75	$ 66.71	$ 60.29
Total Return A,B	9.70%	16.73%	14.14%	12.44%	39.59%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.83%	1.85%	1.86%	1.90%
Expenses net of fee waivers, if any	1.82%	1.83%	1.85%	1.86%	1.90%
Expenses net of all reductions	1.81%	1.82%	1.84%	1.85%	1.89%
Net investment income (loss)	.85%	.83%	.99%	.79%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 164,669	$ 134,966	$ 102,321	$ 81,239	$ 73,829
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 86.17	$ 75.29	$ 67.98	$ 61.34	$ 44.14
Income from Investment Operations
Net investment income (loss) B	1.69	1.48	1.42	1.14	.96
Net realized and unrealized gain (loss)	7.55	11.82	8.76	7.14	17.11
Total from investment operations	9.24	13.30	10.18	8.28	18.07
Distributions from net investment income	(1.66)	(1.28)	(1.24)	(.98)	(.87)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.90)	(2.42)	(2.87) H	(1.64)	(.87)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 88.51	$ 86.17	$ 75.29	$ 67.98	$ 61.34
Total Return A	10.82%	17.94%	15.30%	13.55%	40.96%
Ratios to Average Net Assets C,E
Expenses before reductions	.79%	.81%	.83%	.86%	.92%
Expenses net of fee waivers, if any	.79%	.81%	.83%	.86%	.92%
Expenses net of all reductions	.79%	.80%	.82%	.86%	.91%
Net investment income (loss)	1.88%	1.85%	2.01%	1.78%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,328,594	$ 1,425,055	$ 1,202,440	$ 877,548	$ 946,455
Portfolio turnover rate D	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 85.92	$ 75.14	$ 67.84	$ 61.26	$ 44.07
Income from Investment Operations
Net investment income (loss) B	1.66	1.45	1.39	1.15	.98
Net realized and unrealized gain (loss)	7.53	11.79	8.73	7.13	17.09
Total from investment operations	9.19	13.24	10.12	8.28	18.07
Distributions from net investment income	(1.54)	(1.32)	(1.19)	(1.04)	(.88)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.78)	(2.46)	(2.82) H	(1.70)	(.88)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 88.33	$ 85.92	$ 75.14	$ 67.84	$ 61.26
Total Return A	10.80%	17.90%	15.24%	13.57%	41.03%
Ratios to Average Net Assets C,E
Expenses before reductions	.82%	.85%	.87%	.87%	.86%
Expenses net of fee waivers, if any	.82%	.85%	.87%	.87%	.86%
Expenses net of all reductions	.82%	.84%	.87%	.87%	.86%
Net investment income (loss)	1.85%	1.81%	1.96%	1.77%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 154,271	$ 378,731	$ 163,544	$ 237,883	$ 36,152
Portfolio turnover rate D	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 593,130,470
Gross unrealized depreciation	(16,836,140)
Net unrealized appreciation (depreciation) on securities and other investments	$ 576,294,330

Tax Cost	$ 1,500,755,721

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,746,120
Undistributed long-term capital gain	$ 67,301,735
Net unrealized appreciation (depreciation)	$ 576,306,290

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 40,643,236	$ 31,344,671
Long-term Capital Gains	135,532,916	29,546,659
Total	$ 176,176,152	$ 60,891,330

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $723,925,161 and $1,068,680,050, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as an investment advisor to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of ..30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 797,394	$ 19,980
Class T	.25%	.25%	300,761	118
Class B	.75%	.25%	182,844	137,554
Class C	.75%	.25%	1,567,705	369,895
			$ 2,848,704	$ 527,547

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 256,782
Class T	27,091
Class B*	20,190
Class C*	17,772
$ 321,835

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 677,863.21
Class T	139,412.23
Class B	47,387.26
Class C	335,943.21
Consumer Staples	2,763,747.19
Institutional Class	835,980.22
	$ 4,800,332

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,975 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 19,104,440.31%		$ 4,091

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,774 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $320,864. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,763,571. The weighted average interest rate was .57%. The interest expense amounted to $861 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $68,126 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $57.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $9,129.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014	2013
From net investment income
Class A	$ 5,205,524	$ 3,290,973
Class T	826,286	500,306
Class B	138,623	82,480
Class C	1,548,556	820,066
Consumer Staples	26,141,452	20,759,081
Institutional Class	5,128,684	5,891,765
Total	$ 38,989,125	$ 31,344,671
From net realized gain
Class A	$ 18,454,866	$ 3,434,776
Class T	3,478,167	646,006
Class B	1,077,295	260,273
Class C	9,334,082	1,739,884
Consumer Staples	84,245,287	18,561,423
Institutional Class	20,597,330	4,904,297
Total	$ 137,187,027	$ 29,546,659

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	1,297,946	1,172,691	$ 115,706,038	$ 93,404,427
Reinvestment of distributions	234,768	72,806	20,739,532	5,768,631
Shares redeemed	(1,022,897)	(756,998)	(90,649,691)	(59,959,929)
Net increase (decrease)	509,817	488,499	$ 45,795,879	$ 39,213,129
Class T
Shares sold	171,739	146,374	$ 15,157,502	$ 11,640,258
Reinvestment of distributions	46,535	13,628	4,086,883	1,073,877
Shares redeemed	(126,021)	(73,443)	(11,017,450)	(5,785,079)
Net increase (decrease)	92,253	86,559	$ 8,226,935	$ 6,929,056
Class B
Shares sold	16,325	11,096	$ 1,431,261	$ 868,729
Reinvestment of distributions	11,472	3,553	1,003,061	278,056
Shares redeemed	(46,659)	(56,866)	(4,085,147)	(4,452,338)
Net increase (decrease)	(18,862)	(42,217)	$ (1,650,825)	$ (3,305,553)
Class C
Shares sold	622,483	479,940	$ 54,501,354	$ 37,531,069
Reinvestment of distributions	101,164	25,332	8,787,354	1,978,186
Shares redeemed	(417,359)	(291,408)	(36,266,564)	(22,752,561)
Net increase (decrease)	306,288	213,864	$ 27,022,144	$ 16,756,694
Consumer Staples
Shares sold	3,438,166	5,353,585	$ 309,005,043	$ 425,841,967
Reinvestment of distributions	1,188,981	474,945	105,681,529	37,790,378
Shares redeemed	(6,154,349)	(5,260,820)	(548,691,818)	(416,646,931)
Net increase (decrease)	(1,527,202)	567,710	$ (134,005,246)	$ 46,985,414
Institutional Class
Shares sold	2,006,485	3,475,040	$ 181,066,529	$ 279,763,267
Reinvestment of distributions	271,028	125,836	24,047,781	10,030,919
Shares redeemed	(4,939,085)	(1,369,230)	(445,334,927)	(108,604,076)
Net increase (decrease)	(2,661,572)	2,231,646	$ (240,220,617)	$ 181,190,110

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Gold Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-31.42%	-4.51%	2.86%
Class T (incl. 3.50% sales charge) B	-29.99%	-4.32%	2.91%
Class B (incl. contingent deferred sales charge) C	-31.39%	-4.44%	2.92%
Class C (incl. contingent deferred sales charge) D	-28.48%	-4.08%	2.91%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Class A on February 29, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Gold Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -27.24%, -27.45%, -27.78% and -27.75%, resepectively (excluding sales charges), compared with -30.17% for the S&P® Global BMI Gold Capped Index and 25.37% for the broadly based S&P 500® Index. For much of the period, gold and gold stocks were in what I believed was a concluding phase of a two-year correction. An approximate 15% drop in the commodity price hurt gold-mining stocks for the year, along with concerns that a higher interest rate environment would hurt the group. At the same time, some investors sold gold and gold-related stocks to buy strong-performing equities. Versus the industry benchmark, the fund was helped by overweighting outperforming names such as Osisko Mining and Rainy River Resources, whose stock prices both rose on takeover bids. I sold Rainy River before period end. Underweighting weak performer and index heavyweight Newmont Mining also helped, as it struggled with low production growth, country risk and high costs. Non-benchmark positions in gold and silver bullion contributed as more-defensive components. Conversely, the fund was hurt by stakes in Colossus Minerals, Detour Gold and Persus Mining. I significantly reduced our stake in Colossus by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.21%
Actual		$ 1,000.00	$ 948.70	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,018.79	$ 6.06
Class T	1.49%
Actual		$ 1,000.00	$ 947.70	$ 7.20
HypotheticalA		$ 1,000.00	$ 1,017.41	$ 7.45
Class B	1.97%
Actual		$ 1,000.00	$ 945.00	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.96%
Actual		$ 1,000.00	$ 945.20	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Gold	.93%
Actual		$ 1,000.00	$ 950.00	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.86%
Actual		$ 1,000.00	$ 950.40	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

B Annualized expense ratio reflects consolidated expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Consolidated Investment Changes (Unaudited)

Top Ten Holdings as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Gold Bullion	10.1	5.2
Goldcorp, Inc.	9.2	10.1
Barrick Gold Corp.	6.4	9.5
Randgold Resources Ltd. sponsored ADR	5.2	4.6
Silver Bullion	5.0	3.8
Newcrest Mining Ltd.	4.7	5.2
Yamana Gold, Inc.	4.4	4.9
Franco-Nevada Corp.	4.1	3.7
Eldorado Gold Corp.	3.9	4.8
AngloGold Ashanti Ltd. sponsored ADR	3.7	1.6
	56.7
Top Industries (% of fund's net assets)
As of February 28, 2014
Gold	83.2%
Commodities & Related Investments**	15.1%
Precious Metals & Minerals	0.7%
Diversified Metals & Mining	0.1%
Coal & Consumable Fuels	0.1%
Construction & Engineering	0.1%
All Others*	0.7%

As of August 31, 2013
Gold	89.4%
Commodities & Related Investments**	9.0%
Precious Metals & Minerals	0.9%
Diversified Metals & Mining	0.2%
Construction & Engineering	0.0%†
Coal & Consumable Fuels	0.0%†
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).
** Includes gold bullion and/or silver bullion.
† Amount represents less than 0.1%
Geographic Diversification (% of fund's net assets)
As of February 28, 2014
Canada	57.3%
United States of America*	20.4%
Australia	7.1%
South Africa	6.7%
Bailiwick of Jersey	6.5%
Bermuda	1.0%
Peru	0.5%
Cayman Islands	0.4%
United Kingdom	0.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of August 31, 2013
Canada	64.6%
United States of America*	14.5%
Australia	8.7%
Bailiwick of Jersey	5.8%
South Africa	5.0%
Bermuda	0.8%
Cayman Islands	0.4%
United Kingdom	0.1%
Peru	0.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 84.2%
	Shares	Value
Australia - 7.1%
CONSTRUCTION & ENGINEERING - 0.1%
Construction & Engineering - 0.1%
Boart Longyear Ltd. (d)	3,985,000	$ 1,084,584
METALS & MINING - 7.0%
Gold - 7.0%
Beadell Resources Ltd. (a)	10,603,618	7,191,225
Evolution Mining Ltd. (d)	2,371,395	1,978,567
Gryphon Minerals Ltd. (a)	5,060,010	790,178
Intrepid Mines Ltd.:
(Australia) (a)	8,469,798	1,965,086
(Canada) (a)	320,000	73,693
Kingsgate Consolidated NL	328,274	357,381
Medusa Mining Ltd. (a)	2,246,085	4,349,318
Newcrest Mining Ltd.	6,941,758	70,245,378
Papillon Resources Ltd. (a)	3,332,270	4,222,443
Perseus Mining Ltd.:
(Australia) (a)	3,240,134	1,243,273
(Canada) (a)	1,300,000	504,832
Ramelius Resources Ltd. (a)	980,000	126,803
Red 5 Ltd. (a)	1,326,000	130,158
Regis Resources Ltd.	2,672,293	5,436,935
Resolute Mining Ltd. (a)	2,988,261	1,613,278
Saracen Mineral Holdings Ltd. (a)(d)	4,816,787	1,310,969
Silver Lake Resources Ltd. (a)(d)	4,346,985	2,249,839
St Barbara Ltd. (a)(d)	4,283,377	1,337,795
Troy Resources NL (a)(d)	195,000	200,980
Troy Resources NL (f)	734,826	769,799
		106,097,930
TOTAL AUSTRALIA		107,182,514
Bailiwick of Jersey - 6.5%
METALS & MINING - 6.5%
Gold - 6.5%
Centamin PLC (a)	3,761,900	3,464,719
Lydian International Ltd. (a)	2,325,200	2,267,873
Polyus Gold International Ltd.	422,400	1,384,598
Polyus Gold International Ltd. sponsored GDR	3,919,931	12,543,779
Randgold Resources Ltd. sponsored ADR (d)	994,895	78,636,501
		98,297,470
Bermuda - 1.0%
METALS & MINING - 1.0%
Gold - 1.0%
Continental Gold Ltd. (a)	3,354,700	15,299,589
Canada - 57.3%
METALS & MINING - 57.3%
Diversified Metals & Mining - 0.1%
NovaCopper, Inc. (a)(d)	488,333	620,182

	Shares	Value
Rio Alto Mining Ltd. (a)	396,500	$ 845,065
Sabina Gold & Silver Corp. (a)	980,000	814,233
True Gold Mining, Inc. (a)	125,000	43,462
		2,322,942
Gold - 56.5%
Agnico Eagle Mines Ltd. (Canada) (d)	1,606,200	51,538,234
Alacer Gold Corp.	2,155,063	5,819,235
Alamos Gold, Inc.	1,113,300	10,667,491
Argonaut Gold, Inc. (a)	3,609,962	18,778,453
ATAC Resources Ltd. (a)	67,200	80,715
B2Gold Corp. (a)	14,237,858	41,146,162
Banro Corp. (a)(d)	2,326,482	1,365,676
Barrick Gold Corp. (d)	4,737,769	96,526,749
Belo Sun Mining Corp. (a)(d)	6,797,400	2,670,341
Centerra Gold, Inc.	1,422,400	6,371,448
Colossus Minerals, Inc. (a)(d)	802,600	28,993
Detour Gold Corp. (a)(d)	2,014,800	17,504,178
Detour Gold Corp. (a)(f)	785,900	6,827,741
Eldorado Gold Corp.	8,794,408	58,375,236
Franco-Nevada Corp. (d)	1,207,700	61,721,072
Gabriel Resources Ltd. (a)	1,040,600	1,127,716
Goldcorp, Inc.	5,119,400	137,636,176
Golden Queen Mining Co. Ltd. (a)	15,000	21,750
GoldQuest Mining Corp. (a)	2,318,500	764,249
Guyana Goldfields, Inc. (a)(d)	2,933,700	7,656,816
Guyana Goldfields, Inc. (a)(f)	155,000	404,543
IAMGOLD Corp.	3,279,400	12,172,251
Kinross Gold Corp.	9,990,691	52,150,451
Kinross Gold Corp. warrants 9/17/14 (a)	1,192,793	37,702
Kirkland Lake Gold, Inc. (a)(d)	501,000	1,827,906
Lake Shore Gold Corp. (a)(d)	3,226,600	2,651,681
Midas Gold Corp. (a)	100,500	88,946
New Gold, Inc. (a)	7,241,575	44,274,779
NGEx Resources, Inc. (a)	65,000	106,836
Novagold Resources, Inc. (a)(d)	2,346,200	8,666,087
OceanaGold Corp. (a)	2,892,300	6,921,878
Orezone Gold Corp. (a)	372,100	194,905
Osisko Mining Corp. (a)	1,094,331	6,967,429
Osisko Mining Corp. (a)(f)	3,000,000	19,100,515
Pilot Gold, Inc. (a)	1,418,150	1,959,514
Premier Gold Mines Ltd. (a)(e)	9,787,922	20,772,705
Pretium Resources, Inc. (a)(d)	914,538	5,740,124
Pretium Resources, Inc. (a)(f)	225,000	1,412,219
Pretium Resources, Inc. (a)(g)	225,000	1,412,219
Primero Mining Corp. (a)(d)	841,200	5,454,543
Probe Mines Ltd. (a)	85,000	253,319
Richmont Mines, Inc. (a)	240,900	402,479
Romarco Minerals, Inc. (a)	14,078,600	9,154,332
Romarco Minerals, Inc. (a)(f)	5,900,000	3,836,359
Rubicon Minerals Corp. (a)	5,302,102	7,182,474
Sandstorm Gold Ltd. (a)(d)	137,000	722,550
Seabridge Gold, Inc. (a)(d)	601,905	5,224,533
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
SEMAFO, Inc. (d)	2,740,000	$ 11,011,469
Sulliden Gold Corp. Ltd. (a)(d)	4,138,400	3,288,894
Teranga Gold Corp. (a)	85,000	86,743
Teranga Gold Corp. CDI unit (a)	3,430,974	3,459,642
Timmins Gold Corp. (a)	122,600	177,152
Torex Gold Resources, Inc. (a)	15,603,400	16,909,672
Yamana Gold, Inc.	6,670,100	66,743,166
		847,398,448
Precious Metals & Minerals - 0.7%
Chesapeake Gold Corp. (a)	12,000	37,930
Dalradian Resources, Inc. (a)(d)	56,000	43,493
Gold Standard Ventures Corp. (a)	425,400	284,291
MAG Silver Corp. (a)	191,000	1,564,499
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	7,570
Silver Wheaton Corp.	11,200	285,740
Tahoe Resources, Inc. (a)	328,900	7,716,808
Wildcat Silver Corp. (a)	75,200	40,069
		9,980,400
TOTAL METALS & MINING		859,701,790
Cayman Islands - 0.4%
METALS & MINING - 0.4%
Gold - 0.4%
Endeavour Mining Corp. (a)	8,117,400	5,864,644
Peru - 0.5%
METALS & MINING - 0.5%
Gold - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	589,700	7,430,220
South Africa - 6.7%
METALS & MINING - 6.7%
Gold - 6.7%
AngloGold Ashanti Ltd.	22,700	399,866
AngloGold Ashanti Ltd. sponsored ADR (d)	3,133,008	55,078,281
Gold Fields Ltd.	55,000	208,519
Gold Fields Ltd. sponsored ADR	6,317,026	23,309,826
Harmony Gold Mining Co. Ltd.	1,484,000	4,770,533
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	2,079,900	6,738,876
Sibanye Gold Ltd. ADR (d)	1,195,006	9,571,998
		100,077,899

	Shares	Value
United Kingdom - 0.1%
METALS & MINING - 0.1%
Gold - 0.1%
Patagonia Gold PLC (a)(d)	260,000	$ 42,994
Petropavlovsk PLC (d)	391,970	610,427
		653,421
Precious Metals & Minerals - 0.0%
Fresnillo PLC	10,000	159,333
TOTAL METALS & MINING		812,754
United States of America - 4.6%
METALS & MINING - 4.5%
Gold - 4.5%
Allied Nevada Gold Corp. (a)(d)	281,800	1,473,814
Allied Nevada Gold Corp. (Canada) (a)	30,000	156,900
Gold Resource Corp. (d)	100,000	515,000
McEwen Mining, Inc. (a)(d)	679,110	1,976,210
Newmont Mining Corp.	898,500	20,899,110
Royal Gold, Inc.	612,513	42,085,768
		67,106,802
OIL, GAS & CONSUMABLE FUELS - 0.1%
Coal & Consumable Fuels - 0.1%
Peabody Energy Corp.	97,400	1,710,342
TOTAL UNITED STATES OF AMERICA		68,817,144
TOTAL COMMON STOCKS (Cost $1,605,390,234)		1,263,484,024
Commodities - 15.1%
	Troy Ounces
Gold Bullion (a)	114,510	151,730,330
Silver Bullion (a)	3,500,000	74,139,100
TOTAL COMMODITIES (Cost $225,370,573)		225,869,430
Money Market Funds - 13.3%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	16,036,002	$ 16,036,002
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	183,742,153	183,742,153
TOTAL MONEY MARKET FUNDS (Cost $199,778,155)		199,778,155
TOTAL INVESTMENT PORTFOLIO - 112.6% (Cost $2,030,538,962)		1,689,131,609
NET OTHER ASSETS (LIABILITIES) - (12.6)%		(188,533,289)
NET ASSETS - 100%		$ 1,500,598,320
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,351,176 or 2.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,412,219 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 2,172,293
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,917
Fidelity Securities Lending Cash Central Fund	598,267
Total	$ 608,184
Consolidated Subsidiary	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 116,121,090	$ 472,317,716	$ 344,928,800	$ -	$ 225,764,683
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kimber Resources, Inc.	$ 3,981	$ -	$ 2,315	$ -	$ -
Kimber Resources, Inc. (144A)	1,379,164	-	774,753	-	-
Premier Gold Mines Ltd.	13,711,119	7,618,238	-	-	20,772,705
Total	$ 15,094,264	$ 7,618,238	$ 777,068	$ -	$ 20,772,705
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,263,484,024	$ 1,258,068,543	$ 5,386,488	$ 28,993
Commodities	225,869,430	225,869,430	-	-
Money Market Funds	199,778,155	199,778,155	-	-
Total Investments in Securities:	$ 1,689,131,609	$ 1,683,716,128	$ 5,386,488	$ 28,993

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $173,215,187) - See accompanying schedule: Unaffiliated issuers (cost $1,574,084,452)	$ 1,242,711,319
Fidelity Central Funds (cost $199,778,155)	199,778,155
Commodities (cost $225,370,573)	225,869,430
Other affiliated issuers (cost $31,305,782)	20,772,705
Total Investments (cost $2,030,538,962)		$ 1,689,131,609
Receivable for fund shares sold		3,772,643
Dividends receivable		310,264
Distributions receivable from Fidelity Central Funds		58,886
Prepaid expenses		5,836
Other receivables		21,725
Total assets		1,693,300,963

Liabilities
Payable to custodian bank	$ 9,165
Payable for investments purchased	3,614,909
Payable for fund shares redeemed	4,122,024
Accrued management fee	655,535
Distribution and service plan fees payable	50,221
Other affiliated payables	328,265
Other payables and accrued expenses	180,371
Collateral on securities loaned, at value	183,742,153
Total liabilities		192,702,643

Net Assets		$ 1,500,598,320
Net Assets consist of:
Paid in capital		$ 2,719,446,235
Accumulated net investment loss		(8,084)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(877,435,473)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(341,404,358)
Net Assets		$ 1,500,598,320

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2014
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,270,270 ÷ 2,737,792 shares)	$ 22.01

Maximum offering price per share (100/94.25 of $22.01)	$ 23.35
Class T: Net Asset Value and redemption price per share ($18,402,034 ÷ 846,824 shares)	$ 21.73

Maximum offering price per share (100/96.50 of $21.73)	$ 22.52
Class B: Net Asset Value and offering price per share ($4,372,559 ÷ 206,796 shares)A	$ 21.14

Class C: Net Asset Value and offering price per share ($33,810,663 ÷ 1,605,710 shares)A	$ 21.06

Gold: Net Asset Value, offering price and redemption price per share ($1,275,912,510 ÷ 56,923,383 shares)	$ 22.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($107,830,284 ÷ 4,811,938 shares)	$ 22.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Gold Portfolio
Consolidated Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 16,884,160
Interest		308
Income from Fidelity Central Funds		608,184
Total income		17,492,652

Expenses
Management fee	$ 8,556,432
Transfer agent fees	4,024,234
Distribution and service plan fees	572,954
Accounting and security lending fees	682,266
Custodian fees and expenses	354,790
Independent trustees' compensation	26,542
Registration fees	191,328
Audit	64,766
Legal	25,044
Interest	3,525
Miscellaneous	24,576
Total expenses before reductions	14,526,457
Expense reductions	(446,858)	14,079,599
Net investment income (loss)		3,413,053
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(547,572,843)
Other affiliated issuers	(4,162,175)
Commodities	(4,647,499)
Foreign currency transactions	(225,772)
Total net realized gain (loss)		(556,608,289)
Change in net unrealized appreciation (depreciation) on: Investments	(75,476,961)
Assets and liabilities in foreign currencies	13,851
Commodities	(12,614,823)
Total change in net unrealized appreciation (depreciation)		(88,077,933)
Net gain (loss)		(644,686,222)
Net increase (decrease) in net assets resulting from operations		$ (641,273,169)

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,413,053	$ 13,834,462
Net realized gain (loss)	(556,608,289)	(149,416,855)
Change in net unrealized appreciation (depreciation)	(88,077,933)	(1,263,115,883)
Net increase (decrease) in net assets resulting from operations	(641,273,169)	(1,398,698,276)
Share transactions - net increase (decrease)	(461,130,558)	(374,414,799)
Redemption fees	396,348	209,222
Total increase (decrease) in net assets	(1,102,007,379)	(1,772,903,853)

Net Assets
Beginning of period	2,602,605,699	4,375,509,552
End of period (including accumulated net investment loss of $8,084 and accumulated net investment loss of $129,693,237, respectively)	$ 1,500,598,320	$ 2,602,605,699

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 H	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.25	$ 45.37	$ 50.92	$ 40.50	$ 30.45
Income from Investment Operations
Net investment income (loss) C	- I	.07	(.13)	(.30)	(.25)
Net realized and unrealized gain (loss)	(8.25)	(15.19)	(2.83)	15.28	11.00
Total from investment operations	(8.25)	(15.12)	(2.96)	14.98	10.75
Distributions from net realized gain	-	-	(2.59)	(4.57)	(.71)
Redemption fees added to paid in capital C	.01	- I	- I	.01	.01
Net asset value, end of period	$ 22.01	$ 30.25	$ 45.37	$ 50.92	$ 40.50
Total Return A, B	(27.24)%	(33.33)%	(6.24)%	36.99%	35.19%
Ratios to Average Net Assets D, G
Expenses before reductions	1.21%	1.18%	1.14%	1.16%	1.21%
Expenses net of fee waivers, if any	1.19%	1.17%	1.14%	1.15%	1.19%
Expenses net of all reductions	1.18%	1.17%	1.14%	1.14%	1.17%
Net investment income (loss)	-% F	.18%	(.28)%	(.63)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,270	$ 101,202	$ 152,969	$ 149,178	$ 82,413
Portfolio turnover rate E	56%	18%	22%	35%	46%
ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FAmount represents less than .01%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share.

Consolidated Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.95	$ 45.04	$ 50.68	$ 40.34	$ 30.36
Income from Investment Operations
Net investment income (loss) C	(.06)	(.03)	(.27)	(.43)	(.36)
Net realized and unrealized gain (loss)	(8.17)	(15.06)	(2.80)	15.21	10.96
Total from investment operations	(8.23)	(15.09)	(3.07)	14.78	10.60
Distributions from net realized gain	-	-	(2.57)	(4.45)	(.63)
Redemption fees added to paid in capital C	.01	- H	- H	.01	.01
Net asset value, end of period	$ 21.73	$ 29.95	$ 45.04	$ 50.68	$ 40.34
Total Return A, B	(27.45)%	(33.50)%	(6.49)%	36.62%	34.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.49%	1.45%	1.43%	1.44%	1.51%
Expenses net of fee waivers, if any	1.47%	1.44%	1.42%	1.42%	1.49%
Expenses net of all reductions	1.46%	1.44%	1.42%	1.42%	1.47%
Net investment income (loss)	(.28)%	(.09)%	(.57)%	(.90)%	(.93)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,402	$ 24,913	$ 40,664	$ 45,846	$ 26,256
Portfolio turnover rate E	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.27	$ 44.24	$ 50.02	$ 39.87	$ 30.08
Income from Investment Operations
Net investment income (loss) C	(.16)	(.21)	(.49)	(.66)	(.55)
Net realized and unrealized gain (loss)	(7.98)	(14.76)	(2.76)	15.02	10.84
Total from investment operations	(8.14)	(14.97)	(3.25)	14.36	10.29
Distributions from net realized gain	-	-	(2.53)	(4.21)	(.51)
Redemption fees added to paid in capital C	.01	- H	- H	- H	.01
Net asset value, end of period	$ 21.14	$ 29.27	$ 44.24	$ 50.02	$ 39.87
Total Return A, B	(27.78)%	(33.84)%	(6.95)%	35.97%	34.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.93%	1.90%	1.93%	2.00%
Expenses net of fee waivers, if any	1.93%	1.92%	1.90%	1.92%	1.98%
Expenses net of all reductions	1.93%	1.91%	1.90%	1.91%	1.96%
Net investment income (loss)	(.75)%	(.57)%	(1.04)%	(1.39)%	(1.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,373	$ 9,423	$ 20,894	$ 26,837	$ 18,340
Portfolio turnover rate E	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share.

Consolidated Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.15	$ 44.05	$ 49.81	$ 39.75	$ 30.00
Income from Investment Operations
Net investment income (loss) C	(.16)	(.20)	(.47)	(.64)	(.53)
Net realized and unrealized gain (loss)	(7.94)	(14.70)	(2.76)	14.98	10.80
Total from investment operations	(8.10)	(14.90)	(3.23)	14.34	10.27
Distributions from net realized gain	-	-	(2.53)	(4.28)	(.53)
Redemption fees added to paid in capital C	.01	- H	- H	- H	.01
Net asset value, end of period	$ 21.06	$ 29.15	$ 44.05	$ 49.81	$ 39.75
Total Return A, B	(27.75)%	(33.83)%	(6.93)%	36.01%	34.15%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.93%	1.87%	1.89%	1.97%
Expenses net of fee waivers, if any	1.94%	1.92%	1.87%	1.88%	1.95%
Expenses net of all reductions	1.93%	1.91%	1.87%	1.87%	1.93%
Net investment income (loss)	(.76)%	(.57)%	(1.01)%	(1.35)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,811	$ 37,787	$ 67,996	$ 72,431	$ 38,624
Portfolio turnover rate E	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.72	$ 45.96	$ 51.44	$ 40.85	$ 30.67
Income from Investment Operations
Net investment income (loss) B	.06	.16	(.02)	(.18)	(.16)
Net realized and unrealized gain (loss)	(8.38)	(15.40)	(2.85)	15.43	11.10
Total from investment operations	(8.32)	(15.24)	(2.87)	15.25	10.94
Distributions from net realized gain	-	-	(2.61)	(4.67)	(.77)
Redemption fees added to paid in capital B	.01	- G	- G	.01	.01
Net asset value, end of period	$ 22.41	$ 30.72	$ 45.96	$ 51.44	$ 40.85
Total Return A	(27.05)%	(33.16)%	(6.00)%	37.35%	35.52%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	.93%	.89%	.91%	.98%
Expenses net of fee waivers, if any	.92%	.92%	.89%	.90%	.96%
Expenses net of all reductions	.91%	.92%	.89%	.89%	.94%
Net investment income (loss)	.27%	.43%	(.03)%	(.37)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,275,913	$ 2,301,019	$ 3,924,440	$ 4,250,249	$ 2,839,664
Portfolio turnover rate D	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.69	$ 45.87	$ 51.32	$ 40.77	$ 30.65
Income from Investment Operations
Net investment income (loss) B	.07	.20	.02	(.15)	(.15)
Net realized and unrealized gain (loss)	(8.36)	(15.38)	(2.85)	15.41	11.08
Total from investment operations	(8.29)	(15.18)	(2.83)	15.26	10.93
Distributions from net realized gain	-	-	(2.62)	(4.72)	(.82)
Redemption fees added to paid in capital B	.01	- G	- G	.01	.01
Net asset value, end of period	$ 22.41	$ 30.69	$ 45.87	$ 51.32	$ 40.77
Total Return A	(26.98)%	(33.09)%	(5.94)%	37.45%	35.50%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.84%	.82%	.85%	.95%
Expenses net of fee waivers, if any	.85%	.83%	.81%	.84%	.93%
Expenses net of all reductions	.84%	.82%	.81%	.83%	.91%
Net investment income (loss)	.34%	.52%	.04%	(.31)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,830	$ 128,262	$ 168,548	$ 137,246	$ 38,037
Portfolio turnover rate D	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2014

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Consolidated Subsidiary

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2014, the Fund held an investment of $225,764,683 in the Subsidiary, representing 15.0% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Investment Valuation - continued

the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Consolidated Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 176,511,772
Gross unrealized depreciation	(654,568,628)
Net unrealized appreciation (depreciation) on securities and other investments	$ (478,056,856)

Tax Cost	$ 2,167,083,719

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	(756,775,673)
Net unrealized appreciation (depreciation)	$ (478,053,861)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (124,603,254)
Long-term	(632,172,419)
Total capital loss carryforward	$ (756,775,673)

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $858,721,529 and $1,325,762,629, respectively.

Annual Report

Notes to Consolidated Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .58% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 161,900	$ 1,074
Class T	.25%	.25%	88,960	381
Class B	.75%	.25%	54,419	40,947
Class C	.75%	.25%	267,675	52,061
			$ 572,954	$ 94,463

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 37,429
Class T	9,708
Class B*	26,333
Class C*	6,034
$ 79,504

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 190,562.29
Class T	57,622.32
Class B	15,892.29
Class C	78,281.29
Gold	3,485,369.27
Institutional Class	196,508.20
	$ 4,024,234

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $30,538 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,641,313.34%		$ 3,525

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,662 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $598,267 and includes $70 from securities loaned to FCM.

Annual Report

Notes to Consolidated Financial Statements - continued

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $344,911. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $79,125 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $22,822.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	1,443,614	1,412,697	$ 31,671,750	$ 53,420,103
Shares redeemed	(2,051,264)	(1,438,620)	(45,809,186)	(53,775,838)
Net increase (decrease)	(607,650)	(25,923)	$ (14,137,436)	$ (355,735)
Class T
Shares sold	364,459	284,748	$ 7,796,316	$ 10,411,769
Shares redeemed	(349,602)	(355,685)	(7,601,870)	(13,010,570)
Net increase (decrease)	14,857	(70,937)	$ 194,446	$ (2,598,801)
Class B
Shares sold	23,041	16,804	$ 484,615	$ 624,661
Shares redeemed	(138,145)	(167,215)	(3,024,154)	(6,101,257)
Net increase (decrease)	(115,104)	(150,411)	$ (2,539,539)	$ (5,476,596)
Class C
Shares sold	877,429	311,882	$ 17,346,606	$ 11,372,831
Shares redeemed	(567,911)	(559,180)	(12,102,759)	(20,004,404)
Net increase (decrease)	309,518	(247,298)	$ 5,243,847	$ (8,631,573)
Gold
Shares sold	32,449,288	22,313,552	$ 718,341,081	$ 848,495,476
Shares redeemed	(50,439,253)	(32,795,078)	(1,182,529,714)	(1,225,752,483)
Net increase (decrease)	(17,989,965)	(10,481,526)	$ (464,188,633)	$ (377,257,007)
Institutional Class
Shares sold	2,126,861	1,354,134	$ 46,661,254	$ 51,488,741
Shares redeemed	(1,494,359)	(849,045)	(32,364,497)	(31,583,828)
Net increase (decrease)	632,502	505,089	$ 14,296,757	$ 19,904,913

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	13.53%	26.36%	11.79%
Class T (incl. 3.50% sales charge) B	15.90%	26.59%	11.81%
Class B (incl. contingent deferred sales charge) C	14.50%	26.72%	11.82%
Class C (incl. contingent deferred sales charge) D	18.56%	26.90%	11.82%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund was named Industrial Materials Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Class A on February 29, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Materials Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 20.46%, 20.10%, 19.50% and 19.56%, respectively (excluding sales charges), trailing the 24.53% advance of the MSCI® U.S. IMI Materials 25-50 Index and also lagging the S&P 500®. Versus the broader market, extreme weakness in gold and other precious metals weighed on the materials sector, while diversified chemicals and specialty chemicals were some of the stronger groups in the MSCI index. The fund's performance versus the MSCI index was held back the most by avoiding two large, strong-performing benchmark constituents, DuPont and Dow Chemical, for nearly the entire period. Both stocks were sold from the fund early in April. Gold miner Goldcorp, based in Canada, also was a significant detractor. Amid a sizable decline in the price of gold and rising exploration and production costs, I sold Goldcorp. Further weighing on our results was commodity chemicals manufacturer Axiall. Coal miner Peabody Energy worked against us as well. Goldcorp and Peabody Energy were not in the index. On the positive side, largely avoiding gold miner and index stock Newmont Mining, which I sold, made this stock easily the fund's largest relative contributor. Within the diversified metals & mining segment, not owning copper producer Freeport-McMoRan Copper & Gold, another index component, worked in our favor, as demand in this market remained lackluster. Positioning in the fertilizers & agricultural chemicals group also aided performance versus the MSCI index. The main performance boost from this group came from not owning weak-performing index stock Mosaic, a phosphate producer. Meanwhile, positioning in CF Industries Holdings, primarily a manufacturer of nitrogen fertilizer products, paid off for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.08%
Actual		$ 1,000.00	$ 1,152.50	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class T	1.39%
Actual		$ 1,000.00	$ 1,150.80	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 6.95
Class B	1.91%
Actual		$ 1,000.00	$ 1,147.80	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.84%
Actual		$ 1,000.00	$ 1,148.30	$ 9.80
HypotheticalA		$ 1,000.00	$ 1,015.67	$ 9.20
Materials	.81%
Actual		$ 1,000.00	$ 1,154.10	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,154.10	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	9.4	9.8
LyondellBasell Industries NV Class A	6.8	6.0
Praxair, Inc.	5.6	6.1
FMC Corp.	5.4	4.8
Eastman Chemical Co.	4.9	4.5
CF Industries Holdings, Inc.	4.4	1.5
Vulcan Materials Co.	3.9	2.9
Rock-Tenn Co. Class A	3.6	3.2
International Paper Co.	3.6	3.9
W.R. Grace & Co.	3.2	2.6
	50.8
Top Industries (% of fund's net assets)
As of February 28, 2014
Chemicals	69.7%
Containers & Packaging	9.8%
Metals & Mining	6.9%
Construction Materials	5.7%
Paper & Forest Products	4.7%
All Others*	3.2%

As of August 31, 2013
Chemicals	67.1%
Containers & Packaging	10.3%
Metals & Mining	9.7%
Paper & Forest Products	4.7%
Construction Materials	4.4%
All Others*	3.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Materials Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CHEMICALS - 69.7%
Commodity Chemicals - 11.7%
Axiall Corp.	1,153,057	$ 46,664,217
Cabot Corp.	968,987	52,460,956
LyondellBasell Industries NV Class A	1,586,496	139,738,568
Methanex Corp.	29,500	2,067,371
		240,931,112
Diversified Chemicals - 11.5%
Eastman Chemical Co.	1,144,130	100,031,286
FMC Corp.	1,449,536	111,875,188
Lanxess AG	144,255	10,708,414
Olin Corp. (d)	564,517	14,784,700
		237,399,588
Fertilizers & Agricultural Chemicals - 16.9%
CF Industries Holdings, Inc.	360,262	90,389,736
Intrepid Potash, Inc. (a)(d)	719,334	10,653,337
Monsanto Co.	1,753,830	192,956,376
Potash Corp. of Saskatchewan, Inc. (d)	1,647,520	54,456,093
		348,455,542
Industrial Gases - 7.4%
Airgas, Inc.	345,096	37,201,349
Praxair, Inc.	886,374	115,556,578
		152,757,927
Specialty Chemicals - 22.2%
Ashland, Inc.	294,815	27,821,692
Celanese Corp. Class A	500,993	26,748,016
Chemtura Corp. (a)	635,609	15,731,323
Cytec Industries, Inc.	308,814	29,235,421
Ecolab, Inc.	506,820	54,609,855
Ferro Corp. (a)	119,604	1,569,204
H.B. Fuller Co.	235,851	11,434,056
Innospec, Inc.	175,792	7,648,710
NewMarket Corp.	85,676	31,671,847
PPG Industries, Inc.	234,483	46,385,427
Royal DSM NV	245,999	15,719,579
RPM International, Inc.	411,449	17,223,255
Sherwin-Williams Co.	289,154	57,969,594
Sigma Aldrich Corp.	528,721	49,916,550
W.R. Grace & Co. (a)	646,640	65,530,498
		459,215,027
TOTAL CHEMICALS		1,438,759,196
CONSTRUCTION MATERIALS - 5.7%
Construction Materials - 5.7%
Eagle Materials, Inc.	426,955	37,742,822
Vulcan Materials Co.	1,163,835	79,059,312
		116,802,134

	Shares	Value
CONTAINERS & PACKAGING - 9.8%
Metal & Glass Containers - 2.7%
Aptargroup, Inc.	464,324	$ 30,724,319
Silgan Holdings, Inc.	495,965	23,910,473
		54,634,792
Paper Packaging - 7.1%
Graphic Packaging Holding Co. (a)	5,033,595	51,544,013
MeadWestvaco Corp.	590,966	22,119,857
Rock-Tenn Co. Class A	659,271	73,587,829
		147,251,699
TOTAL CONTAINERS & PACKAGING		201,886,491
METALS & MINING - 6.9%
Diversified Metals & Mining - 1.4%
Copper Mountain Mining Corp. (a)	4,161,827	8,268,779
First Quantum Minerals Ltd.	1,065,500	20,669,141
		28,937,920
Gold - 1.6%
Franco-Nevada Corp.	199,900	10,216,148
Royal Gold, Inc.	339,504	23,327,320
		33,543,468
Steel - 3.9%
Carpenter Technology Corp.	578,733	34,232,057
Haynes International, Inc.	53,562	2,652,926
Reliance Steel & Aluminum Co.	479,827	33,242,415
Worthington Industries, Inc.	256,272	10,215,002
		80,342,400
TOTAL METALS & MINING		142,823,788
OIL, GAS & CONSUMABLE FUELS - 2.3%
Coal & Consumable Fuels - 2.3%
Peabody Energy Corp.	2,685,037	47,149,250
PAPER & FOREST PRODUCTS - 4.7%
Forest Products - 0.3%
Boise Cascade Co.	242,804	7,184,570
Paper Products - 4.4%
International Paper Co.	1,504,502	73,555,103
P.H. Glatfelter Co.	568,979	17,268,513
		90,823,616
TOTAL PAPER & FOREST PRODUCTS		98,008,186
TOTAL COMMON STOCKS (Cost $1,492,773,571)		2,045,429,045
Convertible Bonds - 0.4%
	Principal Amount	Value
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Aspen Aerogels, Inc. 8% 6/1/14 (e) (Cost $7,861,200)	$ 7,861,200	$ 7,861,200
Money Market Funds - 3.6%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	8,860,056	8,860,056
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	64,829,475	64,829,475
TOTAL MONEY MARKET FUNDS (Cost $73,689,531)		73,689,531
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,574,324,302)		2,126,979,776
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(63,524,892)
NET ASSETS - 100%		$ 2,063,454,884
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,861,200 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 7,861,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 34,198
Fidelity Securities Lending Cash Central Fund	215,485
Total	$ 249,683
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,045,429,045	$ 2,045,429,045	$ -	$ -
Convertible Bonds	7,861,200	-	-	7,861,200
Money Market Funds	73,689,531	73,689,531	-	-
Total Investments in Securities:	$ 2,126,979,776	$ 2,119,118,576	$ -	$ 7,861,200
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.3%
Netherlands	7.6%
Canada	4.6%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $61,977,734) - See accompanying schedule: Unaffiliated issuers (cost $1,500,634,771)	$ 2,053,290,245
Fidelity Central Funds (cost $73,689,531)	73,689,531
Total Investments (cost $1,574,324,302)		$ 2,126,979,776
Receivable for fund shares sold		3,007,999
Dividends receivable		3,234,090
Interest receivable		1,894,269
Distributions receivable from Fidelity Central Funds		10,136
Prepaid expenses		9,111
Other receivables		34,983
Total assets		2,135,170,364

Liabilities
Payable for investments purchased	$ 2,070,473
Payable for fund shares redeemed	3,233,447
Accrued management fee	913,718
Distribution and service plan fees payable	177,975
Other affiliated payables	392,628
Other payables and accrued expenses	97,764
Collateral on securities loaned, at value	64,829,475
Total liabilities		71,715,480

Net Assets		$ 2,063,454,884
Net Assets consist of:
Paid in capital		$ 1,461,775,897
Distributions in excess of net investment income		(815,927)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		49,842,108
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		552,652,806
Net Assets		$ 2,063,454,884

Statement of Assets and Liabilities - continued

February 28, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($336,776,673 ÷ 3,895,161 shares)	$ 86.46

Maximum offering price per share (100/94.25 of $86.46)	$ 91.73
Class T: Net Asset Value and redemption price per share ($45,222,606 ÷ 525,895 shares)	$ 85.99

Maximum offering price per share (100/96.50 of $85.99)	$ 89.11
Class B: Net Asset Value and offering price per share ($8,671,300 ÷ 102,467 shares)A	$ 84.63

Class C: Net Asset Value and offering price per share ($106,879,410 ÷ 1,266,692 shares)A	$ 84.38

Materials: Net Asset Value, offering price and redemption price per share ($1,231,942,391 ÷ 14,191,659 shares)	$ 86.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($333,962,504 ÷ 3,853,549 shares)	$ 86.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 26,740,023
Interest		793,734
Income from Fidelity Central Funds		249,683
Total income		27,783,440

Expenses
Management fee	$ 9,962,330
Transfer agent fees	4,003,115
Distribution and service plan fees	1,856,070
Accounting and security lending fees	557,577
Custodian fees and expenses	37,485
Independent trustees' compensation	34,172
Registration fees	190,648
Audit	48,214
Legal	28,005
Miscellaneous	19,389
Total expenses before reductions	16,737,005
Expense reductions	(83,637)	16,653,368
Net investment income (loss)		11,130,072
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	105,183,777
Foreign currency transactions	(3,123)
Futures contracts	702,685
Total net realized gain (loss)		105,883,339
Change in net unrealized appreciation (depreciation) on: Investment securities	227,782,826
Assets and liabilities in foreign currencies	315
Futures contracts	(417,650)
Total change in net unrealized appreciation (depreciation)		227,365,491
Net gain (loss)		333,248,830
Net increase (decrease) in net assets resulting from operations		$ 344,378,902

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,130,072	$ 17,162,906
Net realized gain (loss)	105,883,339	19,850,674
Change in net unrealized appreciation (depreciation)	227,365,491	92,211,838
Net increase (decrease) in net assets resulting from operations	344,378,902	129,225,418
Distributions to shareholders from net investment income	(9,652,596)	(15,064,080)
Distributions to shareholders from net realized gain	(36,877,810)	(31,892,999)
Total distributions	(46,530,406)	(46,957,079)
Share transactions - net increase (decrease)	29,379,358	219,532,050
Redemption fees	36,980	63,898
Total increase (decrease) in net assets	327,264,834	301,864,287

Net Assets
Beginning of period	1,736,190,050	1,434,325,763
End of period (including distributions in excess of net investment income of $815,927 and undistributed net investment income of $1,139,006, respectively)	$ 2,063,454,884	$ 1,736,190,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.44	$ 69.23	$ 69.96	$ 52.54	$ 27.65
Income from Investment Operations
Net investment income (loss) C	.36	.70	.40	1.08 F	.30 G
Net realized and unrealized gain (loss)	14.56	5.69	(.35)	17.40	24.90
Total from investment operations	14.92	6.39	.05	18.48	25.20
Distributions from net investment income	(.30)	(.63)	(.40)	(1.06)	(.32)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	(.01)	-
Total distributions	(1.90)	(2.18)	(.78)	(1.07)	(.32)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 86.46	$ 73.44	$ 69.23	$ 69.96	$ 52.54
Total Return A, B	20.46%	9.40%	.21%	35.33%	91.25%
Ratios to Average Net Assets D, H
Expenses before reductions	1.10%	1.13%	1.13%	1.16%	1.23%
Expenses net of fee waivers, if any	1.10%	1.13%	1.13%	1.16%	1.23%
Expenses net of all reductions	1.09%	1.12%	1.13%	1.15%	1.22%
Net investment income (loss)	.45%	1.02%	.61%	1.81% F	.65% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 336,777	$ 219,627	$ 157,781	$ 124,160	$ 52,352
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .43%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.05	$ 68.91	$ 69.68	$ 52.35	$ 27.56
Income from Investment Operations
Net investment income (loss) C	.12	.50	.21	.90 F	.16 G
Net realized and unrealized gain (loss)	14.48	5.66	(.35)	17.34	24.81
Total from investment operations	14.60	6.16	(.14)	18.24	24.97
Distributions from net investment income	(.06)	(.46)	(.25)	(.92)	(.19)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	-	-
Total distributions	(1.66)	(2.02) L	(.63)	(.92)	(.19)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 85.99	$ 73.05	$ 68.91	$ 69.68	$ 52.35
Total Return A, B	20.10%	9.10%	(.09)%	34.98%	90.70%
Ratios to Average Net Assets D, H
Expenses before reductions	1.40%	1.42%	1.42%	1.44%	1.52%
Expenses net of fee waivers, if any	1.40%	1.42%	1.42%	1.44%	1.52%
Expenses net of all reductions	1.39%	1.41%	1.41%	1.43%	1.51%
Net investment income (loss)	.15%	.73%	.33%	1.54% F	.35% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,223	$ 37,860	$ 28,290	$ 25,570	$ 14,712
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share. LTotal distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 72.21	$ 68.13	$ 68.95	$ 51.86	$ 27.35
Income from Investment Operations
Net investment income (loss) C	(.28)	.16	(.11)	.60 F	(.07) G
Net realized and unrealized gain (loss)	14.28	5.57	(.33)	17.13	24.61
Total from investment operations	14.00	5.73	(.44)	17.73	24.54
Distributions from net investment income	-	(.10)	-	(.65)	(.04)
Distributions from net realized gain	(1.58)	(1.55)	(.38)	-	-
Total distributions	(1.58)	(1.65)	(.38)	(.65)	(.04)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 84.63	$ 72.21	$ 68.13	$ 68.95	$ 51.86
Total Return A, B	19.50%	8.55%	(.57)%	34.29%	89.79%
Ratios to Average Net Assets D, H
Expenses before reductions	1.90%	1.92%	1.91%	1.93%	2.02%
Expenses net of fee waivers, if any	1.90%	1.92%	1.91%	1.93%	2.02%
Expenses net of all reductions	1.90%	1.91%	1.91%	1.92%	2.01%
Net investment income (loss)	(.36)%	.24%	(.17)%	1.04% F	(.15)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,671	$ 10,218	$ 11,040	$ 13,507	$ 9,538
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 71.96	$ 67.98	$ 68.78	$ 51.79	$ 27.31
Income from Investment Operations
Net investment income (loss) C	(.23)	.18	(.10)	.61 F	(.06) G
Net realized and unrealized gain (loss)	14.23	5.55	(.32)	17.09	24.57
Total from investment operations	14.00	5.73	(.42)	17.70	24.51
Distributions from net investment income	-	(.20)	-	(.72)	(.04)
Distributions from net realized gain	(1.58)	(1.55)	(.38)	-	-
Total distributions	(1.58)	(1.75)	(.38)	(.72)	(.04)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 84.38	$ 71.96	$ 67.98	$ 68.78	$ 51.79
Total Return A, B	19.56%	8.58%	(.55)%	34.29%	89.82%
Ratios to Average Net Assets D, H
Expenses before reductions	1.85%	1.89%	1.89%	1.93%	2.01%
Expenses net of fee waivers, if any	1.85%	1.89%	1.89%	1.93%	2.01%
Expenses net of all reductions	1.84%	1.88%	1.89%	1.92%	2.00%
Net investment income (loss)	(.30)%	.26%	(.15)%	1.04% F	(.13)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,879	$ 75,007	$ 58,296	$ 46,525	$ 20,469
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2014	2013	2012 I	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.68	$ 69.41	$ 70.11	$ 52.61	$ 27.66
Income from Investment Operations
Net investment income (loss) B	.58	.90	.60	1.25 E	.43 F
Net realized and unrealized gain (loss)	14.63	5.71	(.37)	17.43	24.91
Total from investment operations	15.21	6.61	.23	18.68	25.34
Distributions from net investment income	(.48)	(.79)	(.55)	(1.16)	(.40)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	(.03)	-
Total distributions	(2.08)	(2.34)	(.93)	(1.19)	(.40)
Redemption fees added to paid in capital B	- J	- J	- J	.01	.01
Net asset value, end of period	$ 86.81	$ 73.68	$ 69.41	$ 70.11	$ 52.61
Total Return A	20.80%	9.71%	.49%	35.70%	91.77%
Ratios to Average Net Assets C, G
Expenses before reductions	.82%	.85%	.85%	.88%	.96%
Expenses net of fee waivers, if any	.82%	.85%	.85%	.88%	.96%
Expenses net of all reductions	.82%	.84%	.84%	.87%	.94%
Net investment income (loss)	.73%	1.30%	.90%	2.10% E	.92% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,231,942	$ 1,146,782	$ 1,089,619	$ 1,195,371	$ 604,475
Portfolio turnover rate D	53%	61%	94%	87%	104% H

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HThe portfolio turnover rate does not include the assets acquired in the merger. IFor the year ended February 29. JAmount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 I	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.57	$ 69.35	$ 70.05	$ 52.58	$ 27.66
Income from Investment Operations
Net investment income (loss) B	.59	.90	.60	1.28 E	.46 F
Net realized and unrealized gain (loss)	14.60	5.70	(.36)	17.40	24.89
Total from investment operations	15.19	6.60	.24	18.68	25.35
Distributions from net investment income	(.50)	(.83)	(.56)	(1.19)	(.44)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	(.03)	-
Total distributions	(2.10)	(2.38)	(.94)	(1.22)	(.44)
Redemption fees added to paid in capital B	- J	- J	- J	.01	.01
Net asset value, end of period	$ 86.66	$ 73.57	$ 69.35	$ 70.05	$ 52.58
Total Return A	20.81%	9.71%	.50%	35.73%	91.79%
Ratios to Average Net Assets C, G
Expenses before reductions	.81%	.85%	.84%	.86%	.94%
Expenses net of fee waivers, if any	.81%	.85%	.84%	.86%	.94%
Expenses net of all reductions	.81%	.84%	.83%	.85%	.93%
Net investment income (loss)	.74%	1.30%	.91%	2.11% E	.94% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 333,963	$ 246,696	$ 89,299	$ 85,130	$ 13,670
Portfolio turnover rate D	53%	61%	94%	87%	104% H

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HThe portfolio turnover rate does not include the assets acquired in the merger. IFor the year ended February 29. JAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), original issue discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 569,706,695
Gross unrealized depreciation	(24,615,148)
Net unrealized appreciation (depreciation) on securities and other investments	$ 545,091,547

Tax Cost	$ 1,581,888,229

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,483,951
Undistributed long-term capital gain	$ 56,642,887
Net unrealized appreciation (depreciation)	$ 545,088,879

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 10,087,395	$ 15,064,080
Long-term Capital Gains	36,443,011	31,892,999
Total	$ 46,530,406	$ 46,957,079

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Fiscal year of expiration:
2017	$ (1,422,248)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (2,526,023)

The Fund acquired $2,526,023 of capital loss carryforwards as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $702,685 and a change in net unrealized appreciation (depreciation) of $(417,650) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $974,328,461 and $946,309,029, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 668,160	$ 11,911
Class T	.25%	.25%	197,474	1,042
Class B	.75%	.25%	90,429	68,170
Class C	.75%	.25%	900,007	325,396
			$ 1,856,070	$ 406,519

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 166,569
Class T	13,304
Class B*	19,379
Class C*	16,753
$ 216,005

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

% of Average Net Assets
Class A	$ 648,808.24
Class T	115,141.29
Class B	27,231.30
Class C	218,786.24
Materials	2,491,421.22
Institutional Class	501,728.21
$ 4,003,115

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,613 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,473 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $215,485. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $76,091 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $122.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $7,424.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014	2013
From net investment income
Class A	$ 1,076,918	$ 1,631,593
Class T	29,833	221,281
Class B	-	14,451
Class C	-	183,511
Materials	6,872,385	11,420,509
Institutional Class	1,673,460	1,592,735
Total	$ 9,652,596	$ 15,064,080
From net realized gain
Class A	$ 5,762,988	$ 3,967,803
Class T	809,850	717,303
Class B	165,553	228,009
Class C	1,915,182	1,411,838
Materials	22,724,072	22,783,457
Institutional Class	5,500,165	2,784,589
Total	$ 36,877,810	$ 31,892,999

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	1,797,224	1,611,922	$ 142,257,752	$ 112,576,195
Reinvestment of distributions	72,401	68,775	5,951,034	4,804,595
Shares redeemed	(965,142)	(969,159)	(75,392,440)	(66,285,158)
Net increase (decrease)	904,483	711,538	$ 72,816,346	$ 51,095,632
Class T
Shares sold	170,035	205,283	$ 13,444,901	$ 14,234,477
Reinvestment of distributions	9,678	12,892	792,607	896,667
Shares redeemed	(172,106)	(110,407)	(13,187,903)	(7,498,384)
Net increase (decrease)	7,607	107,768	$ 1,049,605	$ 7,632,760
Class B
Shares sold	7,873	21,997	$ 603,147	$ 1,493,049
Reinvestment of distributions	1,836	3,022	148,096	207,121
Shares redeemed	(48,755)	(45,545)	(3,688,524)	(3,081,508)
Net increase (decrease)	(39,046)	(20,526)	$ (2,937,281)	$ (1,381,338)
Class C
Shares sold	450,706	423,105	$ 34,616,884	$ 29,248,360
Reinvestment of distributions	19,891	19,249	1,600,154	1,317,196
Shares redeemed	(246,286)	(257,585)	(18,989,979)	(17,263,032)
Net increase (decrease)	224,311	184,769	$ 17,227,059	$ 13,302,524
Materials
Shares sold	3,222,449	5,306,846	$ 254,476,294	$ 372,534,797
Reinvestment of distributions	341,183	464,930	28,082,183	32,543,457
Shares redeemed	(4,936,489)	(5,905,812)	(386,209,902)	(406,043,890)
Net increase (decrease)	(1,372,857)	(134,036)	$ (103,651,425)	$ (965,636)
Institutional Class
Shares sold	2,646,562	2,986,457	$ 209,408,784	$ 212,651,449
Reinvestment of distributions	73,103	54,139	6,019,071	3,797,777
Shares redeemed	(2,219,316)	(975,090)	(170,552,801)	(66,601,118)
Net increase (decrease)	500,349	2,065,506	$ 44,875,054	$ 149,848,108

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Telecommunications Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	9.33%	17.44%	5.88%
Class T (incl. 3.50% sales charge) B	11.60%	17.65%	5.91%
Class B (incl. contingent deferred sales charge) C	10.13%	17.74%	5.94%
Class C (incl. contingent deferred sales charge) D	14.20%	17.98%	5.94%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Class A on February 29, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Matthew Drukker, Portfolio Manager of Fidelity Advisor® Telecommunications Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 16.00%, 15.64%, 15.13% and 15.20%, respectively (excluding sales charges), underperforming the 17.26% result of the MSCI® U.S. IMI Telecommunications Services 25-50 Index and the broad-based S&P 500®. Versus the MSCI sector benchmark, underweighting Sprint - which dropped Nextel from its name in July after SoftBank became majority owner of the firm - was the biggest individual detractor. The stock outperformed later in the period amid reports of SoftBank's potential bid for T-Mobile. I held an underweighting, on average, in Sprint Nextel before the SoftBank deal was closed, and that position was one of the biggest contributors, as the stock underperformed. A smaller-than-index position in Leap Wireless International was detrimental. The stock surged in July when AT&T agreed to purchase the prepaid wireless carrier in a cash bid worth $1.2 billion. With smartphone penetration in the U.S. already above 70%, revenue growth slowed from new data-plan customers that historically helped support earnings. I thought AT&T would be most adversely affected, and underweighting the telecom stalwart was by far the fund's biggest relative contributor. Investors' renewed concern that competitive threats, predominantly from T-Mobile, could hinder future profit margins and growth, weighed on the stock for most of the year. Consequently, an overweighting, on average, in T-Mobile, where I saw greater growth prospects, also was the right call. I added the stock to the fund in May and shares took off in December amid reports that Japan-based SoftBank - the parent company of Sprint - was preparing a bid for the firm.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.17%
Actual		$ 1,000.00	$ 1,079.80	$ 6.03
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.48%
Actual		$ 1,000.00	$ 1,078.10	$ 7.63
Hypothetical A		$ 1,000.00	$ 1,017.46	$ 7.40
Class B	1.93%
Actual		$ 1,000.00	$ 1,075.60	$ 9.93
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.86%
Actual		$ 1,000.00	$ 1,076.10	$ 9.57
Hypothetical A		$ 1,000.00	$ 1,015.57	$ 9.30
Telecommunications	.84%
Actual		$ 1,000.00	$ 1,081.60	$ 4.34
Hypothetical A		$ 1,000.00	$ 1,020.63	$ 4.21
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,081.20	$ 4.70
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	23.9	22.7
AT&T, Inc.	9.7	9.6
American Tower Corp.	6.4	7.7
T-Mobile U.S., Inc.	5.9	3.1
CenturyLink, Inc.	4.3	3.7
SBA Communications Corp. Class A	4.3	5.7
Telephone & Data Systems, Inc.	3.5	2.5
Vodafone Group PLC sponsored ADR	2.9	4.6
Level 3 Communications, Inc.	2.4	2.7
Sprint Corp.	2.1	0.1
	65.4
Top Industries (% of fund's net assets)
As of February 28, 2014
Diversified Telecommunication Services	61.2%
Wireless Telecommunication Services	22.8%
Real Estate Investment Trusts	7.1%
Media	2.7%
Internet Software & Services	1.2%
All Others*	5.0%

As of August 31, 2013
Diversified Telecommunication Services	58.2%
Wireless Telecommunication Services	26.4%
Real Estate Investment Trusts	8.0%
Media	2.7%
Internet Software & Services	0.8%
All Others*	3.9%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Telecommunications Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 61.0%
Alternative Carriers - 14.9%
8x8, Inc. (a)	724,386	$ 7,664,004
Cogent Communications Group, Inc.	171,768	6,585,585
inContact, Inc. (a)	427,823	3,858,963
Iridium Communications, Inc. (a)(d)	548,976	3,579,324
Level 3 Communications, Inc. (a)	230,216	8,476,553
Lumos Networks Corp.	428,878	6,227,309
Premiere Global Services, Inc. (a)	413,383	4,675,362
Towerstream Corp. (a)(d)	830,224	2,191,791
TW Telecom, Inc. (a)	201,917	6,180,679
Vonage Holdings Corp. (a)	954,671	4,401,033
		53,840,603
Integrated Telecommunication Services - 46.1%
AT&T, Inc.	1,105,550	35,300,212
Atlantic Tele-Network, Inc.	98,900	6,481,906
Bezeq The Israeli Telecommunication Corp. Ltd.	1,170,300	1,897,802
BT Group PLC	2,709	18,632
CenturyLink, Inc.	501,078	15,663,698
Cincinnati Bell, Inc. (a)	1,058,914	3,547,362
Consolidated Communications Holdings, Inc. (d)	99,498	1,896,432
Frontier Communications Corp. (d)	1,562,083	7,622,965
General Communications, Inc. Class A (a)	161,996	1,686,378
Hawaiian Telcom Holdco, Inc. (a)	78,265	2,254,032
IDT Corp. Class B	109,565	1,966,692
Telenor ASA	41,800	923,472
Verizon Communications, Inc.	1,826,997	86,928,518
Windstream Holdings, Inc. (d)	169,082	1,356,038
		167,544,139
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		221,384,742
INTERNET SOFTWARE & SERVICES - 1.2%
Internet Software & Services - 1.2%
Earthlink Holdings Corp.	221,000	866,320
Equinix, Inc. (a)	10,101	1,918,786
Rackspace Hosting, Inc. (a)	43,500	1,599,495
		4,384,601
IT SERVICES - 0.5%
IT Consulting & Other Services - 0.5%
InterXion Holding N.V. (a)	81,100	1,945,589

	Shares	Value
MEDIA - 2.7%
Cable & Satellite - 2.7%
Altice S.A.	5,500	$ 239,137
DISH Network Corp. Class A (a)	86,004	5,060,475
Liberty Global PLC Class C	38,318	3,244,002
Shaw Communications, Inc. Class B (d)	53,700	1,241,991
		9,785,605
REAL ESTATE INVESTMENT TRUSTS - 7.1%
Office REITs - 0.7%
CyrusOne, Inc.	121,300	2,695,286
Specialized REITs - 6.4%
American Tower Corp.	284,390	23,169,253
TOTAL REAL ESTATE INVESTMENT TRUSTS		25,864,539
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Semiconductors - 0.7%
Broadcom Corp. Class A	79,831	2,372,577
SOFTWARE - 0.3%
Application Software - 0.3%
Interactive Intelligence Group, Inc. (a)	12,600	1,003,338
Synchronoss Technologies, Inc. (a)	203	6,979
		1,010,317
WIRELESS TELECOMMUNICATION SERVICES - 22.8%
Wireless Telecommunication Services - 22.8%
Boingo Wireless, Inc. (a)(d)	464,745	2,700,168
Crown Castle International Corp.	189	14,345
KDDI Corp.	32,400	1,981,443
Leap Wireless International, Inc. (a)	400	7,008
NII Holdings, Inc. (a)(d)	1,381,963	1,589,257
NTELOS Holdings Corp. (d)	103,288	1,443,966
RingCentral, Inc. (d)	27,700	599,705
SBA Communications Corp. Class A (a)	163,256	15,537,074
Shenandoah Telecommunications Co.	100,526	2,656,902
Sprint Corp. (a)	884,185	7,727,777
T-Mobile U.S., Inc. (a)	703,797	21,465,809
Tele2 AB (B Shares)	139,750	1,733,893
Telephone & Data Systems, Inc.	557,964	12,716,000
U.S. Cellular Corp.	64,300	2,320,587
Vodafone Group PLC sponsored ADR	251,641	10,460,716
		82,954,650
TOTAL COMMON STOCKS (Cost $314,097,848)		349,702,620
Nonconvertible Preferred Stocks - 0.2%

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Integrated Telecommunication Services - 0.2%
Oi SA sponsored ADR (d) (Cost $922,592)	543,500	826,120
Money Market Funds - 4.6%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c) (Cost $16,873,475)	16,873,475	$ 16,873,475
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $331,893,915)		367,402,215
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(4,124,630)
NET ASSETS - 100%		$ 363,277,585
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,528
Fidelity Securities Lending Cash Central Fund	228,474
Total	$ 239,002
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 349,702,620	$ 347,702,545	$ 2,000,075	$ -
Nonconvertible Preferred Stocks	826,120	826,120	-	-
Money Market Funds	16,873,475	16,873,475	-	-
Total Investments in Securities:	$ 367,402,215	$ 365,402,140	$ 2,000,075	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $15,320,193) - See accompanying schedule: Unaffiliated issuers (cost $315,020,440)	$ 350,528,740
Fidelity Central Funds (cost $16,873,475)	16,873,475
Total Investments (cost $331,893,915)		$ 367,402,215
Receivable for investments sold		26,858,175
Receivable for fund shares sold		443,447
Dividends receivable		2,103,947
Distributions receivable from Fidelity Central Funds		15,077
Prepaid expenses		2,594
Other receivables		39,916
Total assets		396,865,371

Liabilities
Payable to custodian bank	$ 870,746
Payable for investments purchased	14,311,597
Payable for fund shares redeemed	1,235,864
Accrued management fee	169,374
Distribution and service plan fees payable	8,467
Other affiliated payables	77,245
Other payables and accrued expenses	41,018
Collateral on securities loaned, at value	16,873,475
Total liabilities		33,587,786

Net Assets		$ 363,277,585
Net Assets consist of:
Paid in capital		$ 331,298,766
Undistributed net investment income		7,778,471
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,303,806)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		35,504,154
Net Assets		$ 363,277,585

Statement of Assets and Liabilities - continued

February 28, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,712,323 ÷ 131,364 shares)	$ 58.71

Maximum offering price per share (100/94.25 of $58.71)	$ 62.29
Class T: Net Asset Value and redemption price per share ($4,343,615 ÷ 74,247 shares)	$ 58.50

Maximum offering price per share (100/96.50 of $58.50)	$ 60.62
Class B: Net Asset Value and offering price per share ($546,464 ÷ 9,299 shares)A	$ 58.77

Class C: Net Asset Value and offering price per share ($5,522,628 ÷ 94,343 shares)A	$ 58.54

Telecommunications: Net Asset Value, offering price and redemption price per share ($343,548,418 ÷ 5,829,058 shares)	$ 58.94

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,604,137 ÷ 27,281 shares)	$ 58.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 11,161,992
Special dividends		7,304,521
Interest		23
Income from Fidelity Central Funds		239,002
Total income		18,705,538

Expenses
Management fee	$ 2,436,046
Transfer agent fees	952,642
Distribution and service plan fees	98,511
Accounting and security lending fees	174,567
Custodian fees and expenses	27,761
Independent trustees' compensation	8,414
Registration fees	81,316
Audit	56,946
Legal	8,437
Interest	1,149
Miscellaneous	5,478
Total expenses before reductions	3,851,267
Expense reductions	(114,701)	3,736,566
Net investment income (loss)		14,968,972
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,147,371
Foreign currency transactions	12,166
Total net realized gain (loss)		2,159,537
Change in net unrealized appreciation (depreciation) on: Investment securities	48,831,064
Assets and liabilities in foreign currencies	(2,016)
Total change in net unrealized appreciation (depreciation)		48,829,048
Net gain (loss)		50,988,585
Net increase (decrease) in net assets resulting from operations		$ 65,957,557

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,968,972	$ 9,261,556
Net realized gain (loss)	2,159,537	44,357,084
Change in net unrealized appreciation (depreciation)	48,829,048	3,165,741
Net increase (decrease) in net assets resulting from operations	65,957,557	56,784,381
Distributions to shareholders from net investment income	(8,506,759)	(8,401,078)
Distributions to shareholders from net realized gain	(32,511)	-
Total distributions	(8,539,270)	(8,401,078)
Share transactions - net increase (decrease)	(90,264,976)	(7,060,825)
Redemption fees	26,413	3,280
Total increase (decrease) in net assets	(32,820,276)	41,325,758

Net Assets
Beginning of period	396,097,861	354,772,103
End of period (including undistributed net investment income of $7,778,471 and undistributed net investment income of $1,584,319, respectively)	$ 363,277,585	$ 396,097,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.58	$ 46.12	$ 46.93	$ 37.64	$ 26.66
Income from Investment Operations
Net investment income (loss) C	1.76 K	.99	.56	.57	.67
Net realized and unrealized gain (loss)	6.48	5.43	(.86)	9.49	10.55
Total from investment operations	8.24	6.42	(.30)	10.06	11.22
Distributions from net investment income	(1.11)	(.96)	(.51)	(.77)	(.19)
Distributions from net realized gain	(.01)	-	-	-	(.05)
Total distributions	(1.11) J	(.96)	(.51)	(.77)	(.24) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.71	$ 51.58	$ 46.12	$ 46.93	$ 37.64
Total Return A, B	16.00%	13.97%	(.54)%	26.87%	42.07%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.18%	1.20%	1.20%	1.26%
Expenses net of fee waivers, if any	1.18%	1.18%	1.20%	1.20%	1.26%
Expenses net of all reductions	1.15%	1.17%	1.18%	1.18%	1.24%
Net investment income (loss)	3.08% K	2.01%	1.21%	1.35%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,712	$ 6,449	$ 4,677	$ 4,305	$ 3,343
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. J Total distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share. K Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.43%.

Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.41	$ 46.01	$ 46.81	$ 37.55	$ 26.68
Income from Investment Operations
Net investment income (loss) C	1.59 K	.85	.42	.45	.57
Net realized and unrealized gain (loss)	6.44	5.39	(.84)	9.47	10.54
Total from investment operations	8.03	6.24	(.42)	9.92	11.11
Distributions from net investment income	(.94)	(.84)	(.38)	(.66)	(.22)
Distributions from net realized gain	(.01)	-	-	-	(.03)
Total distributions	(.94) J	(.84)	(.38)	(.66)	(.24) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.50	$ 51.41	$ 46.01	$ 46.81	$ 37.55
Total Return A, B	15.64%	13.61%	(.82)%	26.54%	41.64%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.48%	1.49%	1.48%	1.55%
Expenses net of fee waivers, if any	1.48%	1.48%	1.49%	1.48%	1.55%
Expenses net of all reductions	1.45%	1.46%	1.47%	1.46%	1.53%
Net investment income (loss)	2.78% K	1.72%	.92%	1.06%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,344	$ 4,237	$ 2,702	$ 2,882	$ 2,051
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. J Total distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share. K Investment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.13%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.63	$ 46.14	$ 46.93	$ 37.60	$ 26.71
Income from Investment Operations
Net investment income (loss) C	1.33 J	.62	.21	.25	.40
Net realized and unrealized gain (loss)	6.48	5.42	(.83)	9.48	10.54
Total from investment operations	7.81	6.04	(.62)	9.73	10.94
Distributions from net investment income	(.66)	(.55)	(.17)	(.40)	(.04)
Distributions from net realized gain	(.01)	-	-	-	(.01)
Total distributions	(.67)	(.55)	(.17)	(.40)	(.05) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.77	$ 51.63	$ 46.14	$ 46.93	$ 37.60
Total Return A, B	15.13%	13.11%	(1.29)%	25.96%	40.97%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.93%	1.95%	1.95%	2.01%
Expenses net of fee waivers, if any	1.93%	1.93%	1.95%	1.95%	2.01%
Expenses net of all reductions	1.91%	1.92%	1.93%	1.93%	2.00%
Net investment income (loss)	2.32% J	1.26%	.47%	.60%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 546	$ 576	$ 596	$ 706	$ 641
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. J Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .67%.

Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.47	$ 46.02	$ 46.89	$ 37.61	$ 26.76
Income from Investment Operations
Net investment income (loss) C	1.36 J	.63	.22	.26	.41
Net realized and unrealized gain (loss)	6.46	5.41	(.84)	9.46	10.56
Total from investment operations	7.82	6.04	(.62)	9.72	10.97
Distributions from net investment income	(.74)	(.59)	(.25)	(.44)	(.10)
Distributions from net realized gain	(.01)	-	-	-	(.02)
Total distributions	(.75)	(.59)	(.25)	(.44)	(.12) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.54	$ 51.47	$ 46.02	$ 46.89	$ 37.61
Total Return A, B	15.20%	13.14%	(1.27)%	25.95%	41.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.88%	1.90%	1.93%	1.94%	2.01%
Expenses net of fee waivers, if any	1.88%	1.90%	1.93%	1.94%	2.01%
Expenses net of all reductions	1.85%	1.89%	1.91%	1.92%	2.00%
Net investment income (loss)	2.38% J	1.29%	.48%	.61%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,523	$ 4,353	$ 3,514	$ 3,035	$ 2,151
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. J Investment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .73%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.75	$ 46.26	$ 47.07	$ 37.73	$ 26.74
Income from Investment Operations
Net investment income (loss) B	1.96 J	1.15	.70	.69	.76
Net realized and unrealized gain (loss)	6.51	5.43	(.86)	9.52	10.59
Total from investment operations	8.47	6.58	(.16)	10.21	11.35
Distributions from net investment income	(1.28)	(1.09)	(.65)	(.87)	(.31)
Distributions from net realized gain	(.01)	-	-	-	(.05)
Total distributions	(1.28) I	(1.09)	(.65)	(.87)	(.36) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 58.94	$ 51.75	$ 46.26	$ 47.07	$ 37.73
Total Return A	16.40%	14.30%	(.23)%	27.24%	42.43%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.87%	.90%	.92%	.99%
Expenses net of fee waivers, if any	.85%	.87%	.90%	.92%	.99%
Expenses net of all reductions	.82%	.85%	.88%	.91%	.98%
Net investment income (loss)	3.41% J	2.33%	1.52%	1.62%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 343,548	$ 377,841	$ 342,262	$ 354,938	$ 279,704
Portfolio turnover rate D	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. I Total distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share. J Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.76%.

Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.65	$ 46.20	$ 47.02	$ 37.69	$ 26.73
Income from Investment Operations
Net investment income (loss) B	1.93 I	1.17	.70	.71	.84
Net realized and unrealized gain (loss)	6.48	5.42	(.88)	9.50	10.55
Total from investment operations	8.41	6.59	(.18)	10.21	11.39
Distributions from net investment income	(1.25)	(1.14)	(.64)	(.88)	(.38)
Distributions from net realized gain	(.01)	-	-	-	(.05)
Total distributions	(1.26)	(1.14)	(.64)	(.88)	(.43) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 58.80	$ 51.65	$ 46.20	$ 47.02	$ 37.69
Total Return A	16.30%	14.33%	(.26)%	27.27%	42.59%
Ratios to Average Net Assets C, E
Expenses before reductions	.91%	.85%	.89%	.91%	.86%
Expenses net of fee waivers, if any	.91%	.85%	.89%	.91%	.86%
Expenses net of all reductions	.88%	.83%	.87%	.89%	.84%
Net investment income (loss)	3.35% I	2.35%	1.52%	1.64%	2.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,604	$ 2,641	$ 1,022	$ 1,743	$ 1,101
Portfolio turnover rate D	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. I Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.70%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 50,421,115
Gross unrealized depreciation	(17,845,454)
Net unrealized appreciation (depreciation) on securities and other investments	$ 32,575,661

Tax Cost	$ 334,826,554

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,778,810
Capital loss carryforward	$ (4,297,851)
Net unrealized appreciation (depreciation)	$ 32,571,515

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (4,297,851)

The Fund intends to elect to defer to its next fiscal year $4,073,316 of capital losses recognized during the period November 1, 2013 to February 28, 2014.

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 8,539,270	$ 8,401,078

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $468,948,325 and $554,795,163, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 18,291	$ 583
Class T	.25%	.25%	21,936	-
Class B	.75%	.25%	5,661	4,246
Class C	.75%	.25%	52,623	12,851
			$ 98,511	$ 17,680

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,371
Class T	2,798
Class B*	370
Class C*	621
$ 12,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 21,689.30
Class T	15,148.35
Class B	1,702.30
Class C	12,956.25
Telecommunications	897,426.21
Institutional Class	3,721.27
	$ 952,642

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $29,221 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,090,231.32%		$ 1,149

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $879 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $228,474, including $38,531 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $112,854 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,847.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014	2013
From net investment income
Class A	$ 137,021	$ 115,461
Class T	71,145	65,641
Class B	6,457	6,964
Class C	68,251	43,780
Telecommunications	8,194,747	8,113,006
Institutional Class	29,138	56,226
Total	$ 8,506,759	$ 8,401,078
From net realized gain
Class A	$ 617	$ -
Class T	373	-
Class B	48	-
Class C	466	-
Telecommunications	30,889	-
Institutional Class	118	-
Total	$ 32,511	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	62,389	76,572	$ 3,565,235	$ 3,760,739
Reinvestment of distributions	2,113	1,839	123,157	92,540
Shares redeemed	(58,169)	(54,776)	(3,308,571)	(2,738,397)
Net increase (decrease)	6,333	23,635	$ 379,821	$ 1,114,882
Class T
Shares sold	23,341	48,620	$ 1,331,922	$ 2,392,044
Reinvestment of distributions	1,193	1,268	69,243	63,823
Shares redeemed	(32,706)	(26,195)	(1,852,992)	(1,317,712)
Net increase (decrease)	(8,172)	23,693	$ (451,827)	$ 1,138,155
Class B
Shares sold	135	3,053	$ 7,819	$ 144,445
Reinvestment of distributions	103	133	6,030	6,751
Shares redeemed	(2,095)	(4,941)	(116,496)	(248,673)
Net increase (decrease)	(1,857)	(1,755)	$ (102,647)	$ (97,477)
Class C
Shares sold	31,217	26,248	$ 1,769,477	$ 1,304,972
Reinvestment of distributions	819	594	47,679	29,972
Shares redeemed	(22,263)	(18,620)	(1,264,412)	(912,596)
Net increase (decrease)	9,773	8,222	$ 552,744	$ 422,348
Telecommunications
Shares sold	3,045,047	3,283,802	$ 171,993,078	$ 158,174,294
Reinvestment of distributions	136,279	156,090	7,951,397	7,859,416
Shares redeemed	(4,653,020)	(3,538,446)	(269,388,514)	(177,183,415)
Net increase (decrease)	(1,471,694)	(98,554)	$ (89,444,039)	$ (11,149,705)
Institutional Class
Shares sold	22,305	41,031	$ 1,294,531	$ 2,107,286
Reinvestment of distributions	405	986	23,701	49,926
Shares redeemed	(46,560)	(13,014)	(2,517,260)	(646,240)
Net increase (decrease)	(23,850)	29,003	$ (1,199,028)	$ 1,510,972

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial positions of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio (funds of Fidelity Select Portfolios) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 17, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/14/14	04/11/14	$0.216	$2.753
Class T	04/14/14	04/11/14	$0.176	$2.753
Class B	04/14/14	04/11/14	$0.100	$2.753
Class C	04/14/14	04/11/14	$0.110	$2.753
Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/14/14	04/11/14	$0.000	$0.000
Class T	04/14/14	04/11/14	$0.000	$0.000
Class B	04/14/14	04/11/14	$0.000	$0.000
Class C	04/14/14	04/11/14	$0.000	$0.000
Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/14/14	04/11/14	$0.082	$2.337
Class T	04/14/14	04/11/14	$0.039	$2.337
Class B	04/14/14	04/11/14	$0.000	$2.337
Class C	04/14/14	04/11/14	$0.000	$2.337
Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/14/14	04/11/14	$1.242	$0.000
Class T	04/14/14	04/11/14	$1.203	$0.000
Class B	04/14/14	04/11/14	$1.147	$0.000
Class C	04/14/14	04/11/14	$1.165	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$154,311,669
Materials Portfolio	$93,576,128

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2013	December 2013
Consumer Staples Portfolio
Class A	84%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Materials Portfolio
Class A	100%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	0%
Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

Annual Report

Distributions (Unaudited) - continued

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2013	December 2013
Consumer Staples Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Materials Portfolio
Class A	100%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	0%
Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between Consumer Staples Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	1,231,896,932.45	72.402
Against	59,201,079.18	3.479
Abstain	62,956,309.82	3.700
Broker Non-Vote	347,429,518.32	20.419
TOTAL	1,701,483,839.77	100.000
PROPOSAL 2
To approve a management contract between Gold Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	1,324,132,405.74	82.001
Against	87,695,443.27	5.431
Abstain	81,563,532.56	5.051
Broker Non-Vote	121,395,496.57	7.517
TOTAL	1,614,786,878.14	100.000
PROPOSAL 2
To approve a management contract between Materials Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	782,680,671.91	69.186
Against	33,398,286.37	2.953
Abstain	38,711,653.50	3.421
Broker Non-Vote	276,491,097.39	24.440
TOTAL	1,131,281,709.17	100.000
PROPOSAL 2
To approve a management contract between Telecommunications Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	208,420,238.27	81.880
Against	18,588,167.85	7.302
Abstain	11,559,235.71	4.541
Broker Non-Vote	15,977,976.37	6.277
TOTAL	254,545,618.20	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ASGMT-UANN-0414
1.845779.107

Fidelity Advisor

Focus Funds®

Institutional Class

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Fidelity Advisor® Consumer Staples Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Gold Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Consolidated Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Fidelity Advisor Materials Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Telecommunications Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® Consumer Staples Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	10.80%	19.25%	10.64%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund was named Food and Agriculture Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Institutional Class on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor® Consumer Staples Fund: For the year, the fund's Institutional Class shares returned 10.80%, underperforming the 15.64% gain of the sector benchmark, the MSCI® U.S. IMI Consumer Staples 25-50 Index, and the broadly based S&P 500®. Consumer staples stocks delivered a strong absolute return but trailed many other sectors, which is not unusual in a year when the broader market is up as strong as it was. Additionally, investors' preference for U.S.-based companies didn't help staples stocks overall - given their global nature - or the fund since I tend to focus on owning large multinational companies regardless of where they're based. Versus the sector benchmark, French firms Remy Cointreau and Pernod Ricard detracted the most, largely due to a sudden slowdown in their sales in China following new restrictions on gifting high-end spirits to government officials. It also hurt to hold a sizable non-index position in British American Tobacco (BAT), our largest holding. The company continued to put up impressive earnings, despite its shares struggling amid currency headwinds, global regulatory concerns for the tobacco industry and a lot of media attention on the potential long-term competitive impact of electronic cigarettes. But my long-term view of BAT's earnings growth remained unchanged. On the plus side, the fund's underweighting in Philip Morris contributed to relative performance. A big overweighting in retail pharmacy operator CVS Caremark also added nice value. CVS is a great example of a U.S.-based company that I think is poised for long-term growth, especially given its pharmacy benefit management (PBM) division's position to serve an aging U.S. population. Consistent with my process, though, I did modestly trim our stake late in the period as the stock's outperformance caused its valuation to become relatively less attractive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.06%
Actual		$ 1,000.00	$ 1,067.30	$ 5.43
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.33%
Actual		$ 1,000.00	$ 1,065.80	$ 6.81
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 6.66
Class B	1.85%
Actual		$ 1,000.00	$ 1,063.00	$ 9.46
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Class C	1.81%
Actual		$ 1,000.00	$ 1,063.10	$ 9.26
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Consumer Staples	.79%
Actual		$ 1,000.00	$ 1,068.70	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Institutional Class	.81%
Actual		$ 1,000.00	$ 1,068.70	$ 4.15
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	14.5	14.6
The Coca-Cola Co.	11.4	12.0
Procter & Gamble Co.	11.2	12.3
CVS Caremark Corp.	8.2	8.8
Kroger Co.	4.9	4.5
Altria Group, Inc.	4.9	4.9
Wal-Mart Stores, Inc.	4.9	3.3
Bunge Ltd.	2.8	2.5
Mead Johnson Nutrition Co. Class A	2.7	1.8
PepsiCo, Inc.	2.5	1.9
	68.0
Top Industries (% of fund's net assets)
As of February 28, 2014
Beverages	25.9%
Tobacco	24.3%
Food & Staples Retailing	19.3%
Household Products	13.3%
Food Products	13.1%
All Others*	4.1%

As of August 31, 2013
Beverages	27.1%
Tobacco	23.8%
Food & Staples Retailing	18.9%
Household Products	14.4%
Food Products	11.2%
All Others*	4.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Consumer Staples Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
BEVERAGES - 25.6%
Brewers - 3.5%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	264,272	$ 2,785,901
Anheuser-Busch InBev SA NV	239,590	25,059,691
SABMiller PLC	889,484	43,597,239
		71,442,831
Distillers & Vintners - 6.6%
Diageo PLC sponsored ADR (d)	349,126	43,888,629
Pernod Ricard SA	400,401	47,137,523
Remy Cointreau SA (d)	485,783	41,237,365
Treasury Wine Estates Ltd.	1,318,976	4,554,944
		136,818,461
Soft Drinks - 15.5%
Coca-Cola Bottling Co. Consolidated	69,562	5,261,670
Coca-Cola Central Japan Co. Ltd.	54,000	1,238,970
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (d)	47,229	4,579,796
Coca-Cola Icecek A/S	388,162	7,498,933
Embotelladora Andina SA:
ADR	266,112	4,859,205
sponsored ADR	197,000	4,540,850
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	56,787	4,862,103
PepsiCo, Inc.	642,023	51,406,782
The Coca-Cola Co.	6,123,818	233,929,848
		318,178,157
TOTAL BEVERAGES		526,439,449
FOOD & STAPLES RETAILING - 19.3%
Drug Retail - 8.6%
Clicks Group Ltd.	331,249	1,729,419
CVS Caremark Corp.	2,320,776	169,741,557
Drogasil SA	812,600	5,728,661
		177,199,637
Food Retail - 5.6%
Fresh Market, Inc. (a)	186,046	6,232,541
Kroger Co.	2,428,818	101,864,627
Whole Foods Market, Inc.	135,200	7,307,560
		115,404,728
Hypermarkets & Super Centers - 5.1%
Costco Wholesale Corp.	32,350	3,778,480
Wal-Mart Stores, Inc.	1,352,356	101,020,993
		104,799,473
TOTAL FOOD & STAPLES RETAILING		397,403,838

	Shares	Value
FOOD PRODUCTS - 13.1%
Agricultural Products - 5.1%
Archer Daniels Midland Co.	1,076,616	$ 43,710,610
Bunge Ltd.	712,413	56,715,199
SLC Agricola SA	658,600	5,069,935
		105,495,744
Packaged Foods & Meats - 8.0%
Annie's, Inc. (a)	154,114	5,776,193
Danone SA	76,131	5,368,431
Green Mountain Coffee Roasters, Inc. (d)	283,237	31,093,758
Lindt & Spruengli AG	126	7,315,736
Mead Johnson Nutrition Co. Class A	686,316	55,969,070
Nestle SA	326,295	24,650,014
Orion Corp.	6,025	5,045,034
The Hain Celestial Group, Inc. (a)	64,239	5,736,543
Ulker Biskuvi Sanayi A/S	784,525	4,348,120
Unilever NV (NY Reg.)	392,298	15,519,309
Want Want China Holdings Ltd.	1,511,000	2,297,492
		163,119,700
TOTAL FOOD PRODUCTS		268,615,444
HOTELS, RESTAURANTS & LEISURE - 0.3%
Restaurants - 0.3%
ARAMARK Holdings Corp.	192,500	5,420,800
HOUSEHOLD DURABLES - 0.2%
Housewares & Specialties - 0.2%
Tupperware Brands Corp.	59,500	4,676,700
HOUSEHOLD PRODUCTS - 13.3%
Household Products - 13.3%
Colgate-Palmolive Co.	599,575	37,671,297
Procter & Gamble Co.	2,918,165	229,542,859
Svenska Cellulosa AB (SCA) (B Shares)	173,300	5,262,532
		272,476,688
PERSONAL PRODUCTS - 1.2%
Personal Products - 1.2%
Hengan International Group Co. Ltd.	468,500	5,086,125
Herbalife Ltd.	99,890	6,652,674
L'Oreal SA	32,800	5,557,364
Nu Skin Enterprises, Inc. Class A	99,267	8,290,780
		25,586,943
PHARMACEUTICALS - 0.2%
Pharmaceuticals - 0.2%
Perrigo Co. PLC	31,306	5,147,959
TOBACCO - 24.3%
Tobacco - 24.3%
Altria Group, Inc.	2,793,645	101,297,568
British American Tobacco PLC sponsored ADR	2,740,345	298,122,129
Imperial Tobacco Group PLC	265,697	10,842,771
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
ITC Ltd.	1,620,070	$ 8,595,514
Japan Tobacco, Inc.	209,400	6,669,335
Lorillard, Inc.	472,461	23,178,937
Philip Morris International, Inc.	493,292	39,912,256
Souza Cruz SA	1,145,800	9,939,470
		498,557,980
TOTAL COMMON STOCKS (Cost $1,428,851,891)		2,004,325,801
Nonconvertible Preferred Stocks - 0.3%

BEVERAGES - 0.3%
Brewers - 0.3%
Ambev SA sponsored ADR (Cost $2,659,386)	1,049,610	7,557,192
Money Market Funds - 3.2%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	31,266,635	$ 31,266,635
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	33,900,423	33,900,423
TOTAL MONEY MARKET FUNDS (Cost $65,167,058)		65,167,058
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $1,496,678,335)		2,077,050,051
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(21,247,648)
NET ASSETS - 100%		$ 2,055,802,403
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,577
Fidelity Securities Lending Cash Central Fund	320,864
Total	$ 385,441
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,004,325,801	$ 1,942,578,330	$ 61,747,471	$ -
Nonconvertible Preferred Stocks	7,557,192	7,557,192	-	-
Money Market Funds	65,167,058	65,167,058	-	-
Total Investments in Securities:	$ 2,077,050,051	$ 2,015,302,580	$ 61,747,471	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	64.2%
United Kingdom	19.2%
France	4.9%
Bermuda	2.8%
Switzerland	1.6%
Brazil	1.3%
Belgium	1.2%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $32,976,456) - See accompanying schedule: Unaffiliated issuers (cost $1,431,511,277)	$ 2,011,882,993
Fidelity Central Funds (cost $65,167,058)	65,167,058
Total Investments (cost $1,496,678,335)		$ 2,077,050,051
Receivable for investments sold		15,188,121
Receivable for fund shares sold		2,001,501
Dividends receivable		2,179,086
Distributions receivable from Fidelity Central Funds		7,995
Prepaid expenses		13,509
Other receivables		33,397
Total assets		2,096,473,660

Liabilities
Payable for investments purchased	$ 508,506
Payable for fund shares redeemed	4,578,554
Accrued management fee	921,833
Distribution and service plan fees payable	239,461
Other affiliated payables	389,292
Other payables and accrued expenses	133,188
Collateral on securities loaned, at value	33,900,423
Total liabilities		40,671,257

Net Assets		$ 2,055,802,403
Net Assets consist of:
Paid in capital		$ 1,406,494,316
Undistributed net investment income		5,732,152
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		63,224,348
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		580,351,587
Net Assets		$ 2,055,802,403

Statement of Assets and Liabilities - continued

February 28, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($329,458,941 ÷ 3,746,838 shares)	$ 87.93

Maximum offering price per share (100/94.25 of $87.93)	$ 93.29
Class T: Net Asset Value and redemption price per share ($61,421,325 ÷ 703,024 shares)	$ 87.37

Maximum offering price per share (100/96.50 of $87.37)	$ 90.54
Class B: Net Asset Value and offering price per share ($17,388,145 ÷ 200,084 shares)A	$ 86.90

Class C: Net Asset Value and offering price per share ($164,668,872 ÷ 1,907,596 shares)A	$ 86.32

Consumer Staples: Net Asset Value, offering price and redemption price per share ($1,328,593,716 ÷ 15,010,780 shares)	$ 88.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($154,271,404 ÷ 1,746,536 shares)	$ 88.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 63,498,283
Interest		16
Income from Fidelity Central Funds		385,441
Total income		63,883,740

Expenses
Management fee	$ 13,210,712
Transfer agent fees	4,800,332
Distribution and service plan fees	2,848,704
Accounting and security lending fees	719,655
Custodian fees and expenses	107,674
Independent trustees' compensation	45,426
Registration fees	193,601
Audit	66,278
Legal	40,201
Interest	4,952
Miscellaneous	28,736
Total expenses before reductions	22,066,271
Expense reductions	(77,312)	21,988,959
Net investment income (loss)		41,894,781
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $10,350)	171,717,048
Foreign currency transactions	(76,530)
Total net realized gain (loss)		171,640,518
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $26,244)	26,576,541
Assets and liabilities in foreign currencies	12,410
Total change in net unrealized appreciation (depreciation)		26,588,951
Net gain (loss)		198,229,469
Net increase (decrease) in net assets resulting from operations		$ 240,124,250

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,894,781	$ 34,326,160
Net realized gain (loss)	171,640,518	94,809,727
Change in net unrealized appreciation (depreciation)	26,588,951	198,071,394
Net increase (decrease) in net assets resulting from operations	240,124,250	327,207,281
Distributions to shareholders from net investment income	(38,989,125)	(31,344,671)
Distributions to shareholders from net realized gain	(137,187,027)	(29,546,659)
Total distributions	(176,176,152)	(60,891,330)
Share transactions - net increase (decrease)	(294,831,730)	287,768,850
Redemption fees	32,907	35,035
Total increase (decrease) in net assets	(230,850,725)	554,119,836

Net Assets
Beginning of period	2,286,653,128	1,732,533,292
End of period (including undistributed net investment income of $5,732,152 and undistributed net investment income of $5,461,626, respectively)	$ 2,055,802,403	$ 2,286,653,128

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 85.67	$ 74.90	$ 67.65	$ 61.06	$ 43.94
Income from Investment Operations
Net investment income (loss) C	1.43	1.26	1.22	.98	.84
Net realized and unrealized gain (loss)	7.51	11.73	8.73	7.10	17.02
Total from investment operations	8.94	12.99	9.95	8.08	17.86
Distributions from net investment income	(1.44)	(1.08)	(1.06)	(.83)	(.74)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.68)	(2.22)	(2.70)	(1.49)	(.74)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 87.93	$ 85.67	$ 74.90	$ 67.65	$ 61.06
Total Return A,B	10.53%	17.60%	15.00%	13.27%	40.66%
Ratios to Average Net Assets D,F
Expenses before reductions	1.06%	1.08%	1.10%	1.11%	1.13%
Expenses net of fee waivers, if any	1.06%	1.08%	1.10%	1.11%	1.13%
Expenses net of all reductions	1.06%	1.08%	1.09%	1.11%	1.13%
Net investment income (loss)	1.61%	1.58%	1.74%	1.53%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 329,459	$ 277,329	$ 205,851	$ 160,526	$ 162,370
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 85.18	$ 74.49	$ 67.30	$ 60.77	$ 43.75
Income from Investment Operations
Net investment income (loss) C	1.18	1.03	1.01	.79	.66
Net realized and unrealized gain (loss)	7.46	11.68	8.68	7.05	16.95
Total from investment operations	8.64	12.71	9.69	7.84	17.61
Distributions from net investment income	(1.21)	(.88)	(.86)	(.65)	(.59)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.45)	(2.02)	(2.50)	(1.31)	(.59)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 87.37	$ 85.18	$ 74.49	$ 67.30	$ 60.77
Total Return A,B	10.23%	17.29%	14.67%	12.93%	40.24%
Ratios to Average Net Assets D,F
Expenses before reductions	1.33%	1.36%	1.38%	1.40%	1.44%
Expenses net of fee waivers, if any	1.33%	1.36%	1.38%	1.40%	1.44%
Expenses net of all reductions	1.33%	1.35%	1.38%	1.40%	1.44%
Net investment income (loss)	1.34%	1.30%	1.45%	1.24%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,421	$ 52,024	$ 39,047	$ 31,496	$ 29,662
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 84.72	$ 74.01	$ 66.83	$ 60.37	$ 43.53
Income from Investment Operations
Net investment income (loss) C	.71	.61	.64	.46	.37
Net realized and unrealized gain (loss)	7.40	11.61	8.61	6.98	16.82
Total from investment operations	8.11	12.22	9.25	7.44	17.19
Distributions from net investment income	(.69)	(.37)	(.43)	(.32)	(.35)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(5.93)	(1.51)	(2.07)	(.98)	(.35)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 86.90	$ 84.72	$ 74.01	$ 66.83	$ 60.37
Total Return A,B	9.63%	16.68%	14.06%	12.35%	39.48%
Ratios to Average Net Assets D,F
Expenses before reductions	1.86%	1.89%	1.91%	1.91%	1.97%
Expenses net of fee waivers, if any	1.86%	1.89%	1.91%	1.91%	1.97%
Expenses net of all reductions	1.86%	1.88%	1.90%	1.91%	1.97%
Net investment income (loss)	.81%	.78%	.93%	.73%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,388	$ 18,548	$ 19,330	$ 20,033	$ 21,099
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 84.28	$ 73.75	$ 66.71	$ 60.29	$ 43.46
Income from Investment Operations
Net investment income (loss) C	.75	.65	.68	.49	.41
Net realized and unrealized gain (loss)	7.36	11.55	8.59	7.00	16.80
Total from investment operations	8.11	12.20	9.27	7.49	17.21
Distributions from net investment income	(.84)	(.53)	(.59)	(.41)	(.38)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.07) I	(1.67)	(2.23)	(1.07)	(.38)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 86.32	$ 84.28	$ 73.75	$ 66.71	$ 60.29
Total Return A,B	9.70%	16.73%	14.14%	12.44%	39.59%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.83%	1.85%	1.86%	1.90%
Expenses net of fee waivers, if any	1.82%	1.83%	1.85%	1.86%	1.90%
Expenses net of all reductions	1.81%	1.82%	1.84%	1.85%	1.89%
Net investment income (loss)	.85%	.83%	.99%	.79%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 164,669	$ 134,966	$ 102,321	$ 81,239	$ 73,829
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 86.17	$ 75.29	$ 67.98	$ 61.34	$ 44.14
Income from Investment Operations
Net investment income (loss) B	1.69	1.48	1.42	1.14	.96
Net realized and unrealized gain (loss)	7.55	11.82	8.76	7.14	17.11
Total from investment operations	9.24	13.30	10.18	8.28	18.07
Distributions from net investment income	(1.66)	(1.28)	(1.24)	(.98)	(.87)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.90)	(2.42)	(2.87) H	(1.64)	(.87)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 88.51	$ 86.17	$ 75.29	$ 67.98	$ 61.34
Total Return A	10.82%	17.94%	15.30%	13.55%	40.96%
Ratios to Average Net Assets C,E
Expenses before reductions	.79%	.81%	.83%	.86%	.92%
Expenses net of fee waivers, if any	.79%	.81%	.83%	.86%	.92%
Expenses net of all reductions	.79%	.80%	.82%	.86%	.91%
Net investment income (loss)	1.88%	1.85%	2.01%	1.78%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,328,594	$ 1,425,055	$ 1,202,440	$ 877,548	$ 946,455
Portfolio turnover rate D	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 85.92	$ 75.14	$ 67.84	$ 61.26	$ 44.07
Income from Investment Operations
Net investment income (loss) B	1.66	1.45	1.39	1.15	.98
Net realized and unrealized gain (loss)	7.53	11.79	8.73	7.13	17.09
Total from investment operations	9.19	13.24	10.12	8.28	18.07
Distributions from net investment income	(1.54)	(1.32)	(1.19)	(1.04)	(.88)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.78)	(2.46)	(2.82) H	(1.70)	(.88)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 88.33	$ 85.92	$ 75.14	$ 67.84	$ 61.26
Total Return A	10.80%	17.90%	15.24%	13.57%	41.03%
Ratios to Average Net Assets C,E
Expenses before reductions	.82%	.85%	.87%	.87%	.86%
Expenses net of fee waivers, if any	.82%	.85%	.87%	.87%	.86%
Expenses net of all reductions	.82%	.84%	.87%	.87%	.86%
Net investment income (loss)	1.85%	1.81%	1.96%	1.77%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 154,271	$ 378,731	$ 163,544	$ 237,883	$ 36,152
Portfolio turnover rate D	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 593,130,470
Gross unrealized depreciation	(16,836,140)
Net unrealized appreciation (depreciation) on securities and other investments	$ 576,294,330

Tax Cost	$ 1,500,755,721

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,746,120
Undistributed long-term capital gain	$ 67,301,735
Net unrealized appreciation (depreciation)	$ 576,306,290

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 40,643,236	$ 31,344,671
Long-term Capital Gains	135,532,916	29,546,659
Total	$ 176,176,152	$ 60,891,330

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $723,925,161 and $1,068,680,050, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as an investment advisor to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of ..30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 797,394	$ 19,980
Class T	.25%	.25%	300,761	118
Class B	.75%	.25%	182,844	137,554
Class C	.75%	.25%	1,567,705	369,895
			$ 2,848,704	$ 527,547

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 256,782
Class T	27,091
Class B*	20,190
Class C*	17,772
$ 321,835

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 677,863.21
Class T	139,412.23
Class B	47,387.26
Class C	335,943.21
Consumer Staples	2,763,747.19
Institutional Class	835,980.22
	$ 4,800,332

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,975 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 19,104,440.31%		$ 4,091

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,774 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $320,864. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,763,571. The weighted average interest rate was .57%. The interest expense amounted to $861 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $68,126 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $57.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $9,129.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014	2013
From net investment income
Class A	$ 5,205,524	$ 3,290,973
Class T	826,286	500,306
Class B	138,623	82,480
Class C	1,548,556	820,066
Consumer Staples	26,141,452	20,759,081
Institutional Class	5,128,684	5,891,765
Total	$ 38,989,125	$ 31,344,671
From net realized gain
Class A	$ 18,454,866	$ 3,434,776
Class T	3,478,167	646,006
Class B	1,077,295	260,273
Class C	9,334,082	1,739,884
Consumer Staples	84,245,287	18,561,423
Institutional Class	20,597,330	4,904,297
Total	$ 137,187,027	$ 29,546,659

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	1,297,946	1,172,691	$ 115,706,038	$ 93,404,427
Reinvestment of distributions	234,768	72,806	20,739,532	5,768,631
Shares redeemed	(1,022,897)	(756,998)	(90,649,691)	(59,959,929)
Net increase (decrease)	509,817	488,499	$ 45,795,879	$ 39,213,129
Class T
Shares sold	171,739	146,374	$ 15,157,502	$ 11,640,258
Reinvestment of distributions	46,535	13,628	4,086,883	1,073,877
Shares redeemed	(126,021)	(73,443)	(11,017,450)	(5,785,079)
Net increase (decrease)	92,253	86,559	$ 8,226,935	$ 6,929,056
Class B
Shares sold	16,325	11,096	$ 1,431,261	$ 868,729
Reinvestment of distributions	11,472	3,553	1,003,061	278,056
Shares redeemed	(46,659)	(56,866)	(4,085,147)	(4,452,338)
Net increase (decrease)	(18,862)	(42,217)	$ (1,650,825)	$ (3,305,553)
Class C
Shares sold	622,483	479,940	$ 54,501,354	$ 37,531,069
Reinvestment of distributions	101,164	25,332	8,787,354	1,978,186
Shares redeemed	(417,359)	(291,408)	(36,266,564)	(22,752,561)
Net increase (decrease)	306,288	213,864	$ 27,022,144	$ 16,756,694
Consumer Staples
Shares sold	3,438,166	5,353,585	$ 309,005,043	$ 425,841,967
Reinvestment of distributions	1,188,981	474,945	105,681,529	37,790,378
Shares redeemed	(6,154,349)	(5,260,820)	(548,691,818)	(416,646,931)
Net increase (decrease)	(1,527,202)	567,710	$ (134,005,246)	$ 46,985,414
Institutional Class
Shares sold	2,006,485	3,475,040	$ 181,066,529	$ 279,763,267
Reinvestment of distributions	271,028	125,836	24,047,781	10,030,919
Shares redeemed	(4,939,085)	(1,369,230)	(445,334,927)	(108,604,076)
Net increase (decrease)	(2,661,572)	2,231,646	$ (240,220,617)	$ 181,190,110

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Gold Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-26.98%	-3.07%	3.71%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Institutional Class on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Gold Fund: For the year, the fund's Institutional Class shares returned -26.98%, compared with -30.17% for the S&P® Global BMI Gold Capped Index and 25.37% for the broadly based S&P 500® Index. For much of the period, gold and gold stocks were in what I believed was a concluding phase of a two-year correction. An approximate 15% drop in the commodity price hurt gold-mining stocks for the year, along with concerns that a higher interest rate environment would hurt the group. At the same time, some investors sold gold and gold-related stocks to buy strong-performing equities. Versus the industry benchmark, the fund was helped by overweighting outperforming names such as Osisko Mining and Rainy River Resources, whose stock prices both rose on takeover bids. I sold Rainy River before period end. Underweighting weak performer and index heavyweight Newmont Mining also helped, as it struggled with low production growth, country risk and high costs. Non-benchmark positions in gold and silver bullion contributed as more-defensive components. Conversely, the fund was hurt by stakes in Colossus Minerals, Detour Gold and Persus Mining. I significantly reduced our stake in Colossus by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.21%
Actual		$ 1,000.00	$ 948.70	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,018.79	$ 6.06
Class T	1.49%
Actual		$ 1,000.00	$ 947.70	$ 7.20
HypotheticalA		$ 1,000.00	$ 1,017.41	$ 7.45
Class B	1.97%
Actual		$ 1,000.00	$ 945.00	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.96%
Actual		$ 1,000.00	$ 945.20	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Gold	.93%
Actual		$ 1,000.00	$ 950.00	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.86%
Actual		$ 1,000.00	$ 950.40	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

B Annualized expense ratio reflects consolidated expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Consolidated Investment Changes (Unaudited)

Top Ten Holdings as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Gold Bullion	10.1	5.2
Goldcorp, Inc.	9.2	10.1
Barrick Gold Corp.	6.4	9.5
Randgold Resources Ltd. sponsored ADR	5.2	4.6
Silver Bullion	5.0	3.8
Newcrest Mining Ltd.	4.7	5.2
Yamana Gold, Inc.	4.4	4.9
Franco-Nevada Corp.	4.1	3.7
Eldorado Gold Corp.	3.9	4.8
AngloGold Ashanti Ltd. sponsored ADR	3.7	1.6
	56.7
Top Industries (% of fund's net assets)
As of February 28, 2014
Gold	83.2%
Commodities & Related Investments**	15.1%
Precious Metals & Minerals	0.7%
Diversified Metals & Mining	0.1%
Coal & Consumable Fuels	0.1%
Construction & Engineering	0.1%
All Others*	0.7%

As of August 31, 2013
Gold	89.4%
Commodities & Related Investments**	9.0%
Precious Metals & Minerals	0.9%
Diversified Metals & Mining	0.2%
Construction & Engineering	0.0%†
Coal & Consumable Fuels	0.0%†
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).
** Includes gold bullion and/or silver bullion.
† Amount represents less than 0.1%
Geographic Diversification (% of fund's net assets)
As of February 28, 2014
Canada	57.3%
United States of America*	20.4%
Australia	7.1%
South Africa	6.7%
Bailiwick of Jersey	6.5%
Bermuda	1.0%
Peru	0.5%
Cayman Islands	0.4%
United Kingdom	0.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of August 31, 2013
Canada	64.6%
United States of America*	14.5%
Australia	8.7%
Bailiwick of Jersey	5.8%
South Africa	5.0%
Bermuda	0.8%
Cayman Islands	0.4%
United Kingdom	0.1%
Peru	0.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 84.2%
	Shares	Value
Australia - 7.1%
CONSTRUCTION & ENGINEERING - 0.1%
Construction & Engineering - 0.1%
Boart Longyear Ltd. (d)	3,985,000	$ 1,084,584
METALS & MINING - 7.0%
Gold - 7.0%
Beadell Resources Ltd. (a)	10,603,618	7,191,225
Evolution Mining Ltd. (d)	2,371,395	1,978,567
Gryphon Minerals Ltd. (a)	5,060,010	790,178
Intrepid Mines Ltd.:
(Australia) (a)	8,469,798	1,965,086
(Canada) (a)	320,000	73,693
Kingsgate Consolidated NL	328,274	357,381
Medusa Mining Ltd. (a)	2,246,085	4,349,318
Newcrest Mining Ltd.	6,941,758	70,245,378
Papillon Resources Ltd. (a)	3,332,270	4,222,443
Perseus Mining Ltd.:
(Australia) (a)	3,240,134	1,243,273
(Canada) (a)	1,300,000	504,832
Ramelius Resources Ltd. (a)	980,000	126,803
Red 5 Ltd. (a)	1,326,000	130,158
Regis Resources Ltd.	2,672,293	5,436,935
Resolute Mining Ltd. (a)	2,988,261	1,613,278
Saracen Mineral Holdings Ltd. (a)(d)	4,816,787	1,310,969
Silver Lake Resources Ltd. (a)(d)	4,346,985	2,249,839
St Barbara Ltd. (a)(d)	4,283,377	1,337,795
Troy Resources NL (a)(d)	195,000	200,980
Troy Resources NL (f)	734,826	769,799
		106,097,930
TOTAL AUSTRALIA		107,182,514
Bailiwick of Jersey - 6.5%
METALS & MINING - 6.5%
Gold - 6.5%
Centamin PLC (a)	3,761,900	3,464,719
Lydian International Ltd. (a)	2,325,200	2,267,873
Polyus Gold International Ltd.	422,400	1,384,598
Polyus Gold International Ltd. sponsored GDR	3,919,931	12,543,779
Randgold Resources Ltd. sponsored ADR (d)	994,895	78,636,501
		98,297,470
Bermuda - 1.0%
METALS & MINING - 1.0%
Gold - 1.0%
Continental Gold Ltd. (a)	3,354,700	15,299,589
Canada - 57.3%
METALS & MINING - 57.3%
Diversified Metals & Mining - 0.1%
NovaCopper, Inc. (a)(d)	488,333	620,182

	Shares	Value
Rio Alto Mining Ltd. (a)	396,500	$ 845,065
Sabina Gold & Silver Corp. (a)	980,000	814,233
True Gold Mining, Inc. (a)	125,000	43,462
		2,322,942
Gold - 56.5%
Agnico Eagle Mines Ltd. (Canada) (d)	1,606,200	51,538,234
Alacer Gold Corp.	2,155,063	5,819,235
Alamos Gold, Inc.	1,113,300	10,667,491
Argonaut Gold, Inc. (a)	3,609,962	18,778,453
ATAC Resources Ltd. (a)	67,200	80,715
B2Gold Corp. (a)	14,237,858	41,146,162
Banro Corp. (a)(d)	2,326,482	1,365,676
Barrick Gold Corp. (d)	4,737,769	96,526,749
Belo Sun Mining Corp. (a)(d)	6,797,400	2,670,341
Centerra Gold, Inc.	1,422,400	6,371,448
Colossus Minerals, Inc. (a)(d)	802,600	28,993
Detour Gold Corp. (a)(d)	2,014,800	17,504,178
Detour Gold Corp. (a)(f)	785,900	6,827,741
Eldorado Gold Corp.	8,794,408	58,375,236
Franco-Nevada Corp. (d)	1,207,700	61,721,072
Gabriel Resources Ltd. (a)	1,040,600	1,127,716
Goldcorp, Inc.	5,119,400	137,636,176
Golden Queen Mining Co. Ltd. (a)	15,000	21,750
GoldQuest Mining Corp. (a)	2,318,500	764,249
Guyana Goldfields, Inc. (a)(d)	2,933,700	7,656,816
Guyana Goldfields, Inc. (a)(f)	155,000	404,543
IAMGOLD Corp.	3,279,400	12,172,251
Kinross Gold Corp.	9,990,691	52,150,451
Kinross Gold Corp. warrants 9/17/14 (a)	1,192,793	37,702
Kirkland Lake Gold, Inc. (a)(d)	501,000	1,827,906
Lake Shore Gold Corp. (a)(d)	3,226,600	2,651,681
Midas Gold Corp. (a)	100,500	88,946
New Gold, Inc. (a)	7,241,575	44,274,779
NGEx Resources, Inc. (a)	65,000	106,836
Novagold Resources, Inc. (a)(d)	2,346,200	8,666,087
OceanaGold Corp. (a)	2,892,300	6,921,878
Orezone Gold Corp. (a)	372,100	194,905
Osisko Mining Corp. (a)	1,094,331	6,967,429
Osisko Mining Corp. (a)(f)	3,000,000	19,100,515
Pilot Gold, Inc. (a)	1,418,150	1,959,514
Premier Gold Mines Ltd. (a)(e)	9,787,922	20,772,705
Pretium Resources, Inc. (a)(d)	914,538	5,740,124
Pretium Resources, Inc. (a)(f)	225,000	1,412,219
Pretium Resources, Inc. (a)(g)	225,000	1,412,219
Primero Mining Corp. (a)(d)	841,200	5,454,543
Probe Mines Ltd. (a)	85,000	253,319
Richmont Mines, Inc. (a)	240,900	402,479
Romarco Minerals, Inc. (a)	14,078,600	9,154,332
Romarco Minerals, Inc. (a)(f)	5,900,000	3,836,359
Rubicon Minerals Corp. (a)	5,302,102	7,182,474
Sandstorm Gold Ltd. (a)(d)	137,000	722,550
Seabridge Gold, Inc. (a)(d)	601,905	5,224,533
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
SEMAFO, Inc. (d)	2,740,000	$ 11,011,469
Sulliden Gold Corp. Ltd. (a)(d)	4,138,400	3,288,894
Teranga Gold Corp. (a)	85,000	86,743
Teranga Gold Corp. CDI unit (a)	3,430,974	3,459,642
Timmins Gold Corp. (a)	122,600	177,152
Torex Gold Resources, Inc. (a)	15,603,400	16,909,672
Yamana Gold, Inc.	6,670,100	66,743,166
		847,398,448
Precious Metals & Minerals - 0.7%
Chesapeake Gold Corp. (a)	12,000	37,930
Dalradian Resources, Inc. (a)(d)	56,000	43,493
Gold Standard Ventures Corp. (a)	425,400	284,291
MAG Silver Corp. (a)	191,000	1,564,499
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	7,570
Silver Wheaton Corp.	11,200	285,740
Tahoe Resources, Inc. (a)	328,900	7,716,808
Wildcat Silver Corp. (a)	75,200	40,069
		9,980,400
TOTAL METALS & MINING		859,701,790
Cayman Islands - 0.4%
METALS & MINING - 0.4%
Gold - 0.4%
Endeavour Mining Corp. (a)	8,117,400	5,864,644
Peru - 0.5%
METALS & MINING - 0.5%
Gold - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	589,700	7,430,220
South Africa - 6.7%
METALS & MINING - 6.7%
Gold - 6.7%
AngloGold Ashanti Ltd.	22,700	399,866
AngloGold Ashanti Ltd. sponsored ADR (d)	3,133,008	55,078,281
Gold Fields Ltd.	55,000	208,519
Gold Fields Ltd. sponsored ADR	6,317,026	23,309,826
Harmony Gold Mining Co. Ltd.	1,484,000	4,770,533
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	2,079,900	6,738,876
Sibanye Gold Ltd. ADR (d)	1,195,006	9,571,998
		100,077,899

	Shares	Value
United Kingdom - 0.1%
METALS & MINING - 0.1%
Gold - 0.1%
Patagonia Gold PLC (a)(d)	260,000	$ 42,994
Petropavlovsk PLC (d)	391,970	610,427
		653,421
Precious Metals & Minerals - 0.0%
Fresnillo PLC	10,000	159,333
TOTAL METALS & MINING		812,754
United States of America - 4.6%
METALS & MINING - 4.5%
Gold - 4.5%
Allied Nevada Gold Corp. (a)(d)	281,800	1,473,814
Allied Nevada Gold Corp. (Canada) (a)	30,000	156,900
Gold Resource Corp. (d)	100,000	515,000
McEwen Mining, Inc. (a)(d)	679,110	1,976,210
Newmont Mining Corp.	898,500	20,899,110
Royal Gold, Inc.	612,513	42,085,768
		67,106,802
OIL, GAS & CONSUMABLE FUELS - 0.1%
Coal & Consumable Fuels - 0.1%
Peabody Energy Corp.	97,400	1,710,342
TOTAL UNITED STATES OF AMERICA		68,817,144
TOTAL COMMON STOCKS (Cost $1,605,390,234)		1,263,484,024
Commodities - 15.1%
	Troy Ounces
Gold Bullion (a)	114,510	151,730,330
Silver Bullion (a)	3,500,000	74,139,100
TOTAL COMMODITIES (Cost $225,370,573)		225,869,430
Money Market Funds - 13.3%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	16,036,002	$ 16,036,002
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	183,742,153	183,742,153
TOTAL MONEY MARKET FUNDS (Cost $199,778,155)		199,778,155
TOTAL INVESTMENT PORTFOLIO - 112.6% (Cost $2,030,538,962)		1,689,131,609
NET OTHER ASSETS (LIABILITIES) - (12.6)%		(188,533,289)
NET ASSETS - 100%		$ 1,500,598,320
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,351,176 or 2.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,412,219 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 2,172,293
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,917
Fidelity Securities Lending Cash Central Fund	598,267
Total	$ 608,184
Consolidated Subsidiary	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 116,121,090	$ 472,317,716	$ 344,928,800	$ -	$ 225,764,683
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kimber Resources, Inc.	$ 3,981	$ -	$ 2,315	$ -	$ -
Kimber Resources, Inc. (144A)	1,379,164	-	774,753	-	-
Premier Gold Mines Ltd.	13,711,119	7,618,238	-	-	20,772,705
Total	$ 15,094,264	$ 7,618,238	$ 777,068	$ -	$ 20,772,705
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,263,484,024	$ 1,258,068,543	$ 5,386,488	$ 28,993
Commodities	225,869,430	225,869,430	-	-
Money Market Funds	199,778,155	199,778,155	-	-
Total Investments in Securities:	$ 1,689,131,609	$ 1,683,716,128	$ 5,386,488	$ 28,993

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $173,215,187) - See accompanying schedule: Unaffiliated issuers (cost $1,574,084,452)	$ 1,242,711,319
Fidelity Central Funds (cost $199,778,155)	199,778,155
Commodities (cost $225,370,573)	225,869,430
Other affiliated issuers (cost $31,305,782)	20,772,705
Total Investments (cost $2,030,538,962)		$ 1,689,131,609
Receivable for fund shares sold		3,772,643
Dividends receivable		310,264
Distributions receivable from Fidelity Central Funds		58,886
Prepaid expenses		5,836
Other receivables		21,725
Total assets		1,693,300,963

Liabilities
Payable to custodian bank	$ 9,165
Payable for investments purchased	3,614,909
Payable for fund shares redeemed	4,122,024
Accrued management fee	655,535
Distribution and service plan fees payable	50,221
Other affiliated payables	328,265
Other payables and accrued expenses	180,371
Collateral on securities loaned, at value	183,742,153
Total liabilities		192,702,643

Net Assets		$ 1,500,598,320
Net Assets consist of:
Paid in capital		$ 2,719,446,235
Accumulated net investment loss		(8,084)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(877,435,473)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(341,404,358)
Net Assets		$ 1,500,598,320

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2014
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,270,270 ÷ 2,737,792 shares)	$ 22.01

Maximum offering price per share (100/94.25 of $22.01)	$ 23.35
Class T: Net Asset Value and redemption price per share ($18,402,034 ÷ 846,824 shares)	$ 21.73

Maximum offering price per share (100/96.50 of $21.73)	$ 22.52
Class B: Net Asset Value and offering price per share ($4,372,559 ÷ 206,796 shares)A	$ 21.14

Class C: Net Asset Value and offering price per share ($33,810,663 ÷ 1,605,710 shares)A	$ 21.06

Gold: Net Asset Value, offering price and redemption price per share ($1,275,912,510 ÷ 56,923,383 shares)	$ 22.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($107,830,284 ÷ 4,811,938 shares)	$ 22.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Gold Portfolio
Consolidated Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 16,884,160
Interest		308
Income from Fidelity Central Funds		608,184
Total income		17,492,652

Expenses
Management fee	$ 8,556,432
Transfer agent fees	4,024,234
Distribution and service plan fees	572,954
Accounting and security lending fees	682,266
Custodian fees and expenses	354,790
Independent trustees' compensation	26,542
Registration fees	191,328
Audit	64,766
Legal	25,044
Interest	3,525
Miscellaneous	24,576
Total expenses before reductions	14,526,457
Expense reductions	(446,858)	14,079,599
Net investment income (loss)		3,413,053
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(547,572,843)
Other affiliated issuers	(4,162,175)
Commodities	(4,647,499)
Foreign currency transactions	(225,772)
Total net realized gain (loss)		(556,608,289)
Change in net unrealized appreciation (depreciation) on: Investments	(75,476,961)
Assets and liabilities in foreign currencies	13,851
Commodities	(12,614,823)
Total change in net unrealized appreciation (depreciation)		(88,077,933)
Net gain (loss)		(644,686,222)
Net increase (decrease) in net assets resulting from operations		$ (641,273,169)

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,413,053	$ 13,834,462
Net realized gain (loss)	(556,608,289)	(149,416,855)
Change in net unrealized appreciation (depreciation)	(88,077,933)	(1,263,115,883)
Net increase (decrease) in net assets resulting from operations	(641,273,169)	(1,398,698,276)
Share transactions - net increase (decrease)	(461,130,558)	(374,414,799)
Redemption fees	396,348	209,222
Total increase (decrease) in net assets	(1,102,007,379)	(1,772,903,853)

Net Assets
Beginning of period	2,602,605,699	4,375,509,552
End of period (including accumulated net investment loss of $8,084 and accumulated net investment loss of $129,693,237, respectively)	$ 1,500,598,320	$ 2,602,605,699

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 H	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.25	$ 45.37	$ 50.92	$ 40.50	$ 30.45
Income from Investment Operations
Net investment income (loss) C	- I	.07	(.13)	(.30)	(.25)
Net realized and unrealized gain (loss)	(8.25)	(15.19)	(2.83)	15.28	11.00
Total from investment operations	(8.25)	(15.12)	(2.96)	14.98	10.75
Distributions from net realized gain	-	-	(2.59)	(4.57)	(.71)
Redemption fees added to paid in capital C	.01	- I	- I	.01	.01
Net asset value, end of period	$ 22.01	$ 30.25	$ 45.37	$ 50.92	$ 40.50
Total Return A, B	(27.24)%	(33.33)%	(6.24)%	36.99%	35.19%
Ratios to Average Net Assets D, G
Expenses before reductions	1.21%	1.18%	1.14%	1.16%	1.21%
Expenses net of fee waivers, if any	1.19%	1.17%	1.14%	1.15%	1.19%
Expenses net of all reductions	1.18%	1.17%	1.14%	1.14%	1.17%
Net investment income (loss)	-% F	.18%	(.28)%	(.63)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,270	$ 101,202	$ 152,969	$ 149,178	$ 82,413
Portfolio turnover rate E	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FAmount represents less than .01%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share.

Consolidated Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.95	$ 45.04	$ 50.68	$ 40.34	$ 30.36
Income from Investment Operations
Net investment income (loss) C	(.06)	(.03)	(.27)	(.43)	(.36)
Net realized and unrealized gain (loss)	(8.17)	(15.06)	(2.80)	15.21	10.96
Total from investment operations	(8.23)	(15.09)	(3.07)	14.78	10.60
Distributions from net realized gain	-	-	(2.57)	(4.45)	(.63)
Redemption fees added to paid in capital C	.01	- H	- H	.01	.01
Net asset value, end of period	$ 21.73	$ 29.95	$ 45.04	$ 50.68	$ 40.34
Total Return A, B	(27.45)%	(33.50)%	(6.49)%	36.62%	34.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.49%	1.45%	1.43%	1.44%	1.51%
Expenses net of fee waivers, if any	1.47%	1.44%	1.42%	1.42%	1.49%
Expenses net of all reductions	1.46%	1.44%	1.42%	1.42%	1.47%
Net investment income (loss)	(.28)%	(.09)%	(.57)%	(.90)%	(.93)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,402	$ 24,913	$ 40,664	$ 45,846	$ 26,256
Portfolio turnover rate E	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.27	$ 44.24	$ 50.02	$ 39.87	$ 30.08
Income from Investment Operations
Net investment income (loss) C	(.16)	(.21)	(.49)	(.66)	(.55)
Net realized and unrealized gain (loss)	(7.98)	(14.76)	(2.76)	15.02	10.84
Total from investment operations	(8.14)	(14.97)	(3.25)	14.36	10.29
Distributions from net realized gain	-	-	(2.53)	(4.21)	(.51)
Redemption fees added to paid in capital C	.01	- H	- H	- H	.01
Net asset value, end of period	$ 21.14	$ 29.27	$ 44.24	$ 50.02	$ 39.87
Total Return A, B	(27.78)%	(33.84)%	(6.95)%	35.97%	34.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.93%	1.90%	1.93%	2.00%
Expenses net of fee waivers, if any	1.93%	1.92%	1.90%	1.92%	1.98%
Expenses net of all reductions	1.93%	1.91%	1.90%	1.91%	1.96%
Net investment income (loss)	(.75)%	(.57)%	(1.04)%	(1.39)%	(1.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,373	$ 9,423	$ 20,894	$ 26,837	$ 18,340
Portfolio turnover rate E	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share.

Consolidated Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.15	$ 44.05	$ 49.81	$ 39.75	$ 30.00
Income from Investment Operations
Net investment income (loss) C	(.16)	(.20)	(.47)	(.64)	(.53)
Net realized and unrealized gain (loss)	(7.94)	(14.70)	(2.76)	14.98	10.80
Total from investment operations	(8.10)	(14.90)	(3.23)	14.34	10.27
Distributions from net realized gain	-	-	(2.53)	(4.28)	(.53)
Redemption fees added to paid in capital C	.01	- H	- H	- H	.01
Net asset value, end of period	$ 21.06	$ 29.15	$ 44.05	$ 49.81	$ 39.75
Total Return A, B	(27.75)%	(33.83)%	(6.93)%	36.01%	34.15%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.93%	1.87%	1.89%	1.97%
Expenses net of fee waivers, if any	1.94%	1.92%	1.87%	1.88%	1.95%
Expenses net of all reductions	1.93%	1.91%	1.87%	1.87%	1.93%
Net investment income (loss)	(.76)%	(.57)%	(1.01)%	(1.35)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,811	$ 37,787	$ 67,996	$ 72,431	$ 38,624
Portfolio turnover rate E	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.72	$ 45.96	$ 51.44	$ 40.85	$ 30.67
Income from Investment Operations
Net investment income (loss) B	.06	.16	(.02)	(.18)	(.16)
Net realized and unrealized gain (loss)	(8.38)	(15.40)	(2.85)	15.43	11.10
Total from investment operations	(8.32)	(15.24)	(2.87)	15.25	10.94
Distributions from net realized gain	-	-	(2.61)	(4.67)	(.77)
Redemption fees added to paid in capital B	.01	- G	- G	.01	.01
Net asset value, end of period	$ 22.41	$ 30.72	$ 45.96	$ 51.44	$ 40.85
Total Return A	(27.05)%	(33.16)%	(6.00)%	37.35%	35.52%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	.93%	.89%	.91%	.98%
Expenses net of fee waivers, if any	.92%	.92%	.89%	.90%	.96%
Expenses net of all reductions	.91%	.92%	.89%	.89%	.94%
Net investment income (loss)	.27%	.43%	(.03)%	(.37)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,275,913	$ 2,301,019	$ 3,924,440	$ 4,250,249	$ 2,839,664
Portfolio turnover rate D	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.69	$ 45.87	$ 51.32	$ 40.77	$ 30.65
Income from Investment Operations
Net investment income (loss) B	.07	.20	.02	(.15)	(.15)
Net realized and unrealized gain (loss)	(8.36)	(15.38)	(2.85)	15.41	11.08
Total from investment operations	(8.29)	(15.18)	(2.83)	15.26	10.93
Distributions from net realized gain	-	-	(2.62)	(4.72)	(.82)
Redemption fees added to paid in capital B	.01	- G	- G	.01	.01
Net asset value, end of period	$ 22.41	$ 30.69	$ 45.87	$ 51.32	$ 40.77
Total Return A	(26.98)%	(33.09)%	(5.94)%	37.45%	35.50%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.84%	.82%	.85%	.95%
Expenses net of fee waivers, if any	.85%	.83%	.81%	.84%	.93%
Expenses net of all reductions	.84%	.82%	.81%	.83%	.91%
Net investment income (loss)	.34%	.52%	.04%	(.31)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,830	$ 128,262	$ 168,548	$ 137,246	$ 38,037
Portfolio turnover rate D	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2014

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Consolidated Subsidiary

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2014, the Fund held an investment of $225,764,683 in the Subsidiary, representing 15.0% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Investment Valuation - continued

the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Consolidated Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 176,511,772
Gross unrealized depreciation	(654,568,628)
Net unrealized appreciation (depreciation) on securities and other investments	$ (478,056,856)

Tax Cost	$ 2,167,083,719

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	(756,775,673)
Net unrealized appreciation (depreciation)	$ (478,053,861)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (124,603,254)
Long-term	(632,172,419)
Total capital loss carryforward	$ (756,775,673)

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $858,721,529 and $1,325,762,629, respectively.

Annual Report

Notes to Consolidated Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .58% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 161,900	$ 1,074
Class T	.25%	.25%	88,960	381
Class B	.75%	.25%	54,419	40,947
Class C	.75%	.25%	267,675	52,061
			$ 572,954	$ 94,463

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 37,429
Class T	9,708
Class B*	26,333
Class C*	6,034
$ 79,504

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 190,562.29
Class T	57,622.32
Class B	15,892.29
Class C	78,281.29
Gold	3,485,369.27
Institutional Class	196,508.20
	$ 4,024,234

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $30,538 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,641,313.34%		$ 3,525

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,662 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $598,267 and includes $70 from securities loaned to FCM.

Annual Report

Notes to Consolidated Financial Statements - continued

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $344,911. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $79,125 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $22,822.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	1,443,614	1,412,697	$ 31,671,750	$ 53,420,103
Shares redeemed	(2,051,264)	(1,438,620)	(45,809,186)	(53,775,838)
Net increase (decrease)	(607,650)	(25,923)	$ (14,137,436)	$ (355,735)
Class T
Shares sold	364,459	284,748	$ 7,796,316	$ 10,411,769
Shares redeemed	(349,602)	(355,685)	(7,601,870)	(13,010,570)
Net increase (decrease)	14,857	(70,937)	$ 194,446	$ (2,598,801)
Class B
Shares sold	23,041	16,804	$ 484,615	$ 624,661
Shares redeemed	(138,145)	(167,215)	(3,024,154)	(6,101,257)
Net increase (decrease)	(115,104)	(150,411)	$ (2,539,539)	$ (5,476,596)
Class C
Shares sold	877,429	311,882	$ 17,346,606	$ 11,372,831
Shares redeemed	(567,911)	(559,180)	(12,102,759)	(20,004,404)
Net increase (decrease)	309,518	(247,298)	$ 5,243,847	$ (8,631,573)
Gold
Shares sold	32,449,288	22,313,552	$ 718,341,081	$ 848,495,476
Shares redeemed	(50,439,253)	(32,795,078)	(1,182,529,714)	(1,225,752,483)
Net increase (decrease)	(17,989,965)	(10,481,526)	$ (464,188,633)	$ (377,257,007)
Institutional Class
Shares sold	2,126,861	1,354,134	$ 46,661,254	$ 51,488,741
Shares redeemed	(1,494,359)	(849,045)	(32,364,497)	(31,583,828)
Net increase (decrease)	632,502	505,089	$ 14,296,757	$ 19,904,913

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	20.81%	28.23%	12.66%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund was named Industrial Materials Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Institutional Class on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Materials Fund: For the year, the fund's Institutional Class shares returned 20.81%, trailing the 24.53% advance of the MSCI® U.S. IMI Materials 25-50 Index and also lagging the S&P 500®. Versus the broader market, extreme weakness in gold and other precious metals weighed on the materials sector, while diversified chemicals and specialty chemicals were some of the stronger groups in the MSCI index. The fund's performance versus the MSCI index was held back the most by avoiding two large, strong-performing benchmark constituents, DuPont and Dow Chemical, for nearly the entire period. Both stocks were sold from the fund early in April. Gold miner Goldcorp, based in Canada, also was a significant detractor. Amid a sizable decline in the price of gold and rising exploration and production costs, I sold Goldcorp. Further weighing on our results was commodity chemicals manufacturer Axiall. Coal miner Peabody Energy worked against us as well. Goldcorp and Peabody Energy were not in the index. On the positive side, largely avoiding gold miner and index stock Newmont Mining, which I sold, made this stock easily the fund's largest relative contributor. Within the diversified metals & mining segment, not owning copper producer Freeport-McMoRan Copper & Gold, another index component, worked in our favor, as demand in this market remained lackluster. Positioning in the fertilizers & agricultural chemicals group also aided performance versus the MSCI index. The main performance boost from this group came from not owning weak-performing index stock Mosaic, a phosphate producer. Meanwhile, positioning in CF Industries Holdings, primarily a manufacturer of nitrogen fertilizer products, paid off for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.08%
Actual		$ 1,000.00	$ 1,152.50	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class T	1.39%
Actual		$ 1,000.00	$ 1,150.80	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 6.95
Class B	1.91%
Actual		$ 1,000.00	$ 1,147.80	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.84%
Actual		$ 1,000.00	$ 1,148.30	$ 9.80
HypotheticalA		$ 1,000.00	$ 1,015.67	$ 9.20
Materials	.81%
Actual		$ 1,000.00	$ 1,154.10	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,154.10	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	9.4	9.8
LyondellBasell Industries NV Class A	6.8	6.0
Praxair, Inc.	5.6	6.1
FMC Corp.	5.4	4.8
Eastman Chemical Co.	4.9	4.5
CF Industries Holdings, Inc.	4.4	1.5
Vulcan Materials Co.	3.9	2.9
Rock-Tenn Co. Class A	3.6	3.2
International Paper Co.	3.6	3.9
W.R. Grace & Co.	3.2	2.6
	50.8
Top Industries (% of fund's net assets)
As of February 28, 2014
Chemicals	69.7%
Containers & Packaging	9.8%
Metals & Mining	6.9%
Construction Materials	5.7%
Paper & Forest Products	4.7%
All Others*	3.2%

As of August 31, 2013
Chemicals	67.1%
Containers & Packaging	10.3%
Metals & Mining	9.7%
Paper & Forest Products	4.7%
Construction Materials	4.4%
All Others*	3.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Materials Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CHEMICALS - 69.7%
Commodity Chemicals - 11.7%
Axiall Corp.	1,153,057	$ 46,664,217
Cabot Corp.	968,987	52,460,956
LyondellBasell Industries NV Class A	1,586,496	139,738,568
Methanex Corp.	29,500	2,067,371
		240,931,112
Diversified Chemicals - 11.5%
Eastman Chemical Co.	1,144,130	100,031,286
FMC Corp.	1,449,536	111,875,188
Lanxess AG	144,255	10,708,414
Olin Corp. (d)	564,517	14,784,700
		237,399,588
Fertilizers & Agricultural Chemicals - 16.9%
CF Industries Holdings, Inc.	360,262	90,389,736
Intrepid Potash, Inc. (a)(d)	719,334	10,653,337
Monsanto Co.	1,753,830	192,956,376
Potash Corp. of Saskatchewan, Inc. (d)	1,647,520	54,456,093
		348,455,542
Industrial Gases - 7.4%
Airgas, Inc.	345,096	37,201,349
Praxair, Inc.	886,374	115,556,578
		152,757,927
Specialty Chemicals - 22.2%
Ashland, Inc.	294,815	27,821,692
Celanese Corp. Class A	500,993	26,748,016
Chemtura Corp. (a)	635,609	15,731,323
Cytec Industries, Inc.	308,814	29,235,421
Ecolab, Inc.	506,820	54,609,855
Ferro Corp. (a)	119,604	1,569,204
H.B. Fuller Co.	235,851	11,434,056
Innospec, Inc.	175,792	7,648,710
NewMarket Corp.	85,676	31,671,847
PPG Industries, Inc.	234,483	46,385,427
Royal DSM NV	245,999	15,719,579
RPM International, Inc.	411,449	17,223,255
Sherwin-Williams Co.	289,154	57,969,594
Sigma Aldrich Corp.	528,721	49,916,550
W.R. Grace & Co. (a)	646,640	65,530,498
		459,215,027
TOTAL CHEMICALS		1,438,759,196
CONSTRUCTION MATERIALS - 5.7%
Construction Materials - 5.7%
Eagle Materials, Inc.	426,955	37,742,822
Vulcan Materials Co.	1,163,835	79,059,312
		116,802,134

	Shares	Value
CONTAINERS & PACKAGING - 9.8%
Metal & Glass Containers - 2.7%
Aptargroup, Inc.	464,324	$ 30,724,319
Silgan Holdings, Inc.	495,965	23,910,473
		54,634,792
Paper Packaging - 7.1%
Graphic Packaging Holding Co. (a)	5,033,595	51,544,013
MeadWestvaco Corp.	590,966	22,119,857
Rock-Tenn Co. Class A	659,271	73,587,829
		147,251,699
TOTAL CONTAINERS & PACKAGING		201,886,491
METALS & MINING - 6.9%
Diversified Metals & Mining - 1.4%
Copper Mountain Mining Corp. (a)	4,161,827	8,268,779
First Quantum Minerals Ltd.	1,065,500	20,669,141
		28,937,920
Gold - 1.6%
Franco-Nevada Corp.	199,900	10,216,148
Royal Gold, Inc.	339,504	23,327,320
		33,543,468
Steel - 3.9%
Carpenter Technology Corp.	578,733	34,232,057
Haynes International, Inc.	53,562	2,652,926
Reliance Steel & Aluminum Co.	479,827	33,242,415
Worthington Industries, Inc.	256,272	10,215,002
		80,342,400
TOTAL METALS & MINING		142,823,788
OIL, GAS & CONSUMABLE FUELS - 2.3%
Coal & Consumable Fuels - 2.3%
Peabody Energy Corp.	2,685,037	47,149,250
PAPER & FOREST PRODUCTS - 4.7%
Forest Products - 0.3%
Boise Cascade Co.	242,804	7,184,570
Paper Products - 4.4%
International Paper Co.	1,504,502	73,555,103
P.H. Glatfelter Co.	568,979	17,268,513
		90,823,616
TOTAL PAPER & FOREST PRODUCTS		98,008,186
TOTAL COMMON STOCKS (Cost $1,492,773,571)		2,045,429,045
Convertible Bonds - 0.4%
	Principal Amount	Value
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Aspen Aerogels, Inc. 8% 6/1/14 (e) (Cost $7,861,200)	$ 7,861,200	$ 7,861,200
Money Market Funds - 3.6%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	8,860,056	8,860,056
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	64,829,475	64,829,475
TOTAL MONEY MARKET FUNDS (Cost $73,689,531)		73,689,531
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,574,324,302)		2,126,979,776
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(63,524,892)
NET ASSETS - 100%		$ 2,063,454,884
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,861,200 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 7,861,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 34,198
Fidelity Securities Lending Cash Central Fund	215,485
Total	$ 249,683
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,045,429,045	$ 2,045,429,045	$ -	$ -
Convertible Bonds	7,861,200	-	-	7,861,200
Money Market Funds	73,689,531	73,689,531	-	-
Total Investments in Securities:	$ 2,126,979,776	$ 2,119,118,576	$ -	$ 7,861,200
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.3%
Netherlands	7.6%
Canada	4.6%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $61,977,734) - See accompanying schedule: Unaffiliated issuers (cost $1,500,634,771)	$ 2,053,290,245
Fidelity Central Funds (cost $73,689,531)	73,689,531
Total Investments (cost $1,574,324,302)		$ 2,126,979,776
Receivable for fund shares sold		3,007,999
Dividends receivable		3,234,090
Interest receivable		1,894,269
Distributions receivable from Fidelity Central Funds		10,136
Prepaid expenses		9,111
Other receivables		34,983
Total assets		2,135,170,364

Liabilities
Payable for investments purchased	$ 2,070,473
Payable for fund shares redeemed	3,233,447
Accrued management fee	913,718
Distribution and service plan fees payable	177,975
Other affiliated payables	392,628
Other payables and accrued expenses	97,764
Collateral on securities loaned, at value	64,829,475
Total liabilities		71,715,480

Net Assets		$ 2,063,454,884
Net Assets consist of:
Paid in capital		$ 1,461,775,897
Distributions in excess of net investment income		(815,927)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		49,842,108
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		552,652,806
Net Assets		$ 2,063,454,884

Statement of Assets and Liabilities - continued

February 28, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($336,776,673 ÷ 3,895,161 shares)	$ 86.46

Maximum offering price per share (100/94.25 of $86.46)	$ 91.73
Class T: Net Asset Value and redemption price per share ($45,222,606 ÷ 525,895 shares)	$ 85.99

Maximum offering price per share (100/96.50 of $85.99)	$ 89.11
Class B: Net Asset Value and offering price per share ($8,671,300 ÷ 102,467 shares)A	$ 84.63

Class C: Net Asset Value and offering price per share ($106,879,410 ÷ 1,266,692 shares)A	$ 84.38

Materials: Net Asset Value, offering price and redemption price per share ($1,231,942,391 ÷ 14,191,659 shares)	$ 86.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($333,962,504 ÷ 3,853,549 shares)	$ 86.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 26,740,023
Interest		793,734
Income from Fidelity Central Funds		249,683
Total income		27,783,440

Expenses
Management fee	$ 9,962,330
Transfer agent fees	4,003,115
Distribution and service plan fees	1,856,070
Accounting and security lending fees	557,577
Custodian fees and expenses	37,485
Independent trustees' compensation	34,172
Registration fees	190,648
Audit	48,214
Legal	28,005
Miscellaneous	19,389
Total expenses before reductions	16,737,005
Expense reductions	(83,637)	16,653,368
Net investment income (loss)		11,130,072
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	105,183,777
Foreign currency transactions	(3,123)
Futures contracts	702,685
Total net realized gain (loss)		105,883,339
Change in net unrealized appreciation (depreciation) on: Investment securities	227,782,826
Assets and liabilities in foreign currencies	315
Futures contracts	(417,650)
Total change in net unrealized appreciation (depreciation)		227,365,491
Net gain (loss)		333,248,830
Net increase (decrease) in net assets resulting from operations		$ 344,378,902

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,130,072	$ 17,162,906
Net realized gain (loss)	105,883,339	19,850,674
Change in net unrealized appreciation (depreciation)	227,365,491	92,211,838
Net increase (decrease) in net assets resulting from operations	344,378,902	129,225,418
Distributions to shareholders from net investment income	(9,652,596)	(15,064,080)
Distributions to shareholders from net realized gain	(36,877,810)	(31,892,999)
Total distributions	(46,530,406)	(46,957,079)
Share transactions - net increase (decrease)	29,379,358	219,532,050
Redemption fees	36,980	63,898
Total increase (decrease) in net assets	327,264,834	301,864,287

Net Assets
Beginning of period	1,736,190,050	1,434,325,763
End of period (including distributions in excess of net investment income of $815,927 and undistributed net investment income of $1,139,006, respectively)	$ 2,063,454,884	$ 1,736,190,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.44	$ 69.23	$ 69.96	$ 52.54	$ 27.65
Income from Investment Operations
Net investment income (loss) C	.36	.70	.40	1.08 F	.30 G
Net realized and unrealized gain (loss)	14.56	5.69	(.35)	17.40	24.90
Total from investment operations	14.92	6.39	.05	18.48	25.20
Distributions from net investment income	(.30)	(.63)	(.40)	(1.06)	(.32)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	(.01)	-
Total distributions	(1.90)	(2.18)	(.78)	(1.07)	(.32)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 86.46	$ 73.44	$ 69.23	$ 69.96	$ 52.54
Total Return A, B	20.46%	9.40%	.21%	35.33%	91.25%
Ratios to Average Net Assets D, H
Expenses before reductions	1.10%	1.13%	1.13%	1.16%	1.23%
Expenses net of fee waivers, if any	1.10%	1.13%	1.13%	1.16%	1.23%
Expenses net of all reductions	1.09%	1.12%	1.13%	1.15%	1.22%
Net investment income (loss)	.45%	1.02%	.61%	1.81% F	.65% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 336,777	$ 219,627	$ 157,781	$ 124,160	$ 52,352
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .43%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.05	$ 68.91	$ 69.68	$ 52.35	$ 27.56
Income from Investment Operations
Net investment income (loss) C	.12	.50	.21	.90 F	.16 G
Net realized and unrealized gain (loss)	14.48	5.66	(.35)	17.34	24.81
Total from investment operations	14.60	6.16	(.14)	18.24	24.97
Distributions from net investment income	(.06)	(.46)	(.25)	(.92)	(.19)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	-	-
Total distributions	(1.66)	(2.02) L	(.63)	(.92)	(.19)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 85.99	$ 73.05	$ 68.91	$ 69.68	$ 52.35
Total Return A, B	20.10%	9.10%	(.09)%	34.98%	90.70%
Ratios to Average Net Assets D, H
Expenses before reductions	1.40%	1.42%	1.42%	1.44%	1.52%
Expenses net of fee waivers, if any	1.40%	1.42%	1.42%	1.44%	1.52%
Expenses net of all reductions	1.39%	1.41%	1.41%	1.43%	1.51%
Net investment income (loss)	.15%	.73%	.33%	1.54% F	.35% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,223	$ 37,860	$ 28,290	$ 25,570	$ 14,712
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share. LTotal distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 72.21	$ 68.13	$ 68.95	$ 51.86	$ 27.35
Income from Investment Operations
Net investment income (loss) C	(.28)	.16	(.11)	.60 F	(.07) G
Net realized and unrealized gain (loss)	14.28	5.57	(.33)	17.13	24.61
Total from investment operations	14.00	5.73	(.44)	17.73	24.54
Distributions from net investment income	-	(.10)	-	(.65)	(.04)
Distributions from net realized gain	(1.58)	(1.55)	(.38)	-	-
Total distributions	(1.58)	(1.65)	(.38)	(.65)	(.04)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 84.63	$ 72.21	$ 68.13	$ 68.95	$ 51.86
Total Return A, B	19.50%	8.55%	(.57)%	34.29%	89.79%
Ratios to Average Net Assets D, H
Expenses before reductions	1.90%	1.92%	1.91%	1.93%	2.02%
Expenses net of fee waivers, if any	1.90%	1.92%	1.91%	1.93%	2.02%
Expenses net of all reductions	1.90%	1.91%	1.91%	1.92%	2.01%
Net investment income (loss)	(.36)%	.24%	(.17)%	1.04% F	(.15)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,671	$ 10,218	$ 11,040	$ 13,507	$ 9,538
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 71.96	$ 67.98	$ 68.78	$ 51.79	$ 27.31
Income from Investment Operations
Net investment income (loss) C	(.23)	.18	(.10)	.61 F	(.06) G
Net realized and unrealized gain (loss)	14.23	5.55	(.32)	17.09	24.57
Total from investment operations	14.00	5.73	(.42)	17.70	24.51
Distributions from net investment income	-	(.20)	-	(.72)	(.04)
Distributions from net realized gain	(1.58)	(1.55)	(.38)	-	-
Total distributions	(1.58)	(1.75)	(.38)	(.72)	(.04)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 84.38	$ 71.96	$ 67.98	$ 68.78	$ 51.79
Total Return A, B	19.56%	8.58%	(.55)%	34.29%	89.82%
Ratios to Average Net Assets D, H
Expenses before reductions	1.85%	1.89%	1.89%	1.93%	2.01%
Expenses net of fee waivers, if any	1.85%	1.89%	1.89%	1.93%	2.01%
Expenses net of all reductions	1.84%	1.88%	1.89%	1.92%	2.00%
Net investment income (loss)	(.30)%	.26%	(.15)%	1.04% F	(.13)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,879	$ 75,007	$ 58,296	$ 46,525	$ 20,469
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2014	2013	2012 I	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.68	$ 69.41	$ 70.11	$ 52.61	$ 27.66
Income from Investment Operations
Net investment income (loss) B	.58	.90	.60	1.25 E	.43 F
Net realized and unrealized gain (loss)	14.63	5.71	(.37)	17.43	24.91
Total from investment operations	15.21	6.61	.23	18.68	25.34
Distributions from net investment income	(.48)	(.79)	(.55)	(1.16)	(.40)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	(.03)	-
Total distributions	(2.08)	(2.34)	(.93)	(1.19)	(.40)
Redemption fees added to paid in capital B	- J	- J	- J	.01	.01
Net asset value, end of period	$ 86.81	$ 73.68	$ 69.41	$ 70.11	$ 52.61
Total Return A	20.80%	9.71%	.49%	35.70%	91.77%
Ratios to Average Net Assets C, G
Expenses before reductions	.82%	.85%	.85%	.88%	.96%
Expenses net of fee waivers, if any	.82%	.85%	.85%	.88%	.96%
Expenses net of all reductions	.82%	.84%	.84%	.87%	.94%
Net investment income (loss)	.73%	1.30%	.90%	2.10% E	.92% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,231,942	$ 1,146,782	$ 1,089,619	$ 1,195,371	$ 604,475
Portfolio turnover rate D	53%	61%	94%	87%	104% H

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HThe portfolio turnover rate does not include the assets acquired in the merger. IFor the year ended February 29. JAmount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 I	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.57	$ 69.35	$ 70.05	$ 52.58	$ 27.66
Income from Investment Operations
Net investment income (loss) B	.59	.90	.60	1.28 E	.46 F
Net realized and unrealized gain (loss)	14.60	5.70	(.36)	17.40	24.89
Total from investment operations	15.19	6.60	.24	18.68	25.35
Distributions from net investment income	(.50)	(.83)	(.56)	(1.19)	(.44)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	(.03)	-
Total distributions	(2.10)	(2.38)	(.94)	(1.22)	(.44)
Redemption fees added to paid in capital B	- J	- J	- J	.01	.01
Net asset value, end of period	$ 86.66	$ 73.57	$ 69.35	$ 70.05	$ 52.58
Total Return A	20.81%	9.71%	.50%	35.73%	91.79%
Ratios to Average Net Assets C, G
Expenses before reductions	.81%	.85%	.84%	.86%	.94%
Expenses net of fee waivers, if any	.81%	.85%	.84%	.86%	.94%
Expenses net of all reductions	.81%	.84%	.83%	.85%	.93%
Net investment income (loss)	.74%	1.30%	.91%	2.11% E	.94% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 333,963	$ 246,696	$ 89,299	$ 85,130	$ 13,670
Portfolio turnover rate D	53%	61%	94%	87%	104% H

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HThe portfolio turnover rate does not include the assets acquired in the merger. IFor the year ended February 29. JAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), original issue discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 569,706,695
Gross unrealized depreciation	(24,615,148)
Net unrealized appreciation (depreciation) on securities and other investments	$ 545,091,547

Tax Cost	$ 1,581,888,229

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,483,951
Undistributed long-term capital gain	$ 56,642,887
Net unrealized appreciation (depreciation)	$ 545,088,879

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 10,087,395	$ 15,064,080
Long-term Capital Gains	36,443,011	31,892,999
Total	$ 46,530,406	$ 46,957,079

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Fiscal year of expiration:
2017	$ (1,422,248)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (2,526,023)

The Fund acquired $2,526,023 of capital loss carryforwards as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $702,685 and a change in net unrealized appreciation (depreciation) of $(417,650) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $974,328,461 and $946,309,029, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 668,160	$ 11,911
Class T	.25%	.25%	197,474	1,042
Class B	.75%	.25%	90,429	68,170
Class C	.75%	.25%	900,007	325,396
			$ 1,856,070	$ 406,519

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 166,569
Class T	13,304
Class B*	19,379
Class C*	16,753
$ 216,005

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

% of Average Net Assets
Class A	$ 648,808.24
Class T	115,141.29
Class B	27,231.30
Class C	218,786.24
Materials	2,491,421.22
Institutional Class	501,728.21
$ 4,003,115

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,613 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,473 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $215,485. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $76,091 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $122.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $7,424.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014	2013
From net investment income
Class A	$ 1,076,918	$ 1,631,593
Class T	29,833	221,281
Class B	-	14,451
Class C	-	183,511
Materials	6,872,385	11,420,509
Institutional Class	1,673,460	1,592,735
Total	$ 9,652,596	$ 15,064,080
From net realized gain
Class A	$ 5,762,988	$ 3,967,803
Class T	809,850	717,303
Class B	165,553	228,009
Class C	1,915,182	1,411,838
Materials	22,724,072	22,783,457
Institutional Class	5,500,165	2,784,589
Total	$ 36,877,810	$ 31,892,999

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	1,797,224	1,611,922	$ 142,257,752	$ 112,576,195
Reinvestment of distributions	72,401	68,775	5,951,034	4,804,595
Shares redeemed	(965,142)	(969,159)	(75,392,440)	(66,285,158)
Net increase (decrease)	904,483	711,538	$ 72,816,346	$ 51,095,632
Class T
Shares sold	170,035	205,283	$ 13,444,901	$ 14,234,477
Reinvestment of distributions	9,678	12,892	792,607	896,667
Shares redeemed	(172,106)	(110,407)	(13,187,903)	(7,498,384)
Net increase (decrease)	7,607	107,768	$ 1,049,605	$ 7,632,760
Class B
Shares sold	7,873	21,997	$ 603,147	$ 1,493,049
Reinvestment of distributions	1,836	3,022	148,096	207,121
Shares redeemed	(48,755)	(45,545)	(3,688,524)	(3,081,508)
Net increase (decrease)	(39,046)	(20,526)	$ (2,937,281)	$ (1,381,338)
Class C
Shares sold	450,706	423,105	$ 34,616,884	$ 29,248,360
Reinvestment of distributions	19,891	19,249	1,600,154	1,317,196
Shares redeemed	(246,286)	(257,585)	(18,989,979)	(17,263,032)
Net increase (decrease)	224,311	184,769	$ 17,227,059	$ 13,302,524
Materials
Shares sold	3,222,449	5,306,846	$ 254,476,294	$ 372,534,797
Reinvestment of distributions	341,183	464,930	28,082,183	32,543,457
Shares redeemed	(4,936,489)	(5,905,812)	(386,209,902)	(406,043,890)
Net increase (decrease)	(1,372,857)	(134,036)	$ (103,651,425)	$ (965,636)
Institutional Class
Shares sold	2,646,562	2,986,457	$ 209,408,784	$ 212,651,449
Reinvestment of distributions	73,103	54,139	6,019,071	3,797,777
Shares redeemed	(2,219,316)	(975,090)	(170,552,801)	(66,601,118)
Net increase (decrease)	500,349	2,065,506	$ 44,875,054	$ 149,848,108

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Telecommunications Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	16.30%	19.20%	6.74%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Institutional Class on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Matthew Drukker, Portfolio Manager of Fidelity Advisor® Telecommunications Fund: For the year, the fund's Institutional Class shares gained 16.30%, underperforming the 17.26% result of the MSCI® U.S. IMI Telecommunications Services 25-50 Index and the broad-based S&P 500®. Versus the MSCI sector benchmark, underweighting Sprint - which dropped Nextel from its name in July after SoftBank became majority owner of the firm - was the biggest individual detractor. The stock outperformed later in the period amid reports of SoftBank's potential bid for T-Mobile. I held an underweighting, on average, in Sprint Nextel before the SoftBank deal was closed, and that position was one of the biggest contributors, as the stock underperformed. A smaller-than-index position in Leap Wireless International was detrimental. The stock surged in July when AT&T agreed to purchase the prepaid wireless carrier in a cash bid worth $1.2 billion. With smartphone penetration in the U.S. already above 70%, revenue growth slowed from new data-plan customers that historically helped support earnings. I thought AT&T would be most adversely affected, and underweighting the telecom stalwart was by far the fund's biggest relative contributor. Investors' renewed concern that competitive threats, predominantly from T-Mobile, could hinder future profit margins and growth, weighed on the stock for most of the year. Consequently, an overweighting, on average, in T-Mobile, where I saw greater growth prospects, also was the right call. I added the stock to the fund in May and shares took off in December amid reports that Japan-based SoftBank - the parent company of Sprint - was preparing a bid for the firm.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.17%
Actual		$ 1,000.00	$ 1,079.80	$ 6.03
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.48%
Actual		$ 1,000.00	$ 1,078.10	$ 7.63
Hypothetical A		$ 1,000.00	$ 1,017.46	$ 7.40
Class B	1.93%
Actual		$ 1,000.00	$ 1,075.60	$ 9.93
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.86%
Actual		$ 1,000.00	$ 1,076.10	$ 9.57
Hypothetical A		$ 1,000.00	$ 1,015.57	$ 9.30
Telecommunications	.84%
Actual		$ 1,000.00	$ 1,081.60	$ 4.34
Hypothetical A		$ 1,000.00	$ 1,020.63	$ 4.21
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,081.20	$ 4.70
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	23.9	22.7
AT&T, Inc.	9.7	9.6
American Tower Corp.	6.4	7.7
T-Mobile U.S., Inc.	5.9	3.1
CenturyLink, Inc.	4.3	3.7
SBA Communications Corp. Class A	4.3	5.7
Telephone & Data Systems, Inc.	3.5	2.5
Vodafone Group PLC sponsored ADR	2.9	4.6
Level 3 Communications, Inc.	2.4	2.7
Sprint Corp.	2.1	0.1
	65.4
Top Industries (% of fund's net assets)
As of February 28, 2014
Diversified Telecommunication Services	61.2%
Wireless Telecommunication Services	22.8%
Real Estate Investment Trusts	7.1%
Media	2.7%
Internet Software & Services	1.2%
All Others*	5.0%

As of August 31, 2013
Diversified Telecommunication Services	58.2%
Wireless Telecommunication Services	26.4%
Real Estate Investment Trusts	8.0%
Media	2.7%
Internet Software & Services	0.8%
All Others*	3.9%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Telecommunications Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 61.0%
Alternative Carriers - 14.9%
8x8, Inc. (a)	724,386	$ 7,664,004
Cogent Communications Group, Inc.	171,768	6,585,585
inContact, Inc. (a)	427,823	3,858,963
Iridium Communications, Inc. (a)(d)	548,976	3,579,324
Level 3 Communications, Inc. (a)	230,216	8,476,553
Lumos Networks Corp.	428,878	6,227,309
Premiere Global Services, Inc. (a)	413,383	4,675,362
Towerstream Corp. (a)(d)	830,224	2,191,791
TW Telecom, Inc. (a)	201,917	6,180,679
Vonage Holdings Corp. (a)	954,671	4,401,033
		53,840,603
Integrated Telecommunication Services - 46.1%
AT&T, Inc.	1,105,550	35,300,212
Atlantic Tele-Network, Inc.	98,900	6,481,906
Bezeq The Israeli Telecommunication Corp. Ltd.	1,170,300	1,897,802
BT Group PLC	2,709	18,632
CenturyLink, Inc.	501,078	15,663,698
Cincinnati Bell, Inc. (a)	1,058,914	3,547,362
Consolidated Communications Holdings, Inc. (d)	99,498	1,896,432
Frontier Communications Corp. (d)	1,562,083	7,622,965
General Communications, Inc. Class A (a)	161,996	1,686,378
Hawaiian Telcom Holdco, Inc. (a)	78,265	2,254,032
IDT Corp. Class B	109,565	1,966,692
Telenor ASA	41,800	923,472
Verizon Communications, Inc.	1,826,997	86,928,518
Windstream Holdings, Inc. (d)	169,082	1,356,038
		167,544,139
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		221,384,742
INTERNET SOFTWARE & SERVICES - 1.2%
Internet Software & Services - 1.2%
Earthlink Holdings Corp.	221,000	866,320
Equinix, Inc. (a)	10,101	1,918,786
Rackspace Hosting, Inc. (a)	43,500	1,599,495
		4,384,601
IT SERVICES - 0.5%
IT Consulting & Other Services - 0.5%
InterXion Holding N.V. (a)	81,100	1,945,589

	Shares	Value
MEDIA - 2.7%
Cable & Satellite - 2.7%
Altice S.A.	5,500	$ 239,137
DISH Network Corp. Class A (a)	86,004	5,060,475
Liberty Global PLC Class C	38,318	3,244,002
Shaw Communications, Inc. Class B (d)	53,700	1,241,991
		9,785,605
REAL ESTATE INVESTMENT TRUSTS - 7.1%
Office REITs - 0.7%
CyrusOne, Inc.	121,300	2,695,286
Specialized REITs - 6.4%
American Tower Corp.	284,390	23,169,253
TOTAL REAL ESTATE INVESTMENT TRUSTS		25,864,539
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Semiconductors - 0.7%
Broadcom Corp. Class A	79,831	2,372,577
SOFTWARE - 0.3%
Application Software - 0.3%
Interactive Intelligence Group, Inc. (a)	12,600	1,003,338
Synchronoss Technologies, Inc. (a)	203	6,979
		1,010,317
WIRELESS TELECOMMUNICATION SERVICES - 22.8%
Wireless Telecommunication Services - 22.8%
Boingo Wireless, Inc. (a)(d)	464,745	2,700,168
Crown Castle International Corp.	189	14,345
KDDI Corp.	32,400	1,981,443
Leap Wireless International, Inc. (a)	400	7,008
NII Holdings, Inc. (a)(d)	1,381,963	1,589,257
NTELOS Holdings Corp. (d)	103,288	1,443,966
RingCentral, Inc. (d)	27,700	599,705
SBA Communications Corp. Class A (a)	163,256	15,537,074
Shenandoah Telecommunications Co.	100,526	2,656,902
Sprint Corp. (a)	884,185	7,727,777
T-Mobile U.S., Inc. (a)	703,797	21,465,809
Tele2 AB (B Shares)	139,750	1,733,893
Telephone & Data Systems, Inc.	557,964	12,716,000
U.S. Cellular Corp.	64,300	2,320,587
Vodafone Group PLC sponsored ADR	251,641	10,460,716
		82,954,650
TOTAL COMMON STOCKS (Cost $314,097,848)		349,702,620
Nonconvertible Preferred Stocks - 0.2%

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Integrated Telecommunication Services - 0.2%
Oi SA sponsored ADR (d) (Cost $922,592)	543,500	826,120
Money Market Funds - 4.6%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c) (Cost $16,873,475)	16,873,475	$ 16,873,475
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $331,893,915)		367,402,215
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(4,124,630)
NET ASSETS - 100%		$ 363,277,585
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,528
Fidelity Securities Lending Cash Central Fund	228,474
Total	$ 239,002
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 349,702,620	$ 347,702,545	$ 2,000,075	$ -
Nonconvertible Preferred Stocks	826,120	826,120	-	-
Money Market Funds	16,873,475	16,873,475	-	-
Total Investments in Securities:	$ 367,402,215	$ 365,402,140	$ 2,000,075	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $15,320,193) - See accompanying schedule: Unaffiliated issuers (cost $315,020,440)	$ 350,528,740
Fidelity Central Funds (cost $16,873,475)	16,873,475
Total Investments (cost $331,893,915)		$ 367,402,215
Receivable for investments sold		26,858,175
Receivable for fund shares sold		443,447
Dividends receivable		2,103,947
Distributions receivable from Fidelity Central Funds		15,077
Prepaid expenses		2,594
Other receivables		39,916
Total assets		396,865,371

Liabilities
Payable to custodian bank	$ 870,746
Payable for investments purchased	14,311,597
Payable for fund shares redeemed	1,235,864
Accrued management fee	169,374
Distribution and service plan fees payable	8,467
Other affiliated payables	77,245
Other payables and accrued expenses	41,018
Collateral on securities loaned, at value	16,873,475
Total liabilities		33,587,786

Net Assets		$ 363,277,585
Net Assets consist of:
Paid in capital		$ 331,298,766
Undistributed net investment income		7,778,471
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,303,806)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		35,504,154
Net Assets		$ 363,277,585

Statement of Assets and Liabilities - continued

February 28, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,712,323 ÷ 131,364 shares)	$ 58.71

Maximum offering price per share (100/94.25 of $58.71)	$ 62.29
Class T: Net Asset Value and redemption price per share ($4,343,615 ÷ 74,247 shares)	$ 58.50

Maximum offering price per share (100/96.50 of $58.50)	$ 60.62
Class B: Net Asset Value and offering price per share ($546,464 ÷ 9,299 shares)A	$ 58.77

Class C: Net Asset Value and offering price per share ($5,522,628 ÷ 94,343 shares)A	$ 58.54

Telecommunications: Net Asset Value, offering price and redemption price per share ($343,548,418 ÷ 5,829,058 shares)	$ 58.94

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,604,137 ÷ 27,281 shares)	$ 58.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 11,161,992
Special dividends		7,304,521
Interest		23
Income from Fidelity Central Funds		239,002
Total income		18,705,538

Expenses
Management fee	$ 2,436,046
Transfer agent fees	952,642
Distribution and service plan fees	98,511
Accounting and security lending fees	174,567
Custodian fees and expenses	27,761
Independent trustees' compensation	8,414
Registration fees	81,316
Audit	56,946
Legal	8,437
Interest	1,149
Miscellaneous	5,478
Total expenses before reductions	3,851,267
Expense reductions	(114,701)	3,736,566
Net investment income (loss)		14,968,972
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,147,371
Foreign currency transactions	12,166
Total net realized gain (loss)		2,159,537
Change in net unrealized appreciation (depreciation) on: Investment securities	48,831,064
Assets and liabilities in foreign currencies	(2,016)
Total change in net unrealized appreciation (depreciation)		48,829,048
Net gain (loss)		50,988,585
Net increase (decrease) in net assets resulting from operations		$ 65,957,557

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,968,972	$ 9,261,556
Net realized gain (loss)	2,159,537	44,357,084
Change in net unrealized appreciation (depreciation)	48,829,048	3,165,741
Net increase (decrease) in net assets resulting from operations	65,957,557	56,784,381
Distributions to shareholders from net investment income	(8,506,759)	(8,401,078)
Distributions to shareholders from net realized gain	(32,511)	-
Total distributions	(8,539,270)	(8,401,078)
Share transactions - net increase (decrease)	(90,264,976)	(7,060,825)
Redemption fees	26,413	3,280
Total increase (decrease) in net assets	(32,820,276)	41,325,758

Net Assets
Beginning of period	396,097,861	354,772,103
End of period (including undistributed net investment income of $7,778,471 and undistributed net investment income of $1,584,319, respectively)	$ 363,277,585	$ 396,097,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.58	$ 46.12	$ 46.93	$ 37.64	$ 26.66
Income from Investment Operations
Net investment income (loss) C	1.76 K	.99	.56	.57	.67
Net realized and unrealized gain (loss)	6.48	5.43	(.86)	9.49	10.55
Total from investment operations	8.24	6.42	(.30)	10.06	11.22
Distributions from net investment income	(1.11)	(.96)	(.51)	(.77)	(.19)
Distributions from net realized gain	(.01)	-	-	-	(.05)
Total distributions	(1.11) J	(.96)	(.51)	(.77)	(.24) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.71	$ 51.58	$ 46.12	$ 46.93	$ 37.64
Total Return A, B	16.00%	13.97%	(.54)%	26.87%	42.07%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.18%	1.20%	1.20%	1.26%
Expenses net of fee waivers, if any	1.18%	1.18%	1.20%	1.20%	1.26%
Expenses net of all reductions	1.15%	1.17%	1.18%	1.18%	1.24%
Net investment income (loss)	3.08% K	2.01%	1.21%	1.35%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,712	$ 6,449	$ 4,677	$ 4,305	$ 3,343
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. J Total distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share. K Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.43%.

Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.41	$ 46.01	$ 46.81	$ 37.55	$ 26.68
Income from Investment Operations
Net investment income (loss) C	1.59 K	.85	.42	.45	.57
Net realized and unrealized gain (loss)	6.44	5.39	(.84)	9.47	10.54
Total from investment operations	8.03	6.24	(.42)	9.92	11.11
Distributions from net investment income	(.94)	(.84)	(.38)	(.66)	(.22)
Distributions from net realized gain	(.01)	-	-	-	(.03)
Total distributions	(.94) J	(.84)	(.38)	(.66)	(.24) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.50	$ 51.41	$ 46.01	$ 46.81	$ 37.55
Total Return A, B	15.64%	13.61%	(.82)%	26.54%	41.64%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.48%	1.49%	1.48%	1.55%
Expenses net of fee waivers, if any	1.48%	1.48%	1.49%	1.48%	1.55%
Expenses net of all reductions	1.45%	1.46%	1.47%	1.46%	1.53%
Net investment income (loss)	2.78% K	1.72%	.92%	1.06%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,344	$ 4,237	$ 2,702	$ 2,882	$ 2,051
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. J Total distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share. K Investment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.13%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.63	$ 46.14	$ 46.93	$ 37.60	$ 26.71
Income from Investment Operations
Net investment income (loss) C	1.33 J	.62	.21	.25	.40
Net realized and unrealized gain (loss)	6.48	5.42	(.83)	9.48	10.54
Total from investment operations	7.81	6.04	(.62)	9.73	10.94
Distributions from net investment income	(.66)	(.55)	(.17)	(.40)	(.04)
Distributions from net realized gain	(.01)	-	-	-	(.01)
Total distributions	(.67)	(.55)	(.17)	(.40)	(.05) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.77	$ 51.63	$ 46.14	$ 46.93	$ 37.60
Total Return A, B	15.13%	13.11%	(1.29)%	25.96%	40.97%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.93%	1.95%	1.95%	2.01%
Expenses net of fee waivers, if any	1.93%	1.93%	1.95%	1.95%	2.01%
Expenses net of all reductions	1.91%	1.92%	1.93%	1.93%	2.00%
Net investment income (loss)	2.32% J	1.26%	.47%	.60%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 546	$ 576	$ 596	$ 706	$ 641
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. J Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .67%.

Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.47	$ 46.02	$ 46.89	$ 37.61	$ 26.76
Income from Investment Operations
Net investment income (loss) C	1.36 J	.63	.22	.26	.41
Net realized and unrealized gain (loss)	6.46	5.41	(.84)	9.46	10.56
Total from investment operations	7.82	6.04	(.62)	9.72	10.97
Distributions from net investment income	(.74)	(.59)	(.25)	(.44)	(.10)
Distributions from net realized gain	(.01)	-	-	-	(.02)
Total distributions	(.75)	(.59)	(.25)	(.44)	(.12) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.54	$ 51.47	$ 46.02	$ 46.89	$ 37.61
Total Return A, B	15.20%	13.14%	(1.27)%	25.95%	41.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.88%	1.90%	1.93%	1.94%	2.01%
Expenses net of fee waivers, if any	1.88%	1.90%	1.93%	1.94%	2.01%
Expenses net of all reductions	1.85%	1.89%	1.91%	1.92%	2.00%
Net investment income (loss)	2.38% J	1.29%	.48%	.61%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,523	$ 4,353	$ 3,514	$ 3,035	$ 2,151
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. J Investment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .73%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.75	$ 46.26	$ 47.07	$ 37.73	$ 26.74
Income from Investment Operations
Net investment income (loss) B	1.96 J	1.15	.70	.69	.76
Net realized and unrealized gain (loss)	6.51	5.43	(.86)	9.52	10.59
Total from investment operations	8.47	6.58	(.16)	10.21	11.35
Distributions from net investment income	(1.28)	(1.09)	(.65)	(.87)	(.31)
Distributions from net realized gain	(.01)	-	-	-	(.05)
Total distributions	(1.28) I	(1.09)	(.65)	(.87)	(.36) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 58.94	$ 51.75	$ 46.26	$ 47.07	$ 37.73
Total Return A	16.40%	14.30%	(.23)%	27.24%	42.43%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.87%	.90%	.92%	.99%
Expenses net of fee waivers, if any	.85%	.87%	.90%	.92%	.99%
Expenses net of all reductions	.82%	.85%	.88%	.91%	.98%
Net investment income (loss)	3.41% J	2.33%	1.52%	1.62%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 343,548	$ 377,841	$ 342,262	$ 354,938	$ 279,704
Portfolio turnover rate D	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. I Total distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share. J Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.76%.

Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.65	$ 46.20	$ 47.02	$ 37.69	$ 26.73
Income from Investment Operations
Net investment income (loss) B	1.93 I	1.17	.70	.71	.84
Net realized and unrealized gain (loss)	6.48	5.42	(.88)	9.50	10.55
Total from investment operations	8.41	6.59	(.18)	10.21	11.39
Distributions from net investment income	(1.25)	(1.14)	(.64)	(.88)	(.38)
Distributions from net realized gain	(.01)	-	-	-	(.05)
Total distributions	(1.26)	(1.14)	(.64)	(.88)	(.43) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 58.80	$ 51.65	$ 46.20	$ 47.02	$ 37.69
Total Return A	16.30%	14.33%	(.26)%	27.27%	42.59%
Ratios to Average Net Assets C, E
Expenses before reductions	.91%	.85%	.89%	.91%	.86%
Expenses net of fee waivers, if any	.91%	.85%	.89%	.91%	.86%
Expenses net of all reductions	.88%	.83%	.87%	.89%	.84%
Net investment income (loss)	3.35% I	2.35%	1.52%	1.64%	2.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,604	$ 2,641	$ 1,022	$ 1,743	$ 1,101
Portfolio turnover rate D	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. I Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.70%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 50,421,115
Gross unrealized depreciation	(17,845,454)
Net unrealized appreciation (depreciation) on securities and other investments	$ 32,575,661

Tax Cost	$ 334,826,554

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,778,810
Capital loss carryforward	$ (4,297,851)
Net unrealized appreciation (depreciation)	$ 32,571,515

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (4,297,851)

The Fund intends to elect to defer to its next fiscal year $4,073,316 of capital losses recognized during the period November 1, 2013 to February 28, 2014.

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 8,539,270	$ 8,401,078

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $468,948,325 and $554,795,163, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 18,291	$ 583
Class T	.25%	.25%	21,936	-
Class B	.75%	.25%	5,661	4,246
Class C	.75%	.25%	52,623	12,851
			$ 98,511	$ 17,680

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,371
Class T	2,798
Class B*	370
Class C*	621
$ 12,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 21,689.30
Class T	15,148.35
Class B	1,702.30
Class C	12,956.25
Telecommunications	897,426.21
Institutional Class	3,721.27
	$ 952,642

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $29,221 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,090,231.32%		$ 1,149

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $879 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $228,474, including $38,531 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $112,854 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,847.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014	2013
From net investment income
Class A	$ 137,021	$ 115,461
Class T	71,145	65,641
Class B	6,457	6,964
Class C	68,251	43,780
Telecommunications	8,194,747	8,113,006
Institutional Class	29,138	56,226
Total	$ 8,506,759	$ 8,401,078
From net realized gain
Class A	$ 617	$ -
Class T	373	-
Class B	48	-
Class C	466	-
Telecommunications	30,889	-
Institutional Class	118	-
Total	$ 32,511	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	62,389	76,572	$ 3,565,235	$ 3,760,739
Reinvestment of distributions	2,113	1,839	123,157	92,540
Shares redeemed	(58,169)	(54,776)	(3,308,571)	(2,738,397)
Net increase (decrease)	6,333	23,635	$ 379,821	$ 1,114,882
Class T
Shares sold	23,341	48,620	$ 1,331,922	$ 2,392,044
Reinvestment of distributions	1,193	1,268	69,243	63,823
Shares redeemed	(32,706)	(26,195)	(1,852,992)	(1,317,712)
Net increase (decrease)	(8,172)	23,693	$ (451,827)	$ 1,138,155
Class B
Shares sold	135	3,053	$ 7,819	$ 144,445
Reinvestment of distributions	103	133	6,030	6,751
Shares redeemed	(2,095)	(4,941)	(116,496)	(248,673)
Net increase (decrease)	(1,857)	(1,755)	$ (102,647)	$ (97,477)
Class C
Shares sold	31,217	26,248	$ 1,769,477	$ 1,304,972
Reinvestment of distributions	819	594	47,679	29,972
Shares redeemed	(22,263)	(18,620)	(1,264,412)	(912,596)
Net increase (decrease)	9,773	8,222	$ 552,744	$ 422,348
Telecommunications
Shares sold	3,045,047	3,283,802	$ 171,993,078	$ 158,174,294
Reinvestment of distributions	136,279	156,090	7,951,397	7,859,416
Shares redeemed	(4,653,020)	(3,538,446)	(269,388,514)	(177,183,415)
Net increase (decrease)	(1,471,694)	(98,554)	$ (89,444,039)	$ (11,149,705)
Institutional Class
Shares sold	22,305	41,031	$ 1,294,531	$ 2,107,286
Reinvestment of distributions	405	986	23,701	49,926
Shares redeemed	(46,560)	(13,014)	(2,517,260)	(646,240)
Net increase (decrease)	(23,850)	29,003	$ (1,199,028)	$ 1,510,972

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial positions of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio (funds of Fidelity Select Portfolios) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 17, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/14/14	04/11/14	$0.273	$2.753
Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/14/14	04/11/14	$0.000	$0.000
Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/14/14	04/11/14	$0.120	$2.337
Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/14/14	04/11/14	$1.263	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$154,311,669
Materials Portfolio	$93,576,128

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	April 2013	December 2013
Consumer Staples Portfolio
Institutional Class	75%	100%
Materials Portfolio
Institutional Class	100%	100%
Telecommunications Portfolio
Institutional Class	100%	96%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2013	December 2013
Consumers Staples Portfolio
Institutional Class	100%	100%
Materials Portfolio
Institutional Class	100%	100%
Telecommunications Portfolio
Institutional Class	100%	100%

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between Consumer Staples Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	1,231,896,932.45	72.402
Against	59,201,079.18	3.479
Abstain	62,956,309.82	3.700
Broker Non-Vote	347,429,518.32	20.419
TOTAL	1,701,483,839.77	100.000
PROPOSAL 2
To approve a management contract between Gold Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	1,324,132,405.74	82.001
Against	87,695,443.27	5.431
Abstain	81,563,532.56	5.051
Broker Non-Vote	121,395,496.57	7.517
TOTAL	1,614,786,878.14	100.000
PROPOSAL 2
To approve a management contract between Materials Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	782,680,671.91	69.186
Against	33,398,286.37	2.953
Abstain	38,711,653.50	3.421
Broker Non-Vote	276,491,097.39	24.440
TOTAL	1,131,281,709.17	100.000
PROPOSAL 2
To approve a management contract between Telecommunications Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	208,420,238.27	81.880
Against	18,588,167.85	7.302
Abstain	11,559,235.71	4.541
Broker Non-Vote	15,977,976.37	6.277
TOTAL	254,545,618.20	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ASGMTI-UANN-0414
1.845768.107

Fidelity®

Select Portfolios®

Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Air Transportation Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Defense and Aerospace Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Environment and Alternative Energy Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Industrial Equipment Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Industrials Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Transportation Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Air Transportation Portfolio	.86%
Actual		$ 1,000.00	$ 1,275.40	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31
Defense and Aerospace Portfolio	.80%
Actual		$ 1,000.00	$ 1,213.50	$ 4.39
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Environment and Alternative Energy Portfolio	.94%
Actual		$ 1,000.00	$ 1,186.30	$ 5.10
HypotheticalA		$ 1,000.00	$ 1,020.13	$ 4.71
Industrial Equipment Portfolio	.77%
Actual		$ 1,000.00	$ 1,186.10	$ 4.17
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86
Industrials Portfolio	.80%
Actual		$ 1,000.00	$ 1,185.40	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Transportation Portfolio	.83%
Actual		$ 1,000.00	$ 1,242.30	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	42.26%	33.55%	12.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Matthew Moulis, Portfolio Manager of Air Transportation Portfolio: For the year, the fund returned 42.26%, modestly trailing the 43.64% gain of the S&P® Custom Air Transportation Index but well ahead of the broadly based S&P 500®. Versus the broader market, stocks in the fund's investment universe were lifted by outstanding performance in the airlines group. A position in cash and cash equivalents averaging 5% meaningfully dampened the fund's performance compared with its industry benchmark. I put most of this cash to work by period end. An underweighting and subpar stock selection in aerospace & defense also had a negative impact on relative performance. Specifically, an underweighting in Boeing, a strong-performing major index component, was the fund's largest relative detractor. Overweighting business jet maker Textron earlier in the period also worked against the fund's results, as did avoiding strong-performing truck broker and index component XPO Logistics. Conversely, the fund's overweighting in airlines and its underweighting in the lagging air freight & logistics segment were the two biggest factors lifting performance during the period. The largest relative contributor was Canada-based Bombardier, a manufacturer of regional jets and rail equipment. The fund didn't own this weak-performing index component for most of the period, as I was skeptical of the company's costly effort to begin competing with two established players in the market for large commercial jets. With that said, Bombardier's positive announcements on orders and commitments at the Dubai airshow in November prompted me to establish an underweighted position here. Other noteworthy contributors included major air carriers Delta Air Lines and American Airlines Group, the latter a company formed from the December 2013 merger of American Airlines and US Airways Group. At period end, Delta was the fund's largest position, and American Airlines Group was its fourth-largest holding. Underweighting freight forwarder and index component UTi Worldwide also aided our results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Air Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Delta Air Lines, Inc.	10.3	8.4
The Boeing Co.	9.5	10.9
United Parcel Service, Inc. Class B	9.2	11.3
American Airlines Group, Inc.	7.6	3.1
FedEx Corp.	7.0	6.4
United Continental Holdings, Inc.	6.6	3.9
Precision Castparts Corp.	5.0	4.7
Ryanair Holdings PLC sponsored ADR	4.9	5.1
Southwest Airlines Co.	3.7	2.1
Rockwell Collins, Inc.	3.5	5.7
	67.3
Top Industries (% of fund's net assets)
As of February 28, 2014
Airlines	43.9%
Air Freight & Logistics	27.4%
Aerospace & Defense	25.6%
Road & Rail	1.2%
Transportation Infrastructure	1.1%
All Others*	0.8%

As of August 31, 2013
Airlines	35.2%
Aerospace & Defense	28.8%
Air Freight & Logistics	28.1%
Industrial Conglomerates	0.9%
Transportation Infrastructure	0.9%
All Others*	6.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Air Transportation Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
AEROSPACE & DEFENSE - 25.6%
Aerospace & Defense - 25.6%
Bombardier, Inc. Class B (sub. vtg.)	775,000	$ 2,526,641
Honeywell International, Inc.	19,700	1,860,468
Precision Castparts Corp.	68,479	17,659,365
Rockwell Collins, Inc.	146,800	12,116,872
Spirit AeroSystems Holdings, Inc. Class A (a)	337,400	9,727,242
Textron, Inc.	273,000	10,838,100
The Boeing Co.	258,800	33,364,496
United Technologies Corp.	16,300	1,907,426
		90,000,610
AIR FREIGHT & LOGISTICS - 27.0%
Air Freight & Logistics - 27.0%
Atlas Air Worldwide Holdings, Inc. (a)	64,900	1,955,437
C.H. Robinson Worldwide, Inc. (d)	197,100	10,221,606
Expeditors International of Washington, Inc.	265,607	10,494,133
FedEx Corp.	184,700	24,626,051
Hub Group, Inc. Class A (a)	189,500	7,403,765
Park-Ohio Holdings Corp. (a)	116,800	6,148,352
United Parcel Service, Inc. Class B	338,400	32,408,568
UTi Worldwide, Inc.	138,000	1,357,920
		94,615,832
AIRLINES - 43.9%
Airlines - 43.9%
Air Canada Class A (a)	1,419,500	7,627,585
Alaska Air Group, Inc.	68,200	5,908,848
American Airlines Group, Inc. (a)(d)	720,000	26,589,600
Copa Holdings SA Class A	5,900	799,214
Dart Group PLC	592,386	2,844,503
Delta Air Lines, Inc.	1,090,702	36,222,212
Republic Airways Holdings, Inc. (a)	220,400	2,111,432
Ryanair Holdings PLC sponsored ADR (a)	299,500	16,999,620
Southwest Airlines Co.	580,200	13,019,688
Spirit Airlines, Inc. (a)	139,500	7,878,960
United Continental Holdings, Inc. (a)	517,085	23,248,142
WestJet Airlines Ltd.	462,200	10,639,825
		153,889,629
MACHINERY - 0.0%
Construction & Farm Machinery & Heavy Trucks - 0.0%
ASL Marine Holdings Ltd.	281,000	155,169
ROAD & RAIL - 1.2%
Trucking - 1.2%
J.B. Hunt Transport Services, Inc.	21,800	1,566,766
Universal Truckload Services, Inc.	98,564	2,562,664
		4,129,430

	Shares	Value
TRANSPORTATION INFRASTRUCTURE - 1.1%
Airport Services - 1.1%
BBA Aviation PLC	711,700	$ 4,007,947
TOTAL COMMON STOCKS (Cost $267,558,837)		346,798,617
Convertible Bonds - 0.4%
Principal Amount
AIR FREIGHT & LOGISTICS - 0.4%
Air Freight & Logistics - 0.4%
UTi Worldwide, Inc. 4.5% 3/1/19 (e) (Cost $1,400,000)	$ 1,400,000	1,413,440
Money Market Funds - 12.2%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	5,165,066	5,165,066
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	37,525,050	37,525,050
TOTAL MONEY MARKET FUNDS (Cost $42,690,116)		42,690,116
TOTAL INVESTMENT PORTFOLIO - 111.4% (Cost $311,648,953)		390,902,173
NET OTHER ASSETS (LIABILITIES) - (11.4)%		(39,942,504)
NET ASSETS - 100%		$ 350,959,669
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,413,440 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,980
Fidelity Securities Lending Cash Central Fund	192,578
Total	$ 205,558
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 346,798,617	$ 346,798,617	$ -	$ -
Convertible Bonds	1,413,440	-	1,413,440	-
Money Market Funds	42,690,116	42,690,116	-	-
Total Investments in Securities:	$ 390,902,173	$ 389,488,733	$ 1,413,440	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	86.3%
Canada	5.9%
Ireland	4.9%
United Kingdom	1.9%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $36,791,955) - See accompanying schedule: Unaffiliated issuers (cost $268,958,837)	$ 348,212,057
Fidelity Central Funds (cost $42,690,116)	42,690,116
Total Investments (cost $311,648,953)		$ 390,902,173
Receivable for investments sold		1,736,019
Receivable for fund shares sold		872,068
Dividends receivable		651,301
Distributions receivable from Fidelity Central Funds		33,403
Prepaid expenses		761
Other receivables		15,226
Total assets		394,210,951

Liabilities
Payable for investments purchased	$ 2,946,021
Payable for fund shares redeemed	2,476,140
Accrued management fee	179,710
Other affiliated payables	80,516
Other payables and accrued expenses	43,845
Collateral on securities loaned, at value	37,525,050
Total liabilities		43,251,282

Net Assets		$ 350,959,669
Net Assets consist of:
Paid in capital		$ 271,351,079
Undistributed net investment income		146,694
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		208,676
Net unrealized appreciation (depreciation) on investments		79,253,220
Net Assets, for 5,751,303 shares outstanding		$ 350,959,669
Net Asset Value, offering price and redemption price per share ($350,959,669 ÷ 5,751,303 shares)		$ 61.02

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 2,136,666
Income from Fidelity Central Funds (including $192,578 from security lending)		205,558
Total income		2,342,224

Expenses
Management fee	$ 1,211,223
Transfer agent fees	465,951
Accounting and security lending fees	86,196
Custodian fees and expenses	27,165
Independent trustees' compensation	4,178
Registration fees	59,985
Audit	39,449
Legal	2,221
Interest	1,368
Miscellaneous	1,660
Total expenses before reductions	1,899,396
Expense reductions	(39,107)	1,860,289
Net investment income (loss)		481,935
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,547,911
Foreign currency transactions	(971)
Total net realized gain (loss)		7,546,940
Change in net unrealized appreciation (depreciation) on investment securities		58,042,588
Net gain (loss)		65,589,528
Net increase (decrease) in net assets resulting from operations		$ 66,071,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 481,935	$ 382,757
Net realized gain (loss)	7,546,940	3,383,436
Change in net unrealized appreciation (depreciation)	58,042,588	8,701,316
Net increase (decrease) in net assets resulting from operations	66,071,463	12,467,509
Distributions to shareholders from net investment income	(283,510)	(278,547)
Distributions to shareholders from net realized gain	(6,866,621)	(1,241,145)
Total distributions	(7,150,131)	(1,519,692)
Share transactions Proceeds from sales of shares	455,387,601	54,589,719
Reinvestment of distributions	6,829,818	1,484,377
Cost of shares redeemed	(261,051,115)	(48,841,974)
Net increase (decrease) in net assets resulting from share transactions	201,166,304	7,232,122
Redemption fees	35,151	4,540
Total increase (decrease) in net assets	260,122,787	18,184,479

Net Assets
Beginning of period	90,836,882	72,652,403
End of period (including undistributed net investment income of $146,694 and undistributed net investment income of $77,786, respectively)	$ 350,959,669	$ 90,836,882
Other Information Shares
Sold	8,314,236	1,356,924
Issued in reinvestment of distributions	121,717	36,507
Redeemed	(4,750,627)	(1,233,402)
Net increase (decrease)	3,685,326	160,029

Financial Highlights

Years ended February 28,	2014	2013	2012 H	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 43.97	$ 38.12	$ 43.05	$ 35.32	$ 17.35
Income from Investment Operations
Net investment income (loss)B	.12	.21 E	.05	.17 F	(.07)
Net realized and unrealized gain (loss)	18.28	6.44	.46	7.68	18.04
Total from investment operations	18.40	6.65	.51	7.85	17.97
Distributions from net investment income	(.06)	(.15)	(.05)	(.13)	-
Distributions from net realized gain	(1.30)	(.66)	(5.39)	-	-
Total distributions	(1.36)	(.80) J	(5.44)	(.13)	-
Redemption fees added to paid in capital B	.01	- I	- I	.01	- I
Net asset value, end of period	$ 61.02	$ 43.97	$ 38.12	$ 43.05	$ 35.32
Total Return A	42.26%	17.62%	2.01%	22.26%	103.57%
Ratios to Average Net Assets C,G
Expenses before reductions	.87%	.94%	.96%	.92%	1.05%
Expenses net of fee waivers, if any	.87%	.94%	.96%	.92%	1.05%
Expenses net of all reductions	.86%	.92%	.95%	.91%	1.01%
Net investment income (loss)	.22%	.54% E	.12%	.43% F	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 350,960	$ 90,837	$ 72,652	$ 113,471	$ 94,425
Portfolio turnover rate D	125%	74%	102%	161%	165%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..35%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.80 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.655 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	40.85%	28.30%	12.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Douglas Scott, Portfolio Manager of Defense and Aerospace Portfolio: For the year, the fund returned 40.85%, significantly trailing the 54.80% gain of the MSCI® U.S. IMI Aerospace & Defense 25-50 Index but handily beating the S&P 500®. Versus the broader market, defense & aerospace stocks benefited from surprising strength on the defense side and robust fundamentals in the aerospace industry. Compared with the MSCI industry index, significantly underweighting the strong-performing shares of four major defense firms in the index - Northrop Grumman, Lockheed Martin, Raytheon and General Dynamics - and ultimately selling all but Raytheon - hurt the fund's results. Additionally, several key picks on the aerospace side issued disappointing financial forecasts near the end of the period. Two of these were non-index positions in U.K. stocks, including Rolls-Royce Holdings, the fund's biggest relative detractor. The company, primarily known as a maker of engines for large commercial airliners and advanced military aircraft, suffered a sell-off in its shares after issuing disappointing 2014 financial guidance in mid-February, and I sold this stock. Another U.K.-based detractor was aerospace components supplier Meggitt. A strengthening British pound versus the U.S. dollar was partly to blame for the misfortunes of Rolls-Royce and Meggitt, as both firms' costs are recorded in British pounds, while their revenues are primarily booked in dollars. I'll also mention a large overweighting that I built in Triumph Group, another aerospace components supplier. Lastly, a cash position averaging roughly 3% held back the portfolio's results in a strongly rising market. Conversely, underweighting major benchmark component Honeywell International was a timely decision, as this stock posted a double-digit gain but lagged our industry benchmark. The firm makes aerospace components but also has exposure to building sensing and security systems. An overweighting in shipbuilder Huntington Ingalls Industries paid off nicely, as did an overweighting in HEICO, a manufacturer of jet engine and aircraft replacement parts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Defense and Aerospace Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	22.3	18.9
The Boeing Co.	16.5	15.5
Huntington Ingalls Industries, Inc.	5.8	2.2
Textron, Inc.	5.0	4.6
Safran SA	4.6	2.2
Meggitt PLC	4.4	4.3
Triumph Group, Inc.	4.4	3.3
Honeywell International, Inc.	4.3	4.4
Exelis, Inc.	4.0	0.0
Teledyne Technologies, Inc.	3.9	4.3
	75.2
Top Industries (% of fund's net assets)
As of February 28, 2014
Aerospace & Defense	97.4%
Chemicals	1.4%
Metals & Mining	0.8%
Electrical Equipment	0.0%†
All Others*	0.4%

As of August 31, 2013
Aerospace & Defense	90.9%
Electrical Equipment	2.7%
Metals & Mining	1.6%
Chemicals	0.9%
IT Services	0.5%
All Others*	3.4%

* Includes short-term investments and net other assets (liabilities).
† Amount represents less than 0.1%

Annual Report

Defense and Aerospace Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
AEROSPACE & DEFENSE - 97.4%
Aerospace & Defense - 97.4%
Alliant Techsystems, Inc.	271,843	$ 36,641,718
BAE Systems PLC	3,838,697	26,413,022
Esterline Technologies Corp. (a)	300,934	32,410,592
Exelis, Inc.	2,027,415	41,420,088
HEICO Corp.	275,425	17,128,681
Honeywell International, Inc.	464,676	43,884,001
Huntington Ingalls Industries, Inc.	591,876	59,974,795
L-3 Communications Holdings, Inc.	337,418	38,938,037
Meggitt PLC	5,351,087	45,161,740
Precision Castparts Corp.	66,494	17,147,473
Raytheon Co.	186,756	18,285,280
Safran SA	674,000	47,455,735
SIFCO Industries, Inc.	8,145	215,843
Teledyne Technologies, Inc. (a)	409,326	40,105,761
Textron, Inc.	1,287,300	51,105,810
The Boeing Co.	1,310,031	168,889,197
TransDigm Group, Inc.	217,933	38,822,585
Triumph Group, Inc.	690,535	45,022,882
United Technologies Corp.	1,948,001	227,955,076
		996,978,316
CHEMICALS - 1.4%
Specialty Chemicals - 1.4%
Cytec Industries, Inc.	144,716	13,700,264

	Shares	Value
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
AMETEK, Inc.	599	$ 31,891
METALS & MINING - 0.8%
Steel - 0.8%
Carpenter Technology Corp.	135,200	7,997,080
TOTAL COMMON STOCKS (Cost $724,076,037)		1,018,707,551
Nonconvertible Preferred Stocks - 0.0%

AEROSPACE & DEFENSE - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC (C Shares) (a) (Cost $288,245)	177,567,124	297,345
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $724,364,282)		1,019,004,896
NET OTHER ASSETS (LIABILITIES) - 0.4%		4,388,235
NET ASSETS - 100%		$ 1,023,393,131
Legend
(a) Non-income producing
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,426
Fidelity Securities Lending Cash Central Fund	39,485
Total	$ 65,911
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.4%
United Kingdom	7.0%
France	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $724,364,282)		$ 1,019,004,896
Cash		267
Receivable for investments sold		11,847,538
Receivable for fund shares sold		1,530,159
Dividends receivable		2,714,326
Distributions receivable from Fidelity Central Funds		406
Prepaid expenses		3,981
Other receivables		10,000
Total assets		1,035,111,573

Liabilities
Payable for fund shares redeemed	$ 5,158,666
Accrued management fee	466,697
Notes payable to affiliates	5,847,000
Other affiliated payables	191,564
Other payables and accrued expenses	54,515
Total liabilities		11,718,442

Net Assets		$ 1,023,393,131
Net Assets consist of:
Paid in capital		$ 692,383,370
Undistributed net investment income		1,569,587
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,799,560
Net unrealized appreciation (depreciation) on investments		294,640,614
Net Assets, for 8,350,631 shares outstanding		$ 1,023,393,131
Net Asset Value, offering price and redemption price per share ($1,023,393,131 ÷ 8,350,631 shares)		$ 122.55

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 11,974,848
Income from Fidelity Central Funds (including $39,485 from security lending)		65,911
Total income		12,040,759

Expenses
Management fee	$ 4,426,180
Transfer agent fees	1,633,013
Accounting and security lending fees	277,665
Custodian fees and expenses	17,165
Independent compensation	15,473
Registration fees	75,168
Audit	40,358
Legal	11,726
Interest	213
Miscellaneous	8,784
Total expenses before reductions	6,505,745
Expense reductions	(18,621)	6,487,124
Net investment income (loss)		5,553,635
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	82,240,513
Foreign currency transactions	28,070
Total net realized gain (loss)		82,268,583
Change in net unrealized appreciation (depreciation) on investment securities		174,135,772
Net gain (loss)		256,404,355
Net in net assets resulting from operations		$ 261,957,990

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,553,635	$ 8,732,231
Net realized gain (loss)	82,268,583	6,400,550
Change in net unrealized appreciation (depreciation)	174,135,772	32,785,011
Net in net assets resulting from operations	261,957,990	47,917,792
Distributions to from net investment income	(4,764,402)	(8,717,067)
Distributions to from net realized gain	(42,855,160)	(1,406,058)
Total distributions	(47,619,562)	(10,123,125)
Share transactions Proceeds from sales of shares	401,810,559	121,232,601
Reinvestment of distributions	45,690,950	9,789,696
Cost of shares redeemed	(245,341,421)	(243,116,903)
Net increase (decrease) in net assets resulting from share transactions	202,160,088	(112,094,606)
Redemption fees	35,338	4,868
Total increase (decrease) in net assets	416,533,854	(74,295,071)

Net Assets
Beginning of period	606,859,277	681,154,348
End of period (including undistributed net investment income of $1,569,587 and undistributed net investment income of $1,049,954, respectively)	$ 1,023,393,131	$ 606,859,277
Other Information Shares
Sold	3,564,948	1,438,094
Issued in reinvestment of distributions	390,076	113,226
Redeemed	(2,219,786)	(2,854,335)
Net increase (decrease)	1,735,238	(1,303,015)

Financial Highlights

Years ended February 28,	2014	2013	2012 H	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 91.73	$ 86.02	$ 78.21	$ 62.05	$ 38.96
Income from Investment Operations
Net investment income (loss) B	.77	1.17 E	.56	.42	.73 F
Net realized and unrealized gain (loss)	36.34	5.94	7.87	16.17	23.32
Total from investment operations	37.11	7.11	8.43	16.59	24.05
Distributions from net investment income	(.64)	(1.21)	(.51)	(.43)	(.96)
Distributions from net realized gain	(5.65)	(.19)	(.12)	-	-
Total distributions	(6.29)	(1.40)	(.62) J	(.43)	(.96)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 122.55	$ 91.73	$ 86.02	$ 78.21	$ 62.05
Total Return A	40.85%	8.37%	10.87%	26.79%	62.05%
Ratios to Average Net Assets C,G
Expenses before reductions	.81%	.84%	.86%	.88%	.95%
Expenses net of fee waivers, if any	.81%	.84%	.86%	.88%	.95%
Expenses net of all reductions	.81%	.83%	.86%	.88%	.94%
Net investment income (loss)	.70%	1.39% E	.72%	.62%	1.39% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,023,393	$ 606,859	$ 681,154	$ 677,961	$ 609,095
Portfolio turnover rate D	48%	56%	56%	43%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..99%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.01%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.623 per share is comprised of distributions from net investment income of $.508 and distributions from net realized gain of $.115 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio A	29.97%	17.36%	6.34%

A Prior to July 1, 2010, Environment and Alternative Energy Portfolio was named Environmental Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environment and Alternative Energy Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Environment and Alternative Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Anna Davydova, Portfolio Manager of Environment and Alternative Energy Portfolio: For the year, the fund returned 29.97%, underperforming the 31.87% gain of its industry benchmark - the FTSE® Environmental Opportunities & Alternative Energy Index - but topping the S&P 500®. The 450-stock FTSE® index outperformed the S&P 500 because it has significant industrials exposure, and industrials outpaced the broader market due largely to an improving U.S. economy and sector valuations. The fund slightly lagged its benchmark due mostly to an overweighted position in the underperforming environmental & facility services sector. It also missed a rally in electric car manufacturer Tesla Motors. In life sciences tools & services, not owning laboratory instruments and technology provider Thermo Fisher Scientific also hurt performance versus the index. On the plus side, positioning in the industrial machinery and semiconductor equipment segments - more specifically companies involved in solar - helped the most. In the former, owning flow-control equipment companies Xylem and Pentair proved beneficial. An overweighting in solar semiconductor equipment company GT Advanced Technologies was by far the biggest contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Environment and Alternative Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Danaher Corp.	8.1	8.3
Emerson Electric Co.	6.5	7.2
Air Products & Chemicals, Inc.	5.3	5.4
Ecolab, Inc.	4.8	4.9
Eaton Corp. PLC	4.5	4.6
Iberdrola SA	4.5	4.3
Pentair Ltd.	4.2	3.3
Johnson Controls, Inc.	4.1	3.6
Ashland, Inc.	4.0	4.5
Stericycle, Inc.	3.6	4.2
	49.6
Top Industries (% of fund's net assets)
As of February 28, 2014
Energy Efficiency	32.2%
Water Infrastructure & Technologies	24.2%
Environmental Support Services	14.2%
Renewable & Alternative Energy	14.0%
Waste Management & Technologies	11.7%
All Others*	3.7%

As of August 31, 2013
Energy Efficiency	29.8%
Water Infrastructure & Technologies	20.4%
Waste Management & Technologies	16.1%
Renewable & Alternative Energy	14.3%
Environmental Support Services	12.7%
All Others*	6.7%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Environment and Alternative Energy Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Energy Efficiency - 31.9%
Buildings Energy Efficiency - 11.7%
Allegion Plc	19,000	$ 1,032,650
Cree, Inc. (a)	26,600	1,634,038
Ingersoll-Rand PLC	48,300	2,953,062
Johnson Controls, Inc.	86,500	4,273,100
Owens Corning	29,500	1,349,920
Zumtobel AG	30,600	776,319
TOTAL BUILDINGS ENERGY EFFICIENCY		12,019,089
Diversified Energy Efficiency - 1.1%
Corning, Inc.	57,800	1,113,806
Industrial Energy Efficiency - 1.3%
ON Semiconductor Corp. (a)	146,400	1,367,376
Power Network Efficiency - 16.2%
Eaton Corp. PLC	62,100	4,639,491
Emerson Electric Co.	102,700	6,702,202
Hubbell, Inc. Class B	30,600	3,657,924
Itron, Inc. (a)	15,000	525,000
Quanta Services, Inc. (a)	32,100	1,130,241
TOTAL POWER NETWORK EFFICIENCY		16,654,858
Transport Energy Efficiency - 1.6%
Curtiss-Wright Corp.	16,700	1,138,272
Delphi Automotive PLC	8,000	532,560
TOTAL TRANSPORT ENERGY EFFICIENCY		1,670,832
TOTAL ENERGY EFFICIENCY		32,825,961
Environmental Support Services - 14.2%
Diversified Environmental - 10.8%
3M Co.	15,300	2,061,369
Air Products & Chemicals, Inc.	45,000	5,459,400
Parker Hannifin Corp.	29,700	3,580,335
TOTAL DIVERSIFIED ENVIRONMENTAL		11,101,104
Environmental Consultancies - 3.4%
AECOM Technology Corp. (a)	20,700	661,158
Jacobs Engineering Group, Inc. (a)	40,100	2,432,065
Tetra Tech, Inc. (a)	14,200	410,096
TOTAL ENVIRONMENTAL CONSULTANCIES		3,503,319
TOTAL ENVIRONMENTAL SUPPORT SERVICES		14,604,423

	Shares	Value
Pollution Control - 2.7%
Pollution Control Solutions - 2.7%
Cummins, Inc.	7,200	$ 1,050,624
Tenneco, Inc. (a)	28,500	1,716,840
TOTAL POLLUTION CONTROL SOLUTIONS		2,767,464
Renewable & Alternative Energy - 14.0%
Biofuels - 0.5%
Amyris, Inc. (a)(d)	116,600	532,862
Renewable Energy Developers and Independent Power Producers - 9.6%
Bunge Ltd.	20,400	1,624,044
Covanta Holding Corp.	111,200	2,001,600
EDP Renovaveis SA	165,675	1,070,457
Empresa Nacional de Electricidad SA sponsored ADR (d)	13,400	547,524
Iberdrola SA (d)	691,720	4,599,181
RENEWABLE ENERGY DEVELOPERS AND INDEPENDENT POWER PRODUCERS		9,842,806
Solar Energy Generation Equipment - 3.9%
First Solar, Inc. (a)	11,800	673,426
GT Advanced Technologies, Inc. (a)(d)	97,500	1,397,175
SolarCity Corp. (a)(d)	9,600	815,616
SunEdison, Inc. (a)	63,900	1,173,204
TOTAL SOLAR ENERGY GENERATION EQUIPMENT		4,059,421
TOTAL RENEWABLE & ALTERNATIVE ENERGY		14,435,089
Waste Management & Technologies - 11.7%
General Waste Management - 3.9%
Progressive Waste Solution Ltd. (Canada) (d)	37,900	958,367
Republic Services, Inc.	53,000	1,807,830
Waste Connections, Inc.	27,500	1,189,925
TOTAL GENERAL WASTE MANAGEMENT		3,956,122
Hazardous Waste Management - 5.5%
Clean Harbors, Inc. (a)	26,300	1,242,938
Stericycle, Inc. (a)	32,100	3,659,400
U.S. Ecology, Inc.	21,100	758,123
TOTAL HAZARDOUS WASTE MANAGEMENT		5,660,461
Recycling and Value Added Waste Processing - 2.3%
Commercial Metals Co.	64,900	1,255,815
Common Stocks - continued
	Shares	Value
Waste Management & Technologies - continued
Recycling and Value Added Waste Processing - continued
Interface, Inc.	32,100	$ 618,246
Schnitzer Steel Industries, Inc. Class A	20,900	530,233
TOTAL RECYCLING AND VALUE ADDED WASTE PROCESSING		2,404,294
TOTAL WASTE MANAGEMENT & TECHNOLOGIES		12,020,877
Water Infrastructure & Technologies - 24.2%
Water Infrastructure - 7.3%
Aegion Corp. (a)	52,400	1,213,060
Pentair Ltd.	53,700	4,339,497
Xylem, Inc.	49,500	1,947,825
TOTAL WATER INFRASTRUCTURE		7,500,382
Water Treatment Equipment - 16.9%
Ashland, Inc.	43,700	4,123,969
Danaher Corp.	109,300	8,360,357
Ecolab, Inc.	46,000	4,956,500
TOTAL WATER TREATMENT EQUIPMENT		17,440,826
TOTAL WATER INFRASTRUCTURE & TECHNOLOGIES		24,941,208
TOTAL COMMON STOCKS (Cost $75,920,303)		101,595,022
Convertible Bonds - 0.3%

Energy Efficiency - 0.3%
Buildings Energy Efficiency - 0.3%
Aspen Aerogels, Inc. 8% 6/1/14 (e) (Cost $275,800)	275,800	275,800
Cash Equivalents - 8.2%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	978,762	$ 978,762
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	7,421,580	7,421,580
TOTAL CASH EQUIVALENTS (Cost $8,400,342)		8,400,342
TOTAL INVESTMENT PORTFOLIO - 107.2% (Cost $84,596,445)		110,271,164
NET OTHER ASSETS (LIABILITIES) - (7.2)%		(7,402,144)
NET ASSETS - 100%		$ 102,869,020
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $275,800 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 275,800
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,220
Fidelity Securities Lending Cash Central Fund	36,992
Total	$ 39,212
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 101,595,022	$ 101,595,022	$ -	$ -
Convertible Bonds	275,800	-	-	275,800
Money Market Funds	8,400,342	8,400,342	-	-
Total Investments in Securities:	$ 110,271,164	$ 109,995,364	$ -	$ 275,800
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	77.6%
Ireland	8.4%
Spain	5.5%
Switzerland	4.2%
Bermuda	1.6%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $7,099,823) - See accompanying schedule: Unaffiliated issuers (cost $76,196,103)	$ 101,870,822
Fidelity Central Funds (cost $8,400,342)	8,400,342
Total Investments (cost $84,596,445)		$ 110,271,164
Receivable for fund shares sold		245,668
Dividends receivable		126,841
Interest receivable		66,458
Distributions receivable from Fidelity Central Funds		4,605
Prepaid expenses		406
Other receivables		276
Total assets		110,715,418

Liabilities
Payable for investments purchased	$ 200,882
Payable for fund shares redeemed	123,432
Accrued management fee	45,852
Other affiliated payables	24,845
Other payables and accrued expenses	29,807
Collateral on securities loaned, at value	7,421,580
Total liabilities		7,846,398

Net Assets		$ 102,869,020
Net Assets consist of:
Paid in capital		$ 83,204,759
Distributions in excess of net investment income		(105,356)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,905,156)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,674,773
Net Assets, for 4,404,018 shares outstanding		$ 102,869,020
Net Asset Value, offering price and redemption price per share ($102,869,020 ÷ 4,404,018 shares)		$ 23.36

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 1,343,537
Interest		27,863
Income from Fidelity Central Funds (including $36,992 from security lending)		39,212
Total income		1,410,612

Expenses
Management fee	$ 468,462
Transfer agent fees	240,977
Accounting and security lending fees	33,297
Custodian fees and expenses	4,550
Independent trustees' compensation	1,613
Registration fees	19,932
Audit	52,200
Legal	1,303
Miscellaneous	1,087
Total expenses before reductions	823,421
Expense reductions	(2,210)	821,211
Net investment income (loss)		589,401
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,379,101
Foreign currency transactions	219
Total net realized gain (loss)		5,379,320
Change in net unrealized appreciation (depreciation) on: Investment securities	15,625,821
Assets and liabilities in foreign currencies	142
Total change in net unrealized appreciation (depreciation)		15,625,963
Net gain (loss)		21,005,283
Net increase (decrease) in net assets resulting from operations		$ 21,594,684

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 589,401	$ 763,729
Net realized gain (loss)	5,379,320	179,273
Change in net unrealized appreciation (depreciation)	15,625,963	7,347,724
Net increase (decrease) in net assets resulting from operations	21,594,684	8,290,726
Distributions to shareholders from net investment income	(701,353)	(630,649)
Share transactions Proceeds from sales of shares	41,113,758	25,657,131
Reinvestment of distributions	672,436	608,268
Cost of shares redeemed	(41,831,872)	(29,853,602)
Net increase (decrease) in net assets resulting from share transactions	(45,678)	(3,588,203)
Redemption fees	3,514	2,483
Total increase (decrease) in net assets	20,851,167	4,074,357

Net Assets
Beginning of period	82,017,853	77,943,496
End of period (including distributions in excess of net investment income of $105,356 and undistributed net investment income of $122,028, respectively)	$ 102,869,020	$ 82,017,853
Other Information Shares
Sold	1,933,973	1,538,263
Issued in reinvestment of distributions	31,610	36,928
Redeemed	(2,087,703)	(1,825,673)
Net increase (decrease)	(122,120)	(250,482)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.12	$ 16.32	$ 19.19	$ 14.94	$ 10.94
Income from Investment Operations
Net investment income (loss) B	.14	.18	.20	.10	.11
Net realized and unrealized gain (loss)	5.27	1.77	(2.88)	4.22	4.03
Total from investment operations	5.41	1.95	(2.68)	4.32	4.14
Distributions from net investment income	(.17)	(.15)	(.19)	(.07)	(.14)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 23.36	$ 18.12	$ 16.32	$ 19.19	$ 14.94
Total Return A	29.97%	12.02%	(13.92)%	28.96%	37.77%
Ratios to Average Net Assets C,E
Expenses before reductions	.97%	.99%	1.01%	1.08%	1.08%
Expenses net of fee waivers, if any	.97%	.99%	1.01%	1.08%	1.08%
Expenses net of all reductions	.97%	.97%	1.00%	1.07%	1.08%
Net investment income (loss)	.70%	1.10%	1.15%	.59%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 102,869	$ 82,018	$ 77,943	$ 96,864	$ 47,186
Portfolio turnover rate D	28%	54%	183%	190%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Industrial Equipment Portfolio	24.37%	29.61%	9.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrial Equipment Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Boris Shepov, Portfolio Manager of Industrial Equipment Portfolio: For the year, the fund returned 24.37%, lagging the 31.10% gain of the MSCI® U.S. IMI Capital Goods 25-50 Index and slightly behind the S&P 500®. At the beginning of the period, valuations in the industry were undemanding, which, combined with rising expectations for earnings-power improvement, strength in the ISM® Manufacturing Index, and signs of stabilization in Europe and China, propelled industrial equipment stocks higher. Growth remained strong for industrial end-markets tied to residential construction and aerospace, and during the second half of the period, shares of companies tied to non-residential construction spending performed strongly on improving orders. Versus the MSCI industry index, the fund lagged largely because we did not have enough exposure to aerospace & defense, by far the best-performing segment in the index. A slew of stocks here were among our largest detractors, most notably an average underweighting in Boeing, whose shares rallied sharply. On the defense side, it hurt to avoid index stocks Lockheed Martin, Raytheon and Northrop Grumman, as all three enjoyed strong gains the past 12 months. During the second half of the period, though, I increased exposure to aerospace stocks and I modestly reduced the fund's underweighting in defense. On the positive side, an overweighting in crane manufacturer Manitowoc was the fund's top relative contributor. It also was a good decision to avoid poor-performing agricultural machinery stock Deere and underweight benchmark heavyweight General Electric, whose shares slid on weaker-than-expected financial results. Elsewhere, I avoided index component Fastenal since its share price seemed expensive to me. As the industrial supply company's organic growth disappointed investors and its stock fell, the fund got a nice boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrial Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	9.6	7.7
General Electric Co.	8.1	14.2
Honeywell International, Inc.	6.8	2.2
The Boeing Co.	6.8	2.5
Caterpillar, Inc.	6.1	5.1
Danaher Corp.	5.6	4.7
Eaton Corp. PLC	3.4	3.4
Illinois Tool Works, Inc.	3.0	3.0
Johnson Controls, Inc.	2.8	1.2
Cummins, Inc.	2.5	2.7
	54.7
Top Industries (% of fund's net assets)
As of February 28, 2014
Aerospace & Defense	26.3%
Machinery	24.4%
Industrial Conglomerates	14.7%
Electrical Equipment	10.4%
Professional Services	4.8%
All Others*	19.4%

As of August 31, 2013
Machinery	27.3%
Aerospace & Defense	21.9%
Industrial Conglomerates	20.9%
Electrical Equipment	13.8%
Trading Companies & Distributors	4.8%
All Others*	11.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Industrial Equipment Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
AEROSPACE & DEFENSE - 26.3%
Aerospace & Defense - 26.3%
Alliant Techsystems, Inc.	9,852	$ 1,327,951
Honeywell International, Inc.	305,500	28,851,420
Meggitt PLC	395,000	3,333,694
Teledyne Technologies, Inc. (a)	88,800	8,700,624
The Boeing Co.	223,200	28,774,944
United Technologies Corp.	349,000	40,839,978
		111,828,611
AIR FREIGHT & LOGISTICS - 0.4%
Air Freight & Logistics - 0.4%
Atlas Air Worldwide Holdings, Inc. (a)	61,300	1,846,969
AUTO COMPONENTS - 3.8%
Auto Parts & Equipment - 3.8%
Allison Transmission Holdings, Inc.	150,000	4,467,000
Johnson Controls, Inc.	238,900	11,801,660
		16,268,660
AUTOMOBILES - 1.5%
Automobile Manufacturers - 1.5%
Hyundai Motor Co.	27,499	6,317,401
BUILDING PRODUCTS - 2.3%
Building Products - 2.3%
American Woodmark Corp. (a)	65,400	2,099,994
Lennox International, Inc.	35,000	3,215,800
Sung Kwang Bend Co. Ltd.	201,666	4,368,176
		9,683,970
CONSTRUCTION & ENGINEERING - 4.6%
Construction & Engineering - 4.6%
AECOM Technology Corp. (a)	126,000	4,024,440
MasTec, Inc. (a)	143,900	5,891,266
URS Corp.	209,000	9,718,500
		19,634,206
DIVERSIFIED CONSUMER SERVICES - 0.8%
Specialized Consumer Services - 0.8%
H&R Block, Inc.	104,500	3,306,380
ELECTRICAL EQUIPMENT - 10.4%
Electrical Components & Equipment - 9.3%
Eaton Corp. PLC	190,622	14,241,370
Generac Holdings, Inc.	61,700	3,515,049
Hubbell, Inc. Class B	78,600	9,395,844
Regal-Beloit Corp.	69,228	5,101,411
Rockwell Automation, Inc.	60,500	7,431,820
		39,685,494

	Shares	Value
Heavy Electrical Equipment - 1.1%
AZZ, Inc.	101,000	$ 4,481,370
TOTAL ELECTRICAL EQUIPMENT		44,166,864
INDUSTRIAL CONGLOMERATES - 14.7%
Industrial Conglomerates - 14.7%
3M Co.	33,100	4,459,563
Danaher Corp.	308,600	23,604,814
General Electric Co.	1,347,855	34,329,867
		62,394,244
MACHINERY - 24.4%
Construction & Farm Machinery & Heavy Trucks - 13.9%
Caterpillar, Inc.	267,200	25,910,384
Cummins, Inc.	72,500	10,579,200
Manitowoc Co., Inc.	236,600	7,320,404
Navistar International Corp. (a)	73,200	2,745,000
Terex Corp.	75,900	3,379,827
Toro Co.	50,100	3,318,123
Wabtec Corp.	76,800	6,095,616
		59,348,554
Industrial Machinery - 10.5%
Global Brass & Copper Holdings, Inc.	515,200	8,722,336
Hy-Lok Corp.	34,588	917,841
Illinois Tool Works, Inc.	155,300	12,812,250
Luxfer Holdings PLC sponsored ADR	101,100	2,016,945
Metka SA	92,299	1,680,410
Parker Hannifin Corp.	72,000	8,679,600
Standex International Corp.	55,600	3,075,236
Timken Co.	61,100	3,687,996
Valmont Industries, Inc.	20,600	2,999,978
		44,592,592
TOTAL MACHINERY		103,941,146
PROFESSIONAL SERVICES - 4.8%
Human Resource & Employment Services - 1.1%
Towers Watson & Co.	43,600	4,756,760
Research & Consulting Services - 3.7%
CBIZ, Inc. (a)	718,900	6,563,557
CRA International, Inc. (a)	102,600	2,397,762
Dun & Bradstreet Corp.	67,600	6,706,596
		15,667,915
TOTAL PROFESSIONAL SERVICES		20,424,675
ROAD & RAIL - 0.4%
Trucking - 0.4%
Localiza Rent A Car SA	128,600	1,708,999
TRADING COMPANIES & DISTRIBUTORS - 3.7%
Trading Companies & Distributors - 3.7%
Houston Wire & Cable Co.	239,034	3,324,963
Common Stocks - continued
	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - CONTINUED
Trading Companies & Distributors - continued
Watsco, Inc.	39,000	$ 3,836,820
WESCO International, Inc. (a)(d)	98,400	8,483,064
		15,644,847
TRANSPORTATION INFRASTRUCTURE - 0.4%
Marine Ports & Services - 0.4%
Mundra Port and SEZ Ltd.	701,345	1,899,441
TOTAL COMMON STOCKS (Cost $331,297,556)		419,066,413
Nonconvertible Preferred Stocks - 0.0%

AEROSPACE & DEFENSE - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC (C Shares) (a) (Cost $29,149)	17,956,800	30,070
Money Market Funds - 0.7%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c) (Cost $2,701,600)	2,701,600	$ 2,701,600
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $334,028,305)		421,798,083
NET OTHER ASSETS (LIABILITIES) - 0.8%		3,588,148
NET ASSETS - 100%		$ 425,386,231
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,714
Fidelity Securities Lending Cash Central Fund	6,475
Total	$ 14,189
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $2,646,647) - See accompanying schedule: Unaffiliated issuers (cost $331,326,705)	$ 419,096,483
Fidelity Central Funds (cost $2,701,600)	2,701,600
Total Investments (cost $334,028,305)		$ 421,798,083
Receivable for investments sold		17,360,496
Receivable for fund shares sold		159,414
Dividends receivable		1,100,421
Distributions receivable from Fidelity Central Funds		493
Prepaid expenses		1,967
Other receivables		17,345
Total assets		440,438,219

Liabilities
Payable to custodian bank	$ 2,304,996
Payable for investments purchased	9,590,477
Payable for fund shares redeemed	156,497
Accrued management fee	190,071
Other affiliated payables	65,577
Other payables and accrued expenses	42,770
Collateral on securities loaned, at value	2,701,600
Total liabilities		15,051,988

Net Assets		$ 425,386,231
Net Assets consist of:
Paid in capital		$ 302,829,765
Undistributed net investment income		940,238
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		33,848,713
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		87,767,515
Net Assets, for 9,241,765 shares outstanding		$ 425,386,231
Net Asset Value, offering price and redemption price per share ($425,386,231 ÷ 9,241,765 shares)		$ 46.03

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 6,332,733
Income from Fidelity Central Funds (including $6,475 from security lending)		14,189
Total income		6,346,922

Expenses
Management fee	$ 2,133,228
Transfer agent fees	632,085
Accounting and security lending fees	150,686
Custodian fees and expenses	18,370
Independent trustees' compensation	7,391
Registration fees	25,471
Audit	50,138
Legal	5,902
Interest	627
Miscellaneous	4,103
Total expenses before reductions	3,028,001
Expense reductions	(23,180)	3,004,821
Net investment income (loss)		3,342,101
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	66,379,036
Foreign currency transactions	15,079
Total net realized gain (loss)		66,394,115
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $947)	15,205,160
Assets and liabilities in foreign currencies	(1,469)
Total change in net unrealized appreciation (depreciation)		15,203,691
Net gain (loss)		81,597,806
Net increase (decrease) in net assets resulting from operations		$ 84,939,907

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,342,101	$ 3,932,990
Net realized gain (loss)	66,394,115	2,856,090
Change in net unrealized appreciation (depreciation)	15,203,691	21,839,938
Net increase (decrease) in net assets resulting from operations	84,939,907	28,629,018
Distributions to shareholders from net investment income	(2,819,050)	(3,820,438)
Distributions to shareholders from net realized gain	(24,347,487)	(33,809)
Total distributions	(27,166,537)	(3,854,247)
Share transactions Proceeds from sales of shares	99,971,134	107,872,573
Reinvestment of distributions	26,665,074	3,805,295
Cost of shares redeemed	(128,975,271)	(118,178,190)
Net increase (decrease) in net assets resulting from share transactions	(2,339,063)	(6,500,322)
Redemption fees	1,005	2,455
Total increase (decrease) in net assets	55,435,312	18,276,904

Net Assets
Beginning of period	369,950,919	351,674,015
End of period (including undistributed net investment income of $940,238 and undistributed net investment income of $548,351, respectively)	$ 425,386,231	$ 369,950,919
Other Information Shares
Sold	2,339,925	2,933,692
Issued in reinvestment of distributions	595,207	103,978
Redeemed	(3,038,979)	(3,361,719)
Net increase (decrease)	(103,847)	(324,049)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.59	$ 36.37	$ 36.16	$ 26.16	$ 13.98
Income from Investment Operations
Net investment income (loss) B	.37	.45	.28	.26	.19
Net realized and unrealized gain (loss)	9.19	3.22	.29	9.89	12.22
Total from investment operations	9.56	3.67	.57	10.15	12.41
Distributions from net investment income	(.32)	(.45)	(.26)	(.15)	(.23)
Distributions from net realized gain	(2.80)	-	(.10)	-	-
Total distributions	(3.12)	(.45)	(.36)	(.15)	(.23)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 46.03	$ 39.59	$ 36.37	$ 36.16	$ 26.16
Total Return A	24.37%	10.19%	1.66%	38.87%	89.06%
Ratios to Average Net Assets C,E
Expenses before reductions	.79%	.82%	.84%	.89%	.95%
Expenses net of fee waivers, if any	.78%	.82%	.84%	.89%	.95%
Expenses net of all reductions	.78%	.81%	.84%	.88%	.94%
Net investment income (loss)	.87%	1.25%	.85%	.85%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 425,386	$ 369,951	$ 351,674	$ 362,671	$ 120,368
Portfolio turnover rate D	100%	69%	101%	82%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio A	27.80%	30.36%	12.42%

A Prior to October 1, 2006, Industrials Portfolio was named Cyclical Industries Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Tobias Welo, Portfolio Manager of Industrials Portfolio: For the year, the fund returned 27.80%, trailing the 30.56% gain of the MSCI® U.S. IMI Industrials 25-50 Index but outpacing the S&P 500®. Versus the broader market, industrials stocks, as measured by the MSCI index, were particularly helped by robust outperformance in the aerospace & defense and airlines groups. Compared with the MSCI index, positioning in aerospace & defense stocks had by far the most negative impact on the fund's relative performance. A lot of the performance shortfall in this group came down to not owning index component Boeing - the fund's biggest relative detractor - for much of the period. A hybrid play on commercial aerospace and defense, Boeing was a standout performer based largely on initiatives to rein in costs and shareholder-friendly decisions about dividends and stock repurchases. Continued solid execution by the company, a stabilizing defense outlook and strong aerospace fundamentals led me to establish a modest overweighting in Boeing early in 2014, making it the fund's fifth-largest position at period end. Additionally, I was surprised by the strong performance of the pure-play defense contracting group, which I thought was in cyclical decline. Noteworthy detractors in this group included index stocks Lockheed Martin, Raytheon and Northrop Grumman, all of which delivered outstanding performance but weren't in the portfolio. Lastly, our lack of presence in airlines for most of the period held back the fund's results, as this group delivered the best performance in the index, roughly doubling in value. For example, having light exposure, on average, to Delta Air Lines weighed on relative performance. Conversely, stock selection in the construction & farm machinery & heavy trucks segment - a group I liked for its leverage to the gradually improving residential and nonresidential construction markets - provided a meaningful boost to relative performance. In particular, a large overweighting in Manitowoc was easily the fund's largest contributor during the period, as this manufacturer of cranes and food service equipment delivered a positive surprise in its quarterly earnings call on January 30. Negligible exposure to Deere, a manufacturer of farm equipment, also paid off. Lastly, I'll mention a sizable overweighting in human resources consultant Towers Watson, which bolstered the portfolio's relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	7.4	6.8
General Electric Co.	5.5	11.9
Danaher Corp.	5.1	5.7
Union Pacific Corp.	4.6	4.5
The Boeing Co.	4.4	0.0
Honeywell International, Inc.	4.3	4.0
Caterpillar, Inc.	3.9	3.5
FedEx Corp.	3.6	0.0
Manitowoc Co., Inc.	2.6	1.6
Cummins, Inc.	2.6	2.4
	44.0
Top Industries (% of fund's net assets)
As of February 28, 2014
Machinery	24.2%
Aerospace & Defense	21.4%
Industrial Conglomerates	10.6%
Electrical Equipment	9.1%
Professional Services	8.5%
All Others*	26.2%

As of August 31, 2013
Machinery	30.5%
Industrial Conglomerates	17.6%
Aerospace & Defense	16.2%
Electrical Equipment	7.9%
Professional Services	6.8%
All Others*	21.0%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Industrials Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
AEROSPACE & DEFENSE - 21.4%
Aerospace & Defense - 21.4%
Alliant Techsystems, Inc.	60,400	$ 8,141,316
Curtiss-Wright Corp.	72,499	4,941,532
Exelis, Inc.	247,761	5,061,757
General Dynamics Corp.	95,298	10,438,943
Honeywell International, Inc.	551,434	52,077,427
Teledyne Technologies, Inc. (a)	142,553	13,967,343
Textron, Inc.	222,700	8,841,190
The Boeing Co.	411,698	53,076,106
Triumph Group, Inc.	212,017	13,823,508
United Technologies Corp.	768,671	89,949,884
		260,319,006
AIR FREIGHT & LOGISTICS - 3.6%
Air Freight & Logistics - 3.6%
FedEx Corp.	331,475	44,195,562
AIRLINES - 2.7%
Airlines - 2.7%
American Airlines Group, Inc. (a)	425,459	15,712,201
Delta Air Lines, Inc.	535,273	17,776,416
		33,488,617
AUTO COMPONENTS - 1.6%
Auto Parts & Equipment - 1.6%
Johnson Controls, Inc.	387,377	19,136,424
BUILDING PRODUCTS - 2.2%
Building Products - 2.2%
A.O. Smith Corp.	372,044	18,490,587
Aspen Aerogels, Inc. warrants 3/28/23 (a)(b)	4,617,874	46
Lennox International, Inc.	96,272	8,845,471
		27,336,104
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Diversified Support Services - 0.7%
Iron Mountain, Inc.	299,119	8,136,037
Environmental & Facility Services - 1.0%
Waste Connections, Inc.	291,813	12,626,749
TOTAL COMMERCIAL SERVICES & SUPPLIES		20,762,786
CONSTRUCTION & ENGINEERING - 3.6%
Construction & Engineering - 3.6%
EMCOR Group, Inc.	384,388	17,981,671
MasTec, Inc. (a)	238,379	9,759,236
Tutor Perini Corp. (a)	193,693	4,774,532
URS Corp.	234,307	10,895,276
		43,410,715

	Shares	Value
ELECTRICAL EQUIPMENT - 9.1%
Electrical Components & Equipment - 9.1%
Eaton Corp. PLC	365,223	$ 27,285,810
Emerson Electric Co.	399,578	26,076,460
Generac Holdings, Inc.	245,210	13,969,614
Hubbell, Inc. Class B	192,093	22,962,797
Rockwell Automation, Inc.	171,535	21,071,359
		111,366,040
INDUSTRIAL CONGLOMERATES - 10.6%
Industrial Conglomerates - 10.6%
Danaher Corp.	816,641	62,464,870
General Electric Co.	2,602,484	66,285,267
		128,750,137
MACHINERY - 24.2%
Construction & Farm Machinery & Heavy Trucks - 12.6%
Caterpillar, Inc.	484,196	46,952,486
Cummins, Inc.	216,978	31,661,430
Deere & Co.	116,450	10,006,549
Manitowoc Co., Inc.	1,025,592	31,731,816
Oshkosh Truck Corp.	146,382	8,465,271
Toro Co.	119,748	7,930,910
Wabtec Corp.	209,987	16,666,668
		153,415,130
Industrial Machinery - 11.6%
Andritz AG	52,478	3,298,345
Crane Co.	27,000	1,928,340
Dover Corp.	155,792	14,691,186
GEA Group AG	254,022	12,321,017
Global Brass & Copper Holdings, Inc.	188,677	3,194,302
Harsco Corp.	8,085	203,095
IDEX Corp.	198,298	14,886,231
ITT Corp.	277,865	12,198,274
Mueller Industries, Inc.	34,147	2,133,505
Pall Corp.	191,329	16,454,294
Parker Hannifin Corp.	127,002	15,310,091
Timken Co.	245,369	14,810,473
TriMas Corp. (a)	138,418	4,652,229
Valmont Industries, Inc.	168,038	24,471,374
		140,552,756
TOTAL MACHINERY		293,967,886
OIL, GAS & CONSUMABLE FUELS - 0.7%
Oil & Gas Storage & Transport - 0.7%
Navigator Holdings Ltd. (a)	127,975	3,090,596
Scorpio Tankers, Inc.	547,308	5,358,145
		8,448,741
PROFESSIONAL SERVICES - 8.5%
Human Resource & Employment Services - 2.3%
Towers Watson & Co.	250,474	27,326,713
Common Stocks - continued
	Shares	Value
PROFESSIONAL SERVICES - CONTINUED
Research & Consulting Services - 6.2%
CRA International, Inc. (a)	141,244	$ 3,300,872
Dun & Bradstreet Corp.	173,417	17,204,701
Huron Consulting Group, Inc. (a)	149,808	9,912,795
Nielsen Holdings B.V.	556,351	26,337,656
Verisk Analytics, Inc. (a)	301,950	19,238,744
		75,994,768
TOTAL PROFESSIONAL SERVICES		103,321,481
ROAD & RAIL - 6.2%
Railroads - 4.6%
Union Pacific Corp.	309,956	55,909,863
Trucking - 1.6%
J.B. Hunt Transport Services, Inc.	270,420	19,435,085
TOTAL ROAD & RAIL		75,344,948
TRADING COMPANIES & DISTRIBUTORS - 2.7%
Trading Companies & Distributors - 2.7%
Houston Wire & Cable Co.	155,198	2,158,804
W.W. Grainger, Inc.	42,850	10,927,607
WESCO International, Inc. (a)	228,166	19,670,191
		32,756,602
TOTAL COMMON STOCKS (Cost $899,425,544)		1,202,605,049
Convertible Bonds - 0.3%
	Principal Amount
BUILDING PRODUCTS - 0.3%
Building Products - 0.3%
Aspen Aerogels, Inc.:
8% 6/1/14 (b)	$ 1,444,680	1,444,680

	Principal Amount	Value
8% 12/6/14 (b)	$ 1,574,640	$ 1,574,640
8% 3/28/16 (b)	125,744	125,744
TOTAL CONVERTIBLE BONDS (Cost $3,145,018)	3,145,064
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $902,570,562)	1,205,750,113
NET OTHER ASSETS (LIABILITIES) - 0.9%	11,367,153
NET ASSETS - 100%	$ 1,217,117,266
Legend
(a) Non-income producing

(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,145,110 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. warrants 3/28/23	5/6/13	$ 46
Aspen Aerogels, Inc. 8% 6/1/14	6/14/11	$ 1,444,681
Aspen Aerogels, Inc. 8% 12/6/14	12/6/11	$ 1,574,640
Aspen Aerogels, Inc. 8% 3/28/16	5/6/13	$ 125,699
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 21,448
Fidelity Securities Lending Cash Central Fund	13,810
Total	$ 35,258
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,202,605,049	$ 1,202,605,003	$ -	$ 46
Convertible Bonds	3,145,064	-	-	3,145,064
Total Investments in Securities:	$ 1,205,750,113	$ 1,202,605,003	$ -	$ 3,145,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $902,570,562)		$ 1,205,750,113
Receivable for investments sold		20,258,274
Receivable for fund shares sold		934,426
Dividends receivable		2,705,440
Interest receivable		41,934
Distributions receivable from Fidelity Central Funds		632
Prepaid expenses		5,536
Other receivables		22,370
Total assets		1,229,718,725

Liabilities
Payable to custodian bank	$ 1,541,901
Payable for investments purchased	7,874,601
Payable for fund shares redeemed	2,317,350
Accrued management fee	550,622
Other affiliated payables	239,639
Other payables and accrued expenses	77,346
Total liabilities		12,601,459

Net Assets		$ 1,217,117,266
Net Assets consist of:
Paid in capital		$ 852,111,372
Undistributed net investment income		639,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		61,187,131
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		303,178,910
Net Assets, for 36,124,659 shares outstanding		$ 1,217,117,266
Net Asset Value, offering price and redemption price per share ($1,217,117,266 ÷ 36,124,659 shares)		$ 33.69

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 16,244,924
Interest		254,177
Income from Fidelity Central Funds (including $13,810 from security lending)		35,258
Total income		16,534,359

Expenses
Management fee	$ 5,925,131
Transfer agent fees	2,216,428
Accounting and security lending fees	352,157
Custodian fees and expenses	27,806
Independent trustees' compensation	20,707
Registration fees	92,081
Audit	43,149
Legal	15,845
Interest	2,303
Miscellaneous	10,746
Total expenses before reductions	8,706,353
Expense reductions	(44,956)	8,661,397
Net investment income (loss)		7,872,962
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	110,347,334
Foreign currency transactions	(1,733)
Futures contracts	231,285
Total net realized gain (loss)		110,576,886
Change in net unrealized appreciation (depreciation) on: Investment securities	138,541,051
Assets and liabilities in foreign currencies	(641)
Futures contracts	(304,345)
Total change in net unrealized appreciation (depreciation)		138,236,065
Net gain (loss)		248,812,951
Net increase (decrease) in net assets resulting from operations		$ 256,685,913

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,872,962	$ 6,795,068
Net realized gain (loss)	110,576,886	26,422,065
Change in net unrealized appreciation (depreciation)	138,236,065	69,168,250
Net increase (decrease) in net assets resulting from operations	256,685,913	102,385,383
Distributions to shareholders from net investment income	(7,417,543)	(6,549,531)
Distributions to shareholders from net realized gain	(61,874,525)	(4,823,532)
Total distributions	(69,292,068)	(11,373,063)
Share transactions Proceeds from sales of shares	483,173,850	353,142,093
Reinvestment of distributions	67,875,440	11,164,393
Cost of shares redeemed	(394,620,245)	(133,203,317)
Net increase (decrease) in net assets resulting from share transactions	156,429,045	231,103,169
Redemption fees	28,132	6,726
Total increase (decrease) in net assets	343,851,022	322,122,215

Net Assets
Beginning of period	873,266,244	551,144,029
End of period (including undistributed net investment income of $639,853 and undistributed net investment income of $1,394,833, respectively)	$ 1,217,117,266	$ 873,266,244
Other Information Shares
Sold	15,662,826	13,820,565
Issued in reinvestment of distributions	2,184,292	446,984
Redeemed	(12,867,011)	(5,442,107)
Net increase (decrease)	4,980,107	8,825,442

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 28.04	$ 24.69	$ 25.24	$ 18.39	$ 10.12
Income from Investment Operations
Net investment income (loss) B	.23	.28	.19	.15	.11
Net realized and unrealized gain (loss)	7.36	3.54	.01	6.80	8.27
Total from investment operations	7.59	3.82	.20	6.95	8.38
Distributions from net investment income	(.20)	(.26)	(.13)	(.10)	(.11)
Distributions from net realized gain	(1.74)	(.21)	(.62)	-	-
Total distributions	(1.94)	(.47)	(.75)	(.10)	(.11)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 33.69	$ 28.04	$ 24.69	$ 25.24	$ 18.39
Total Return A	27.80%	15.71%	.94%	37.85%	82.95%
Ratios to Average Net AssetsC,E
Expenses before reductions	.81%	.85%	.87%	.90%	.97%
Expenses net of fee waivers, if any	.81%	.85%	.87%	.90%	.97%
Expenses net of all reductions	.81%	.84%	.86%	.90%	.97%
Net investment income (loss)	.74%	1.13%	.83%	.69%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,217,117	$ 873,266	$ 551,144	$ 572,451	$ 253,287
Portfolio turnover rate D	58%	75%	102%	80%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	36.60%	30.53%	12.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Matthew Moulis, Portfolio Manager of Transportation Portfolio: For the year, the fund returned 36.60%, topping the 34.54% gain of the MSCI® U.S. IMI Transportation 25-50 Index and also outpacing the S&P 500®. Versus the broader market, transportation stocks were particularly bolstered by outstanding performance in airlines. Meanwhile, the air freight & logistics group considerably lagged both indexes. During the period, my approach met with considerable success, with both stock selection and market selection adding meaningfully to the fund's performance versus the MSCI industry index. Airlines headed the list of groups that bolstered the portfolio's relative performance. One good example was an overweighting in Spirit Airlines, a smaller carrier with super-low fares. Among the major carriers, the fund significantly benefited from overweighted exposure to Delta Air Lines and American Airlines Group, the latter a company formed by the December 2013 merger of American Airlines and US Airways Group. The fund's holdings in Spirit, Delta and American Airlines Group meaningfully increased during the period. The fund's largest relative contributor was my decision to largely avoid rail carrier Kansas City Southern, an index stock that recorded a single-digit loss. I chose not to own this stock for nearly the entire period, mainly because of its rich valuation. With that said, the stock fell sharply in January, after the firm issued a tepid 2014 financial outlook, and I established a stake here. I'll also mention a non-benchmark stake in Ducommun, a supplier of contoured aerospace structural components for the commercial and military aircraft markets. As our position here rallied to a healthy gain, I sold it to nail down profits. Conversely, Southwest Airlines was one major air carrier I misjudged, as my decision to underweight this index component detracted given the stock's robust advance. Not owning strong-performing index stock Avis Budget Group, an automobile rental provider, also worked against us, as did a lagging non-index stake in Canadian trucker Contrans Group. Lastly, the fund's holdings in cash and cash equivalents were a big drawback in a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp.	19.5	20.0
United Parcel Service, Inc. Class B	14.4	16.7
Delta Air Lines, Inc.	7.3	6.9
FedEx Corp.	6.6	6.0
American Airlines Group, Inc.	5.0	1.3
Norfolk Southern Corp.	4.9	3.7
United Continental Holdings, Inc.	4.7	2.5
CSX Corp.	4.7	4.2
Spirit Airlines, Inc.	3.7	3.3
J.B. Hunt Transport Services, Inc.	2.7	2.9
	73.5
Top Industries (% of fund's net assets)
As of February 28, 2014
Road & Rail	43.7%
Air Freight & Logistics	25.4%
Airlines	22.9%
Oil, Gas & Consumable Fuels	1.5%
Machinery	1.3%
All Others*	5.2%

As of August 31, 2013
Road & Rail	42.4%
Air Freight & Logistics	27.2%
Airlines	17.9%
Machinery	2.1%
Oil, Gas & Consumable Fuels	2.0%
All Others*	8.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Transportation Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
AIR FREIGHT & LOGISTICS - 25.1%
Air Freight & Logistics - 25.1%
C.H. Robinson Worldwide, Inc. (d)	116,096	$ 6,020,739
Expeditors International of Washington, Inc.	113,500	4,484,385
FedEx Corp.	222,200	29,625,926
Hub Group, Inc. Class A (a)	121,900	4,762,633
Park-Ohio Holdings Corp. (a)	52,370	2,756,757
United Parcel Service, Inc. Class B	675,500	64,692,635
UTi Worldwide, Inc.	73,500	723,240
		113,066,315
AIRLINES - 22.9%
Airlines - 22.9%
Air Canada Class A (a)	160,700	863,510
Alaska Air Group, Inc.	9,700	840,408
American Airlines Group, Inc. (a)(d)	608,400	22,468,212
Dart Group PLC	690,817	3,317,146
Delta Air Lines, Inc.	984,002	32,678,706
Southwest Airlines Co.	219,400	4,923,336
Spirit Airlines, Inc. (a)	293,359	16,568,916
United Continental Holdings, Inc. (a)	475,636	21,384,595
		103,044,829
CONSTRUCTION & ENGINEERING - 0.3%
Construction & Engineering - 0.3%
Cosco International Holdings Ltd.	24,000	9,927
MasTec, Inc. (a)	34,900	1,428,806
		1,438,733
DIVERSIFIED FINANCIAL SERVICES - 0.8%
Multi-Sector Holdings - 0.8%
Berkshire Hathaway, Inc. Class B (a)	30,800	3,566,024
MACHINERY - 1.3%
Construction & Farm Machinery & Heavy Trucks - 1.0%
ASL Marine Holdings Ltd.	1,403,200	774,851
Conrad Industries, Inc.	42,500	1,615,000
Wabtec Corp.	24,100	1,912,817
		4,302,668
Industrial Machinery - 0.3%
Global Brass & Copper Holdings, Inc.	89,700	1,518,621
TOTAL MACHINERY		5,821,289
MARINE - 0.9%
Marine - 0.9%
Diana Shipping, Inc. (a)	25,100	326,802

	Shares	Value
Kirby Corp. (a)	31,500	$ 3,295,215
Matson, Inc.	18,600	448,632
		4,070,649
OIL, GAS & CONSUMABLE FUELS - 1.5%
Oil & Gas Storage & Transport - 1.5%
Golar LNG Ltd. (NASDAQ)	32,800	1,200,480
Scorpio Tankers, Inc.	574,333	5,622,720
		6,823,200
ROAD & RAIL - 43.7%
Railroads - 31.5%
CSX Corp.	769,919	21,334,455
Genesee & Wyoming, Inc. Class A (a)	46,900	4,639,348
Kansas City Southern	62,500	5,870,000
Norfolk Southern Corp.	241,400	22,187,074
Union Pacific Corp.	487,168	87,875,363
		141,906,240
Trucking - 12.2%
AMERCO	19,900	4,635,506
Contrans Group, Inc.:
(sub. vtg.) (a)(e)	12,800	148,195
Class A	259,300	3,002,101
J.B. Hunt Transport Services, Inc.	168,500	12,110,095
Landstar System, Inc.	135,400	7,813,934
Marten Transport Ltd.	237,300	4,624,977
Quality Distribution, Inc. (a)	454,126	5,821,895
Ryder System, Inc.	61,900	4,662,308
Swift Transporation Co. (a)(d)	305,400	7,439,544
Universal Truckload Services, Inc.	172,089	4,474,314
		54,732,869
TOTAL ROAD & RAIL		196,639,109
TRANSPORTATION INFRASTRUCTURE - 0.9%
Airport Services - 0.9%
BBA Aviation PLC	412,700	2,324,125
Macquarie Infrastructure Co. LLC	37,000	2,004,660
		4,328,785
TOTAL COMMON STOCKS (Cost $304,892,794)		438,798,933
Convertible Bonds - 0.5%
	Principal Amount
AIR FREIGHT & LOGISTICS - 0.3%
Air Freight & Logistics - 0.3%
UTi Worldwide, Inc. 4.5% 3/1/19 (e)	$ 1,100,000	1,110,560
Convertible Bonds - continued
	Principal Amount	Value
MARINE - 0.2%
Marine - 0.2%
DryShips, Inc. 5% 12/1/14	$ 1,020,000	$ 1,004,700
TOTAL CONVERTIBLE BONDS (Cost $2,020,643)		2,115,260
Money Market Funds - 8.5%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	10,185,349	10,185,349
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	27,967,850	27,967,850
TOTAL MONEY MARKET FUNDS (Cost $38,153,199)		38,153,199
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $345,066,636)		479,067,392
NET OTHER ASSETS (LIABILITIES) - (6.4)%		(28,830,827)
NET ASSETS - 100%		$ 450,236,565
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,258,755 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,770
Fidelity Securities Lending Cash Central Fund	192,536
Total	$ 212,306
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 438,798,933	$ 438,798,933	$ -	$ -
Convertible Bonds	2,115,260	-	2,115,260	-
Money Market Funds	38,153,199	38,153,199	-	-
Total Investments in Securities:	$ 479,067,392	$ 476,952,132	$ 2,115,260	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $27,526,315) - See accompanying schedule: Unaffiliated issuers (cost $306,913,437)	$ 440,914,193
Fidelity Central Funds (cost $38,153,199)	38,153,199
Total Investments (cost $345,066,636)		$ 479,067,392
Receivable for investments sold		671,291
Receivable for fund shares sold		828,160
Dividends receivable		1,328,034
Interest receivable		12,750
Distributions receivable from Fidelity Central Funds		34,676
Prepaid expenses		1,869
Other receivables		11,019
Total assets		481,955,191

Liabilities
Payable for investments purchased	$ 1,922,059
Payable for fund shares redeemed	1,473,263
Accrued management fee	214,820
Other affiliated payables	95,336
Other payables and accrued expenses	45,298
Collateral on securities loaned, at value	27,967,850
Total liabilities		31,718,626

Net Assets		$ 450,236,565
Net Assets consist of:
Paid in capital		$ 309,953,013
Undistributed net investment income		997,113
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,285,683
Net unrealized appreciation (depreciation) on investments		134,000,756
Net Assets, for 5,902,274 shares outstanding		$ 450,236,565
Net Asset Value, offering price and redemption price per share ($450,236,565 ÷ 5,902,274 shares)		$ 76.28

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 5,155,184
Interest		163,207
Income from Fidelity Central Funds (including $192,536 from security lending)		212,306
Total income		5,530,697

Expenses
Management fee	$ 2,020,240
Transfer agent fees	784,958
Accounting and security lending fees	143,093
Custodian fees and expenses	22,356
Independent trustees' compensation	6,833
Registration fees	54,766
Audit	52,813
Legal	5,262
Interest	1,083
Miscellaneous	3,511
Total expenses before reductions	3,094,915
Expense reductions	(30,287)	3,064,628
Net investment income (loss)		2,466,069
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,927,032
Foreign currency transactions	4,961
Total net realized gain (loss)		18,931,993
Change in net unrealized appreciation (depreciation) on: Investment securities	85,963,373
Assets and liabilities in foreign currencies	(19)
Total change in net unrealized appreciation (depreciation)		85,963,354
Net gain (loss)		104,895,347
Net increase (decrease) in net assets resulting from operations		$ 107,361,416

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,466,069	$ 1,828,416
Net realized gain (loss)	18,931,993	10,688,301
Change in net unrealized appreciation (depreciation)	85,963,354	13,212,492
Net increase (decrease) in net assets resulting from operations	107,361,416	25,729,209
Distributions to shareholders from net investment income	(1,648,470)	(1,327,915)
Distributions to shareholders from net realized gain	(13,096,986)	(9,827,441)
Total distributions	(14,745,456)	(11,155,356)
Share transactions Proceeds from sales of shares	409,730,442	92,391,282
Reinvestment of distributions	14,261,816	10,805,999
Cost of shares redeemed	(279,348,974)	(117,466,819)
Net increase (decrease) in net assets resulting from share transactions	144,643,284	(14,269,538)
Redemption fees	21,284	4,424
Total increase (decrease) in net assets	237,280,528	308,739

Net Assets
Beginning of period	212,956,037	212,647,298
End of period (including undistributed net investment income of $997,113 and undistributed net investment income of $516,572, respectively)	$ 450,236,565	$ 212,956,037
Other Information Shares
Sold	6,177,345	1,719,810
Issued in reinvestment of distributions	204,327	208,394
Redeemed	(4,167,235)	(2,251,011)
Net increase (decrease)	2,214,437	(322,807)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 57.75	$ 53.02	$ 56.26	$ 42.01	$ 23.89
Income from Investment Operations
Net investment income (loss) B	.45	.51	.26	.27	.29
Net realized and unrealized gain (loss)	20.44	7.59	(.34)	14.13	18.21
Total from investment operations	20.89	8.10	(.08)	14.40	18.50
Distributions from net investment income	(.27)	(.41)	(.17)	(.17)	(.36)
Distributions from net realized gain	(2.09)	(2.96)	(2.99)	-	(.02)
Total distributions	(2.36)	(3.37)	(3.16)	(.17)	(.38)
Redemption fees added to paid in capital B	- G	- G	- G	.02	- G
Net asset value, end of period	$ 76.28	$ 57.75	$ 53.02	$ 56.26	$ 42.01
Total Return A	36.60%	16.10%	.16%	34.32%	77.62%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.89%	.88%	.90%	1.03%
Expenses net of fee waivers, if any	.85%	.89%	.88%	.90%	1.03%
Expenses net of all reductions	.84%	.86%	.87%	.90%	1.00%
Net investment income (loss)	.68%	.98%	.49%	.53%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 450,237	$ 212,956	$ 212,647	$ 467,230	$ 107,842
Portfolio turnover rate D	78%	47%	82%	114%	265%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of each Fund. These strategies are consistent with the investment objectives of each Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of each Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Defense and Aerospace Portfolio and Industrials Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, market discount, passive foreign investment companies (PFIC), equity-debt classifications, original issue discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Air Transportation Portfolio	$ 313,156,322	$ 84,692,296	$ (6,946,445)	$ 77,745,851
Defense and Aerospace Portfolio	725,005,100	301,681,062	(7,681,266)	293,999,796
Environment and Alternative Energy Portfolio	85,498,726	28,189,401	(3,416,963)	24,772,438
Industrial Equipment Portfolio	334,832,947	89,303,669	(2,338,533)	86,965,136
Industrials Portfolio	905,233,033	306,039,011	(5,521,931)	300,517,080
Transportation Portfolio	345,861,226	136,157,311	(2,951,145)	133,206,166

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Air Transportation Portfolio	$ 777,664	$ 1,085,077	$ -	$ 77,745,851
Defense and Aerospace Portfolio	1,574,646	35,440,379	-	293,999,796
Environment and Alternative Energy Portfolio	125,739	-	(5,233,886)	24,772,492
Industrial Equipment Portfolio	9,884,888	25,708,706	-	86,963,820
Industrials Portfolio	7,792,890	56,703,249	-	300,516,439
Transportation Portfolio	3,257,575	3,819,813	-	133,206,166

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration
	2018	Total with expiration
Environment and Alternative Energy Portfolio	(5,233,886)	(5,233,886)

The tax character of distributions paid was as follows:

February 28, 2014
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 2,624,982	$ 4,525,149	$ 7,150,131
Defense and Aerospace Portfolio	18,368,747	29,250,815	47,619,562
Environment and Alternative Energy Portfolio	701,353	-	701,353
Industrial Equipment Portfolio	5,151,118	22,015,419	27,166,537
Industrials Portfolio	30,761,814	38,530,254	69,292,068
Transportation Portfolio	8,618,771	6,126,685	14,745,456
February 28, 2013
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 278,547	$ 1,241,145	$ 1,519,692
Defense and Aerospace Portfolio	8,717,067	1,406,058	10,123,125
Environment and Alternative Energy Portfolio	630,649	-	630,649
Industrial Equipment Portfolio	3,854,247	-	3,854,247
Industrials Portfolio	6,549,531	4,823,532	11,373,063
Transportation Portfolio	1,327,915	9,827,441	11,155,356

Annual Report

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. Industrials Portfolio's (The Fund) investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized recognized net realized gain (loss) of $231,285 and a change in net unrealized appreciation (depreciation) of $(304,345) related to its investment in futures contracts. This amount is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	461,478,928	263,597,857
Defense and Aerospace Portfolio	533,757,914	372,802,345
Environment and Alternative Energy Portfolio	23,634,549	24,563,299
Industrial Equipment Portfolio	380,607,724	401,583,968
Industrials Portfolio	613,263,153	809,408,989
Transportation Portfolio	407,899,839	269,298,038

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Funds. The investment adviser and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.25%	.56%
Defense and Aerospace Portfolio	.30%	.25%	.55%
Environment and Alternative Energy Portfolio	.30%	.25%	.55%
Industrial Equipment Portfolio	.30%	.25%	.55%
Industrials Portfolio	.30%	.25%	.55%
Transportation Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.21%
Defense and Aerospace Portfolio	.20%
Environment and Alternative Energy Portfolio	.28%
Industrial Equipment Portfolio	.16%
Industrials Portfolio	.21%
Transportation Portfolio	.22%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$ 20,381
Defense and Aerospace Portfolio	8,482
Environment and Alternative Energy Portfolio	886
Industrial Equipment Portfolio	11,112
Industrials Portfolio	19,935
Transportation Portfolio	18,703

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, Air Transportation Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio had no interfund loans outstanding. Defense and Aerospace Portfolio's open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Air Transportation Portfolio	Borrower	$ 23,076,857.30%		$ 1,368
Defense and Aerospace Portfolio	Borrower	6,257,000.31%		213
Industrial Equipment Portfolio	Borrower	14,138,200.32%		627
Industrials Portfolio	Borrower	10,783,833.31%		1,649
Transportation Portfolio	Borrower	25,493,000.31%		1,083

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Air Transportation Portfolio	$ 310
Defense and Aerospace Portfolio	1,433
Environment and Alternative Energy Portfolio	162
Industrial Equipment Portfolio	741
Industrials Portfolio	1,911
Transportation Portfolio	600

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Industrials Portfolio	$ 8,320,800.57%		$ 654

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Air Transportation Portfolio	$ 38,366	$ 29
Defense and Aerospace Portfolio	14,144	9
Environment and Alternative Energy Portfolio	1,135	-
Industrial Equipment Portfolio	22,090	-
Industrials Portfolio	43,046	-
Transportation Portfolio	28,347	8

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursement
Air Transportation Portfolio	$ 712
Defense and Aerospace Portfolio	4,468
Environment and Alternative Energy Portfolio	1,075
Industrial Equipment Portfolio	1,090
Industrials Portfolio	1,910
Transportation Portfolio	1,932

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP Funds Manager 60% Portfolio was the owner of record of approximately 30% and 18% of the total outstanding shares of the Industrial Equipment Portfolio and Industrials Portfolio, respectively. Strategic Advisers U.S. Opportunities Fund was the owner of record of approximately 16%, 15% and 12% of the total outstanding shares of the Air Transportation Portfolio, Industrials Portfolio and Transportation Portfolio, respectively. Mutual funds managed by the investment adviser or its affiliates were the owners of record in the aggregate, of approximately 27%, 43%, 48% and 23% of the total outstanding shares of Air Transportation Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio (funds of Fidelity Select Portfolios) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 17, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation Portfolio	04/14/14	04/11/14	$0.027	$0.310
Defense and Aerospace Portfolio	04/14/14	04/11/14	$0.209	$4.704
Environment and Alternative Energy Portfolio	04/14/14	04/11/14	$0.003	$0.026
Industrial Equipment Portfolio	04/14/14	04/11/14	$0.102	$3.755
Industrials Portfolio	04/14/14	04/11/14	$0.044	$1.749
Transportation Portfolio	04/14/14	04/11/14	$0.122	$1.007

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Air Transportation Portfolio	$4,466,748
Defense and Aerospace Portfolio	$62,618,443
Industrial Equipment Portfolio	$47,724,125
Industrials Portfolio	$80,956,563
Transportation Portfolio	$8,022,343

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2013	December 2013
Air Transportation Portfolio	99%	50%
Defense and Aerospace Portfolio	100%	40%
Environment and Alternative Energy Portfolio	100%	100%
Industrial Equipment Portfolio	100%	97%
Industrials Portfolio	55%	56%
Transportation Portfolio	100%	46%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2013	December 2013
Air Transportation Portfolio	100%	57%
Defense and Aerospace Portfolio	100%	52%
Environment and Alternative Energy Portfolio	100%	100%
Industrial Equipment Portfolio	100%	100%
Industrials Portfolio	57%	64%
Transportation Portfolio	100%	49%

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between Air Transportation Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	55,316,766.02	90.453
Against	1,628,854.61	2.664
Abstain	1,903,174.83	3.112
Broker Non-Vote	2,306,645.47	3.771
TOTAL	61,155,440.93	100.000
PROPOSAL 2
To approve a management contract between Defense and Aerospace Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	305,817,075.83	80.535
Against	17,549,994.84	4.622
Abstain	14,514,560.33	3.822
Broker Non-Vote	41,853,305.49	11.021
TOTAL	379,734,936.49	100.000
PROPOSAL 2
To approve a management contract between Environment and Alternative Energy Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	37,430,207.10	83.901
Against	2,289,770.43	5.133
Abstain	1,700,537.58	3.811
Broker Non-Vote	3,192,202.88	7.155
TOTAL	44,612,717.99	100.000
PROPOSAL 2
To approve a management contract between Industrial Equipment Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	222,542,145.45	91.336
Against	9,702,625.20	3.983
Abstain	6,984,206.39	2.866
Broker Non-Vote	4,423,803.62	1.815
TOTAL	243,652,780.66	100.000
PROPOSAL 2
To approve a management contract between Industrials Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	641,085,875.04	88.030
Against	26,487,337.79	3.637
Abstain	47,527,320.01	6.526
Broker Non-Vote	13,162,861.50	1.807
TOTAL	728,263,394.34	100.000
PROPOSAL 2
To approve a management contract between Transportation Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	145,045,410.68	85.770
Against	6,258,662.18	3.701
Abstain	6,478,036.99	3.831
Broker Non-Vote	11,327,685.63	6.698
TOTAL	169,109,795.48	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Automated line for quickest service

SELCI-UANNPRO-0414
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Fidelity®

Select Portfolios®

Consumer Staples Sector

Consumer Staples Portfolio

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)
Investment Changes	(Click Here)
Investments	(Click Here)
Financial Statements	(Click Here)
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Consumer Staples Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Consumer Staples Portfolio A	10.82%	19.26%	10.64%

A Prior to October 1, 2006, Consumer Staples Portfolio was named Food and Agriculture Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Consumer Staples Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Robert Lee, Portfolio Manager of Consumer Staples Portfolio: For the year, the fund returned 10.82%, underperforming the 15.64% gain of the sector benchmark, the MSCI® U.S. IMI Consumer Staples 25-50 Index, and the broadly based S&P 500®. Consumer staples stocks delivered a strong absolute return but trailed many other sectors, which is not unusual in a year when the broader market is up as strong as it was. Additionally, investors' preference for U.S.-based companies didn't help staples stocks overall - given their global nature - or the fund since I tend to focus on owning large multinational companies regardless of where they're based. Versus the sector benchmark, French firms Remy Cointreau and Pernod Ricard detracted the most, largely due to a sudden slowdown in their sales in China following new restrictions on gifting high-end spirits to government officials. It also hurt to hold a sizable non-index position in British American Tobacco (BAT), our largest holding. The company continued to put up impressive earnings, despite its shares struggling amid currency headwinds, global regulatory concerns for the tobacco industry and a lot of media attention on the potential long-term competitive impact of electronic cigarettes. But my long-term view of BAT's earnings growth remained unchanged. On the plus side, the fund's underweighting in Philip Morris contributed to relative performance. A big overweighting in retail pharmacy operator CVS Caremark also added nice value. CVS is a great example of a U.S.-based company that I think is poised for long-term growth, especially given its pharmacy benefit management (PBM) division's position to serve an aging U.S. population. Consistent with my process, though, I did modestly trim our stake late in the period as the stock's outperformance caused its valuation to become relatively less attractive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.06%
Actual		$ 1,000.00	$ 1,067.30	$ 5.43
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.33%
Actual		$ 1,000.00	$ 1,065.80	$ 6.81
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 6.66
Class B	1.85%
Actual		$ 1,000.00	$ 1,063.00	$ 9.46
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Class C	1.81%
Actual		$ 1,000.00	$ 1,063.10	$ 9.26
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Consumer Staples	.79%
Actual		$ 1,000.00	$ 1,068.70	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Institutional Class	.81%
Actual		$ 1,000.00	$ 1,068.70	$ 4.15
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	14.5	14.6
The Coca-Cola Co.	11.4	12.0
Procter & Gamble Co.	11.2	12.3
CVS Caremark Corp.	8.2	8.8
Kroger Co.	4.9	4.5
Altria Group, Inc.	4.9	4.9
Wal-Mart Stores, Inc.	4.9	3.3
Bunge Ltd.	2.8	2.5
Mead Johnson Nutrition Co. Class A	2.7	1.8
PepsiCo, Inc.	2.5	1.9
	68.0
Top Industries (% of fund's net assets)
As of February 28, 2014
Beverages	25.9%
Tobacco	24.3%
Food & Staples Retailing	19.3%
Household Products	13.3%
Food Products	13.1%
All Others*	4.1%

As of August 31, 2013
Beverages	27.1%
Tobacco	23.8%
Food & Staples Retailing	18.9%
Household Products	14.4%
Food Products	11.2%
All Others*	4.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Consumer Staples Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
BEVERAGES - 25.6%
Brewers - 3.5%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	264,272	$ 2,785,901
Anheuser-Busch InBev SA NV	239,590	25,059,691
SABMiller PLC	889,484	43,597,239
		71,442,831
Distillers & Vintners - 6.6%
Diageo PLC sponsored ADR (d)	349,126	43,888,629
Pernod Ricard SA	400,401	47,137,523
Remy Cointreau SA (d)	485,783	41,237,365
Treasury Wine Estates Ltd.	1,318,976	4,554,944
		136,818,461
Soft Drinks - 15.5%
Coca-Cola Bottling Co. Consolidated	69,562	5,261,670
Coca-Cola Central Japan Co. Ltd.	54,000	1,238,970
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (d)	47,229	4,579,796
Coca-Cola Icecek A/S	388,162	7,498,933
Embotelladora Andina SA:
ADR	266,112	4,859,205
sponsored ADR	197,000	4,540,850
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	56,787	4,862,103
PepsiCo, Inc.	642,023	51,406,782
The Coca-Cola Co.	6,123,818	233,929,848
		318,178,157
TOTAL BEVERAGES		526,439,449
FOOD & STAPLES RETAILING - 19.3%
Drug Retail - 8.6%
Clicks Group Ltd.	331,249	1,729,419
CVS Caremark Corp.	2,320,776	169,741,557
Drogasil SA	812,600	5,728,661
		177,199,637
Food Retail - 5.6%
Fresh Market, Inc. (a)	186,046	6,232,541
Kroger Co.	2,428,818	101,864,627
Whole Foods Market, Inc.	135,200	7,307,560
		115,404,728
Hypermarkets & Super Centers - 5.1%
Costco Wholesale Corp.	32,350	3,778,480
Wal-Mart Stores, Inc.	1,352,356	101,020,993
		104,799,473
TOTAL FOOD & STAPLES RETAILING		397,403,838

	Shares	Value
FOOD PRODUCTS - 13.1%
Agricultural Products - 5.1%
Archer Daniels Midland Co.	1,076,616	$ 43,710,610
Bunge Ltd.	712,413	56,715,199
SLC Agricola SA	658,600	5,069,935
		105,495,744
Packaged Foods & Meats - 8.0%
Annie's, Inc. (a)	154,114	5,776,193
Danone SA	76,131	5,368,431
Green Mountain Coffee Roasters, Inc. (d)	283,237	31,093,758
Lindt & Spruengli AG	126	7,315,736
Mead Johnson Nutrition Co. Class A	686,316	55,969,070
Nestle SA	326,295	24,650,014
Orion Corp.	6,025	5,045,034
The Hain Celestial Group, Inc. (a)	64,239	5,736,543
Ulker Biskuvi Sanayi A/S	784,525	4,348,120
Unilever NV (NY Reg.)	392,298	15,519,309
Want Want China Holdings Ltd.	1,511,000	2,297,492
		163,119,700
TOTAL FOOD PRODUCTS		268,615,444
HOTELS, RESTAURANTS & LEISURE - 0.3%
Restaurants - 0.3%
ARAMARK Holdings Corp.	192,500	5,420,800
HOUSEHOLD DURABLES - 0.2%
Housewares & Specialties - 0.2%
Tupperware Brands Corp.	59,500	4,676,700
HOUSEHOLD PRODUCTS - 13.3%
Household Products - 13.3%
Colgate-Palmolive Co.	599,575	37,671,297
Procter & Gamble Co.	2,918,165	229,542,859
Svenska Cellulosa AB (SCA) (B Shares)	173,300	5,262,532
		272,476,688
PERSONAL PRODUCTS - 1.2%
Personal Products - 1.2%
Hengan International Group Co. Ltd.	468,500	5,086,125
Herbalife Ltd.	99,890	6,652,674
L'Oreal SA	32,800	5,557,364
Nu Skin Enterprises, Inc. Class A	99,267	8,290,780
		25,586,943
PHARMACEUTICALS - 0.2%
Pharmaceuticals - 0.2%
Perrigo Co. PLC	31,306	5,147,959
TOBACCO - 24.3%
Tobacco - 24.3%
Altria Group, Inc.	2,793,645	101,297,568
British American Tobacco PLC sponsored ADR	2,740,345	298,122,129
Imperial Tobacco Group PLC	265,697	10,842,771
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
ITC Ltd.	1,620,070	$ 8,595,514
Japan Tobacco, Inc.	209,400	6,669,335
Lorillard, Inc.	472,461	23,178,937
Philip Morris International, Inc.	493,292	39,912,256
Souza Cruz SA	1,145,800	9,939,470
		498,557,980
TOTAL COMMON STOCKS (Cost $1,428,851,891)		2,004,325,801
Nonconvertible Preferred Stocks - 0.3%

BEVERAGES - 0.3%
Brewers - 0.3%
Ambev SA sponsored ADR (Cost $2,659,386)	1,049,610	7,557,192
Money Market Funds - 3.2%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	31,266,635	$ 31,266,635
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	33,900,423	33,900,423
TOTAL MONEY MARKET FUNDS (Cost $65,167,058)		65,167,058
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $1,496,678,335)		2,077,050,051
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(21,247,648)
NET ASSETS - 100%		$ 2,055,802,403
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,577
Fidelity Securities Lending Cash Central Fund	320,864
Total	$ 385,441
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,004,325,801	$ 1,942,578,330	$ 61,747,471	$ -
Nonconvertible Preferred Stocks	7,557,192	7,557,192	-	-
Money Market Funds	65,167,058	65,167,058	-	-
Total Investments in Securities:	$ 2,077,050,051	$ 2,015,302,580	$ 61,747,471	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	64.2%
United Kingdom	19.2%
France	4.9%
Bermuda	2.8%
Switzerland	1.6%
Brazil	1.3%
Belgium	1.2%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $32,976,456) - See accompanying schedule: Unaffiliated issuers (cost $1,431,511,277)	$ 2,011,882,993
Fidelity Central Funds (cost $65,167,058)	65,167,058
Total Investments (cost $1,496,678,335)		$ 2,077,050,051
Receivable for investments sold		15,188,121
Receivable for fund shares sold		2,001,501
Dividends receivable		2,179,086
Distributions receivable from Fidelity Central Funds		7,995
Prepaid expenses		13,509
Other receivables		33,397
Total assets		2,096,473,660

Liabilities
Payable for investments purchased	$ 508,506
Payable for fund shares redeemed	4,578,554
Accrued management fee	921,833
Distribution and service plan fees payable	239,461
Other affiliated payables	389,292
Other payables and accrued expenses	133,188
Collateral on securities loaned, at value	33,900,423
Total liabilities		40,671,257

Net Assets		$ 2,055,802,403
Net Assets consist of:
Paid in capital		$ 1,406,494,316
Undistributed net investment income		5,732,152
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		63,224,348
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		580,351,587
Net Assets		$ 2,055,802,403

Statement of Assets and Liabilities - continued

February 28, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($329,458,941 ÷ 3,746,838 shares)	$ 87.93

Maximum offering price per share (100/94.25 of $87.93)	$ 93.29
Class T: Net Asset Value and redemption price per share ($61,421,325 ÷ 703,024 shares)	$ 87.37

Maximum offering price per share (100/96.50 of $87.37)	$ 90.54
Class B: Net Asset Value and offering price per share ($17,388,145 ÷ 200,084 shares)A	$ 86.90

Class C: Net Asset Value and offering price per share ($164,668,872 ÷ 1,907,596 shares)A	$ 86.32

Consumer Staples: Net Asset Value, offering price and redemption price per share ($1,328,593,716 ÷ 15,010,780 shares)	$ 88.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($154,271,404 ÷ 1,746,536 shares)	$ 88.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 63,498,283
Interest		16
Income from Fidelity Central Funds		385,441
Total income		63,883,740

Expenses
Management fee	$ 13,210,712
Transfer agent fees	4,800,332
Distribution and service plan fees	2,848,704
Accounting and security lending fees	719,655
Custodian fees and expenses	107,674
Independent trustees' compensation	45,426
Registration fees	193,601
Audit	66,278
Legal	40,201
Interest	4,952
Miscellaneous	28,736
Total expenses before reductions	22,066,271
Expense reductions	(77,312)	21,988,959
Net investment income (loss)		41,894,781
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $10,350)	171,717,048
Foreign currency transactions	(76,530)
Total net realized gain (loss)		171,640,518
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $26,244)	26,576,541
Assets and liabilities in foreign currencies	12,410
Total change in net unrealized appreciation (depreciation)		26,588,951
Net gain (loss)		198,229,469
Net increase (decrease) in net assets resulting from operations		$ 240,124,250

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,894,781	$ 34,326,160
Net realized gain (loss)	171,640,518	94,809,727
Change in net unrealized appreciation (depreciation)	26,588,951	198,071,394
Net increase (decrease) in net assets resulting from operations	240,124,250	327,207,281
Distributions to shareholders from net investment income	(38,989,125)	(31,344,671)
Distributions to shareholders from net realized gain	(137,187,027)	(29,546,659)
Total distributions	(176,176,152)	(60,891,330)
Share transactions - net increase (decrease)	(294,831,730)	287,768,850
Redemption fees	32,907	35,035
Total increase (decrease) in net assets	(230,850,725)	554,119,836

Net Assets
Beginning of period	2,286,653,128	1,732,533,292
End of period (including undistributed net investment income of $5,732,152 and undistributed net investment income of $5,461,626, respectively)	$ 2,055,802,403	$ 2,286,653,128

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 85.67	$ 74.90	$ 67.65	$ 61.06	$ 43.94
Income from Investment Operations
Net investment income (loss) C	1.43	1.26	1.22	.98	.84
Net realized and unrealized gain (loss)	7.51	11.73	8.73	7.10	17.02
Total from investment operations	8.94	12.99	9.95	8.08	17.86
Distributions from net investment income	(1.44)	(1.08)	(1.06)	(.83)	(.74)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.68)	(2.22)	(2.70)	(1.49)	(.74)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 87.93	$ 85.67	$ 74.90	$ 67.65	$ 61.06
Total Return A,B	10.53%	17.60%	15.00%	13.27%	40.66%
Ratios to Average Net Assets D,F
Expenses before reductions	1.06%	1.08%	1.10%	1.11%	1.13%
Expenses net of fee waivers, if any	1.06%	1.08%	1.10%	1.11%	1.13%
Expenses net of all reductions	1.06%	1.08%	1.09%	1.11%	1.13%
Net investment income (loss)	1.61%	1.58%	1.74%	1.53%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 329,459	$ 277,329	$ 205,851	$ 160,526	$ 162,370
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 85.18	$ 74.49	$ 67.30	$ 60.77	$ 43.75
Income from Investment Operations
Net investment income (loss) C	1.18	1.03	1.01	.79	.66
Net realized and unrealized gain (loss)	7.46	11.68	8.68	7.05	16.95
Total from investment operations	8.64	12.71	9.69	7.84	17.61
Distributions from net investment income	(1.21)	(.88)	(.86)	(.65)	(.59)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.45)	(2.02)	(2.50)	(1.31)	(.59)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 87.37	$ 85.18	$ 74.49	$ 67.30	$ 60.77
Total Return A,B	10.23%	17.29%	14.67%	12.93%	40.24%
Ratios to Average Net Assets D,F
Expenses before reductions	1.33%	1.36%	1.38%	1.40%	1.44%
Expenses net of fee waivers, if any	1.33%	1.36%	1.38%	1.40%	1.44%
Expenses net of all reductions	1.33%	1.35%	1.38%	1.40%	1.44%
Net investment income (loss)	1.34%	1.30%	1.45%	1.24%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,421	$ 52,024	$ 39,047	$ 31,496	$ 29,662
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 84.72	$ 74.01	$ 66.83	$ 60.37	$ 43.53
Income from Investment Operations
Net investment income (loss) C	.71	.61	.64	.46	.37
Net realized and unrealized gain (loss)	7.40	11.61	8.61	6.98	16.82
Total from investment operations	8.11	12.22	9.25	7.44	17.19
Distributions from net investment income	(.69)	(.37)	(.43)	(.32)	(.35)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(5.93)	(1.51)	(2.07)	(.98)	(.35)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 86.90	$ 84.72	$ 74.01	$ 66.83	$ 60.37
Total Return A,B	9.63%	16.68%	14.06%	12.35%	39.48%
Ratios to Average Net Assets D,F
Expenses before reductions	1.86%	1.89%	1.91%	1.91%	1.97%
Expenses net of fee waivers, if any	1.86%	1.89%	1.91%	1.91%	1.97%
Expenses net of all reductions	1.86%	1.88%	1.90%	1.91%	1.97%
Net investment income (loss)	.81%	.78%	.93%	.73%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,388	$ 18,548	$ 19,330	$ 20,033	$ 21,099
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 84.28	$ 73.75	$ 66.71	$ 60.29	$ 43.46
Income from Investment Operations
Net investment income (loss) C	.75	.65	.68	.49	.41
Net realized and unrealized gain (loss)	7.36	11.55	8.59	7.00	16.80
Total from investment operations	8.11	12.20	9.27	7.49	17.21
Distributions from net investment income	(.84)	(.53)	(.59)	(.41)	(.38)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.07) I	(1.67)	(2.23)	(1.07)	(.38)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 86.32	$ 84.28	$ 73.75	$ 66.71	$ 60.29
Total Return A,B	9.70%	16.73%	14.14%	12.44%	39.59%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.83%	1.85%	1.86%	1.90%
Expenses net of fee waivers, if any	1.82%	1.83%	1.85%	1.86%	1.90%
Expenses net of all reductions	1.81%	1.82%	1.84%	1.85%	1.89%
Net investment income (loss)	.85%	.83%	.99%	.79%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 164,669	$ 134,966	$ 102,321	$ 81,239	$ 73,829
Portfolio turnover rate E	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 86.17	$ 75.29	$ 67.98	$ 61.34	$ 44.14
Income from Investment Operations
Net investment income (loss) B	1.69	1.48	1.42	1.14	.96
Net realized and unrealized gain (loss)	7.55	11.82	8.76	7.14	17.11
Total from investment operations	9.24	13.30	10.18	8.28	18.07
Distributions from net investment income	(1.66)	(1.28)	(1.24)	(.98)	(.87)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.90)	(2.42)	(2.87) H	(1.64)	(.87)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 88.51	$ 86.17	$ 75.29	$ 67.98	$ 61.34
Total Return A	10.82%	17.94%	15.30%	13.55%	40.96%
Ratios to Average Net Assets C,E
Expenses before reductions	.79%	.81%	.83%	.86%	.92%
Expenses net of fee waivers, if any	.79%	.81%	.83%	.86%	.92%
Expenses net of all reductions	.79%	.80%	.82%	.86%	.91%
Net investment income (loss)	1.88%	1.85%	2.01%	1.78%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,328,594	$ 1,425,055	$ 1,202,440	$ 877,548	$ 946,455
Portfolio turnover rate D	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 85.92	$ 75.14	$ 67.84	$ 61.26	$ 44.07
Income from Investment Operations
Net investment income (loss) B	1.66	1.45	1.39	1.15	.98
Net realized and unrealized gain (loss)	7.53	11.79	8.73	7.13	17.09
Total from investment operations	9.19	13.24	10.12	8.28	18.07
Distributions from net investment income	(1.54)	(1.32)	(1.19)	(1.04)	(.88)
Distributions from net realized gain	(5.24)	(1.14)	(1.64)	(.66)	-
Total distributions	(6.78)	(2.46)	(2.82) H	(1.70)	(.88)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 88.33	$ 85.92	$ 75.14	$ 67.84	$ 61.26
Total Return A	10.80%	17.90%	15.24%	13.57%	41.03%
Ratios to Average Net Assets C,E
Expenses before reductions	.82%	.85%	.87%	.87%	.86%
Expenses net of fee waivers, if any	.82%	.85%	.87%	.87%	.86%
Expenses net of all reductions	.82%	.84%	.87%	.87%	.86%
Net investment income (loss)	1.85%	1.81%	1.96%	1.77%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 154,271	$ 378,731	$ 163,544	$ 237,883	$ 36,152
Portfolio turnover rate D	31%	28%	35%	57%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 593,130,470
Gross unrealized depreciation	(16,836,140)
Net unrealized appreciation (depreciation) on securities and other investments	$ 576,294,330

Tax Cost	$ 1,500,755,721

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,746,120
Undistributed long-term capital gain	$ 67,301,735
Net unrealized appreciation (depreciation)	$ 576,306,290

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 40,643,236	$ 31,344,671
Long-term Capital Gains	135,532,916	29,546,659
Total	$ 176,176,152	$ 60,891,330

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $723,925,161 and $1,068,680,050, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as an investment advisor to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of ..30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 797,394	$ 19,980
Class T	.25%	.25%	300,761	118
Class B	.75%	.25%	182,844	137,554
Class C	.75%	.25%	1,567,705	369,895
			$ 2,848,704	$ 527,547

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 256,782
Class T	27,091
Class B*	20,190
Class C*	17,772
$ 321,835

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 677,863.21
Class T	139,412.23
Class B	47,387.26
Class C	335,943.21
Consumer Staples	2,763,747.19
Institutional Class	835,980.22
	$ 4,800,332

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,975 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 19,104,440.31%		$ 4,091

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,774 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $320,864. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,763,571. The weighted average interest rate was .57%. The interest expense amounted to $861 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $68,126 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $57.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $9,129.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014	2013
From net investment income
Class A	$ 5,205,524	$ 3,290,973
Class T	826,286	500,306
Class B	138,623	82,480
Class C	1,548,556	820,066
Consumer Staples	26,141,452	20,759,081
Institutional Class	5,128,684	5,891,765
Total	$ 38,989,125	$ 31,344,671
From net realized gain
Class A	$ 18,454,866	$ 3,434,776
Class T	3,478,167	646,006
Class B	1,077,295	260,273
Class C	9,334,082	1,739,884
Consumer Staples	84,245,287	18,561,423
Institutional Class	20,597,330	4,904,297
Total	$ 137,187,027	$ 29,546,659

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	1,297,946	1,172,691	$ 115,706,038	$ 93,404,427
Reinvestment of distributions	234,768	72,806	20,739,532	5,768,631
Shares redeemed	(1,022,897)	(756,998)	(90,649,691)	(59,959,929)
Net increase (decrease)	509,817	488,499	$ 45,795,879	$ 39,213,129
Class T
Shares sold	171,739	146,374	$ 15,157,502	$ 11,640,258
Reinvestment of distributions	46,535	13,628	4,086,883	1,073,877
Shares redeemed	(126,021)	(73,443)	(11,017,450)	(5,785,079)
Net increase (decrease)	92,253	86,559	$ 8,226,935	$ 6,929,056
Class B
Shares sold	16,325	11,096	$ 1,431,261	$ 868,729
Reinvestment of distributions	11,472	3,553	1,003,061	278,056
Shares redeemed	(46,659)	(56,866)	(4,085,147)	(4,452,338)
Net increase (decrease)	(18,862)	(42,217)	$ (1,650,825)	$ (3,305,553)
Class C
Shares sold	622,483	479,940	$ 54,501,354	$ 37,531,069
Reinvestment of distributions	101,164	25,332	8,787,354	1,978,186
Shares redeemed	(417,359)	(291,408)	(36,266,564)	(22,752,561)
Net increase (decrease)	306,288	213,864	$ 27,022,144	$ 16,756,694
Consumer Staples
Shares sold	3,438,166	5,353,585	$ 309,005,043	$ 425,841,967
Reinvestment of distributions	1,188,981	474,945	105,681,529	37,790,378
Shares redeemed	(6,154,349)	(5,260,820)	(548,691,818)	(416,646,931)
Net increase (decrease)	(1,527,202)	567,710	$ (134,005,246)	$ 46,985,414
Institutional Class
Shares sold	2,006,485	3,475,040	$ 181,066,529	$ 279,763,267
Reinvestment of distributions	271,028	125,836	24,047,781	10,030,919
Shares redeemed	(4,939,085)	(1,369,230)	(445,334,927)	(108,604,076)
Net increase (decrease)	(2,661,572)	2,231,646	$ (240,220,617)	$ 181,190,110

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Consumer Staples Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Consumer Staples Portfolio voted to pay on April 14, 2014 to shareholders of record at the opening of business on April 11, 2014, a distribution of $2.753 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.256 per share from net investment income.

Consumer Staples hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $154,311,669 or, if subsequently determined to be different, the net capital gain of such year.

Consumer Staples designates 73% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Consumer Staples designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Consumer Staples Portfolio's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	1,231,896,932.45	72.402
Against	59,201,079.18	3.479
Abstain	62,956,309.82	3.700
Broker Non-Vote	347,429,518.32	20.419
TOTAL	1,701,483,839.77	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
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SELCS-UANNPRO-0414
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Fidelity®

Select Portfolios®

Telecommunications Services Sector

Telecommunications Portfolio

Wireless Portfolio

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Telecommunications Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Wireless Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Telecommunications Portfolio	16.40%	19.19%	6.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Matthew Drukker, Portfolio Manager of Telecommunications Portfolio: For the year, the fund's Retail Class shares gained 16.40%, underperforming the 17.26% result of the MSCI® U.S. IMI Telecommunications Services 25-50 Index and the broad-based S&P 500®. Versus the MSCI sector benchmark, underweighting Sprint - which dropped Nextel from its name in July after SoftBank became majority owner of the firm - was the biggest individual detractor. The stock outperformed later in the period amid reports of SoftBank's potential bid for T-Mobile. I held an underweighting, on average, in Sprint Nextel before the SoftBank deal was closed, and that position was one of the biggest contributors, as the stock underperformed. A smaller-than-index position in Leap Wireless International was detrimental. The stock surged in July when AT&T agreed to purchase the prepaid wireless carrier in a cash bid worth $1.2 billion. With smartphone penetration in the U.S. already above 70%, revenue growth slowed from new data-plan customers that historically helped support earnings. I thought AT&T would be most adversely affected, and underweighting the telecom stalwart was by far the fund's biggest relative contributor. Investors' renewed concern that competitive threats, predominantly from T-Mobile, could hinder future profit margins and growth, weighed on the stock for most of the year. Consequently, an overweighting, on average, in T-Mobile, where I saw greater growth prospects, also was the right call. I added the stock to the fund in May and shares took off in December amid reports that Japan-based SoftBank - the parent company of Sprint - was preparing a bid for the firm.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.17%
Actual		$ 1,000.00	$ 1,079.80	$ 6.03
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.48%
Actual		$ 1,000.00	$ 1,078.10	$ 7.63
Hypothetical A		$ 1,000.00	$ 1,017.46	$ 7.40
Class B	1.93%
Actual		$ 1,000.00	$ 1,075.60	$ 9.93
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.86%
Actual		$ 1,000.00	$ 1,076.10	$ 9.57
Hypothetical A		$ 1,000.00	$ 1,015.57	$ 9.30
Telecommunications	.84%
Actual		$ 1,000.00	$ 1,081.60	$ 4.34
Hypothetical A		$ 1,000.00	$ 1,020.63	$ 4.21
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,081.20	$ 4.70
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	23.9	22.7
AT&T, Inc.	9.7	9.6
American Tower Corp.	6.4	7.7
T-Mobile U.S., Inc.	5.9	3.1
CenturyLink, Inc.	4.3	3.7
SBA Communications Corp. Class A	4.3	5.7
Telephone & Data Systems, Inc.	3.5	2.5
Vodafone Group PLC sponsored ADR	2.9	4.6
Level 3 Communications, Inc.	2.4	2.7
Sprint Corp.	2.1	0.1
	65.4
Top Industries (% of fund's net assets)
As of February 28, 2014
Diversified Telecommunication Services	61.2%
Wireless Telecommunication Services	22.8%
Real Estate Investment Trusts	7.1%
Media	2.7%
Internet Software & Services	1.2%
All Others*	5.0%

As of August 31, 2013
Diversified Telecommunication Services	58.2%
Wireless Telecommunication Services	26.4%
Real Estate Investment Trusts	8.0%
Media	2.7%
Internet Software & Services	0.8%
All Others*	3.9%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Telecommunications Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 61.0%
Alternative Carriers - 14.9%
8x8, Inc. (a)	724,386	$ 7,664,004
Cogent Communications Group, Inc.	171,768	6,585,585
inContact, Inc. (a)	427,823	3,858,963
Iridium Communications, Inc. (a)(d)	548,976	3,579,324
Level 3 Communications, Inc. (a)	230,216	8,476,553
Lumos Networks Corp.	428,878	6,227,309
Premiere Global Services, Inc. (a)	413,383	4,675,362
Towerstream Corp. (a)(d)	830,224	2,191,791
TW Telecom, Inc. (a)	201,917	6,180,679
Vonage Holdings Corp. (a)	954,671	4,401,033
		53,840,603
Integrated Telecommunication Services - 46.1%
AT&T, Inc.	1,105,550	35,300,212
Atlantic Tele-Network, Inc.	98,900	6,481,906
Bezeq The Israeli Telecommunication Corp. Ltd.	1,170,300	1,897,802
BT Group PLC	2,709	18,632
CenturyLink, Inc.	501,078	15,663,698
Cincinnati Bell, Inc. (a)	1,058,914	3,547,362
Consolidated Communications Holdings, Inc. (d)	99,498	1,896,432
Frontier Communications Corp. (d)	1,562,083	7,622,965
General Communications, Inc. Class A (a)	161,996	1,686,378
Hawaiian Telcom Holdco, Inc. (a)	78,265	2,254,032
IDT Corp. Class B	109,565	1,966,692
Telenor ASA	41,800	923,472
Verizon Communications, Inc.	1,826,997	86,928,518
Windstream Holdings, Inc. (d)	169,082	1,356,038
		167,544,139
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		221,384,742
INTERNET SOFTWARE & SERVICES - 1.2%
Internet Software & Services - 1.2%
Earthlink Holdings Corp.	221,000	866,320
Equinix, Inc. (a)	10,101	1,918,786
Rackspace Hosting, Inc. (a)	43,500	1,599,495
		4,384,601
IT SERVICES - 0.5%
IT Consulting & Other Services - 0.5%
InterXion Holding N.V. (a)	81,100	1,945,589

	Shares	Value
MEDIA - 2.7%
Cable & Satellite - 2.7%
Altice S.A.	5,500	$ 239,137
DISH Network Corp. Class A (a)	86,004	5,060,475
Liberty Global PLC Class C	38,318	3,244,002
Shaw Communications, Inc. Class B (d)	53,700	1,241,991
		9,785,605
REAL ESTATE INVESTMENT TRUSTS - 7.1%
Office REITs - 0.7%
CyrusOne, Inc.	121,300	2,695,286
Specialized REITs - 6.4%
American Tower Corp.	284,390	23,169,253
TOTAL REAL ESTATE INVESTMENT TRUSTS		25,864,539
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Semiconductors - 0.7%
Broadcom Corp. Class A	79,831	2,372,577
SOFTWARE - 0.3%
Application Software - 0.3%
Interactive Intelligence Group, Inc. (a)	12,600	1,003,338
Synchronoss Technologies, Inc. (a)	203	6,979
		1,010,317
WIRELESS TELECOMMUNICATION SERVICES - 22.8%
Wireless Telecommunication Services - 22.8%
Boingo Wireless, Inc. (a)(d)	464,745	2,700,168
Crown Castle International Corp.	189	14,345
KDDI Corp.	32,400	1,981,443
Leap Wireless International, Inc. (a)	400	7,008
NII Holdings, Inc. (a)(d)	1,381,963	1,589,257
NTELOS Holdings Corp. (d)	103,288	1,443,966
RingCentral, Inc. (d)	27,700	599,705
SBA Communications Corp. Class A (a)	163,256	15,537,074
Shenandoah Telecommunications Co.	100,526	2,656,902
Sprint Corp. (a)	884,185	7,727,777
T-Mobile U.S., Inc. (a)	703,797	21,465,809
Tele2 AB (B Shares)	139,750	1,733,893
Telephone & Data Systems, Inc.	557,964	12,716,000
U.S. Cellular Corp.	64,300	2,320,587
Vodafone Group PLC sponsored ADR	251,641	10,460,716
		82,954,650
TOTAL COMMON STOCKS (Cost $314,097,848)		349,702,620
Nonconvertible Preferred Stocks - 0.2%

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Integrated Telecommunication Services - 0.2%
Oi SA sponsored ADR (d) (Cost $922,592)	543,500	826,120
Money Market Funds - 4.6%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c) (Cost $16,873,475)	16,873,475	$ 16,873,475
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $331,893,915)		367,402,215
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(4,124,630)
NET ASSETS - 100%		$ 363,277,585
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,528
Fidelity Securities Lending Cash Central Fund	228,474
Total	$ 239,002
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 349,702,620	$ 347,702,545	$ 2,000,075	$ -
Nonconvertible Preferred Stocks	826,120	826,120	-	-
Money Market Funds	16,873,475	16,873,475	-	-
Total Investments in Securities:	$ 367,402,215	$ 365,402,140	$ 2,000,075	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $15,320,193) - See accompanying schedule: Unaffiliated issuers (cost $315,020,440)	$ 350,528,740
Fidelity Central Funds (cost $16,873,475)	16,873,475
Total Investments (cost $331,893,915)		$ 367,402,215
Receivable for investments sold		26,858,175
Receivable for fund shares sold		443,447
Dividends receivable		2,103,947
Distributions receivable from Fidelity Central Funds		15,077
Prepaid expenses		2,594
Other receivables		39,916
Total assets		396,865,371

Liabilities
Payable to custodian bank	$ 870,746
Payable for investments purchased	14,311,597
Payable for fund shares redeemed	1,235,864
Accrued management fee	169,374
Distribution and service plan fees payable	8,467
Other affiliated payables	77,245
Other payables and accrued expenses	41,018
Collateral on securities loaned, at value	16,873,475
Total liabilities		33,587,786

Net Assets		$ 363,277,585
Net Assets consist of:
Paid in capital		$ 331,298,766
Undistributed net investment income		7,778,471
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,303,806)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		35,504,154
Net Assets		$ 363,277,585

Statement of Assets and Liabilities - continued

February 28, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,712,323 ÷ 131,364 shares)	$ 58.71

Maximum offering price per share (100/94.25 of $58.71)	$ 62.29
Class T: Net Asset Value and redemption price per share ($4,343,615 ÷ 74,247 shares)	$ 58.50

Maximum offering price per share (100/96.50 of $58.50)	$ 60.62
Class B: Net Asset Value and offering price per share ($546,464 ÷ 9,299 shares)A	$ 58.77

Class C: Net Asset Value and offering price per share ($5,522,628 ÷ 94,343 shares)A	$ 58.54

Telecommunications: Net Asset Value, offering price and redemption price per share ($343,548,418 ÷ 5,829,058 shares)	$ 58.94

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,604,137 ÷ 27,281 shares)	$ 58.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 11,161,992
Special dividends		7,304,521
Interest		23
Income from Fidelity Central Funds		239,002
Total income		18,705,538

Expenses
Management fee	$ 2,436,046
Transfer agent fees	952,642
Distribution and service plan fees	98,511
Accounting and security lending fees	174,567
Custodian fees and expenses	27,761
Independent trustees' compensation	8,414
Registration fees	81,316
Audit	56,946
Legal	8,437
Interest	1,149
Miscellaneous	5,478
Total expenses before reductions	3,851,267
Expense reductions	(114,701)	3,736,566
Net investment income (loss)		14,968,972
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,147,371
Foreign currency transactions	12,166
Total net realized gain (loss)		2,159,537
Change in net unrealized appreciation (depreciation) on: Investment securities	48,831,064
Assets and liabilities in foreign currencies	(2,016)
Total change in net unrealized appreciation (depreciation)		48,829,048
Net gain (loss)		50,988,585
Net increase (decrease) in net assets resulting from operations		$ 65,957,557

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,968,972	$ 9,261,556
Net realized gain (loss)	2,159,537	44,357,084
Change in net unrealized appreciation (depreciation)	48,829,048	3,165,741
Net increase (decrease) in net assets resulting from operations	65,957,557	56,784,381
Distributions to shareholders from net investment income	(8,506,759)	(8,401,078)
Distributions to shareholders from net realized gain	(32,511)	-
Total distributions	(8,539,270)	(8,401,078)
Share transactions - net increase (decrease)	(90,264,976)	(7,060,825)
Redemption fees	26,413	3,280
Total increase (decrease) in net assets	(32,820,276)	41,325,758

Net Assets
Beginning of period	396,097,861	354,772,103
End of period (including undistributed net investment income of $7,778,471 and undistributed net investment income of $1,584,319, respectively)	$ 363,277,585	$ 396,097,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.58	$ 46.12	$ 46.93	$ 37.64	$ 26.66
Income from Investment Operations
Net investment income (loss) C	1.76 K	.99	.56	.57	.67
Net realized and unrealized gain (loss)	6.48	5.43	(.86)	9.49	10.55
Total from investment operations	8.24	6.42	(.30)	10.06	11.22
Distributions from net investment income	(1.11)	(.96)	(.51)	(.77)	(.19)
Distributions from net realized gain	(.01)	-	-	-	(.05)
Total distributions	(1.11) J	(.96)	(.51)	(.77)	(.24) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.71	$ 51.58	$ 46.12	$ 46.93	$ 37.64
Total Return A, B	16.00%	13.97%	(.54)%	26.87%	42.07%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.18%	1.20%	1.20%	1.26%
Expenses net of fee waivers, if any	1.18%	1.18%	1.20%	1.20%	1.26%
Expenses net of all reductions	1.15%	1.17%	1.18%	1.18%	1.24%
Net investment income (loss)	3.08% K	2.01%	1.21%	1.35%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,712	$ 6,449	$ 4,677	$ 4,305	$ 3,343
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. J Total distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share. K Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.43%.

Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.41	$ 46.01	$ 46.81	$ 37.55	$ 26.68
Income from Investment Operations
Net investment income (loss) C	1.59 K	.85	.42	.45	.57
Net realized and unrealized gain (loss)	6.44	5.39	(.84)	9.47	10.54
Total from investment operations	8.03	6.24	(.42)	9.92	11.11
Distributions from net investment income	(.94)	(.84)	(.38)	(.66)	(.22)
Distributions from net realized gain	(.01)	-	-	-	(.03)
Total distributions	(.94) J	(.84)	(.38)	(.66)	(.24) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.50	$ 51.41	$ 46.01	$ 46.81	$ 37.55
Total Return A, B	15.64%	13.61%	(.82)%	26.54%	41.64%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.48%	1.49%	1.48%	1.55%
Expenses net of fee waivers, if any	1.48%	1.48%	1.49%	1.48%	1.55%
Expenses net of all reductions	1.45%	1.46%	1.47%	1.46%	1.53%
Net investment income (loss)	2.78% K	1.72%	.92%	1.06%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,344	$ 4,237	$ 2,702	$ 2,882	$ 2,051
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. J Total distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share. K Investment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.13%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.63	$ 46.14	$ 46.93	$ 37.60	$ 26.71
Income from Investment Operations
Net investment income (loss) C	1.33 J	.62	.21	.25	.40
Net realized and unrealized gain (loss)	6.48	5.42	(.83)	9.48	10.54
Total from investment operations	7.81	6.04	(.62)	9.73	10.94
Distributions from net investment income	(.66)	(.55)	(.17)	(.40)	(.04)
Distributions from net realized gain	(.01)	-	-	-	(.01)
Total distributions	(.67)	(.55)	(.17)	(.40)	(.05) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.77	$ 51.63	$ 46.14	$ 46.93	$ 37.60
Total Return A, B	15.13%	13.11%	(1.29)%	25.96%	40.97%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.93%	1.95%	1.95%	2.01%
Expenses net of fee waivers, if any	1.93%	1.93%	1.95%	1.95%	2.01%
Expenses net of all reductions	1.91%	1.92%	1.93%	1.93%	2.00%
Net investment income (loss)	2.32% J	1.26%	.47%	.60%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 546	$ 576	$ 596	$ 706	$ 641
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. J Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .67%.

Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.47	$ 46.02	$ 46.89	$ 37.61	$ 26.76
Income from Investment Operations
Net investment income (loss) C	1.36 J	.63	.22	.26	.41
Net realized and unrealized gain (loss)	6.46	5.41	(.84)	9.46	10.56
Total from investment operations	7.82	6.04	(.62)	9.72	10.97
Distributions from net investment income	(.74)	(.59)	(.25)	(.44)	(.10)
Distributions from net realized gain	(.01)	-	-	-	(.02)
Total distributions	(.75)	(.59)	(.25)	(.44)	(.12) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 58.54	$ 51.47	$ 46.02	$ 46.89	$ 37.61
Total Return A, B	15.20%	13.14%	(1.27)%	25.95%	41.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.88%	1.90%	1.93%	1.94%	2.01%
Expenses net of fee waivers, if any	1.88%	1.90%	1.93%	1.94%	2.01%
Expenses net of all reductions	1.85%	1.89%	1.91%	1.92%	2.00%
Net investment income (loss)	2.38% J	1.29%	.48%	.61%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,523	$ 4,353	$ 3,514	$ 3,035	$ 2,151
Portfolio turnover rate E	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. J Investment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .73%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.75	$ 46.26	$ 47.07	$ 37.73	$ 26.74
Income from Investment Operations
Net investment income (loss) B	1.96 J	1.15	.70	.69	.76
Net realized and unrealized gain (loss)	6.51	5.43	(.86)	9.52	10.59
Total from investment operations	8.47	6.58	(.16)	10.21	11.35
Distributions from net investment income	(1.28)	(1.09)	(.65)	(.87)	(.31)
Distributions from net realized gain	(.01)	-	-	-	(.05)
Total distributions	(1.28) I	(1.09)	(.65)	(.87)	(.36) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 58.94	$ 51.75	$ 46.26	$ 47.07	$ 37.73
Total Return A	16.40%	14.30%	(.23)%	27.24%	42.43%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.87%	.90%	.92%	.99%
Expenses net of fee waivers, if any	.85%	.87%	.90%	.92%	.99%
Expenses net of all reductions	.82%	.85%	.88%	.91%	.98%
Net investment income (loss)	3.41% J	2.33%	1.52%	1.62%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 343,548	$ 377,841	$ 342,262	$ 354,938	$ 279,704
Portfolio turnover rate D	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. I Total distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share. J Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.76%.

Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 51.65	$ 46.20	$ 47.02	$ 37.69	$ 26.73
Income from Investment Operations
Net investment income (loss) B	1.93 I	1.17	.70	.71	.84
Net realized and unrealized gain (loss)	6.48	5.42	(.88)	9.50	10.55
Total from investment operations	8.41	6.59	(.18)	10.21	11.39
Distributions from net investment income	(1.25)	(1.14)	(.64)	(.88)	(.38)
Distributions from net realized gain	(.01)	-	-	-	(.05)
Total distributions	(1.26)	(1.14)	(.64)	(.88)	(.43) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 58.80	$ 51.65	$ 46.20	$ 47.02	$ 37.69
Total Return A	16.30%	14.33%	(.26)%	27.27%	42.59%
Ratios to Average Net Assets C, E
Expenses before reductions	.91%	.85%	.89%	.91%	.86%
Expenses net of fee waivers, if any	.91%	.85%	.89%	.91%	.86%
Expenses net of all reductions	.88%	.83%	.87%	.89%	.84%
Net investment income (loss)	3.35% I	2.35%	1.52%	1.64%	2.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,604	$ 2,641	$ 1,022	$ 1,743	$ 1,101
Portfolio turnover rate D	111%	76%	72%	72%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. I Investment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.70%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 50,421,115
Gross unrealized depreciation	(17,845,454)
Net unrealized appreciation (depreciation) on securities and other investments	$ 32,575,661

Tax Cost	$ 334,826,554

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,778,810
Capital loss carryforward	$ (4,297,851)
Net unrealized appreciation (depreciation)	$ 32,571,515

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (4,297,851)

The Fund intends to elect to defer to its next fiscal year $4,073,316 of capital losses recognized during the period November 1, 2013 to February 28, 2014.

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 8,539,270	$ 8,401,078

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $468,948,325 and $554,795,163, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 18,291	$ 583
Class T	.25%	.25%	21,936	-
Class B	.75%	.25%	5,661	4,246
Class C	.75%	.25%	52,623	12,851
			$ 98,511	$ 17,680

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,371
Class T	2,798
Class B*	370
Class C*	621
$ 12,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 21,689.30
Class T	15,148.35
Class B	1,702.30
Class C	12,956.25
Telecommunications	897,426.21
Institutional Class	3,721.27
	$ 952,642

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $29,221 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,090,231.32%		$ 1,149

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $879 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $228,474, including $38,531 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $112,854 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,847.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014	2013
From net investment income
Class A	$ 137,021	$ 115,461
Class T	71,145	65,641
Class B	6,457	6,964
Class C	68,251	43,780
Telecommunications	8,194,747	8,113,006
Institutional Class	29,138	56,226
Total	$ 8,506,759	$ 8,401,078
From net realized gain
Class A	$ 617	$ -
Class T	373	-
Class B	48	-
Class C	466	-
Telecommunications	30,889	-
Institutional Class	118	-
Total	$ 32,511	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	62,389	76,572	$ 3,565,235	$ 3,760,739
Reinvestment of distributions	2,113	1,839	123,157	92,540
Shares redeemed	(58,169)	(54,776)	(3,308,571)	(2,738,397)
Net increase (decrease)	6,333	23,635	$ 379,821	$ 1,114,882
Class T
Shares sold	23,341	48,620	$ 1,331,922	$ 2,392,044
Reinvestment of distributions	1,193	1,268	69,243	63,823
Shares redeemed	(32,706)	(26,195)	(1,852,992)	(1,317,712)
Net increase (decrease)	(8,172)	23,693	$ (451,827)	$ 1,138,155
Class B
Shares sold	135	3,053	$ 7,819	$ 144,445
Reinvestment of distributions	103	133	6,030	6,751
Shares redeemed	(2,095)	(4,941)	(116,496)	(248,673)
Net increase (decrease)	(1,857)	(1,755)	$ (102,647)	$ (97,477)
Class C
Shares sold	31,217	26,248	$ 1,769,477	$ 1,304,972
Reinvestment of distributions	819	594	47,679	29,972
Shares redeemed	(22,263)	(18,620)	(1,264,412)	(912,596)
Net increase (decrease)	9,773	8,222	$ 552,744	$ 422,348
Telecommunications
Shares sold	3,045,047	3,283,802	$ 171,993,078	$ 158,174,294
Reinvestment of distributions	136,279	156,090	7,951,397	7,859,416
Shares redeemed	(4,653,020)	(3,538,446)	(269,388,514)	(177,183,415)
Net increase (decrease)	(1,471,694)	(98,554)	$ (89,444,039)	$ (11,149,705)
Institutional Class
Shares sold	22,305	41,031	$ 1,294,531	$ 2,107,286
Reinvestment of distributions	405	986	23,701	49,926
Shares redeemed	(46,560)	(13,014)	(2,517,260)	(646,240)
Net increase (decrease)	(23,850)	29,003	$ (1,199,028)	$ 1,510,972

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Annual Report

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	24.11%	21.28%	10.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Kyle Weaver, Portfolio Manager of Wireless Portfolio: For the year, the fund returned 24.11%, outpacing the 20.77% gain of the S&P® Custom Wireless Index but modestly trailing the S&P 500®. Versus the custom index, stock selection in the mega-cap category - firms with market capitalizations of $100 billion or more - was a noteworthy positive during the year. In fact, the fund's two biggest relative contributors were weak-performing index components AT&T, a heavyweight in the integrated telecom services area, and mobile services provider China Mobile, both of which I significantly underweighted. An out-of-benchmark stake in Google - another mega-cap holding - further added value, given this stock's outstanding performance. Also beneficial were a large overweighting in U.K.-based Vodafone Group and a considerable underweighting in Verizon Communications, the parent company of Verizon Wireless. Conversely, I underestimated potential synergies from the merger of T-Mobile USA and MetroPCS Communications. This deal was finalized in May, with the resulting entity renamed T-Mobile U.S. Both the new stock and MetroPCS Communications were detractors from the fund's relative performance because I underweighted these strong-performing index components. Also weighing on our results versus the industry index was not owning prepaid wireless provider Leap Wireless International when integrated carrier AT&T announced plans to buy the company, causing the value of Leap's shares to more than double in mid-July. The possibility of well-funded competitors engaged in a bidding war for a distressed asset prompted me to build a position in Leap Wireless and eliminate this underweighting by the end of August. Lastly, not owning enough of index constituent Harris, which mainly provides communications equipment to the U.S. Department of Defense, also worked against the fund. Broad-based strength in defense stocks, renewed focus by the company's top management on efficient capital allocation and a more stable outlook for defense spending bolstered the shares, which hurt the fund's relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Wireless Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Actual	.85%	$ 1,000.00	$ 1,171.60	$ 4.58
Hypothetical A		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Wireless Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	17.2	1.0
QUALCOMM, Inc.	9.3	11.9
American Tower Corp.	8.6	10.8
Vodafone Group PLC sponsored ADR	8.1	13.8
SBA Communications Corp. Class A	4.0	5.3
BT Group PLC sponsored ADR	4.0	0.0
Google, Inc. Class A	4.0	4.1
Crown Castle International Corp.	3.8	5.4
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	3.1	1.5
AT&T, Inc.	2.8	4.5
	64.9
Top Industries (% of fund's net assets)
As of February 28, 2014
Diversified Telecommunication Services	29.7%
Wireless Telecommunication Services	24.4%
Communications Equipment	19.1%
Real Estate Investment Trusts	8.6%
Internet Software & Services	5.9%
All Others*	12.3%

As of August 31, 2013
Wireless Telecommunication Services	41.5%
Communications Equipment	23.4%
Real Estate Investment Trusts	10.8%
Diversified Telecommunication Services	6.6%
Internet Software & Services	5.2%
All Others*	12.5%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Wireless Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value
AEROSPACE & DEFENSE - 0.8%
Aerospace & Defense - 0.8%
Kratos Defense & Security Solutions, Inc. (a)	287,349	$ 2,241,322
COMMUNICATIONS EQUIPMENT - 19.1%
Communications Equipment - 19.1%
Alcatel-Lucent SA sponsored ADR	690,400	2,954,912
Aruba Networks, Inc. (a)(d)	139,784	2,866,970
Harris Corp.	22,100	1,631,422
InterDigital, Inc.	85,207	2,598,814
Motorola Solutions, Inc.	29,268	1,937,542
Nokia Corp. sponsored ADR (a)	569,600	4,317,568
QUALCOMM, Inc.	357,150	26,889,824
Sierra Wireless, Inc. (a)	65,700	1,349,244
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	708,300	9,144,153
ViaSat, Inc. (a)	23,700	1,581,027
		55,271,476
COMPUTERS & PERIPHERALS - 1.2%
Computer Hardware - 1.2%
Apple, Inc.	6,700	3,525,808
DIVERSIFIED TELECOMMUNICATION SERVICES - 29.6%
Alternative Carriers - 0.8%
Intelsat SA	69,700	1,382,848
Towerstream Corp. (a)	334,423	882,877
		2,265,725
Integrated Telecommunication Services - 28.8%
AT&T, Inc.	251,600	8,033,588
BCE, Inc.	134,700	5,875,562
BT Group PLC sponsored ADR	169,700	11,704,209
Chunghwa Telecom Co. Ltd. sponsored ADR	56,400	1,706,100
Koninklijke KPN NV (a)	79,905	284,785
Telefonica SA sponsored ADR (d)	18,411	280,215
TELUS Corp.	167,200	5,923,649
Verizon Communications, Inc.	1,045,197	49,730,471
		83,538,579
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		85,804,304
ELECTRONIC EQUIPMENT & COMPONENTS - 0.7%
Electronic Manufacturing Services - 0.7%
Neonode, Inc. (a)(d)	261,900	1,890,918
INTERNET SOFTWARE & SERVICES - 5.9%
Internet Software & Services - 5.9%
Global Eagle Entertainment, Inc. (a)	69,100	1,214,778

	Shares	Value
Google, Inc. Class A (a)	9,600	$ 11,670,240
Web.com Group, Inc. (a)	119,700	4,363,065
		17,248,083
IT SERVICES - 3.1%
IT Consulting & Other Services - 3.1%
Amdocs Ltd.	71,100	3,162,528
Cognizant Technology Solutions Corp. Class A (a)	56,600	5,889,796
		9,052,324
REAL ESTATE INVESTMENT TRUSTS - 8.6%
Specialized REITs - 8.6%
American Tower Corp.	306,792	24,994,344
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
Semiconductors - 2.6%
RF Micro Devices, Inc. (a)	417,200	2,953,776
Samsung Electronics Co. Ltd.	3,709	4,691,637
		7,645,413
SOFTWARE - 4.3%
Application Software - 4.3%
Gameloft Se (a)	346,462	3,816,208
Synchronoss Technologies, Inc. (a)	134,500	4,624,110
Tangoe, Inc. (a)	209,000	3,975,180
		12,415,498
WIRELESS TELECOMMUNICATION SERVICES - 24.4%
Wireless Telecommunication Services - 24.4%
America Movil S.A.B. de CV Series L sponsored ADR	67,800	1,313,286
China Mobile Ltd. sponsored ADR (d)	60,900	2,895,795
Crown Castle International Corp.	143,200	10,868,880
Leap Wireless International, Inc. (a)	16,600	290,832
NII Holdings, Inc. (a)(d)	534,700	614,905
NTELOS Holdings Corp.	45,600	637,488
NTT DoCoMo, Inc. sponsored ADR (d)	88,800	1,481,184
Rogers Communications, Inc. Class B (non-vtg.) (d)	189,600	7,328,529
SBA Communications Corp. Class A (a)	123,100	11,715,427
Shenandoah Telecommunications Co.	1,300	34,359
Sprint Corp. (a)	3,333	29,130
T-Mobile U.S., Inc. (a)	157,975	4,818,238
Telephone & Data Systems, Inc.	155,814	3,551,001
U.S. Cellular Corp.	26,237	946,893
U.S.A. Mobility, Inc.	49,205	711,012
Vodafone Group PLC sponsored ADR	566,281	23,540,301
		70,777,260
TOTAL COMMON STOCKS (Cost $241,605,437)		290,866,750
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Integrated Telecommunication Services - 0.1%
Oi SA (PN) (Cost $300,607)	158,800	$ 243,136
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 0.10% (b)	5,290,178	5,290,178
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	9,404,885	9,404,885
TOTAL MONEY MARKET FUNDS (Cost $14,695,063)		14,695,063
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $256,601,107)		305,804,949
NET OTHER ASSETS (LIABILITIES) - (5.4)%		(15,748,297)
NET ASSETS - 100%		$ 290,056,652
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,322
Fidelity Securities Lending Cash Central Fund	197,427
Total	$ 201,749
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 290,866,750	$ 290,581,965	$ 284,785	$ -
Nonconvertible Preferred Stocks	243,136	243,136	-	-
Money Market Funds	14,695,063	14,695,063	-	-
Total Investments in Securities:	$ 305,804,949	$ 305,520,164	$ 284,785	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	69.0%
United Kingdom	12.1%
Canada	7.0%
Sweden	3.1%
France	2.3%
Korea (South)	1.6%
Finland	1.5%
Hong Kong	1.0%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $8,713,566) - See accompanying schedule: Unaffiliated issuers (cost $241,906,044)	$ 291,109,886
Fidelity Central Funds (cost $14,695,063)	14,695,063
Total Investments (cost $256,601,107)		$ 305,804,949
Receivable for investments sold		40,055,778
Receivable for fund shares sold		230,139
Dividends receivable		3,719,156
Distributions receivable from Fidelity Central Funds		5,064
Prepaid expenses		1,349
Other receivables		25,067
Total assets		349,841,502

Liabilities
Payable for investments purchased	$ 49,355,522
Payable for fund shares redeemed	795,157
Accrued management fee	131,709
Other affiliated payables	62,523
Other payables and accrued expenses	35,054
Collateral on securities loaned, at value	9,404,885
Total liabilities		59,784,850

Net Assets		$ 290,056,652
Net Assets consist of:
Paid in capital		$ 210,278,402
Undistributed net investment income		12,634,450
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		17,958,981
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,184,819
Net Assets, for 27,439,446 shares outstanding		$ 290,056,652
Net Asset Value, offering price and redemption price per share ($290,056,652 ÷ 27,439,446 shares)		$ 10.57

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 5,588,308
Special dividends		12,975,156
Interest		2
Income from Fidelity Central Funds		201,749
Total income		18,765,215

Expenses
Management fee	$ 1,531,779
Transfer agent fees	658,825
Accounting and security lending fees	111,552
Custodian fees and expenses	37,913
Independent trustees' compensation	5,296
Registration fees	27,287
Audit	52,107
Legal	4,629
Interest	885
Miscellaneous	3,031
Total expenses before reductions	2,433,304
Expense reductions	(51,729)	2,381,575
Net investment income (loss)		16,383,640
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,578,425
Foreign currency transactions	1,024
Total net realized gain (loss)		36,579,449
Change in net unrealized appreciation (depreciation) on: Investment securities	6,981,802
Assets and liabilities in foreign currencies	(12,618)
Total change in net unrealized appreciation (depreciation)		6,969,184
Net gain (loss)		43,548,633
Net increase (decrease) in net assets resulting from operations		$ 59,932,273

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,383,640	$ 3,687,797
Net realized gain (loss)	36,579,449	(212,525)
Change in net unrealized appreciation (depreciation)	6,969,184	27,750,174
Net increase (decrease) in net assets resulting from operations	59,932,273	31,225,446
Distributions to shareholders from net investment income	(2,744,292)	(4,135,652)
Share transactions Proceeds from sales of shares	117,927,758	47,598,521
Reinvestment of distributions	2,633,352	3,963,751
Cost of shares redeemed	(141,492,075)	(87,559,651)
Net increase (decrease) in net assets resulting from share transactions	(20,930,965)	(35,997,379)
Redemption fees	5,399	6,317
Total increase (decrease) in net assets	36,262,415	(8,901,268)

Net Assets
Beginning of period	253,794,237	262,695,505
End of period (including undistributed net investment income of $12,634,450 and distributions in excess of net investment income of $689,955, respectively)	$ 290,056,652	$ 253,794,237
Other Information Shares
Sold	12,229,697	5,878,305
Issued in reinvestment of distributions	259,699	483,848
Redeemed	(14,564,406)	(11,054,527)
Net increase (decrease)	(2,075,010)	(4,692,374)

Financial Highlights

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.60	$ 7.68	$ 8.29	$ 6.47	$ 4.44
Income from Investment Operations
Net investment income (loss) B	.56 I	.12	.10 E	.08	.06
Net realized and unrealized gain (loss)	1.51	.94	(.33)	1.82	2.03
Total from investment operations	2.07	1.06	(.23)	1.90	2.09
Distributions from net investment income	(.10)	(.14)	(.08)	(.08)	(.06)
Distributions from net realized gain	-	-	(.30)	-	-
Total distributions	(.10)	(.14)	(.38)	(.08)	(.06)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 10.57	$ 8.60	$ 7.68	$ 8.29	$ 6.47
Total Return A	24.11%	13.89%	(2.55)%	29.55%	47.06%
Ratios to Average Net Assets C, F
Expenses before reductions	.88%	.90%	.90%	.92%	.96%
Expenses net of fee waivers, if any	.88%	.90%	.90%	.92%	.96%
Expenses net of all reductions	.86%	.87%	.89%	.91%	.94%
Net investment income (loss)	5.91% I	1.50%	1.23% E	1.08%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 290,057	$ 253,794	$ 262,696	$ 361,082	$ 304,896
Portfolio turnover rate D	120%	100%	114%	111%	154%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..90%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share. I Investment income per share reflects large, non-recurring dividends which amounted to $.45 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.23%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 53,842,323
Gross unrealized depreciation	(6,006,843)
Net unrealized appreciation (depreciation) on securities and other investments	$ 47,835,480

Tax Cost	$ 257,969,469

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 14,517,353
Undistributed long-term capital gain	$ 17,444,439
Net unrealized appreciation (depreciation)	$ 47,816,457

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 2,744,292	$ 4,135,652

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $328,366,336 and $330,806,574, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14,676 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,925,571.33%		$ 885

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $537 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $197,427, including $1,312 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $49,972 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,757.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Telecommunications Portfolio and Wireless Portfolio (funds of Fidelity Select Portfolios) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Telecommunications Portfolio designates 99% and 96% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Telecommunications Portfolio designates 100% and 100% of the dividends distributed in April and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Select Wireless Portfolio voted to pay on April 14, 2014 to shareholders of record at the opening of business on April 11, 2014 a distribution of $0.723 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.472 per share from net investment income.

Wireless Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $17,444,439, or, if subsequently determined to be different, the net capital gain of such year.

Wireless Portfolio designates 66% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Wireless Portfolio designates 100% of the dividends distributed, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between Telecommunications Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	208,420,238.27	81.880
Against	18,588,167.85	7.302
Abstain	11,559,235.71	4.541
Broker Non-Vote	15,977,976.37	6.277
TOTAL	254,545,618.20	100.000
PROPOSAL 2
To approve a management contract between Wireless Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	116,732,866.32	85.558
Against	6,812,323.22	4.993
Abstain	6,212,494.28	4.554
Broker Non-Vote	6,679,851.60	4.895
TOTAL	136,437,535.42	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Fidelity®

Select Portfolios®

Materials Sector

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Chemicals	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Gold	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Consolidated Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Materials	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	27.77%	32.09%	15.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Mahmoud Sharaf, Portfolio Manager of Chemicals Portfolio: For the year, the fund returned 27.77%, underperforming the 29.90% gain of the MSCI® U.S. IMI Chemicals 25-50 Index, but outpacing the broad-based S&P 500®. Last summer, activist hedge fund managers announced they would take large stakes in industry benchmark names DuPont and Air Products & Chemicals, which bolstered shares of each firm. Consequently, underweighting DuPont and largely avoiding Air Products were costly to performance. I continued to be wary of Air Products, so I sold it from the fund. Speculation that Dow Chemical also would be a target of activist investors pushed its share price up, to the detriment of the fund. This speculation was realized in January 2014, and our sizable underweighting in this major benchmark component was the biggest relative detractor for the year. The fund's cash position - which was high at times due to strong periodic inflows into the fund over the past year - was another drag on performance in an up market. Conversely, largely avoiding Mosaic, one of the world's largest publicly traded potash companies, was easily the fund's biggest relative contributor. Shares of Mosaic plummeted in late July, when Russian potash giant Uralkali exited from Belarusian Potash - a game-changer for the potash industry. I sold Mosaic before period end because I was bearish on agricultural fundamentals. Elsewhere, I continued to look for investments based on my belief that U.S. chemicals companies have an advantage over global producers due to cheap domestic natural gas prices relative to high international Brent crude oil prices. Netherlands-based LyondellBasell, one of the largest commodity chemicals firms in the world, fit this thesis and an overweighted position was helpful this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Chemicals Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Actual	.80%	$ 1,000.00	$ 1,183.40	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Chemicals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	9.8	5.7
LyondellBasell Industries NV Class A	9.5	9.4
Monsanto Co.	8.2	9.1
Eastman Chemical Co.	6.5	7.5
Praxair, Inc.	6.5	9.2
The Dow Chemical Co.	5.7	2.7
CF Industries Holdings, Inc.	4.9	4.3
Ecolab, Inc.	4.7	7.6
Celanese Corp. Class A	4.3	1.6
PPG Industries, Inc.	3.5	4.4
	63.6
Top Industries (% of fund's net assets)
As of February 28, 2014
Chemicals	91.8%
Marine	1.0%
Oil, Gas & Consumable Fuels	0.8%
Diversified Financial Services	0.1%
Commercial Services & Supplies**	0.0%
All Others*	6.3%

As of August 31, 2013
Chemicals	95.9%
Oil, Gas & Consumable Fuels	0.5%
Diversified Financial Services	0.1%
Commercial Services & Supplies	0.1%
Machinery	0.1%
All Others*	3.3%

* Includes short-term investments and net other assets (liabilities).
** Amount represents less than 0.1%.

Annual Report

Chemicals Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value
BUILDING PRODUCTS - 0.0%
Building Products - 0.0%
Ply Gem Holdings, Inc.	13	$ 167
CHEMICALS - 91.8%
Commodity Chemicals - 15.9%
Axiall Corp.	680,636	27,545,339
Cabot Corp.	579,288	31,362,652
Koppers Holdings, Inc.	383,505	15,163,788
Kronos Worldwide, Inc.	353,919	5,407,882
LyondellBasell Industries NV Class A	1,542,022	135,821,298
Methanex Corp.	100,400	7,036,070
OCI Partners LP	157,665	3,903,785
Tronox Ltd. Class A	41,500	983,135
		227,223,949
Diversified Chemicals - 25.8%
Arkema SA	22,639	2,462,391
E.I. du Pont de Nemours & Co.	2,091,300	139,322,404
Eastman Chemical Co.	1,070,051	93,554,559
FMC Corp.	119,200	9,199,856
Huntsman Corp.	1,747,600	42,571,536
The Dow Chemical Co.	1,660,630	80,889,287
		368,000,033
Fertilizers & Agricultural Chemicals - 13.1%
CF Industries Holdings, Inc.	281,230	70,560,607
Monsanto Co.	1,062,349	116,879,637
		187,440,244
Industrial Gases - 8.0%
Airgas, Inc.	202,300	21,807,940
Praxair, Inc.	713,821	93,060,844
		114,868,784
Specialty Chemicals - 29.0%
Albemarle Corp.	67,839	4,476,696
Ashland, Inc.	433,550	40,914,114
Celanese Corp. Class A	1,145,979	61,183,819
Chemtura Corp. (a)	42,485	1,051,504
Cytec Industries, Inc.	32,580	3,084,349
Ecolab, Inc.	618,899	66,686,367
Ferro Corp. (a)	2,347,853	30,803,831
Innophos Holdings, Inc.	72,547	3,984,281
PPG Industries, Inc.	254,804	50,405,327
RPM International, Inc.	1,054,279	44,132,119
Sigma Aldrich Corp.	489,905	46,251,931
W.R. Grace & Co. (a)	496,484	50,313,689
Wacker Chemie AG	82,429	11,133,055
		414,421,082
TOTAL CHEMICALS		1,311,954,092

	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Swisher Hygiene, Inc. (Canada) (a)	1,500	$ 735
DIVERSIFIED FINANCIAL SERVICES - 0.1%
Other Diversified Financial Services - 0.1%
Quinpario Acquisition Corp. unit	150,000	1,525,500
MARINE - 1.0%
Marine - 1.0%
DryShips, Inc. (a)(d)	3,751,468	13,805,402
OIL, GAS & CONSUMABLE FUELS - 0.8%
Oil & Gas Storage & Transport - 0.8%
BW LPG Ltd. (a)	1	11
Golar LNG Ltd. (NASDAQ)	201,500	7,374,900
Hoegh LNG Holdings Ltd. (a)	539,270	4,420,541
StealthGas, Inc. (a)	39	410
Valero Energy Partners LP	6,100	225,639
		12,021,501
TOTAL COMMON STOCKS (Cost $932,162,865)		1,339,307,397
Money Market Funds - 3.0%

Fidelity Cash Central Fund, 0.10% (b)	37,428,038	37,428,038
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	6,029,625	6,029,625
TOTAL MONEY MARKET FUNDS (Cost $43,457,663)		43,457,663
TOTAL INVESTMENT PORTFOLIO - 96.7% (Cost $975,620,528)		1,382,765,060
NET OTHER ASSETS (LIABILITIES) - 3.3%		46,668,680
NET ASSETS - 100%		$ 1,429,433,740
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 31,421
Fidelity Securities Lending Cash Central Fund	247,915
Total	$ 279,336
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.1%
Netherlands	9.5%
Marshall Islands	1.0%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $5,917,072) - See accompanying schedule: Unaffiliated issuers (cost $932,162,865)	$ 1,339,307,397
Fidelity Central Funds (cost $43,457,663)	43,457,663
Total Investments (cost $975,620,528)		$ 1,382,765,060
Receivable for investments sold		51,183,997
Receivable for fund shares sold		27,383,177
Dividends receivable		2,525,593
Distributions receivable from Fidelity Central Funds		2,742
Prepaid expenses		6,200
Other receivables		47,101
Total assets		1,463,913,870

Liabilities
Payable for investments purchased	$ 23,470,043
Payable for fund shares redeemed	4,010,483
Accrued management fee	628,625
Other affiliated payables	268,295
Other payables and accrued expenses	73,059
Collateral on securities loaned, at value	6,029,625
Total liabilities		34,480,130

Net Assets		$ 1,429,433,740
Net Assets consist of:
Paid in capital		$ 989,791,502
Undistributed net investment income		2,509,218
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		29,998,847
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		407,134,173
Net Assets, for 9,643,472 shares outstanding		$ 1,429,433,740
Net Asset Value, offering price and redemption price per share ($1,429,433,740 ÷ 9,643,472 shares)		$ 148.23

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 20,894,382
Interest		46,960
Income from Fidelity Central Funds		279,336
Total income		21,220,678

Expenses
Management fee	$ 6,849,444
Transfer agent fees	2,527,976
Accounting and security lending fees	401,422
Custodian fees and expenses	31,350
Independent trustees' compensation	23,712
Registration fees	128,096
Audit	52,431
Legal	18,914
Interest	1,245
Miscellaneous	13,255
Total expenses before reductions	10,047,845
Expense reductions	(148,198)	9,899,647
Net investment income (loss)		11,321,031
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	106,729,339
Foreign currency transactions	(292,574)
Total net realized gain (loss)		106,436,765
Change in net unrealized appreciation (depreciation) on: Investment securities	180,552,850
Assets and liabilities in foreign currencies	6,367
Total change in net unrealized appreciation (depreciation)		180,559,217
Net gain (loss)		286,995,982
Net increase (decrease) in net assets resulting from operations		$ 298,317,013

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,321,031	$ 14,446,667
Net realized gain (loss)	106,436,765	32,143,140
Change in net unrealized appreciation (depreciation)	180,559,217	74,637,127
Net increase (decrease) in net assets resulting from operations	298,317,013	121,226,934
Distributions to shareholders from net investment income	(11,058,506)	(11,402,559)
Distributions to shareholders from net realized gain	(65,324,116)	(21,839,025)
Total distributions	(76,382,622)	(33,241,584)
Share transactions Proceeds from sales of shares	719,398,651	548,680,903
Reinvestment of distributions	73,918,871	32,252,680
Cost of shares redeemed	(720,642,710)	(395,723,811)
Net increase (decrease) in net assets resulting from share transactions	72,674,812	185,209,772
Redemption fees	47,042	43,229
Total increase (decrease) in net assets	294,656,245	273,238,351

Net Assets
Beginning of period	1,134,777,495	861,539,144
End of period (including undistributed net investment income of $2,509,218 and undistributed net investment income of $3,006,684, respectively)	$ 1,429,433,740	$ 1,134,777,495
Other Information Shares
Sold	5,317,546	4,641,695
Issued in reinvestment of distributions	540,024	277,790
Redeemed	(5,441,546)	(3,487,085)
Net increase (decrease)	416,024	1,432,400

Financial Highlights

Years ended February 28,	2014	2013	2012 H	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 122.98	$ 110.52	$ 100.85	$ 75.43	$ 42.74
Income from Investment Operations
Net investment income (loss) B	1.23	1.84 E	.76	.69	1.00 F
Net realized and unrealized gain (loss)	32.11	15.10	9.52	27.20	32.77
Total from investment operations	33.34	16.94	10.28	27.89	33.77
Distributions from net investment income	(1.18)	(1.55)	(.62)	(.57)	(1.08)
Distributions from net realized gain	(6.92)	(2.95)	-	(1.91)	-
Total distributions	(8.10)	(4.49) J	(.62)	(2.47) K	(1.08)
Redemption fees added to paid in capital B	.01	.01	.01	- I	- I
Net asset value, end of period	$ 148.23	$ 122.98	$ 110.52	$ 100.85	$ 75.43
Total Return A	27.77%	15.61%	10.31%	37.74%	79.15%
Ratios to Average Net Assets C, G
Expenses before reductions	.81%	.83%	.85%	.90%	.96%
Expenses net of fee waivers, if any	.81%	.83%	.85%	.90%	.96%
Expenses net of all reductions	.80%	.81%	.84%	.89%	.95%
Net investment income (loss)	.91%	1.62% E	.77%	.84%	1.53% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,429,434	$ 1,134,777	$ 861,539	$ 692,332	$ 417,761
Portfolio turnover rate D	109%	60%	119%	108%	228%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.30 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%. GExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $4.49 per share is comprised of distributions from net investment income of $1.547 and distributions from net realized gain of $2.947 per share. KTotal distributions of $2.47 per share is comprised of distributions from net investment income of $.565 and distributions from net realized gain of $1.905 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 406,589,058
Gross unrealized depreciation	(5,038,737)
Net unrealized appreciation (depreciation) on securities and other investments	$ 401,550,321

Tax Cost	$ 981,214,739

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,117,116
Undistributed long-term capital gain	$ 11,992,885
Net unrealized appreciation (depreciation)	$ 401,539,962

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 23,947,481	$ 17,990,233
Long-term Capital Gains	52,435,141	15,251,351
Total	$ 76,382,622	$ 33,241,584

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,317,048,092 and $1,351,042,337, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $35,852 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,981,750.32%		$ 1,245

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,327 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $247,915, including $70 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $141,479 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $6,719.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Gold Portfolio	-27.05%	-3.13%	3.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from S. Joseph Wickwire, II, Portfolio Manager of Gold Portfolio: For the year, the fund's Retail shares returned -27.05%, compared with -30.17% for the S&P® Global BMI Gold Capped Index and 25.37% for the broadly based S&P 500® Index. For much of the period, gold and gold stocks were in what I believed was a concluding phase of a two-year correction. An approximate 15% drop in the commodity price hurt gold-mining stocks for the year, along with concerns that a higher interest rate environment would hurt the group. At the same time, some investors sold gold and gold-related stocks to buy strong-performing equities. Versus the industry benchmark, the fund was helped by overweighting outperforming names such as Osisko Mining and Rainy River Resources, whose stock prices both rose on takeover bids. I sold Rainy River before period end. Underweighting weak performer and index heavyweight Newmont Mining also helped, as it struggled with low production growth, country risk and high costs. Non-benchmark positions in gold and silver bullion contributed as more-defensive components. Conversely, the fund was hurt by stakes in Colossus Minerals, Detour Gold and Persus Mining. I significantly reduced our stake in Colossus by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.21%
Actual		$ 1,000.00	$ 948.70	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,018.79	$ 6.06
Class T	1.49%
Actual		$ 1,000.00	$ 947.70	$ 7.20
HypotheticalA		$ 1,000.00	$ 1,017.41	$ 7.45
Class B	1.97%
Actual		$ 1,000.00	$ 945.00	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.96%
Actual		$ 1,000.00	$ 945.20	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Gold	.93%
Actual		$ 1,000.00	$ 950.00	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.86%
Actual		$ 1,000.00	$ 950.40	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

B Annualized expense ratio reflects consolidated expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Consolidated Investment Changes (Unaudited)

Top Ten Holdings as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Gold Bullion	10.1	5.2
Goldcorp, Inc.	9.2	10.1
Barrick Gold Corp.	6.4	9.5
Randgold Resources Ltd. sponsored ADR	5.2	4.6
Silver Bullion	5.0	3.8
Newcrest Mining Ltd.	4.7	5.2
Yamana Gold, Inc.	4.4	4.9
Franco-Nevada Corp.	4.1	3.7
Eldorado Gold Corp.	3.9	4.8
AngloGold Ashanti Ltd. sponsored ADR	3.7	1.6
	56.7
Top Industries (% of fund's net assets)
As of February 28, 2014
Gold	83.2%
Commodities & Related Investments**	15.1%
Precious Metals & Minerals	0.7%
Diversified Metals & Mining	0.1%
Coal & Consumable Fuels	0.1%
Construction & Engineering	0.1%
All Others*	0.7%

As of August 31, 2013
Gold	89.4%
Commodities & Related Investments**	9.0%
Precious Metals & Minerals	0.9%
Diversified Metals & Mining	0.2%
Construction & Engineering	0.0%†
Coal & Consumable Fuels	0.0%†
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).
** Includes gold bullion and/or silver bullion.
† Amount represents less than 0.1%
Geographic Diversification (% of fund's net assets)
As of February 28, 2014
Canada	57.3%
United States of America*	20.4%
Australia	7.1%
South Africa	6.7%
Bailiwick of Jersey	6.5%
Bermuda	1.0%
Peru	0.5%
Cayman Islands	0.4%
United Kingdom	0.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of August 31, 2013
Canada	64.6%
United States of America*	14.5%
Australia	8.7%
Bailiwick of Jersey	5.8%
South Africa	5.0%
Bermuda	0.8%
Cayman Islands	0.4%
United Kingdom	0.1%
Peru	0.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 84.2%
	Shares	Value
Australia - 7.1%
CONSTRUCTION & ENGINEERING - 0.1%
Construction & Engineering - 0.1%
Boart Longyear Ltd. (d)	3,985,000	$ 1,084,584
METALS & MINING - 7.0%
Gold - 7.0%
Beadell Resources Ltd. (a)	10,603,618	7,191,225
Evolution Mining Ltd. (d)	2,371,395	1,978,567
Gryphon Minerals Ltd. (a)	5,060,010	790,178
Intrepid Mines Ltd.:
(Australia) (a)	8,469,798	1,965,086
(Canada) (a)	320,000	73,693
Kingsgate Consolidated NL	328,274	357,381
Medusa Mining Ltd. (a)	2,246,085	4,349,318
Newcrest Mining Ltd.	6,941,758	70,245,378
Papillon Resources Ltd. (a)	3,332,270	4,222,443
Perseus Mining Ltd.:
(Australia) (a)	3,240,134	1,243,273
(Canada) (a)	1,300,000	504,832
Ramelius Resources Ltd. (a)	980,000	126,803
Red 5 Ltd. (a)	1,326,000	130,158
Regis Resources Ltd.	2,672,293	5,436,935
Resolute Mining Ltd. (a)	2,988,261	1,613,278
Saracen Mineral Holdings Ltd. (a)(d)	4,816,787	1,310,969
Silver Lake Resources Ltd. (a)(d)	4,346,985	2,249,839
St Barbara Ltd. (a)(d)	4,283,377	1,337,795
Troy Resources NL (a)(d)	195,000	200,980
Troy Resources NL (f)	734,826	769,799
		106,097,930
TOTAL AUSTRALIA		107,182,514
Bailiwick of Jersey - 6.5%
METALS & MINING - 6.5%
Gold - 6.5%
Centamin PLC (a)	3,761,900	3,464,719
Lydian International Ltd. (a)	2,325,200	2,267,873
Polyus Gold International Ltd.	422,400	1,384,598
Polyus Gold International Ltd. sponsored GDR	3,919,931	12,543,779
Randgold Resources Ltd. sponsored ADR (d)	994,895	78,636,501
		98,297,470
Bermuda - 1.0%
METALS & MINING - 1.0%
Gold - 1.0%
Continental Gold Ltd. (a)	3,354,700	15,299,589
Canada - 57.3%
METALS & MINING - 57.3%
Diversified Metals & Mining - 0.1%
NovaCopper, Inc. (a)(d)	488,333	620,182

	Shares	Value
Rio Alto Mining Ltd. (a)	396,500	$ 845,065
Sabina Gold & Silver Corp. (a)	980,000	814,233
True Gold Mining, Inc. (a)	125,000	43,462
		2,322,942
Gold - 56.5%
Agnico Eagle Mines Ltd. (Canada) (d)	1,606,200	51,538,234
Alacer Gold Corp.	2,155,063	5,819,235
Alamos Gold, Inc.	1,113,300	10,667,491
Argonaut Gold, Inc. (a)	3,609,962	18,778,453
ATAC Resources Ltd. (a)	67,200	80,715
B2Gold Corp. (a)	14,237,858	41,146,162
Banro Corp. (a)(d)	2,326,482	1,365,676
Barrick Gold Corp. (d)	4,737,769	96,526,749
Belo Sun Mining Corp. (a)(d)	6,797,400	2,670,341
Centerra Gold, Inc.	1,422,400	6,371,448
Colossus Minerals, Inc. (a)(d)	802,600	28,993
Detour Gold Corp. (a)(d)	2,014,800	17,504,178
Detour Gold Corp. (a)(f)	785,900	6,827,741
Eldorado Gold Corp.	8,794,408	58,375,236
Franco-Nevada Corp. (d)	1,207,700	61,721,072
Gabriel Resources Ltd. (a)	1,040,600	1,127,716
Goldcorp, Inc.	5,119,400	137,636,176
Golden Queen Mining Co. Ltd. (a)	15,000	21,750
GoldQuest Mining Corp. (a)	2,318,500	764,249
Guyana Goldfields, Inc. (a)(d)	2,933,700	7,656,816
Guyana Goldfields, Inc. (a)(f)	155,000	404,543
IAMGOLD Corp.	3,279,400	12,172,251
Kinross Gold Corp.	9,990,691	52,150,451
Kinross Gold Corp. warrants 9/17/14 (a)	1,192,793	37,702
Kirkland Lake Gold, Inc. (a)(d)	501,000	1,827,906
Lake Shore Gold Corp. (a)(d)	3,226,600	2,651,681
Midas Gold Corp. (a)	100,500	88,946
New Gold, Inc. (a)	7,241,575	44,274,779
NGEx Resources, Inc. (a)	65,000	106,836
Novagold Resources, Inc. (a)(d)	2,346,200	8,666,087
OceanaGold Corp. (a)	2,892,300	6,921,878
Orezone Gold Corp. (a)	372,100	194,905
Osisko Mining Corp. (a)	1,094,331	6,967,429
Osisko Mining Corp. (a)(f)	3,000,000	19,100,515
Pilot Gold, Inc. (a)	1,418,150	1,959,514
Premier Gold Mines Ltd. (a)(e)	9,787,922	20,772,705
Pretium Resources, Inc. (a)(d)	914,538	5,740,124
Pretium Resources, Inc. (a)(f)	225,000	1,412,219
Pretium Resources, Inc. (a)(g)	225,000	1,412,219
Primero Mining Corp. (a)(d)	841,200	5,454,543
Probe Mines Ltd. (a)	85,000	253,319
Richmont Mines, Inc. (a)	240,900	402,479
Romarco Minerals, Inc. (a)	14,078,600	9,154,332
Romarco Minerals, Inc. (a)(f)	5,900,000	3,836,359
Rubicon Minerals Corp. (a)	5,302,102	7,182,474
Sandstorm Gold Ltd. (a)(d)	137,000	722,550
Seabridge Gold, Inc. (a)(d)	601,905	5,224,533
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
SEMAFO, Inc. (d)	2,740,000	$ 11,011,469
Sulliden Gold Corp. Ltd. (a)(d)	4,138,400	3,288,894
Teranga Gold Corp. (a)	85,000	86,743
Teranga Gold Corp. CDI unit (a)	3,430,974	3,459,642
Timmins Gold Corp. (a)	122,600	177,152
Torex Gold Resources, Inc. (a)	15,603,400	16,909,672
Yamana Gold, Inc.	6,670,100	66,743,166
		847,398,448
Precious Metals & Minerals - 0.7%
Chesapeake Gold Corp. (a)	12,000	37,930
Dalradian Resources, Inc. (a)(d)	56,000	43,493
Gold Standard Ventures Corp. (a)	425,400	284,291
MAG Silver Corp. (a)	191,000	1,564,499
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	7,570
Silver Wheaton Corp.	11,200	285,740
Tahoe Resources, Inc. (a)	328,900	7,716,808
Wildcat Silver Corp. (a)	75,200	40,069
		9,980,400
TOTAL METALS & MINING		859,701,790
Cayman Islands - 0.4%
METALS & MINING - 0.4%
Gold - 0.4%
Endeavour Mining Corp. (a)	8,117,400	5,864,644
Peru - 0.5%
METALS & MINING - 0.5%
Gold - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	589,700	7,430,220
South Africa - 6.7%
METALS & MINING - 6.7%
Gold - 6.7%
AngloGold Ashanti Ltd.	22,700	399,866
AngloGold Ashanti Ltd. sponsored ADR (d)	3,133,008	55,078,281
Gold Fields Ltd.	55,000	208,519
Gold Fields Ltd. sponsored ADR	6,317,026	23,309,826
Harmony Gold Mining Co. Ltd.	1,484,000	4,770,533
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	2,079,900	6,738,876
Sibanye Gold Ltd. ADR (d)	1,195,006	9,571,998
		100,077,899

	Shares	Value
United Kingdom - 0.1%
METALS & MINING - 0.1%
Gold - 0.1%
Patagonia Gold PLC (a)(d)	260,000	$ 42,994
Petropavlovsk PLC (d)	391,970	610,427
		653,421
Precious Metals & Minerals - 0.0%
Fresnillo PLC	10,000	159,333
TOTAL METALS & MINING		812,754
United States of America - 4.6%
METALS & MINING - 4.5%
Gold - 4.5%
Allied Nevada Gold Corp. (a)(d)	281,800	1,473,814
Allied Nevada Gold Corp. (Canada) (a)	30,000	156,900
Gold Resource Corp. (d)	100,000	515,000
McEwen Mining, Inc. (a)(d)	679,110	1,976,210
Newmont Mining Corp.	898,500	20,899,110
Royal Gold, Inc.	612,513	42,085,768
		67,106,802
OIL, GAS & CONSUMABLE FUELS - 0.1%
Coal & Consumable Fuels - 0.1%
Peabody Energy Corp.	97,400	1,710,342
TOTAL UNITED STATES OF AMERICA		68,817,144
TOTAL COMMON STOCKS (Cost $1,605,390,234)		1,263,484,024
Commodities - 15.1%
	Troy Ounces
Gold Bullion (a)	114,510	151,730,330
Silver Bullion (a)	3,500,000	74,139,100
TOTAL COMMODITIES (Cost $225,370,573)		225,869,430
Money Market Funds - 13.3%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	16,036,002	$ 16,036,002
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	183,742,153	183,742,153
TOTAL MONEY MARKET FUNDS (Cost $199,778,155)		199,778,155
TOTAL INVESTMENT PORTFOLIO - 112.6% (Cost $2,030,538,962)		1,689,131,609
NET OTHER ASSETS (LIABILITIES) - (12.6)%		(188,533,289)
NET ASSETS - 100%		$ 1,500,598,320
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,351,176 or 2.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,412,219 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 2,172,293
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,917
Fidelity Securities Lending Cash Central Fund	598,267
Total	$ 608,184
Consolidated Subsidiary	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 116,121,090	$ 472,317,716	$ 344,928,800	$ -	$ 225,764,683
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kimber Resources, Inc.	$ 3,981	$ -	$ 2,315	$ -	$ -
Kimber Resources, Inc. (144A)	1,379,164	-	774,753	-	-
Premier Gold Mines Ltd.	13,711,119	7,618,238	-	-	20,772,705
Total	$ 15,094,264	$ 7,618,238	$ 777,068	$ -	$ 20,772,705
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,263,484,024	$ 1,258,068,543	$ 5,386,488	$ 28,993
Commodities	225,869,430	225,869,430	-	-
Money Market Funds	199,778,155	199,778,155	-	-
Total Investments in Securities:	$ 1,689,131,609	$ 1,683,716,128	$ 5,386,488	$ 28,993

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $173,215,187) - See accompanying schedule: Unaffiliated issuers (cost $1,574,084,452)	$ 1,242,711,319
Fidelity Central Funds (cost $199,778,155)	199,778,155
Commodities (cost $225,370,573)	225,869,430
Other affiliated issuers (cost $31,305,782)	20,772,705
Total Investments (cost $2,030,538,962)		$ 1,689,131,609
Receivable for fund shares sold		3,772,643
Dividends receivable		310,264
Distributions receivable from Fidelity Central Funds		58,886
Prepaid expenses		5,836
Other receivables		21,725
Total assets		1,693,300,963

Liabilities
Payable to custodian bank	$ 9,165
Payable for investments purchased	3,614,909
Payable for fund shares redeemed	4,122,024
Accrued management fee	655,535
Distribution and service plan fees payable	50,221
Other affiliated payables	328,265
Other payables and accrued expenses	180,371
Collateral on securities loaned, at value	183,742,153
Total liabilities		192,702,643

Net Assets		$ 1,500,598,320
Net Assets consist of:
Paid in capital		$ 2,719,446,235
Accumulated net investment loss		(8,084)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(877,435,473)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(341,404,358)
Net Assets		$ 1,500,598,320

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2014
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,270,270 ÷ 2,737,792 shares)	$ 22.01

Maximum offering price per share (100/94.25 of $22.01)	$ 23.35
Class T: Net Asset Value and redemption price per share ($18,402,034 ÷ 846,824 shares)	$ 21.73

Maximum offering price per share (100/96.50 of $21.73)	$ 22.52
Class B: Net Asset Value and offering price per share ($4,372,559 ÷ 206,796 shares)A	$ 21.14

Class C: Net Asset Value and offering price per share ($33,810,663 ÷ 1,605,710 shares)A	$ 21.06

Gold: Net Asset Value, offering price and redemption price per share ($1,275,912,510 ÷ 56,923,383 shares)	$ 22.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($107,830,284 ÷ 4,811,938 shares)	$ 22.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 16,884,160
Interest		308
Income from Fidelity Central Funds		608,184
Total income		17,492,652

Expenses
Management fee	$ 8,556,432
Transfer agent fees	4,024,234
Distribution and service plan fees	572,954
Accounting and security lending fees	682,266
Custodian fees and expenses	354,790
Independent trustees' compensation	26,542
Registration fees	191,328
Audit	64,766
Legal	25,044
Interest	3,525
Miscellaneous	24,576
Total expenses before reductions	14,526,457
Expense reductions	(446,858)	14,079,599
Net investment income (loss)		3,413,053
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(547,572,843)
Other affiliated issuers	(4,162,175)
Commodities	(4,647,499)
Foreign currency transactions	(225,772)
Total net realized gain (loss)		(556,608,289)
Change in net unrealized appreciation (depreciation) on: Investments	(75,476,961)
Assets and liabilities in foreign currencies	13,851
Commodities	(12,614,823)
Total change in net unrealized appreciation (depreciation)		(88,077,933)
Net gain (loss)		(644,686,222)
Net increase (decrease) in net assets resulting from operations		$ (641,273,169)

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,413,053	$ 13,834,462
Net realized gain (loss)	(556,608,289)	(149,416,855)
Change in net unrealized appreciation (depreciation)	(88,077,933)	(1,263,115,883)
Net increase (decrease) in net assets resulting from operations	(641,273,169)	(1,398,698,276)
Share transactions - net increase (decrease)	(461,130,558)	(374,414,799)
Redemption fees	396,348	209,222
Total increase (decrease) in net assets	(1,102,007,379)	(1,772,903,853)

Net Assets
Beginning of period	2,602,605,699	4,375,509,552
End of period (including accumulated net investment loss of $8,084 and accumulated net investment loss of $129,693,237, respectively)	$ 1,500,598,320	$ 2,602,605,699

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 H	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.25	$ 45.37	$ 50.92	$ 40.50	$ 30.45
Income from Investment Operations
Net investment income (loss) C	- I	.07	(.13)	(.30)	(.25)
Net realized and unrealized gain (loss)	(8.25)	(15.19)	(2.83)	15.28	11.00
Total from investment operations	(8.25)	(15.12)	(2.96)	14.98	10.75
Distributions from net realized gain	-	-	(2.59)	(4.57)	(.71)
Redemption fees added to paid in capital C	.01	- I	- I	.01	.01
Net asset value, end of period	$ 22.01	$ 30.25	$ 45.37	$ 50.92	$ 40.50
Total Return A, B	(27.24)%	(33.33)%	(6.24)%	36.99%	35.19%
Ratios to Average Net Assets D, G
Expenses before reductions	1.21%	1.18%	1.14%	1.16%	1.21%
Expenses net of fee waivers, if any	1.19%	1.17%	1.14%	1.15%	1.19%
Expenses net of all reductions	1.18%	1.17%	1.14%	1.14%	1.17%
Net investment income (loss)	-% F	.18%	(.28)%	(.63)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,270	$ 101,202	$ 152,969	$ 149,178	$ 82,413
Portfolio turnover rate E	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FAmount represents less than .01%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share.

Consolidated Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.95	$ 45.04	$ 50.68	$ 40.34	$ 30.36
Income from Investment Operations
Net investment income (loss) C	(.06)	(.03)	(.27)	(.43)	(.36)
Net realized and unrealized gain (loss)	(8.17)	(15.06)	(2.80)	15.21	10.96
Total from investment operations	(8.23)	(15.09)	(3.07)	14.78	10.60
Distributions from net realized gain	-	-	(2.57)	(4.45)	(.63)
Redemption fees added to paid in capital C	.01	- H	- H	.01	.01
Net asset value, end of period	$ 21.73	$ 29.95	$ 45.04	$ 50.68	$ 40.34
Total Return A, B	(27.45)%	(33.50)%	(6.49)%	36.62%	34.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.49%	1.45%	1.43%	1.44%	1.51%
Expenses net of fee waivers, if any	1.47%	1.44%	1.42%	1.42%	1.49%
Expenses net of all reductions	1.46%	1.44%	1.42%	1.42%	1.47%
Net investment income (loss)	(.28)%	(.09)%	(.57)%	(.90)%	(.93)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,402	$ 24,913	$ 40,664	$ 45,846	$ 26,256
Portfolio turnover rate E	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.27	$ 44.24	$ 50.02	$ 39.87	$ 30.08
Income from Investment Operations
Net investment income (loss) C	(.16)	(.21)	(.49)	(.66)	(.55)
Net realized and unrealized gain (loss)	(7.98)	(14.76)	(2.76)	15.02	10.84
Total from investment operations	(8.14)	(14.97)	(3.25)	14.36	10.29
Distributions from net realized gain	-	-	(2.53)	(4.21)	(.51)
Redemption fees added to paid in capital C	.01	- H	- H	- H	.01
Net asset value, end of period	$ 21.14	$ 29.27	$ 44.24	$ 50.02	$ 39.87
Total Return A, B	(27.78)%	(33.84)%	(6.95)%	35.97%	34.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.93%	1.90%	1.93%	2.00%
Expenses net of fee waivers, if any	1.93%	1.92%	1.90%	1.92%	1.98%
Expenses net of all reductions	1.93%	1.91%	1.90%	1.91%	1.96%
Net investment income (loss)	(.75)%	(.57)%	(1.04)%	(1.39)%	(1.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,373	$ 9,423	$ 20,894	$ 26,837	$ 18,340
Portfolio turnover rate E	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share.

Consolidated Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.15	$ 44.05	$ 49.81	$ 39.75	$ 30.00
Income from Investment Operations
Net investment income (loss) C	(.16)	(.20)	(.47)	(.64)	(.53)
Net realized and unrealized gain (loss)	(7.94)	(14.70)	(2.76)	14.98	10.80
Total from investment operations	(8.10)	(14.90)	(3.23)	14.34	10.27
Distributions from net realized gain	-	-	(2.53)	(4.28)	(.53)
Redemption fees added to paid in capital C	.01	- H	- H	- H	.01
Net asset value, end of period	$ 21.06	$ 29.15	$ 44.05	$ 49.81	$ 39.75
Total Return A, B	(27.75)%	(33.83)%	(6.93)%	36.01%	34.15%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.93%	1.87%	1.89%	1.97%
Expenses net of fee waivers, if any	1.94%	1.92%	1.87%	1.88%	1.95%
Expenses net of all reductions	1.93%	1.91%	1.87%	1.87%	1.93%
Net investment income (loss)	(.76)%	(.57)%	(1.01)%	(1.35)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,811	$ 37,787	$ 67,996	$ 72,431	$ 38,624
Portfolio turnover rate E	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.72	$ 45.96	$ 51.44	$ 40.85	$ 30.67
Income from Investment Operations
Net investment income (loss) B	.06	.16	(.02)	(.18)	(.16)
Net realized and unrealized gain (loss)	(8.38)	(15.40)	(2.85)	15.43	11.10
Total from investment operations	(8.32)	(15.24)	(2.87)	15.25	10.94
Distributions from net realized gain	-	-	(2.61)	(4.67)	(.77)
Redemption fees added to paid in capital B	.01	- G	- G	.01	.01
Net asset value, end of period	$ 22.41	$ 30.72	$ 45.96	$ 51.44	$ 40.85
Total Return A	(27.05)%	(33.16)%	(6.00)%	37.35%	35.52%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	.93%	.89%	.91%	.98%
Expenses net of fee waivers, if any	.92%	.92%	.89%	.90%	.96%
Expenses net of all reductions	.91%	.92%	.89%	.89%	.94%
Net investment income (loss)	.27%	.43%	(.03)%	(.37)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,275,913	$ 2,301,019	$ 3,924,440	$ 4,250,249	$ 2,839,664
Portfolio turnover rate D	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.69	$ 45.87	$ 51.32	$ 40.77	$ 30.65
Income from Investment Operations
Net investment income (loss) B	.07	.20	.02	(.15)	(.15)
Net realized and unrealized gain (loss)	(8.36)	(15.38)	(2.85)	15.41	11.08
Total from investment operations	(8.29)	(15.18)	(2.83)	15.26	10.93
Distributions from net realized gain	-	-	(2.62)	(4.72)	(.82)
Redemption fees added to paid in capital B	.01	- G	- G	.01	.01
Net asset value, end of period	$ 22.41	$ 30.69	$ 45.87	$ 51.32	$ 40.77
Total Return A	(26.98)%	(33.09)%	(5.94)%	37.45%	35.50%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.84%	.82%	.85%	.95%
Expenses net of fee waivers, if any	.85%	.83%	.81%	.84%	.93%
Expenses net of all reductions	.84%	.82%	.81%	.83%	.91%
Net investment income (loss)	.34%	.52%	.04%	(.31)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,830	$ 128,262	$ 168,548	$ 137,246	$ 38,037
Portfolio turnover rate D	56%	18%	22%	35%	46%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2014

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Consolidated Subsidiary

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2014, the Fund held an investment of $225,764,683 in the Subsidiary, representing 15.0% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Investment Valuation - continued

the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Consolidated Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 176,511,772
Gross unrealized depreciation	(654,568,628)
Net unrealized appreciation (depreciation) on securities and other investments	$ (478,056,856)

Tax Cost	$ 2,167,083,719

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	(756,775,673)
Net unrealized appreciation (depreciation)	$ (478,053,861)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (124,603,254)
Long-term	(632,172,419)
Total capital loss carryforward	$ (756,775,673)

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $858,721,529 and $1,325,762,629, respectively.

Annual Report

Notes to Consolidated Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .58% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 161,900	$ 1,074
Class T	.25%	.25%	88,960	381
Class B	.75%	.25%	54,419	40,947
Class C	.75%	.25%	267,675	52,061
			$ 572,954	$ 94,463

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 37,429
Class T	9,708
Class B*	26,333
Class C*	6,034
$ 79,504

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 190,562.29
Class T	57,622.32
Class B	15,892.29
Class C	78,281.29
Gold	3,485,369.27
Institutional Class	196,508.20
	$ 4,024,234

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $30,538 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,641,313.34%		$ 3,525

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,662 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $598,267 and includes $70 from securities loaned to FCM.

Annual Report

Notes to Consolidated Financial Statements - continued

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $344,911. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $79,125 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $22,822.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	1,443,614	1,412,697	$ 31,671,750	$ 53,420,103
Shares redeemed	(2,051,264)	(1,438,620)	(45,809,186)	(53,775,838)
Net increase (decrease)	(607,650)	(25,923)	$ (14,137,436)	$ (355,735)
Class T
Shares sold	364,459	284,748	$ 7,796,316	$ 10,411,769
Shares redeemed	(349,602)	(355,685)	(7,601,870)	(13,010,570)
Net increase (decrease)	14,857	(70,937)	$ 194,446	$ (2,598,801)
Class B
Shares sold	23,041	16,804	$ 484,615	$ 624,661
Shares redeemed	(138,145)	(167,215)	(3,024,154)	(6,101,257)
Net increase (decrease)	(115,104)	(150,411)	$ (2,539,539)	$ (5,476,596)
Class C
Shares sold	877,429	311,882	$ 17,346,606	$ 11,372,831
Shares redeemed	(567,911)	(559,180)	(12,102,759)	(20,004,404)
Net increase (decrease)	309,518	(247,298)	$ 5,243,847	$ (8,631,573)
Gold
Shares sold	32,449,288	22,313,552	$ 718,341,081	$ 848,495,476
Shares redeemed	(50,439,253)	(32,795,078)	(1,182,529,714)	(1,225,752,483)
Net increase (decrease)	(17,989,965)	(10,481,526)	$ (464,188,633)	$ (377,257,007)
Institutional Class
Shares sold	2,126,861	1,354,134	$ 46,661,254	$ 51,488,741
Shares redeemed	(1,494,359)	(849,045)	(32,364,497)	(31,583,828)
Net increase (decrease)	632,502	505,089	$ 14,296,757	$ 19,904,913

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Materials Portfolio A	20.80%	28.22%	12.66%

A Prior to October 1, 2006, Materials Portfolio was named Industrial Materials Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Tobias Welo, Portfolio Manager of Materials Portfolio: For the year, the fund's Retail Class shares returned 20.80%, trailing the 24.53% advance of the MSCI® U.S. IMI Materials 25-50 Index and also lagging the S&P 500®. Versus the broader market, extreme weakness in gold and other precious metals weighed on the materials sector, while diversified chemicals and specialty chemicals were some of the stronger groups in the MSCI index. The fund's performance versus the MSCI index was held back the most by avoiding two large, strong-performing benchmark constituents, DuPont and Dow Chemical, for nearly the entire period. Both stocks were sold from the fund early in April. Gold miner Goldcorp, based in Canada, also was a significant detractor. Amid a sizable decline in the price of gold and rising exploration and production costs, I sold Goldcorp. Further weighing on our results was commodity chemicals manufacturer Axiall. Coal miner Peabody Energy worked against us as well. Goldcorp and Peabody Energy were not in the index. On the positive side, largely avoiding gold miner and index stock Newmont Mining, which I sold, made this stock easily the fund's largest relative contributor. Within the diversified metals & mining segment, not owning copper producer Freeport-McMoRan Copper & Gold, another index component, worked in our favor, as demand in this market remained lackluster. Positioning in the fertilizers & agricultural chemicals group also aided performance versus the MSCI index. The main performance boost from this group came from not owning weak-performing index stock Mosaic, a phosphate producer. Meanwhile, positioning in CF Industries Holdings, primarily a manufacturer of nitrogen fertilizer products, paid off for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Class A	1.08%
Actual		$ 1,000.00	$ 1,152.50	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class T	1.39%
Actual		$ 1,000.00	$ 1,150.80	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 6.95
Class B	1.91%
Actual		$ 1,000.00	$ 1,147.80	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.84%
Actual		$ 1,000.00	$ 1,148.30	$ 9.80
HypotheticalA		$ 1,000.00	$ 1,015.67	$ 9.20
Materials	.81%
Actual		$ 1,000.00	$ 1,154.10	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,154.10	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	9.4	9.8
LyondellBasell Industries NV Class A	6.8	6.0
Praxair, Inc.	5.6	6.1
FMC Corp.	5.4	4.8
Eastman Chemical Co.	4.9	4.5
CF Industries Holdings, Inc.	4.4	1.5
Vulcan Materials Co.	3.9	2.9
Rock-Tenn Co. Class A	3.6	3.2
International Paper Co.	3.6	3.9
W.R. Grace & Co.	3.2	2.6
	50.8
Top Industries (% of fund's net assets)
As of February 28, 2014
Chemicals	69.7%
Containers & Packaging	9.8%
Metals & Mining	6.9%
Construction Materials	5.7%
Paper & Forest Products	4.7%
All Others*	3.2%

As of August 31, 2013
Chemicals	67.1%
Containers & Packaging	10.3%
Metals & Mining	9.7%
Paper & Forest Products	4.7%
Construction Materials	4.4%
All Others*	3.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Materials Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CHEMICALS - 69.7%
Commodity Chemicals - 11.7%
Axiall Corp.	1,153,057	$ 46,664,217
Cabot Corp.	968,987	52,460,956
LyondellBasell Industries NV Class A	1,586,496	139,738,568
Methanex Corp.	29,500	2,067,371
		240,931,112
Diversified Chemicals - 11.5%
Eastman Chemical Co.	1,144,130	100,031,286
FMC Corp.	1,449,536	111,875,188
Lanxess AG	144,255	10,708,414
Olin Corp. (d)	564,517	14,784,700
		237,399,588
Fertilizers & Agricultural Chemicals - 16.9%
CF Industries Holdings, Inc.	360,262	90,389,736
Intrepid Potash, Inc. (a)(d)	719,334	10,653,337
Monsanto Co.	1,753,830	192,956,376
Potash Corp. of Saskatchewan, Inc. (d)	1,647,520	54,456,093
		348,455,542
Industrial Gases - 7.4%
Airgas, Inc.	345,096	37,201,349
Praxair, Inc.	886,374	115,556,578
		152,757,927
Specialty Chemicals - 22.2%
Ashland, Inc.	294,815	27,821,692
Celanese Corp. Class A	500,993	26,748,016
Chemtura Corp. (a)	635,609	15,731,323
Cytec Industries, Inc.	308,814	29,235,421
Ecolab, Inc.	506,820	54,609,855
Ferro Corp. (a)	119,604	1,569,204
H.B. Fuller Co.	235,851	11,434,056
Innospec, Inc.	175,792	7,648,710
NewMarket Corp.	85,676	31,671,847
PPG Industries, Inc.	234,483	46,385,427
Royal DSM NV	245,999	15,719,579
RPM International, Inc.	411,449	17,223,255
Sherwin-Williams Co.	289,154	57,969,594
Sigma Aldrich Corp.	528,721	49,916,550
W.R. Grace & Co. (a)	646,640	65,530,498
		459,215,027
TOTAL CHEMICALS		1,438,759,196
CONSTRUCTION MATERIALS - 5.7%
Construction Materials - 5.7%
Eagle Materials, Inc.	426,955	37,742,822
Vulcan Materials Co.	1,163,835	79,059,312
		116,802,134

	Shares	Value
CONTAINERS & PACKAGING - 9.8%
Metal & Glass Containers - 2.7%
Aptargroup, Inc.	464,324	$ 30,724,319
Silgan Holdings, Inc.	495,965	23,910,473
		54,634,792
Paper Packaging - 7.1%
Graphic Packaging Holding Co. (a)	5,033,595	51,544,013
MeadWestvaco Corp.	590,966	22,119,857
Rock-Tenn Co. Class A	659,271	73,587,829
		147,251,699
TOTAL CONTAINERS & PACKAGING		201,886,491
METALS & MINING - 6.9%
Diversified Metals & Mining - 1.4%
Copper Mountain Mining Corp. (a)	4,161,827	8,268,779
First Quantum Minerals Ltd.	1,065,500	20,669,141
		28,937,920
Gold - 1.6%
Franco-Nevada Corp.	199,900	10,216,148
Royal Gold, Inc.	339,504	23,327,320
		33,543,468
Steel - 3.9%
Carpenter Technology Corp.	578,733	34,232,057
Haynes International, Inc.	53,562	2,652,926
Reliance Steel & Aluminum Co.	479,827	33,242,415
Worthington Industries, Inc.	256,272	10,215,002
		80,342,400
TOTAL METALS & MINING		142,823,788
OIL, GAS & CONSUMABLE FUELS - 2.3%
Coal & Consumable Fuels - 2.3%
Peabody Energy Corp.	2,685,037	47,149,250
PAPER & FOREST PRODUCTS - 4.7%
Forest Products - 0.3%
Boise Cascade Co.	242,804	7,184,570
Paper Products - 4.4%
International Paper Co.	1,504,502	73,555,103
P.H. Glatfelter Co.	568,979	17,268,513
		90,823,616
TOTAL PAPER & FOREST PRODUCTS		98,008,186
TOTAL COMMON STOCKS (Cost $1,492,773,571)		2,045,429,045
Convertible Bonds - 0.4%
	Principal Amount	Value
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Aspen Aerogels, Inc. 8% 6/1/14 (e) (Cost $7,861,200)	$ 7,861,200	$ 7,861,200
Money Market Funds - 3.6%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	8,860,056	8,860,056
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	64,829,475	64,829,475
TOTAL MONEY MARKET FUNDS (Cost $73,689,531)		73,689,531
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,574,324,302)		2,126,979,776
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(63,524,892)
NET ASSETS - 100%		$ 2,063,454,884
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,861,200 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 7,861,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 34,198
Fidelity Securities Lending Cash Central Fund	215,485
Total	$ 249,683
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,045,429,045	$ 2,045,429,045	$ -	$ -
Convertible Bonds	7,861,200	-	-	7,861,200
Money Market Funds	73,689,531	73,689,531	-	-
Total Investments in Securities:	$ 2,126,979,776	$ 2,119,118,576	$ -	$ 7,861,200
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.3%
Netherlands	7.6%
Canada	4.6%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $61,977,734) - See accompanying schedule: Unaffiliated issuers (cost $1,500,634,771)	$ 2,053,290,245
Fidelity Central Funds (cost $73,689,531)	73,689,531
Total Investments (cost $1,574,324,302)		$ 2,126,979,776
Receivable for fund shares sold		3,007,999
Dividends receivable		3,234,090
Interest receivable		1,894,269
Distributions receivable from Fidelity Central Funds		10,136
Prepaid expenses		9,111
Other receivables		34,983
Total assets		2,135,170,364

Liabilities
Payable for investments purchased	$ 2,070,473
Payable for fund shares redeemed	3,233,447
Accrued management fee	913,718
Distribution and service plan fees payable	177,975
Other affiliated payables	392,628
Other payables and accrued expenses	97,764
Collateral on securities loaned, at value	64,829,475
Total liabilities		71,715,480

Net Assets		$ 2,063,454,884
Net Assets consist of:
Paid in capital		$ 1,461,775,897
Distributions in excess of net investment income		(815,927)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		49,842,108
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		552,652,806
Net Assets		$ 2,063,454,884

Statement of Assets and Liabilities - continued

February 28, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($336,776,673 ÷ 3,895,161 shares)	$ 86.46

Maximum offering price per share (100/94.25 of $86.46)	$ 91.73
Class T: Net Asset Value and redemption price per share ($45,222,606 ÷ 525,895 shares)	$ 85.99

Maximum offering price per share (100/96.50 of $85.99)	$ 89.11
Class B: Net Asset Value and offering price per share ($8,671,300 ÷ 102,467 shares)A	$ 84.63

Class C: Net Asset Value and offering price per share ($106,879,410 ÷ 1,266,692 shares)A	$ 84.38

Materials: Net Asset Value, offering price and redemption price per share ($1,231,942,391 ÷ 14,191,659 shares)	$ 86.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($333,962,504 ÷ 3,853,549 shares)	$ 86.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 26,740,023
Interest		793,734
Income from Fidelity Central Funds		249,683
Total income		27,783,440

Expenses
Management fee	$ 9,962,330
Transfer agent fees	4,003,115
Distribution and service plan fees	1,856,070
Accounting and security lending fees	557,577
Custodian fees and expenses	37,485
Independent trustees' compensation	34,172
Registration fees	190,648
Audit	48,214
Legal	28,005
Miscellaneous	19,389
Total expenses before reductions	16,737,005
Expense reductions	(83,637)	16,653,368
Net investment income (loss)		11,130,072
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	105,183,777
Foreign currency transactions	(3,123)
Futures contracts	702,685
Total net realized gain (loss)		105,883,339
Change in net unrealized appreciation (depreciation) on: Investment securities	227,782,826
Assets and liabilities in foreign currencies	315
Futures contracts	(417,650)
Total change in net unrealized appreciation (depreciation)		227,365,491
Net gain (loss)		333,248,830
Net increase (decrease) in net assets resulting from operations		$ 344,378,902

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,130,072	$ 17,162,906
Net realized gain (loss)	105,883,339	19,850,674
Change in net unrealized appreciation (depreciation)	227,365,491	92,211,838
Net increase (decrease) in net assets resulting from operations	344,378,902	129,225,418
Distributions to shareholders from net investment income	(9,652,596)	(15,064,080)
Distributions to shareholders from net realized gain	(36,877,810)	(31,892,999)
Total distributions	(46,530,406)	(46,957,079)
Share transactions - net increase (decrease)	29,379,358	219,532,050
Redemption fees	36,980	63,898
Total increase (decrease) in net assets	327,264,834	301,864,287

Net Assets
Beginning of period	1,736,190,050	1,434,325,763
End of period (including distributions in excess of net investment income of $815,927 and undistributed net investment income of $1,139,006, respectively)	$ 2,063,454,884	$ 1,736,190,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.44	$ 69.23	$ 69.96	$ 52.54	$ 27.65
Income from Investment Operations
Net investment income (loss) C	.36	.70	.40	1.08 F	.30 G
Net realized and unrealized gain (loss)	14.56	5.69	(.35)	17.40	24.90
Total from investment operations	14.92	6.39	.05	18.48	25.20
Distributions from net investment income	(.30)	(.63)	(.40)	(1.06)	(.32)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	(.01)	-
Total distributions	(1.90)	(2.18)	(.78)	(1.07)	(.32)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 86.46	$ 73.44	$ 69.23	$ 69.96	$ 52.54
Total Return A, B	20.46%	9.40%	.21%	35.33%	91.25%
Ratios to Average Net Assets D, H
Expenses before reductions	1.10%	1.13%	1.13%	1.16%	1.23%
Expenses net of fee waivers, if any	1.10%	1.13%	1.13%	1.16%	1.23%
Expenses net of all reductions	1.09%	1.12%	1.13%	1.15%	1.22%
Net investment income (loss)	.45%	1.02%	.61%	1.81% F	.65% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 336,777	$ 219,627	$ 157,781	$ 124,160	$ 52,352
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .43%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.05	$ 68.91	$ 69.68	$ 52.35	$ 27.56
Income from Investment Operations
Net investment income (loss) C	.12	.50	.21	.90 F	.16 G
Net realized and unrealized gain (loss)	14.48	5.66	(.35)	17.34	24.81
Total from investment operations	14.60	6.16	(.14)	18.24	24.97
Distributions from net investment income	(.06)	(.46)	(.25)	(.92)	(.19)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	-	-
Total distributions	(1.66)	(2.02) L	(.63)	(.92)	(.19)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 85.99	$ 73.05	$ 68.91	$ 69.68	$ 52.35
Total Return A, B	20.10%	9.10%	(.09)%	34.98%	90.70%
Ratios to Average Net Assets D, H
Expenses before reductions	1.40%	1.42%	1.42%	1.44%	1.52%
Expenses net of fee waivers, if any	1.40%	1.42%	1.42%	1.44%	1.52%
Expenses net of all reductions	1.39%	1.41%	1.41%	1.43%	1.51%
Net investment income (loss)	.15%	.73%	.33%	1.54% F	.35% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,223	$ 37,860	$ 28,290	$ 25,570	$ 14,712
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share. LTotal distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 72.21	$ 68.13	$ 68.95	$ 51.86	$ 27.35
Income from Investment Operations
Net investment income (loss) C	(.28)	.16	(.11)	.60 F	(.07) G
Net realized and unrealized gain (loss)	14.28	5.57	(.33)	17.13	24.61
Total from investment operations	14.00	5.73	(.44)	17.73	24.54
Distributions from net investment income	-	(.10)	-	(.65)	(.04)
Distributions from net realized gain	(1.58)	(1.55)	(.38)	-	-
Total distributions	(1.58)	(1.65)	(.38)	(.65)	(.04)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 84.63	$ 72.21	$ 68.13	$ 68.95	$ 51.86
Total Return A, B	19.50%	8.55%	(.57)%	34.29%	89.79%
Ratios to Average Net Assets D, H
Expenses before reductions	1.90%	1.92%	1.91%	1.93%	2.02%
Expenses net of fee waivers, if any	1.90%	1.92%	1.91%	1.93%	2.02%
Expenses net of all reductions	1.90%	1.91%	1.91%	1.92%	2.01%
Net investment income (loss)	(.36)%	.24%	(.17)%	1.04% F	(.15)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,671	$ 10,218	$ 11,040	$ 13,507	$ 9,538
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2014	2013	2012 J	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 71.96	$ 67.98	$ 68.78	$ 51.79	$ 27.31
Income from Investment Operations
Net investment income (loss) C	(.23)	.18	(.10)	.61 F	(.06) G
Net realized and unrealized gain (loss)	14.23	5.55	(.32)	17.09	24.57
Total from investment operations	14.00	5.73	(.42)	17.70	24.51
Distributions from net investment income	-	(.20)	-	(.72)	(.04)
Distributions from net realized gain	(1.58)	(1.55)	(.38)	-	-
Total distributions	(1.58)	(1.75)	(.38)	(.72)	(.04)
Redemption fees added to paid in capital C	- K	- K	- K	.01	.01
Net asset value, end of period	$ 84.38	$ 71.96	$ 67.98	$ 68.78	$ 51.79
Total Return A, B	19.56%	8.58%	(.55)%	34.29%	89.82%
Ratios to Average Net Assets D, H
Expenses before reductions	1.85%	1.89%	1.89%	1.93%	2.01%
Expenses net of fee waivers, if any	1.85%	1.89%	1.89%	1.93%	2.01%
Expenses net of all reductions	1.84%	1.88%	1.89%	1.92%	2.00%
Net investment income (loss)	(.30)%	.26%	(.15)%	1.04% F	(.13)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,879	$ 75,007	$ 58,296	$ 46,525	$ 20,469
Portfolio turnover rate E	53%	61%	94%	87%	104% I

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2014	2013	2012 I	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.68	$ 69.41	$ 70.11	$ 52.61	$ 27.66
Income from Investment Operations
Net investment income (loss) B	.58	.90	.60	1.25 E	.43 F
Net realized and unrealized gain (loss)	14.63	5.71	(.37)	17.43	24.91
Total from investment operations	15.21	6.61	.23	18.68	25.34
Distributions from net investment income	(.48)	(.79)	(.55)	(1.16)	(.40)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	(.03)	-
Total distributions	(2.08)	(2.34)	(.93)	(1.19)	(.40)
Redemption fees added to paid in capital B	- J	- J	- J	.01	.01
Net asset value, end of period	$ 86.81	$ 73.68	$ 69.41	$ 70.11	$ 52.61
Total Return A	20.80%	9.71%	.49%	35.70%	91.77%
Ratios to Average Net Assets C, G
Expenses before reductions	.82%	.85%	.85%	.88%	.96%
Expenses net of fee waivers, if any	.82%	.85%	.85%	.88%	.96%
Expenses net of all reductions	.82%	.84%	.84%	.87%	.94%
Net investment income (loss)	.73%	1.30%	.90%	2.10% E	.92% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,231,942	$ 1,146,782	$ 1,089,619	$ 1,195,371	$ 604,475
Portfolio turnover rate D	53%	61%	94%	87%	104% H

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HThe portfolio turnover rate does not include the assets acquired in the merger. IFor the year ended February 29. JAmount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2014	2013	2012 I	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 73.57	$ 69.35	$ 70.05	$ 52.58	$ 27.66
Income from Investment Operations
Net investment income (loss) B	.59	.90	.60	1.28 E	.46 F
Net realized and unrealized gain (loss)	14.60	5.70	(.36)	17.40	24.89
Total from investment operations	15.19	6.60	.24	18.68	25.35
Distributions from net investment income	(.50)	(.83)	(.56)	(1.19)	(.44)
Distributions from net realized gain	(1.60)	(1.55)	(.38)	(.03)	-
Total distributions	(2.10)	(2.38)	(.94)	(1.22)	(.44)
Redemption fees added to paid in capital B	- J	- J	- J	.01	.01
Net asset value, end of period	$ 86.66	$ 73.57	$ 69.35	$ 70.05	$ 52.58
Total Return A	20.81%	9.71%	.50%	35.73%	91.79%
Ratios to Average Net Assets C, G
Expenses before reductions	.81%	.85%	.84%	.86%	.94%
Expenses net of fee waivers, if any	.81%	.85%	.84%	.86%	.94%
Expenses net of all reductions	.81%	.84%	.83%	.85%	.93%
Net investment income (loss)	.74%	1.30%	.91%	2.11% E	.94% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 333,963	$ 246,696	$ 89,299	$ 85,130	$ 13,670
Portfolio turnover rate D	53%	61%	94%	87%	104% H

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HThe portfolio turnover rate does not include the assets acquired in the merger. IFor the year ended February 29. JAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), original issue discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 569,706,695
Gross unrealized depreciation	(24,615,148)
Net unrealized appreciation (depreciation) on securities and other investments	$ 545,091,547

Tax Cost	$ 1,581,888,229

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,483,951
Undistributed long-term capital gain	$ 56,642,887
Net unrealized appreciation (depreciation)	$ 545,088,879

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 10,087,395	$ 15,064,080
Long-term Capital Gains	36,443,011	31,892,999
Total	$ 46,530,406	$ 46,957,079

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Fiscal year of expiration:
2017	$ (1,422,248)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (2,526,023)

The Fund acquired $2,526,023 of capital loss carryforwards as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $702,685 and a change in net unrealized appreciation (depreciation) of $(417,650) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $974,328,461 and $946,309,029, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 668,160	$ 11,911
Class T	.25%	.25%	197,474	1,042
Class B	.75%	.25%	90,429	68,170
Class C	.75%	.25%	900,007	325,396
			$ 1,856,070	$ 406,519

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 166,569
Class T	13,304
Class B*	19,379
Class C*	16,753
$ 216,005

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

% of Average Net Assets
Class A	$ 648,808.24
Class T	115,141.29
Class B	27,231.30
Class C	218,786.24
Materials	2,491,421.22
Institutional Class	501,728.21
$ 4,003,115

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,613 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,473 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $215,485. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $76,091 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $122.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $7,424.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014	2013
From net investment income
Class A	$ 1,076,918	$ 1,631,593
Class T	29,833	221,281
Class B	-	14,451
Class C	-	183,511
Materials	6,872,385	11,420,509
Institutional Class	1,673,460	1,592,735
Total	$ 9,652,596	$ 15,064,080
From net realized gain
Class A	$ 5,762,988	$ 3,967,803
Class T	809,850	717,303
Class B	165,553	228,009
Class C	1,915,182	1,411,838
Materials	22,724,072	22,783,457
Institutional Class	5,500,165	2,784,589
Total	$ 36,877,810	$ 31,892,999

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014	2013	2014	2013
Class A
Shares sold	1,797,224	1,611,922	$ 142,257,752	$ 112,576,195
Reinvestment of distributions	72,401	68,775	5,951,034	4,804,595
Shares redeemed	(965,142)	(969,159)	(75,392,440)	(66,285,158)
Net increase (decrease)	904,483	711,538	$ 72,816,346	$ 51,095,632
Class T
Shares sold	170,035	205,283	$ 13,444,901	$ 14,234,477
Reinvestment of distributions	9,678	12,892	792,607	896,667
Shares redeemed	(172,106)	(110,407)	(13,187,903)	(7,498,384)
Net increase (decrease)	7,607	107,768	$ 1,049,605	$ 7,632,760
Class B
Shares sold	7,873	21,997	$ 603,147	$ 1,493,049
Reinvestment of distributions	1,836	3,022	148,096	207,121
Shares redeemed	(48,755)	(45,545)	(3,688,524)	(3,081,508)
Net increase (decrease)	(39,046)	(20,526)	$ (2,937,281)	$ (1,381,338)
Class C
Shares sold	450,706	423,105	$ 34,616,884	$ 29,248,360
Reinvestment of distributions	19,891	19,249	1,600,154	1,317,196
Shares redeemed	(246,286)	(257,585)	(18,989,979)	(17,263,032)
Net increase (decrease)	224,311	184,769	$ 17,227,059	$ 13,302,524
Materials
Shares sold	3,222,449	5,306,846	$ 254,476,294	$ 372,534,797
Reinvestment of distributions	341,183	464,930	28,082,183	32,543,457
Shares redeemed	(4,936,489)	(5,905,812)	(386,209,902)	(406,043,890)
Net increase (decrease)	(1,372,857)	(134,036)	$ (103,651,425)	$ (965,636)
Institutional Class
Shares sold	2,646,562	2,986,457	$ 209,408,784	$ 212,651,449
Reinvestment of distributions	73,103	54,139	6,019,071	3,797,777
Shares redeemed	(2,219,316)	(975,090)	(170,552,801)	(66,601,118)
Net increase (decrease)	500,349	2,065,506	$ 44,875,054	$ 149,848,108

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio and Materials Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial positions of Chemicals Portfolio, Gold Portfolio and Materials Portfolio (funds of Fidelity Select Portfolios) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 17, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Chemicals Portfolio	04/14/14	04/11/14	$0.220	$3.110
Gold Portfolio	04/14/14	04/11/14	$0.000	$0.000
Materials Portfolio	04/14/14	04/11/14	$0.118	$2.337

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$51,351,367
Materials Portfolio	$93,576,128

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2013	December 2013
Chemicals Portfolio	58%	65%
Materials Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2013	December 2013
Chemicals Portfolio	64%	73%
Materials Portfolio	100%	100%

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
Ned C. Lautenbach	# of Votes	% of Votes
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between Chemicals Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	600,773,276.46	85.043
Against	29,286,169.06	4.146
Abstain	34,902,434.23	4.941
Broker Non-Vote	41,473,452.59	5.870
TOTAL	706,435,332.34	100.000
PROPOSAL 2
To approve a management contract between Gold Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	1,324,132,405.74	82.001
Against	87,695,443.27	5.431
Abstain	81,563,532.56	5.051
Broker Non-Vote	121,395,496.57	7.517
TOTAL	1,614,786,878.14	100.000
PROPOSAL 2
To approve a management contract between Materials Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	782,680,671.91	69.186
Against	33,398,286.37	2.953
Abstain	38,711,653.50	3.421
Broker Non-Vote	276,491,097.39	24.440
TOTAL	1,131,281,709.17	100.000
PROPOSAL 3

For Chemicals Portfolio, a shareholder proposal requesting that the Board of Trustees institute "Procedures to prevent holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity."B

	# of Votes	% of Votes
Affirmative	200,053,273.64	28.319
Against	426,082,436.76	60.315
Abstain	38,826,169.26	5.496
Broker Non-Vote	41,473,452.68	5.870
TOTAL	706,435,332.34	100.000
A Denotes trust-wide proposal and voting results.
B Proposal was not approved by shareholders.

Annual Report

Fidelity®

Select Portfolios®

Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

Electronics Portfolio

IT Services Portfolio

Software and Computer Services Portfolio

Technology Portfolio

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Communications Equipment Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Computers Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Electronics Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
IT Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Software and Computer Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Technology Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Communications Equipment Portfolio	.86%
Actual		$ 1,000.00	$ 1,198.50	$ 4.69
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31
Computers Portfolio	.81%
Actual		$ 1,000.00	$ 1,143.90	$ 4.31
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Electronics Portfolio	.81%
Actual		$ 1,000.00	$ 1,234.40	$ 4.49
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
IT Services Portfolio	.83%
Actual		$ 1,000.00	$ 1,223.00	$ 4.57
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Software and Computer Services Portfolio	.78%
Actual		$ 1,000.00	$ 1,278.00	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Technology Portfolio	.79%
Actual		$ 1,000.00	$ 1,223.60	$ 4.36
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio A	29.41%	24.33%	4.68%

A Prior to October 1, 2006, Communications Equipment Portfolio was named Developing Communications Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain. Data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Ali Khan, Portfolio Manager of Communications Equipment Portfolio: For the year, the fund returned 29.41%, easily eclipsing the 26.23% gain of the S&P® Custom Communications Equipment Index and also topping the S&P 500®. Versus the broader market, the communications equipment group benefited from a cyclical rebound in the shares of companies supplying gear to telecom services providers. Solid stock picking enabled the fund to fare quite well versus its industry benchmark during the reporting period. The largest relative contributor was Aruba Networks, a provider of network access solutions for mobile enterprise networks. Two other noteworthy contributors were French communications equipment provider Alcatel-Lucent and optical networking equipment maker Infinera. Conversely, a sizable underweighting in Finland-based wireless handset maker Nokia, a key index component, was by far the fund's largest relative detractor. Nokia's stock posted a significant gain, most of which occurred in September, the month Microsoft announced plans to buy the company's handset business and license many of its patents in a deal valued at $7.2 billion. Not enough exposure to strong-performing index constituent Harris, which primarily serves the communications needs of governments, also worked against the fund. In July, I sold the fund's underweighted stake here for a profit but missed the stock's subsequent gains. Additionally, network equipment supplier Cisco Systems was a relative detractor. Cisco's shares declined in November after the firm's revenue came up short for its fiscal first quarter ending in October, and management shocked the market with extremely weak revenue guidance for the next quarter. I remained convinced that Cisco's problems were temporary. Consequently, I added to our modestly overweighted position here. The fund's cash position further dampened its gain.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Communications Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	17.7	20.9
QUALCOMM, Inc.	16.5	15.6
Nokia Corp. sponsored ADR	4.9	2.9
Juniper Networks, Inc.	4.8	5.2
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.6	4.4
F5 Networks, Inc.	4.0	4.3
Alcatel-Lucent SA sponsored ADR	4.0	3.0
Riverbed Technology, Inc.	3.0	2.3
Motorola Solutions, Inc.	2.6	3.0
Polycom, Inc.	2.5	2.4
	64.6
Top Industries (% of fund's net assets)
As of February 28, 2014
Communications Equipment	83.0%
Semiconductors & Semiconductor Equipment	4.0%
Software	3.3%
Computers & Peripherals	2.9%
Internet Software & Services	2.4%
All Others*	4.4%

As of August 31, 2013
Communications Equipment	81.8%
Semiconductors & Semiconductor Equipment	2.9%
Computers & Peripherals	2.7%
IT Services	1.7%
Electronic Equipment & Components	1.5%
All Others*	9.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Communications Equipment Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 83.0%
Communications Equipment - 83.0%
ADVA Optical Networking SE (a)	347,329	$ 1,692,346
Alcatel-Lucent SA sponsored ADR (d)	3,218,143	13,773,652
Aruba Networks, Inc. (a)(d)	242,523	4,974,147
BlackBerry Ltd. (a)(d)	765,900	7,659,000
Brocade Communications Systems, Inc. (a)	318,641	3,049,394
Calix Networks, Inc. (a)	81,100	644,745
Cisco Systems, Inc.	2,818,876	61,451,496
Comtech Telecommunications Corp.	41,900	1,341,219
F5 Networks, Inc. (a)	123,935	13,922,858
Infinera Corp. (a)(d)	185,400	1,542,528
InterDigital, Inc.	78,100	2,382,050
Ixia (a)	127,200	1,572,192
JDS Uniphase Corp. (a)	246,600	3,398,148
Juniper Networks, Inc. (a)	620,412	16,589,817
Motorola Solutions, Inc.	139,181	9,213,782
NETGEAR, Inc. (a)	119,750	4,093,055
Nokia Corp. sponsored ADR (a)	2,273,320	17,231,766
Oclaro, Inc. (a)	117,700	331,914
Palo Alto Networks, Inc. (a)	105,900	7,534,785
Plantronics, Inc.	176,500	7,833,070
Polycom, Inc. (a)	643,063	8,591,322
QUALCOMM, Inc.	759,419	57,176,657
Radware Ltd. (a)	341,600	5,998,496
Riverbed Technology, Inc. (a)	462,442	10,303,208
Sonus Networks, Inc. (a)	1,084,700	4,045,931
Spirent Communications PLC	1,067,700	1,877,313
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	1,249,980	16,137,242
ViaSat, Inc. (a)	40,596	2,708,159
Wi-Lan, Inc. (d)	405,400	1,255,777
		288,326,069
COMPUTERS & PERIPHERALS - 2.9%
Computer Hardware - 1.6%
Apple, Inc.	9,100	4,788,784
Super Micro Computer, Inc. (a)	32,800	662,232
		5,451,016
Computer Storage & Peripherals - 1.3%
EMC Corp.	99,500	2,623,815
QLogic Corp. (a)	185,600	2,119,552
		4,743,367
TOTAL COMPUTERS & PERIPHERALS		10,194,383
ELECTRONIC EQUIPMENT & COMPONENTS - 0.7%
Electronic Manufacturing Services - 0.3%
Jabil Circuit, Inc.	49,800	921,798

	Shares	Value
Technology Distributors - 0.4%
Arrow Electronics, Inc. (a)	26,000	$ 1,472,380
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		2,394,178
HEALTH CARE TECHNOLOGY - 0.3%
Health Care Technology - 0.3%
Vocera Communications, Inc. (a)	60,300	1,026,306
INTERNET SOFTWARE & SERVICES - 2.4%
Internet Software & Services - 2.4%
Equinix, Inc. (a)	10,300	1,956,588
Google, Inc. Class A (a)	4,700	5,713,555
Rackspace Hosting, Inc. (a)	14,900	547,873
		8,218,016
IT SERVICES - 1.2%
IT Consulting & Other Services - 1.2%
Amdocs Ltd.	94,600	4,207,808
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Semiconductors - 4.0%
Altera Corp.	205,700	7,468,967
Broadcom Corp. Class A	159,900	4,752,228
Semtech Corp. (a)	75,100	1,873,745
		14,094,940
SOFTWARE - 3.3%
Application Software - 0.9%
BroadSoft, Inc. (a)	27,900	837,279
Citrix Systems, Inc. (a)	35,600	2,137,780
		2,975,059
Systems Software - 2.4%
Infoblox, Inc. (a)	112,400	2,594,192
Oracle Corp.	68,600	2,682,946
Rovi Corp. (a)	51,500	1,279,260
Symantec Corp.	84,500	1,815,060
		8,371,458
TOTAL SOFTWARE		11,346,517
TOTAL COMMON STOCKS (Cost $310,753,642)		339,808,217
Money Market Funds - 6.3%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	6,437,325	$ 6,437,325
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	15,341,294	15,341,294
TOTAL MONEY MARKET FUNDS (Cost $21,778,619)		21,778,619
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $332,532,261)		361,586,836
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(14,241,770)
NET ASSETS - 100%		$ 347,345,066
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,077
Fidelity Securities Lending Cash Central Fund	300,921
Total	$ 310,998
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	81.2%
Finland	4.9%
Sweden	4.6%
France	4.0%
Canada	2.6%
Israel	1.7%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014 (Unaudited)

Assets
Investment in securities, at value securities loaned of $14,420,526 - See accompanying schedule: Unaffiliated issuers (cost $310,753,642)	$ 339,808,217
Fidelity Central Funds (cost $21,778,619)	21,778,619
Total Investments (cost $332,532,261)		$ 361,586,836
Receivable for investments sold		3,652,910
Receivable for fund shares sold		214,383
Dividends receivable		71,814
Distributions receivable from Fidelity Central Funds		3,374
Prepaid expenses		1,613
Other receivables		10,652
Total assets		365,541,582

Liabilities
Payable for investments purchased	$ 2,039,721
Payable for fund shares redeemed	567,068
Accrued management fee	150,235
Other affiliated payables	66,954
Other payables and accrued expenses	31,244
Collateral on securities loaned, at value	15,341,294
Total liabilities		18,196,516

Net Assets		$ 347,345,066
Net Assets consist of:
Paid in capital		$ 324,861,567
Undistributed net investment income		34,132
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,605,589)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		29,054,956
Net Assets, for 11,119,754 shares outstanding		$ 347,345,066
Net Asset Value, offering price and redemption price per share ($347,345,066 ÷ 11,119,754 shares)		$ 31.24

Statement of Operations

	Year ended February 28, 2014 (Unaudited)

Investment Income
Dividends		$ 4,344,403
Income from Fidelity Central Funds (including $300,921 from security lending)		310,998
Total income		4,655,401

Expenses
Management fee	$ 1,617,923
Transfer agent fees	749,530
Accounting and security lending fees	118,883
Custodian fees and expenses	115,517
Independent trustees' compensation	5,594
Registration fees	23,224
Audit	39,419
Legal	7,368
Interest	1,559
Miscellaneous	3,148
Total expenses before reductions	2,682,165
Expense reductions	(35,768)	2,646,397
		2,009,004
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	40,148,753
Foreign currency transactions	(1,585)
Total net realized gain (loss)		40,147,168
Change in net unrealized appreciation (depreciation) on: Investment securities	30,888,390
Assets and liabilities in foreign currencies	412
Total change in net unrealized appreciation (depreciation)		30,888,802
Net gain (loss)		71,035,970
Net increase (decrease) in net assets resulting from operations		$ 73,044,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014 (Unaudited)	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,009,004	$ 1,607,121
Net realized gain (loss)	40,147,168	16,260,891
Change in net unrealized appreciation (depreciation)	30,888,802	(20,632,050)
Net increase (decrease) in net assets resulting from operations	73,044,974	(2,764,038)
Distributions to shareholders from net investment income	(1,754,259)	(1,920,292)
Distributions to shareholders from return of capital	-	(253,959)
Total distributions	(1,754,259)	(2,174,251)
Share transactions Proceeds from sales of shares	174,276,179	167,243,187
Reinvestment of distributions	1,683,914	2,090,968
Cost of shares redeemed	(215,924,882)	(180,990,018)
Net increase (decrease) in net assets resulting from share transactions	(39,964,789)	(11,655,863)
Redemption fees	6,805	8,319
Total increase (decrease) in net assets	31,332,731	(16,585,833)

Net Assets
Beginning of period	316,012,335	332,598,168
End of period (including undistributed net investment income of $34,132 and distributions in excess of net investment income of $161, respectively)	$ 347,345,066	$ 316,012,335
Other Information Shares
Sold	6,118,023	7,302,222
Issued in reinvestment of distributions	59,126	91,852
Redeemed	(8,054,099)	(7,970,510)
Net increase (decrease)	(1,876,950)	(576,436)

Financial Highlights

Years ended February 28,	2014	2013	2012 H	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.31	$ 24.50	$ 29.60	$ 20.79	$ 10.72
Income from Investment Operations
Net investment income (loss) B	.18	.14 E, J	.03	(.10)	(.07) F
Net realized and unrealized gain (loss)	6.95	(.14) J	(5.10)	8.91	10.20
Total from investment operations	7.13	-	(5.07)	8.81	10.13
Distributions from net investment income	(.20)	(.17)	(.03)	-	(.06)
Distributions from return of capital	-	(.02)	-	-	-
Total distributions	(.20)	(.19)	(.03)	-	(.06)
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 31.24	$ 24.31	$ 24.50	$ 29.60	$ 20.79
Total Return A	29.41%	.07%	(17.13)%	42.38%	94.47%
Ratios to Average Net Assets C, G
Expenses before reductions	.92%	.93%	.90%	.91%	.97%
Expenses net of fee waivers, if any	.92%	.93%	.90%	.91%	.97%
Expenses net of all reductions	.90%	.89%	.89%	.90%	.95%
Net investment income (loss)	.69%	.61% E	.12%	(.43)%	(.41)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 347,345	$ 316,012	$ 332,598	$ 586,795	$ 336,910
Portfolio turnover rate D	65%	54%	91%	85%	143% K

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I Amount represents less than $.01 per share.

J Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been (.19)%.

K The portfolio turnover rate does not include the assets in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	27.13%	28.52%	8.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Christopher Lin, Portfolio Manager of Computers Portfolio: For the year, the fund returned 27.13%, lagging the 29.30% return of the S&P® Custom Computers & Peripherals Index but topping the S&P 500®. Versus the broader market, computer-related stocks were lifted by strength in the technology hardware, storage & peripherals group, which makes up the vast majority of the S&P® industry index. This strength was somewhat offset by the negative result of IT consulting & other services. Versus the industry benchmark, three of our four biggest detractors were strongly performing benchmark components in which the fund had a sizable underweighting or no position at all for much of the period. The fund's largest relative detractor was 3D Systems, a supplier of three-dimensional printing equipment and materials. While I believe three-dimensional printing is a legitimate technology, the valuations in this group were stratospheric, in my opinion, leaving little room for disappointment. Still, underweighting this stock hurt in the short term. In the semiconductor group, comparatively light exposure to touch-controller maker Synaptics worked against the fund, as did selling its negligible position in Immersion, a provider of haptic, or touch-based, technologies for digital devices. Further detracting was a non-benchmark stake in Taiwan-based TPK Holding, a manufacturer of touch-panels that I sold in August. Conversely, the fund's relative performance was boosted by not owning weak-performing index component OCZ Technology Group, which makes flash-based digital storage products and was the fund's top relative contributor. In the case of Fusion-io, another provider of flash memory technology, the fund owned a significantly underweighted position, which aided our results in relative terms. Lastly, I'll mention smartphone and tablet maker Apple, by far the fund's largest position. A modest underweighting here early in the period was timely, as was an overweighting later in the period, when the stock's performance improved.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Computers Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	20.7	19.6
IBM Corp.	10.9	12.1
EMC Corp.	8.5	7.4
Hewlett-Packard Co.	8.4	7.9
Western Digital Corp.	4.7	4.0
Seagate Technology	4.5	3.5
NetApp, Inc.	4.4	4.9
SanDisk Corp.	4.0	3.5
Electronics for Imaging, Inc.	3.8	2.7
Google, Inc. Class A	2.9	1.7
	72.8
Top Industries (% of fund's net assets)
As of February 28, 2014
Computers & Peripherals	75.0%
IT Services	15.0%
Internet Software & Services	6.7%
Electronic Equipment & Components	0.7%
Software	0.5%
All Others*	2.1%

As of August 31, 2013
Computers & Peripherals	79.4%
IT Services	15.7%
Internet Software & Services	1.7%
Electronic Equipment & Components	1.1%
Communications Equipment	0.1%
All Others*	2.0%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Computers Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.4%
Communications Equipment - 0.4%
QUALCOMM, Inc.	32,700	$ 2,461,983
COMPUTERS & PERIPHERALS - 75.0%
Computer Hardware - 38.9%
3D Systems Corp. (a)(d)	7,700	584,892
Apple, Inc.	266,964	140,487,136
Avid Technology, Inc. (a)	723,100	4,772,460
Cray, Inc. (a)	308,600	10,705,334
Diebold, Inc.	392,500	14,675,575
Hewlett-Packard Co.	1,910,805	57,094,853
NCR Corp. (a)	481,400	16,391,670
Silicon Graphics International Corp. (a)(d)	359,100	4,420,521
Super Micro Computer, Inc. (a)	771,700	15,580,623
		264,713,064
Computer Storage & Peripherals - 36.1%
Electronics for Imaging, Inc. (a)	580,515	25,890,969
EMC Corp.	2,201,178	58,045,064
Fusion-io, Inc. (a)(d)	142,400	1,562,128
Imation Corp. (a)	975,000	6,240,000
Intevac, Inc. (a)	781,990	5,888,385
Lexmark International, Inc. Class A (d)	289,200	12,186,888
NetApp, Inc.	743,760	30,055,342
Nimble Storage, Inc.	1,000	48,010
QLogic Corp. (a)	954,600	10,901,532
Quantum Corp. (a)	4,504,600	5,270,382
SanDisk Corp.	361,400	26,852,020
Seagate Technology	587,000	30,635,530
Western Digital Corp.	362,784	31,558,580
		245,134,830
TOTAL COMPUTERS & PERIPHERALS		509,847,894
ELECTRONIC EQUIPMENT & COMPONENTS - 0.7%
Electronic Components - 0.7%
Audience, Inc. (a)	44,702	523,907
InvenSense, Inc. (a)(d)	217,100	4,374,565
		4,898,472
Electronic Manufacturing Services - 0.0%
Jabil Circuit, Inc.	11,700	216,567
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		5,115,039
INTERNET SOFTWARE & SERVICES - 6.7%
Internet Software & Services - 6.7%
Facebook, Inc. Class A (a)	179,000	12,254,340

	Shares	Value
Google, Inc. Class A (a)	16,100	$ 19,571,965
Yahoo!, Inc. (a)	360,500	13,940,535
		45,766,840
IT SERVICES - 15.0%
IT Consulting & Other Services - 15.0%
Datalink Corp. (a)	673,000	9,832,530
IBM Corp.	398,648	73,817,650
Teradata Corp. (a)	391,957	17,998,665
		101,648,845
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
Semiconductors - 0.1%
Synaptics, Inc. (a)	5,600	364,224
SOFTWARE - 0.5%
Application Software - 0.5%
Nuance Communications, Inc. (a)	225,700	3,450,953
TOTAL COMMON STOCKS (Cost $513,723,573)		668,655,778
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.10% (b)	12,520,642	12,520,642
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	9,955,700	9,955,700
TOTAL MONEY MARKET FUNDS (Cost $22,476,342)		22,476,342
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $536,199,915)		691,132,120
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(11,809,457)
NET ASSETS - 100%		$ 679,322,663
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,819
Fidelity Securities Lending Cash Central Fund	327,959
Total	$ 337,778
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Novatel Wireless, Inc.	$ 3,909,971	$ 201,181	$ 4,157,799	$ -	$ -
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $9,446,563) - See accompanying schedule: Unaffiliated issuers (cost $513,723,573)	$ 668,655,778
Fidelity Central Funds (cost $22,476,342)	22,476,342
Total Investments (cost $536,199,915)		$ 691,132,120
Cash		18,610
Receivable for fund shares sold		107,571
Dividends receivable		579,256
Distributions receivable from Fidelity Central Funds		19,244
Prepaid expenses		3,683
Other receivables		164,476
Total assets		692,024,960

Liabilities
Payable for investments purchased	$ 69,731
Payable for fund shares redeemed	2,196,765
Accrued management fee	309,262
Other affiliated payables	134,100
Other payables and accrued expenses	36,739
Collateral on securities loaned, at value	9,955,700
Total liabilities		12,702,297

Net Assets		$ 679,322,663
Net Assets consist of:
Paid in capital		$ 529,928,553
Undistributed net investment income		1,186,326
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,642,517)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		154,850,301
Net Assets, for 9,002,304 shares outstanding		$ 679,322,663
Net Asset Value, offering price and redemption price per share ($679,322,663 ÷ 9,002,304 shares)		$ 75.46

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 11,088,028
Interest		1,755
Income from Fidelity Central Funds (including $327,959 from security lending)		337,778
Total income		11,427,561

Expenses
Management fee	$ 3,766,880
Transfer agent fees	1,451,177
Accounting and security lending fees	248,766
Custodian fees and expenses	21,948
Independent trustees' compensation	12,977
Registration fees	28,332
Audit	42,407
Legal	13,229
Interest	4,347
Miscellaneous	9,442
Total expenses before reductions	5,599,505
Expense reductions	(30,780)	5,568,725
Net investment income (loss)		5,858,836
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,556,404
Other affiliated issuers	(222,576)
Foreign currency transactions	(53,840)
Total net realized gain (loss)		31,279,988
Change in net unrealized appreciation (depreciation) on: Investment securities	122,770,477
Assets and liabilities in foreign currencies	(19,159)
Total change in net unrealized appreciation (depreciation)		122,751,318
Net gain (loss)		154,031,306
Net increase (decrease) in net assets resulting from operations		$ 159,890,142

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,858,836	$ 2,193,502
Net realized gain (loss)	31,279,988	71,793,949
Change in net unrealized appreciation (depreciation)	122,751,318	(84,879,582)
Net increase (decrease) in net assets resulting from operations	159,890,142	(10,892,131)
Distributions to shareholders from net investment income	(5,025,394)	(1,409,664)
Distributions to shareholders from net realized gain	(50,138,396)	-
Total distributions	(55,163,790)	(1,409,664)
Share transactions Proceeds from sales of shares	187,959,145	291,353,775
Reinvestment of distributions	53,769,152	1,367,084
Cost of shares redeemed	(354,252,067)	(352,076,506)
Net increase (decrease) in net assets resulting from share transactions	(112,523,770)	(59,355,647)
Redemption fees	15,549	48,976
Total increase (decrease) in net assets	(7,781,869)	(71,608,466)

Net Assets
Beginning of period	687,104,532	758,712,998
End of period (including undistributed net investment income of $1,186,326 and undistributed net investment income of $416,241, respectively)	$ 679,322,663	$ 687,104,532
Other Information Shares
Sold	2,718,246	4,507,134
Issued in reinvestment of distributions	860,063	22,287
Redeemed	(5,227,081)	(5,570,165)
Net increase (decrease)	(1,648,772)	(1,040,744)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 64.51	$ 64.89	$ 59.80	$ 43.59	$ 23.44
Income from Investment Operations
Net investment income (loss) B	.59	.18	(.18)	(.25)	(.07)
Net realized and unrealized gain (loss)	15.76	(.43)	5.27	16.46	20.22
Total from investment operations	16.35	(.25)	5.09	16.21	20.15
Distributions from net investment income	(.53)	(.13)	-	-	-
Distributions from net realized gain	(4.87)	-	-	-	-
Total distributions	(5.40)	(.13)	-	-	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 75.46	$ 64.51	$ 64.89	$ 59.80	$ 43.59
Total Return A	27.13%	(.38)%	8.51%	37.19%	85.96%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.85%	.86%	.89%	.95%
Expenses net of fee waivers, if any	.82%	.85%	.86%	.89%	.95%
Expenses net of all reductions	.82%	.82%	.85%	.88%	.92%
Net investment income (loss)	.86%	.29%	(.32)%	(.50)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 679,323	$ 687,105	$ 758,713	$ 609,487	$ 502,708
Portfolio turnover rate D	35%	184%	193%	141%	269%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Electronics Portfolio	38.01%	27.03%	4.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Electronics Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Electronics Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Stephen Barwikowski, Portfolio Manager of Electronics Portfolio: For the year, the fund returned 38.01%, well ahead of the 33.65% gain of its industry benchmark, the MSCI® U.S. IMI Semiconductors & Semiconductor Equipment 25-50 Index, and also topping the S&P 500®. Versus the broader market, chip stocks, which make up a vast majority of the MSCI index, did particularly well from mid-November through period end, supported by a combination of modest supply growth, optimism that macroeconomic conditions were set to improve and support growing demand, and low relative valuations. Compared with the MSCI index, stock selection was the major driver of the fund's outperformance. The top relative contributor was a sizable underweighting in the lagging shares of personal computer chip manufacturer Intel, by far the largest component of the MSCI index. A non-index position in Netherlands-based NXP Semiconductors also aided performance, as did an overweighting in LSI, a maker of high-performance storage and networking semiconductors. Based on LSI's favorable fundamentals, I increased the fund's stake here in advance of the mid-December offer by Avago Technologies to purchase the company at roughly a 41% premium to the stock's price at the time. Although the deal hadn't closed by period end, I liquidated this position to lock in profits. Conversely, the fund's biggest relative detractor - as well as its largest holding, on average, during the period - was Broadcom. The high end of the smartphone market appeared to be getting saturated, and this was reflected in slower earnings and revenue growth at companies that make components for these phones, including Broadcom. Also hampering the fund's relative results was Altera, a maker of high-density programmable logic devices (PLDs). The fund's cash position, averaging roughly 4% during the period, further detracted in a strongly rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Electronics Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	9.9	13.0
Broadcom Corp. Class A	8.5	8.8
Analog Devices, Inc.	6.3	2.6
Altera Corp.	5.4	4.6
Maxim Integrated Products, Inc.	3.6	4.2
NXP Semiconductors NV	3.3	0.7
Xilinx, Inc.	3.3	3.3
Intersil Corp. Class A	3.0	4.2
Freescale Semiconductor, Inc.	2.6	1.0
Lam Research Corp.	2.5	0.1
	48.4
Top Industries (% of fund's net assets)
As of February 28, 2014
Semiconductors & Semiconductor Equipment	82.2%
Electronic Equipment & Components	7.2%
Computers & Peripherals	2.8%
Communications Equipment	2.4%
Software	1.0%
All Others*	4.4%

As of August 31, 2013
Semiconductors & Semiconductor Equipment	72.7%
Electronic Equipment & Components	8.8%
Communications Equipment	7.9%
Computers & Peripherals	3.4%
Internet Software & Services	1.1%
All Others*	6.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Electronics Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	285,468	$ 3
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Office Services & Supplies - 0.4%
West Corp.	213,433	5,361,437
COMMUNICATIONS EQUIPMENT - 2.4%
Communications Equipment - 2.4%
Cisco Systems, Inc.	595,264	12,976,755
CommScope Holding Co., Inc.	15	363
NETGEAR, Inc. (a)	102,593	3,506,629
QUALCOMM, Inc.	174,932	13,170,630
		29,654,377
COMPUTERS & PERIPHERALS - 2.8%
Computer Hardware - 0.9%
Apple, Inc.	22,648	11,918,284
Computer Storage & Peripherals - 1.9%
EMC Corp.	891,938	23,520,405
TOTAL COMPUTERS & PERIPHERALS		35,438,689
ELECTRONIC EQUIPMENT & COMPONENTS - 7.2%
Electronic Components - 1.9%
Aeroflex Holding Corp. (a)	2,182,916	17,441,499
Audience, Inc. (a)	74,900	877,828
Corning, Inc.	21,700	418,159
InvenSense, Inc. (a)(d)	265,993	5,359,759
		24,097,245
Electronic Manufacturing Services - 5.3%
Flextronics International Ltd. (a)	2,450,340	21,930,543
Jabil Circuit, Inc.	1,101,236	20,383,878
Multi-Fineline Electronix, Inc. (a)	118,935	1,732,883
Plexus Corp. (a)	18	741
TTM Technologies, Inc. (a)	2,693,606	22,626,290
		66,674,335
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		90,771,580
INTERNET SOFTWARE & SERVICES - 0.5%
Internet Software & Services - 0.5%
Demand Media, Inc. (a)	646,450	3,135,283
Google, Inc. Class A (a)	1,400	1,701,910
Rackspace Hosting, Inc. (a)	37,100	1,364,167
		6,201,360
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 82.2%
Semiconductor Equipment - 5.2%
Amkor Technology, Inc. (a)(d)	1,128,986	6,683,597
GT Advanced Technologies, Inc. (a)(d)	401,510	5,753,638
Lam Research Corp. (a)	608,273	31,465,962

	Shares	Value
Teradyne, Inc. (a)(d)	660,475	$ 13,394,433
Tessera Technologies, Inc.	372,559	8,091,981
		65,389,611
Semiconductors - 77.0%
Advanced Micro Devices, Inc. (a)(d)	3,084,061	11,441,866
Altera Corp.	1,881,518	68,317,919
Analog Devices, Inc.	1,551,193	78,831,628
Applied Micro Circuits Corp. (a)	162,347	1,860,497
ARM Holdings PLC sponsored ADR	17	853
Avago Technologies Ltd.	379,400	23,408,980
Broadcom Corp. Class A	3,588,559	106,651,973
Cavium, Inc. (a)	300,015	12,639,632
Cypress Semiconductor Corp.	2,611,102	25,562,689
Entropic Communications, Inc. (a)	650,752	2,850,294
EZchip Semiconductor Ltd. (a)	236,710	6,175,764
Fairchild Semiconductor International, Inc. (a)	1,023,978	14,417,610
Freescale Semiconductor, Inc. (a)(d)	1,437,779	32,709,472
Hittite Microwave Corp.	155,648	9,180,119
Inphi Corp. (a)	450,941	5,929,874
Intel Corp.	5,033,778	124,636,343
Intermolecular, Inc. (a)	541,790	1,435,744
Intersil Corp. Class A	2,953,567	37,569,372
MagnaChip Semiconductor Corp. (a)	621,597	9,162,340
Marvell Technology Group Ltd.	2,047,446	31,305,449
Maxim Integrated Products, Inc.	1,384,875	45,299,261
Micron Technology, Inc. (a)	1,080,140	26,128,587
Montage Tech Group Ltd.	83,500	1,313,455
Motech Industries, Inc. (a)	1	2
NVIDIA Corp. (d)	1,288,606	23,684,578
NXP Semiconductors NV (a)	736,051	41,388,148
O2Micro International Ltd. sponsored ADR (a)	592,178	2,220,668
Omnivision Technologies, Inc. (a)	234,728	4,053,753
ON Semiconductor Corp. (a)	2,625,319	24,520,479
Peregrine Semiconductor Corp. (a)(d)	325,038	2,171,254
Pericom Semiconductor Corp. (a)	75,728	612,640
PMC-Sierra, Inc. (a)	3,170,074	23,268,343
RF Micro Devices, Inc. (a)	1,838,202	13,014,470
Samsung Electronics Co. Ltd.	24,747	31,303,297
Semtech Corp. (a)	1,125,289	28,075,961
Skyworks Solutions, Inc. (a)	574,179	20,360,387
Spansion, Inc. Class A (a)	144,588	2,358,230
Texas Instruments, Inc.	605,460	27,221,482
Wolfson Microelectronics PLC (a)	1,645,729	3,472,378
Xilinx, Inc.	780,750	40,755,150
		965,310,941
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,030,700,552
Common Stocks - continued
	Shares	Value
SOFTWARE - 1.0%
Application Software - 0.9%
Citrix Systems, Inc. (a)	92,740	$ 5,569,037
Nuance Communications, Inc. (a)	314,937	4,815,387
		10,384,424
Systems Software - 0.1%
Check Point Software Technologies Ltd. (a)	400	26,968
Infoblox, Inc. (a)	66,900	1,544,052
		1,571,020
TOTAL SOFTWARE		11,955,444
TOTAL COMMON STOCKS (Cost $1,196,195,670)		1,210,083,442
Money Market Funds - 9.6%

Fidelity Cash Central Fund, 0.10% (b)	88,555,655	88,555,655
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	31,637,723	31,637,723
TOTAL MONEY MARKET FUNDS (Cost $120,193,378)		120,193,378
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $1,316,389,048)		1,330,276,820
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(76,423,675)
NET ASSETS - 100%		$ 1,253,853,145
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 43,240
Fidelity Securities Lending Cash Central Fund	402,429
Total	$ 445,669
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,210,083,442	$ 1,210,083,439	$ 3	$ -
Money Market Funds	120,193,378	120,193,378	-	-
Total Investments in Securities:	$ 1,330,276,820	$ 1,330,276,817	$ 3	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.3%
Bermuda	5.1%
Singapore	3.7%
Netherlands	3.3%
Korea (South)	2.5%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $30,137,569) - See accompanying schedule: Unaffiliated issuers (cost $1,196,195,670)	$ 1,210,083,442
Fidelity Central Funds (cost $120,193,378)	120,193,378
Total Investments (cost $1,316,389,048)		$ 1,330,276,820
Cash		16,436
Receivable for fund shares sold		3,609,472
Dividends receivable		3,035,546
Distributions receivable from Fidelity Central Funds		24,552
Prepaid expenses		4,932
Other receivables		136,532
Total assets		1,337,104,290

Liabilities
Payable for investments purchased	$ 48,580,762
Payable for fund shares redeemed	2,209,640
Accrued management fee	527,063
Other affiliated payables	198,392
Other payables and accrued expenses	97,565
Collateral on securities loaned, at value	31,637,723
Total liabilities		83,251,145

Net Assets		$ 1,253,853,145
Net Assets consist of:
Paid in capital		$ 1,365,463,458
Undistributed net investment income		1,092,221
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(126,587,255)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,884,721
Net Assets, for 18,351,711 shares outstanding		$ 1,253,853,145
Net Asset Value, offering price and redemption price per share ($1,253,853,145 ÷ 18,351,711 shares)		$ 68.32

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 13,067,576
Interest		240,323
Income from Fidelity Central Funds (including $402,429 from security lending)		445,669
Total income		13,753,568

Expenses
Management fee	$ 5,341,342
Transfer agent fees	2,030,692
Accounting and security lending fees	330,071
Custodian fees and expenses	109,771
Independent trustees' compensation	18,425
Appreciation in deferred trustee compensation account	104
Registration fees	37,380
Audit	42,430
Legal	19,521
Interest	49
Miscellaneous	11,669
Total expenses before reductions	7,941,454
Expense reductions	(289,972)	7,651,482
Net investment income (loss)		6,102,086
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	153,065,222
Foreign currency transactions	(29,589)
Total net realized gain (loss)		153,035,633
Change in net unrealized appreciation (depreciation) on: Investment securities	158,588,564
Assets and liabilities in foreign currencies	(2,901)
Total change in net unrealized appreciation (depreciation)		158,585,663
Net gain (loss)		311,621,296
Net increase (decrease) in net assets resulting from operations		$ 317,723,382

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,102,086	$ 3,458,443
Net realized gain (loss)	153,035,633	(20,311,745)
Change in net unrealized appreciation (depreciation)	158,585,663	(73,077,132)
Net increase (decrease) in net assets resulting from operations	317,723,382	(89,930,434)
Distributions to shareholders from net investment income	(4,987,449)	(2,800,318)
Distributions to shareholders from net realized gain	(991,882)	-
Total distributions	(5,979,331)	(2,800,318)
Share transactions Proceeds from sales of shares	350,642,903	181,948,250
Reinvestment of distributions	5,638,941	2,646,881
Cost of shares redeemed	(367,995,543)	(429,835,446)
Net increase (decrease) in net assets resulting from share transactions	(11,713,699)	(245,240,315)
Redemption fees	38,716	14,064
Total increase (decrease) in net assets	300,069,068	(337,957,003)

Net Assets
Beginning of period	953,784,077	1,291,741,080
End of period (including undistributed net investment income of $1,092,221 and distributions in excess of net investment income of $900, respectively)	$ 1,253,853,145	$ 953,784,077
Other Information Shares
Sold	5,733,283	3,819,489
Issued in reinvestment of distributions	93,318	59,545
Redeemed	(6,619,835)	(8,974,424)
Net increase (decrease)	(793,234)	(5,095,390)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 49.82	$ 53.29	$ 53.36	$ 39.66	$ 21.13
Income from Investment Operations
Net investment income (loss) B	.36	.17	.01	.06	.31
Net realized and unrealized gain (loss)	18.53	(3.49)	(.02)	13.75	18.57
Total from investment operations	18.89	(3.32)	(.01)	13.81	18.88
Distributions from net investment income	(.32)	(.15)	(.06)	(.11)	(.34)
Distributions from net realized gain	(.06)	-	-	-	(.01)
Total distributions	(.39) H	(.15)	(.06)	(.11)	(.35)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 68.32	$ 49.82	$ 53.29	$ 53.36	$ 39.66
Total Return A	38.01%	(6.20)%	(.01)%	34.87%	89.51%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.84%	.84%	.86%	.92%
Expenses net of fee waivers, if any	.82%	.84%	.84%	.86%	.92%
Expenses net of all reductions	.79%	.82%	.83%	.86%	.91%
Net investment income (loss)	.63%	.36%	.03%	.13%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,253,853	$ 953,784	$ 1,291,741	$ 1,387,264	$ 1,104,541
Portfolio turnover rate D	186%	118%	137%	101%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $.39 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio A	41.66%	30.42%	14.22%

A Prior to October 1, 2006, IT Services Portfolio was named Business Service and Outsourcing Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Kyle Weaver, Portfolio Manager of IT Services Portfolio: For the year, strong stock selection helped the fund return 41.66%, considerably ahead of the 28.52% gain of the MSCI® U.S. IMI Information Technology Services 25-50 Index and also topping the S&P 500® by a wide margin. The IT services industry outperformed the broader market, mainly due to robust gains in the data processing & outsourced services group. Versus the industry index, one decision that played out especially well during the period was a large underweighting in technology services provider IBM, which makes up about 22% of our MSCI benchmark. Software engineering provider EPAM Systems was a meaningful overweighting that lifted relative performance, as its share price roughly doubled during the period. After several quarters of unappreciated growth in revenue and earnings, the market finally took note of the firm's potential in 2013 and validated the investment thesis here. Another significant contributor to relative performance was the fund's sizable overweighting in Virtusa, a small IT services firm. A non-index position in Web.com Group, a provider of Web hosting and website development services for smaller businesses, provides another good example of a largely unknown stock that paid off for the fund during the period. Conversely, my decision to significantly underweight strong-performing benchmark component Broadridge Financial Solutions worked against the fund. This firm provides proxy delivery services for public companies, and although it effectively has a monopoly in its market, I considered it a legacy business with weak long-term growth prospects. With that said, the stock was bolstered by an inexpensive valuation at the beginning of the period, somewhat improved financial results and increased proxy activity due to a strongly rising market. My inopportune timing was the problem with another detractor, service revenue management provider ServiceSource International. Underweighting electronic payments facilitator and major index stock MasterCard further detracted on a relative basis. I significantly added to this position, making it an overweighting and our second-largest holding at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

IT Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Visa, Inc. Class A	14.0	10.3
MasterCard, Inc. Class A	9.2	5.0
Cognizant Technology Solutions Corp. Class A	8.7	4.4
IBM Corp.	8.4	8.2
Accenture PLC Class A	5.1	6.2
Fidelity National Information Services, Inc.	3.6	3.1
Computer Sciences Corp.	3.0	2.3
FleetCor Technologies, Inc.	2.6	1.9
Alliance Data Systems Corp.	2.4	1.6
Virtusa Corp.	2.4	3.1
	59.4
Top Industries (% of fund's net assets)
As of February 28, 2014
IT Services	90.1%
Internet Software & Services	3.9%
Software	3.1%
Computers & Peripherals	1.3%
Professional Services	1.2%
All Others*	0.4%

As of August 31, 2013
IT Services	84.6%
Software	4.5%
Computers & Peripherals	2.6%
Professional Services	2.5%
Internet Software & Services	2.1%
All Others*	3.7%

* Includes short-term investments and net other assets (liabilities).

Annual Report

IT Services Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
COMPUTERS & PERIPHERALS - 1.3%
Computer Hardware - 0.5%
NCR Corp. (a)	248,600	$ 8,464,830
Computer Storage & Peripherals - 0.8%
Electronics for Imaging, Inc. (a)	297,500	13,268,500
Nimble Storage, Inc.	2,000	96,020
		13,364,520
TOTAL COMPUTERS & PERIPHERALS		21,829,350
DIVERSIFIED CONSUMER SERVICES - 0.4%
Specialized Consumer Services - 0.4%
H&R Block, Inc.	214,300	6,780,452
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
Veeva Systems, Inc. Class A	1,000	35,300
INSURANCE - 0.0%
Property & Casualty Insurance - 0.0%
Fidelity National Financial, Inc. Class A	14	463
INTERNET SOFTWARE & SERVICES - 3.9%
Internet Software & Services - 3.9%
Cvent, Inc.	69,100	2,714,248
Demandware, Inc. (a)	33,820	2,540,220
Endurance International Group Holdings, Inc. (d)	1,333,400	20,121,006
Web.com Group, Inc. (a)	740,750	27,000,338
Wix.com Ltd. (a)(d)	149,300	4,613,370
Xoom Corp.	240,301	6,735,637
		63,724,819
IT SERVICES - 90.1%
Data Processing & Outsourced Services - 52.9%
Alliance Data Systems Corp. (a)(d)	140,248	39,986,107
Automatic Data Processing, Inc.	2,000	155,560
Broadridge Financial Solutions, Inc.	7,800	294,528
Cardtronics, Inc. (a)	115,800	4,692,216
Cass Information Systems, Inc.	3,052	158,704
Computer Sciences Corp.	791,100	49,997,520
Convergys Corp.	325,400	6,660,938
CoreLogic, Inc. (a)	908,200	29,607,320
CSG Systems International, Inc.	124,070	3,473,960
Euronet Worldwide, Inc. (a)	414,200	15,847,292
EVERTEC, Inc.	921,200	22,348,312
ExlService Holdings, Inc. (a)	1,088,600	30,469,914
Fidelity National Information Services, Inc.	1,061,800	59,046,698
Fiserv, Inc. (a)	278,300	16,155,315
FleetCor Technologies, Inc. (a)	333,900	43,383,627
Global Payments, Inc.	251,100	17,659,863
Heartland Payment Systems, Inc. (d)	211,600	8,557,104
Jack Henry & Associates, Inc.	1,600	93,008
MasterCard, Inc. Class A	1,956,700	152,074,724

	Shares	Value
Maximus, Inc.	94,100	$ 4,497,039
MoneyGram International, Inc. (a)	698,000	13,282,940
Neustar, Inc. Class A (a)	116,600	4,176,612
Paychex, Inc.	3,500	146,160
Sykes Enterprises, Inc. (a)	161,800	3,184,224
Syntel, Inc. (a)	295,400	27,873,944
Teletech Holdings, Inc. (a)	2,000	48,160
The Western Union Co.	10,000	167,300
Total System Services, Inc.	538,200	16,393,572
Vantiv, Inc. (a)	486,900	15,498,027
VeriFone Systems, Inc. (a)	294,700	8,531,565
Visa, Inc. Class A	1,025,812	231,771,963
WEX, Inc. (a)	121,500	11,763,630
WNS Holdings Ltd. sponsored ADR (a)	740,929	14,737,078
Xerox Corp.	1,992,500	21,897,575
		874,632,499
IT Consulting & Other Services - 37.2%
Accenture PLC Class A	1,006,900	83,925,115
Acxiom Corp. (a)	426,100	15,863,703
Atos Origin SA (d)	87,060	8,465,900
Booz Allen Hamilton Holding Corp. Class A	192,100	4,039,863
CACI International, Inc. Class A (a)	88,300	6,960,689
Camelot Information Systems, Inc. ADR (a)	44	90
Cap Gemini SA	2,500	195,761
CGI Group, Inc. Class A (sub. vtg.) (a)	556,300	18,171,562
Ciber, Inc. (a)	1,834,000	8,766,520
Cognizant Technology Solutions Corp. Class A (a)	1,383,566	143,973,878
Computer Task Group, Inc.	87,700	1,425,125
EPAM Systems, Inc. (a)	927,200	38,877,496
Forrester Research, Inc.	10,300	373,066
Gartner, Inc. Class A (a)	356,400	24,791,184
IBM Corp.	746,650	138,257,181
IBS Group Holding Ltd. GDR (Reg. S)	483,035	16,001,597
iGATE Corp. (a)	24,900	842,865
Leidos Holdings, Inc.	3,125	139,563
Luxoft Holding, Inc.	366,836	13,730,671
ManTech International Corp. Class A (d)	221,700	6,489,159
NCI, Inc. Class A (a)	145,876	1,750,512
Sapient Corp. (a)	684,000	11,908,440
ServiceSource International, Inc. (a)	1,281,900	11,690,928
Teradata Corp. (a)	19,300	886,256
Unisys Corp. (a)	529,040	18,103,749
Virtusa Corp. (a)	1,094,212	39,796,490
		615,427,363
TOTAL IT SERVICES		1,490,059,862
PROFESSIONAL SERVICES - 1.2%
Research & Consulting Services - 1.2%
ICF International, Inc. (a)	489,900	19,801,758
Common Stocks - continued
	Shares	Value
SOFTWARE - 3.1%
Application Software - 0.9%
Bottomline Technologies, Inc. (a)	191,000	$ 6,816,790
Descartes Systems Group, Inc. (a)	68,400	975,996
Diligent Board Member Services, Inc. (a)(d)	569,839	2,317,102
Guidewire Software, Inc. (a)	55,600	2,980,716
SAP AG sponsored ADR	1,600	128,464
Workday, Inc. Class A (a)	1,400	153,888
Zensar Technologies Ltd.	138,123	885,146
		14,258,102
Systems Software - 2.2%
CommVault Systems, Inc. (a)(d)	376,200	25,912,656
Exact Holdings NV	20,300	763,547
FleetMatics Group PLC (a)	144,500	5,339,275
NetSuite, Inc. (a)	46,400	5,340,176
		37,355,654
TOTAL SOFTWARE		51,613,756
TOTAL COMMON STOCKS (Cost $1,289,745,525)		1,653,845,760
Money Market Funds - 4.2%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	197	$ 197
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	69,614,305	69,614,305
TOTAL MONEY MARKET FUNDS (Cost $69,614,502)		69,614,502
TOTAL INVESTMENT PORTFOLIO - 104.2% (Cost $1,359,360,027)		1,723,460,262
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(69,888,219)
NET ASSETS - 100%		$ 1,653,572,043
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,875
Fidelity Securities Lending Cash Central Fund	132,013
Total	$ 152,888
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.3%
Ireland	5.4%
Puerto Rico	1.4%
Canada	1.2%
Isle of Man	1.0%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $67,524,069) - See accompanying schedule: Unaffiliated issuers (cost $1,289,745,525)	$ 1,653,845,760
Fidelity Central Funds (cost $69,614,502)	69,614,502
Total Investments (cost $1,359,360,027)		$ 1,723,460,262
Receivable for investments sold		18,192,985
Receivable for fund shares sold		4,821,960
Dividends receivable		1,357,400
Distributions receivable from Fidelity Central Funds		35,820
Prepaid expenses		4,213
Other receivables		35,645
Total assets		1,747,908,285

Liabilities
Payable for investments purchased	$ 9,881,703
Payable for fund shares redeemed	8,204,461
Accrued management fee	751,292
Notes payable	5,471,000
Other affiliated payables	304,240
Other payables and accrued expenses	109,241
Collateral on securities loaned, at value	69,614,305
Total liabilities		94,336,242

Net Assets		$ 1,653,572,043
Net Assets consist of:
Paid in capital		$ 1,287,966,147
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,511,366
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		364,094,530
Net Assets, for 43,670,930 shares outstanding		$ 1,653,572,043
Net Asset Value, offering price and redemption price per share ($1,653,572,043 ÷ 43,670,930 shares)		$ 37.86

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 7,058,515
Interest		34
Income from Fidelity Central Funds (including $132,013 from security lending)		152,888
Total income		7,211,437

Expenses
Management fee	$ 5,409,155
Transfer agent fees	2,006,571
Accounting and security lending fees	332,930
Custodian fees and expenses	71,180
Independent trustees' compensation	18,921
Registration fees	240,943
Audit	62,112
Legal	11,895
Interest	1,624
Miscellaneous	7,458
Total expenses before reductions	8,162,789
Expense reductions	(47,140)	8,115,649
Net investment income (loss)		(904,212)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,220,511
Foreign currency transactions	6,391
Total net realized gain (loss)		43,226,902
Change in net unrealized appreciation (depreciation) on: Investment securities	278,408,931
Assets and liabilities in foreign currencies	(2,197)
Total change in net unrealized appreciation (depreciation)		278,406,734
Net gain (loss)		321,633,636
Net increase (decrease) in net assets resulting from operations		$ 320,729,424

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (904,212)	$ (309,883)
Net realized gain (loss)	43,226,902	2,191,917
Change in net unrealized appreciation (depreciation)	278,406,734	46,581,393
Net increase (decrease) in net assets resulting from operations	320,729,424	48,463,427
Distributions to shareholders from net realized gain	(37,192,316)	(4,164,408)
Share transactions Proceeds from sales of shares	1,358,923,826	265,908,531
Reinvestment of distributions	35,875,905	4,072,995
Cost of shares redeemed	(495,851,392)	(92,447,606)
Net increase (decrease) in net assets resulting from share transactions	898,948,339	177,533,920
Redemption fees	124,274	5,718
Total increase (decrease) in net assets	1,182,609,721	221,838,657

Net Assets
Beginning of period	470,962,322	249,123,665
End of period (including accumulated net investment loss of $0 and accumulated net investment loss of $441,491, respectively)	$ 1,653,572,043	$ 470,962,322
Other Information Shares
Sold	39,950,860	10,288,342
Issued in reinvestment of distributions	999,013	165,233
Redeemed	(14,385,908)	(3,828,491)
Net increase (decrease)	26,563,965	6,625,084

Financial Highlights

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 27.53	$ 23.77	$ 22.31	$ 17.08	$ 10.62
Income from Investment Operations
Net investment income (loss) B	(.03)	(.02) E	(.05)	(.03)	(.05)
Net realized and unrealized gain (loss)	11.42	4.08	1.86	5.26	6.51
Total from investment operations	11.39	4.06	1.81	5.23	6.46
Distributions from net realized gain	(1.06)	(.30)	(.35)	-	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 37.86	$ 27.53	$ 23.77	$ 22.31	$ 17.08
Total Return A	41.66%	17.22%	8.18%	30.62%	60.83%
Ratios to Average Net Assets C, F
Expenses before reductions	.84%	.86%	.91%	.94%	.99%
Expenses net of fee waivers, if any	.84%	.86%	.91%	.94%	.99%
Expenses net of all reductions	.83%	.85%	.91%	.94%	.99%
Net investment income (loss)	(.09)%	(.09)% E	(.24)%	(.16)%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,653,572	$ 470,962	$ 249,124	$ 131,972	$ 96,631
Portfolio turnover rate D	74%	107%	143%	156%	131%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Software and Computer Services Portfolio	48.18%	31.20%	12.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and Computer Services Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Software and Computer Services Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Brian Lempel, Portfolio Manager of Software and Computer Services Portfolio: For the year, the fund rose 48.18%, outpacing both the 33.49% increase of its industry benchmark, the MSCI® U.S. IMI Software & Services 25-50 Index, and the broad-based S&P 500®. Versus the MSCI index, stock selection proved the most powerful, especially among the Internet software & services and the IT consulting & other services segments. The fund also benefited from investments in several firms that were acquired during the period. Cloud-computing company Active Network was the fund's top relative contributor. As the stock began climbing, I stuck with it. My strategy paid off in September when a private equity firm announced plans to buy the company. The stock rose and I sold it to take profits. The fund also benefited from the acquisitions of SaaS providers Responsys and ExactTarget, two other stocks I held during the period. Responsys was purchased by Oracle in February and ExactTarget by salesforce.com in July. During the period, I added substantially to the Internet software & services segment, especially among large-cap Internet names, including three of the industry's most recognizable companies - Google, Yahoo! and Facebook. While the fund's positions in Yahoo! and Facebook proved beneficial, my average underweighting in Google hurt on a relative basis. I did move to an overweighting in Google by period end, making it the fund's largest holding. I'd like to note that Google was the fund's top absolute contributor. I maintained underweightings in two of the index's largest components - IBM and Microsoft - with mixed results. Reducing the fund's position in IBM helped, as the stock continued to suffer from missing Wall Street's sales consensus numbers for nine of the past 10 quarters. The average underweighting in Microsoft was especially detrimental, even though I raised the fund's stake after I saw numerous positive signals. Microsoft began the period at a relatively low valuation, especially given its strong balance sheet, and the stock began to improve in the run-up to the appointment of a new CEO in February. Also detracting was a position in Compuware, which provides software solutions with a combined on-premises and software-as-a-service (SaaS) business model. Activist shareholders pushed for the company's sale, and ultimately, they weren't successful. I sold the stock at a loss. SoftBank, a Japan-based out-of-index telecommunications and Internet business, was part of my large-cap Internet theme. SoftBank owns a stake in Alibaba, China's leading e-commerce site. SoftBank lost ground in January, partially due to a selloff in Japanese markets as macroeconomic concerns there mounted. I held on to the stock, and it began to rebound toward period end. Lastly, I'll mention Jive Software. This SaaS company provides social collaboration software for enterprises. The company poorly executed its business plan, and it was unclear if its software would be valuable.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Software and Computer Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	18.0	11.9
Microsoft Corp.	12.6	13.9
Facebook, Inc. Class A	6.2	5.6
Visa, Inc. Class A	6.1	3.0
Oracle Corp.	4.6	7.1
Yahoo!, Inc.	3.9	2.0
Web.com Group, Inc.	2.8	2.2
Cognizant Technology Solutions Corp. Class A	2.7	2.1
IBM Corp.	2.3	8.8
MasterCard, Inc. Class A	2.3	2.8
	61.5
Top Industries (% of fund's net assets)
As of February 28, 2014
Internet Software & Services	37.5%
Software	28.8%
IT Services	19.9%
Computers & Peripherals	2.1%
Media	2.0%
All Others*	9.7%

As of August 31, 2013
Software	38.1%
IT Services	27.8%
Internet Software & Services	27.8%
Media	2.0%
Professional Services	1.5%
All Others*	2.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Software and Computer Services Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CAPITAL MARKETS - 0.2%
Asset Management & Custody Banks - 0.2%
ICG Group, Inc. (a)	367,789	$ 7,477,150
COMMUNICATIONS EQUIPMENT - 0.5%
Communications Equipment - 0.5%
F5 Networks, Inc. (a)	83,200	9,346,688
Radware Ltd. (a)	227,307	3,991,511
Sonus Networks, Inc. (a)	1,998,428	7,454,136
		20,792,335
COMPUTERS & PERIPHERALS - 2.1%
Computer Hardware - 2.1%
Cray, Inc. (a)	7	243
NCR Corp. (a)	2,428,437	82,688,280
		82,688,523
DIVERSIFIED CONSUMER SERVICES - 0.6%
Specialized Consumer Services - 0.6%
H&R Block, Inc.	753,900	23,853,396
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
Alternative Carriers - 1.0%
8x8, Inc. (a)	944,500	9,992,810
inContact, Inc. (a)(e)	3,337,956	30,108,363
		40,101,173
ELECTRONIC EQUIPMENT & COMPONENTS - 0.6%
Electronic Manufacturing Services - 0.6%
TE Connectivity Ltd.	371,400	21,756,612
INTERNET SOFTWARE & SERVICES - 37.5%
Internet Software & Services - 37.5%
Angie's List, Inc. (a)(d)	399,075	5,551,133
ChannelAdvisor Corp. (a)	1,712	77,691
Cvent, Inc.	54,100	2,125,048
Demand Media, Inc. (a)	1,222,838	5,930,764
Demandware, Inc. (a)	312,750	23,490,653
E2open, Inc. (a)(d)	892,820	24,811,468
eBay, Inc. (a)	929,000	54,597,330
Endurance International Group Holdings, Inc. (d)	500,000	7,545,000
Facebook, Inc. Class A (a)	3,479,400	238,199,724
Google, Inc. Class A (a)	570,000	692,920,498
IAC/InterActiveCorp	103,500	8,024,355
MercadoLibre, Inc. (d)	40,800	4,250,544
Naver Corp.	4,021	3,080,433
Rackspace Hosting, Inc. (a)	375,200	13,796,104
SciQuest, Inc. (a)	1,142,715	33,732,947
SPS Commerce, Inc. (a)	36	2,441
Tencent Holdings Ltd.	450,500	36,136,131
VeriSign, Inc. (a)(d)	334,900	18,456,339
Web.com Group, Inc. (a)(e)	2,965,805	108,103,592

	Shares	Value
Wix.com Ltd. (a)(d)	306,104	$ 9,458,614
Yahoo!, Inc. (a)	3,892,159	150,509,789
		1,440,800,598
IT SERVICES - 19.9%
Data Processing & Outsourced Services - 12.5%
Computer Sciences Corp.	79,600	5,030,720
ExlService Holdings, Inc. (a)	197,310	5,522,707
Fidelity National Information Services, Inc.	434,500	24,162,545
Fiserv, Inc. (a)	234,000	13,583,700
FleetCor Technologies, Inc. (a)	131,600	17,098,788
Genpact Ltd. (a)	349,200	5,824,656
Global Payments, Inc.	21,500	1,512,095
MasterCard, Inc. Class A	1,119,000	86,968,680
The Western Union Co.	700,000	11,711,000
Total System Services, Inc.	130,100	3,962,846
Vantiv, Inc. (a)	152,300	4,847,709
Visa, Inc. Class A	1,029,930	232,702,384
WEX, Inc. (a)	76,800	7,435,776
WNS Holdings Ltd. sponsored ADR (a)(e)	2,927,854	58,235,016
		478,598,622
IT Consulting & Other Services - 7.4%
Camelot Information Systems, Inc. ADR (a)	1,577,937	3,218,991
Cognizant Technology Solutions Corp. Class A (a)	999,300	103,987,158
EPAM Systems, Inc. (a)	87,186	3,655,709
HCL Technologies Ltd.	1	26
IBM Corp.	482,700	89,381,559
Lionbridge Technologies, Inc. (a)(e)	6,154,175	44,063,893
Sapient Corp. (a)	1,780,800	31,003,728
Unisys Corp. (a)	119,000	4,072,180
Virtusa Corp. (a)	155,055	5,639,350
		285,022,594
TOTAL IT SERVICES		763,621,216
MEDIA - 2.0%
Advertising - 2.0%
MDC Partners, Inc. Class A (sub. vtg.) (e)	3,411,462	76,723,790
PROFESSIONAL SERVICES - 1.7%
Research & Consulting Services - 1.7%
ICF International, Inc. (a)(e)	1,608,943	65,033,476
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.5%
Semiconductors - 0.5%
NXP Semiconductors NV (a)	316,400	17,791,172
SOFTWARE - 28.8%
Application Software - 8.7%
Actuate Corp. (a)	245,000	1,391,600
Adobe Systems, Inc. (a)	833,700	57,200,157
Aspen Technology, Inc. (a)	162,215	7,615,994
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Autodesk, Inc. (a)	352,600	$ 18,497,396
BroadSoft, Inc. (a)	380,400	11,415,804
Citrix Systems, Inc. (a)	614,800	36,918,740
Comverse, Inc. (a)	373,200	12,916,452
Concur Technologies, Inc. (a)	135,100	16,678,095
Descartes Systems Group, Inc. (a)	1,385,500	19,769,620
Diligent Board Member Services, Inc. (a)	465,086	1,891,151
Guidewire Software, Inc. (a)	338,200	18,130,902
Interactive Intelligence Group, Inc. (a)	138,468	11,026,207
Jive Software, Inc. (a)(d)	634,400	5,164,016
Kingdee International Software Group Co. Ltd. (a)	13,170,000	4,785,666
Nuance Communications, Inc. (a)	350,000	5,351,500
Qlik Technologies, Inc. (a)	164,400	5,014,200
RealPage, Inc. (a)(d)	62,000	1,097,400
salesforce.com, Inc. (a)	1,389,026	86,633,552
TIBCO Software, Inc. (a)	351,400	7,657,006
TiVo, Inc. (a)	267,100	3,605,850
Workday, Inc. Class A (a)	19,900	2,187,408
		334,948,716
Home Entertainment Software - 1.7%
Activision Blizzard, Inc.	292,000	5,650,200
Electronic Arts, Inc. (a)	2,106,900	60,236,271
		65,886,471
Systems Software - 18.4%
CommVault Systems, Inc. (a)	114,600	7,893,648
Covisint Corp. (d)	764,100	8,214,075
Microsoft Corp.	12,621,300	483,522,003
NetSuite, Inc. (a)	83,800	9,644,542
Oracle Corp.	4,573,300	178,861,763
Rovi Corp. (a)	241,900	6,008,796
VMware, Inc. Class A (a)(d)	149,800	14,388,290
		708,533,117
TOTAL SOFTWARE		1,109,368,304
WIRELESS TELECOMMUNICATION SERVICES - 1.3%
Wireless Telecommunication Services - 1.3%
SoftBank Corp.	653,200	49,501,666
TOTAL COMMON STOCKS (Cost $2,595,699,939)		3,719,509,411
Convertible Preferred Stocks - 0.2%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Other Diversified Financial Services - 0.2%
Deem, Inc. (f) (Cost $8,064,516)	159,864,333	$ 8,064,516
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 0.10% (b)	117,806,617	117,806,617
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	49,908,200	49,908,200
TOTAL MONEY MARKET FUNDS (Cost $167,714,817)		167,714,817
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $2,771,479,272)	3,895,288,744
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(50,783,818)
NET ASSETS - 100%	$ 3,844,504,926
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,064,516 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Deem, Inc.	9/19/13	$ 8,064,516
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,555
Fidelity Securities Lending Cash Central Fund	613,579
Total	$ 640,134
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Active Network, Inc. (The)	$ 27,734,470	$ -	$ 81,544,599	$ -	$ -
Callidus Software, Inc.	10,334,151	-	19,118,771	-	-
Camelot Information Systems, Inc. ADR	3,705,183	-	1,237,609	-	-
Comverse, Inc.	36,689,664	-	35,381,304	-	-
ICF International, Inc.	-	48,014,715	-	-	65,033,476
inContact, Inc.	22,664,721	-	-	-	30,108,363
Lionbridge Technologies, Inc.	23,508,949	-	-	-	44,063,893
MDC Partners, Inc. Class A (sub. vtg.)	31,271,740	-	-	1,855,835	76,723,790
Responsys, Inc.	16,557,994	3,924,516	52,467,182	-	-
Web.com Group, Inc.	35,488,841	42,893,203	25,556,044	-	108,103,592
WNS Holdings Ltd. sponsored ADR	14,530,630	31,726,921	-	-	58,235,016
Total	$ 222,486,343	$ 126,559,355	$ 215,305,509	$ 1,855,835	$ 382,268,130
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 3,719,509,411	$ 3,670,007,745	$ 49,501,666	$ -
Convertible Preferred Stocks	8,064,516	-	-	8,064,516
Money Market Funds	167,714,817	167,714,817	-	-
Total Investments in Securities:	$ 3,895,288,744	$ 3,837,722,562	$ 49,501,666	$ 8,064,516

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $48,448,534) - See accompanying schedule: Unaffiliated issuers (cost $2,392,469,913)	$ 3,345,305,797
Fidelity Central Funds (cost $167,714,817)	167,714,817
Other affiliated issuers (cost $211,294,542)	382,268,130
Total Investments (cost $2,771,479,272)		$ 3,895,288,744
Receivable for investments sold		12,047,455
Receivable for fund shares sold		10,044,174
Dividends receivable		5,044,145
Distributions receivable from Fidelity Central Funds		70,877
Prepaid expenses		13,094
Other receivables		209,186
Total assets		3,922,717,675

Liabilities
Payable for investments purchased	$ 21,967,479
Payable for fund shares redeemed	3,893,985
Accrued management fee	1,685,545
Other affiliated payables	606,177
Other payables and accrued expenses	151,363
Collateral on securities loaned, at value	49,908,200
Total liabilities		78,212,749

Net Assets		$ 3,844,504,926
Net Assets consist of:
Paid in capital		$ 2,632,655,203
Accumulated net investment loss		(17,421)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		88,125,102
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,123,742,042
Net Assets, for 30,910,153 shares outstanding		$ 3,844,504,926
Net Asset Value, offering price and redemption price per share ($3,844,504,926 ÷ 30,910,153 shares)		$ 124.38

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends (including $1,855,835 earned from other affiliated issuers)		$ 21,929,909
Interest		15
Income from Fidelity Central Funds (including $613,579 from security lending)		640,134
Total income		22,570,058

Expenses
Management fee	$ 14,857,047
Transfer agent fees	5,075,424
Accounting and security lending fees	796,984
Custodian fees and expenses	75,816
Independent trustees' compensation	51,457
Registration fees	201,083
Audit	58,988
Legal	40,049
Interest	2,565
Miscellaneous	27,707
Total expenses before reductions	21,187,120
Expense reductions	(246,522)	20,940,598
Net investment income (loss)		1,629,460
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	206,593,227
Other affiliated issuers	68,002,638
Foreign currency transactions	(22,191)
Total net realized gain (loss)		274,573,674
Change in net unrealized appreciation (depreciation) on: Investment securities	798,780,646
Assets and liabilities in foreign currencies	(17,915)
Total change in net unrealized appreciation (depreciation)		798,762,731
Net gain (loss)		1,073,336,405
Net increase (decrease) in net assets resulting from operations		$ 1,074,965,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,629,460	$ 819,296
Net realized gain (loss)	274,573,674	86,951,646
Change in net unrealized appreciation (depreciation)	798,762,731	70,764,870
Net increase (decrease) in net assets resulting from operations	1,074,965,865	158,535,812
Distributions to shareholders from net investment income	-	(16,945,649)
Distributions to shareholders from net realized gain	(150,730,717)	(174,938,304)
Total distributions	(150,730,717)	(191,883,953)
Share transactions Proceeds from sales of shares	1,276,554,244	745,604,994
Reinvestment of distributions	145,323,975	185,033,890
Cost of shares redeemed	(529,419,074)	(491,235,474)
Net increase (decrease) in net assets resulting from share transactions	892,459,145	439,403,410
Redemption fees	79,660	60,186
Total increase (decrease) in net assets	1,816,773,953	406,115,455

Net Assets
Beginning of period	2,027,730,973	1,621,615,518
End of period (including accumulated net investment loss of $17,421 and accumulated net investment loss of $16,192,390, respectively)	$ 3,844,504,926	$ 2,027,730,973
Other Information Shares
Sold	11,648,557	8,589,526
Issued in reinvestment of distributions	1,245,065	2,198,587
Redeemed	(5,034,535)	(5,763,915)
Net increase (decrease)	7,859,087	5,024,198

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 87.97	$ 89.96	$ 91.63	$ 72.29	$ 44.38
Income from Investment Operations
Net investment income (loss) B	.06	.04	(.06)	(.11)	(.04)
Net realized and unrealized gain (loss)	41.95	7.25	10.39	22.28	27.95
Total from investment operations	42.01	7.29	10.33	22.17	27.91
Distributions from net investment income	-	(.78) H	-	-	-
Distributions from net realized gain	(5.60)	(8.50) H	(12.00)	(2.83)	-
Total distributions	(5.60)	(9.28)	(12.00)	(2.83)	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 124.38	$ 87.97	$ 89.96	$ 91.63	$ 72.29
Total Return A	48.18%	8.85%	13.08%	30.85%	62.89%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.82%	.82%	.84%	.90%
Expenses net of fee waivers, if any	.79%	.82%	.82%	.84%	.90%
Expenses net of all reductions	.78%	.80%	.81%	.83%	.89%
Net investment income (loss)	.06%	.04%	(.07)%	(.13)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,844,505	$ 2,027,731	$ 1,621,616	$ 1,299,253	$ 984,803
Portfolio turnover rate D	87%	96%	238%	189%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	36.20%	30.74%	8.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 29, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Charlie Chai, Portfolio Manager of Technology Portfolio: For the year, the fund returned 36.20%, handily beating the 30.78% gain of the MSCI® U.S. IMI Information Technology 25-50 Index and also outpacing the 25.37% return of the S&P 500®. Versus the broader market, tech stocks were bolstered by strength in Internet software & services, a key group in the MSCI index that advanced by roughly 54%. Compared with the MSCI sector index, negligible exposure to IT consulting heavyweight IBM was timely, as the share price of this slow-growing index component returned -6% during the period. Largely avoiding IBM - which was not in the portfolio at period end - made this stock by far the fund's top relative contributor during the period. Significantly underweighting smartphone maker Apple also bolstered the fund's relative results, as this stock rose 22% but lagged our MSCI benchmark. Additionally, two non-index providers of mobile messaging contributed: South Korea-based Naver and China's Tencent Holdings. I significantly increased both positions during the period. Conversely, I got it wrong with my decision to meaningfully underweight personal computer software provider Microsoft - easily the fund's largest relative detractor - was one decision about a major benchmark component that I got wrong, as the stock posted a gain of 42% during the period. Underweighting social media platform Facebook for much of the period also hurt, given this stock's triple-digit advance. By period end, a combination of robust price appreciation and a higher share count made Facebook the fund's third-largest position. An average overweighting in NCR, a maker of ATMs and point-of-sale payment devices, further worked against us. A modest cash position also weighed on results in a strongly rising market. During the period, I initiated or increased positions in a number of stocks in the Internet software & services space. As the period progressed, I thought these companies had better growth potential than firms in a variety of tech hardware segments. On the sell side, I considerably reduced the fund's allocation to semiconductor stocks, which are particularly sensitive to shifts in supply and demand. These stocks enjoyed relatively strong performance during the period, much of it based on expectations for improving demand in 2014, and I thought valuations here might have gotten ahead of fundamentals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Technology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	9.9	8.8
Apple, Inc.	7.0	10.1
Facebook, Inc. Class A	6.1	0.3
Yahoo!, Inc.	4.5	0.7
Microsoft Corp.	4.3	5.0
Tencent Holdings Ltd.	2.7	0.7
Cognizant Technology Solutions Corp. Class A	2.7	0.3
Visa, Inc. Class A	2.6	3.0
Fidelity National Information Services, Inc.	2.3	1.8
Naver Corp.	2.0	0.5
	44.1
Top Industries (% of fund's net assets)
As of February 28, 2014
Internet Software & Services	30.9%
Software	15.9%
IT Services	12.5%
Computers & Peripherals	10.2%
Semiconductors & Semiconductor Equipment	9.0%
All Others*	21.5%

As of August 31, 2013
Software	28.4%
Internet Software & Services	17.6%
Computers & Peripherals	13.3%
Communications Equipment	12.3%
Semiconductors & Semiconductor Equipment	9.3%
All Others*	19.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Technology Portfolio

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value
AUTOMOBILES - 0.4%
Automobile Manufacturers - 0.4%
Tesla Motors, Inc. (a)	42,856	$ 10,491,577
COMMUNICATIONS EQUIPMENT - 6.2%
Communications Equipment - 6.2%
ADVA Optical Networking SE (a)	581,293	2,832,326
BlackBerry Ltd. (a)(d)	376,100	3,761,000
Ciena Corp. (a)(d)	330,657	8,124,242
Cisco Systems, Inc.	740,883	16,151,249
CommScope Holding Co., Inc.	229,400	5,549,186
F5 Networks, Inc. (a)	293,996	33,027,511
Infinera Corp. (a)	263,248	2,190,223
Ixia (a)	373,376	4,614,927
Juniper Networks, Inc. (a)	1,238,756	33,124,335
Radware Ltd. (a)	496,563	8,719,646
Riverbed Technology, Inc. (a)	562,894	12,541,278
Sandvine Corp. (U.K.) (a)	2,511,812	7,326,969
Sonus Networks, Inc. (a)	1,690,482	6,305,498
Spirent Communications PLC	3,168,632	5,571,334
		149,839,724
COMPUTERS & PERIPHERALS - 10.2%
Computer Hardware - 8.6%
Apple, Inc.	319,271	168,013,171
Cray, Inc. (a)	316,276	10,971,614
Lenovo Group Ltd.	9,962,000	10,628,803
NCR Corp. (a)	349,324	11,894,482
Silicon Graphics International Corp. (a)	439,166	5,406,133
		206,914,203
Computer Storage & Peripherals - 1.6%
EMC Corp.	1,406,231	37,082,311
LITE-ON Technology Corp.	781,000	1,147,677
Nimble Storage, Inc.	12,460	598,205
		38,828,193
TOTAL COMPUTERS & PERIPHERALS		245,742,396
CONSTRUCTION MATERIALS - 0.0%
Construction Materials - 0.0%
Universal Cement Corp.	860,000	846,767
DIVERSIFIED CONSUMER SERVICES - 0.4%
Specialized Consumer Services - 0.4%
LifeLock, Inc. (a)	419,500	8,352,245
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Other Diversified Financial Services - 0.0%
Poly Culture Group Corp. Ltd. (H Shares)	119,780	509,338
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
SolarCity Corp. (a)	5,956	506,022
TECO Electric & Machinery Co. Ltd.	1,969,000	2,260,195
		2,766,217

	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - 4.1%
Electronic Components - 1.5%
Delta Electronics, Inc.	603,000	$ 3,351,492
InvenSense, Inc. (a)(d)	363,339	7,321,281
Ledlink Optics, Inc.	1,423,313	4,309,869
Omron Corp.	160,800	6,754,643
Sapphire Technology Co. Ltd. (a)	24,541	1,001,007
Sunny Optical Technology Group Co. Ltd.	933,000	887,249
Tong Hsing Electronics Industries Ltd.	1,515,000	7,945,673
Yaskawa Electric Corp.	326,000	4,868,395
		36,439,609
Electronic Equipment & Instruments - 1.2%
Chroma ATE, Inc.	2,017,644	4,831,724
FEI Co.	8,700	893,055
Keyence Corp.	15,650	6,715,491
National Instruments Corp.	208,717	6,046,531
TPK Holding Co. Ltd.	1,916,000	11,439,183
		29,925,984
Electronic Manufacturing Services - 1.1%
AIC, Inc.	70,000	436,396
TE Connectivity Ltd.	204,326	11,969,417
Trimble Navigation Ltd. (a)	350,521	13,372,376
		25,778,189
Technology Distributors - 0.3%
Digital China Holdings Ltd. (H Shares)	7,366,000	7,318,020
Redington India Ltd.	10,234	11,518
		7,329,538
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		99,473,320
HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
Health Care Equipment - 0.0%
PW Medtech Group Ltd. (a)	2,288,000	1,034,834
HEALTH CARE TECHNOLOGY - 0.9%
Health Care Technology - 0.9%
athenahealth, Inc. (a)(d)	45,126	8,748,578
M3, Inc.	3,758	12,499,587
		21,248,165
HOUSEHOLD DURABLES - 0.2%
Consumer Electronics - 0.2%
Skyworth Digital Holdings Ltd.	2,036,000	1,038,916
TCL Multimedia Technology Holdings Ltd.	10,664,000	4,520,886
		5,559,802
INTERNET & CATALOG RETAIL - 1.7%
Internet Retail - 1.7%
Amazon.com, Inc. (a)	6,541	2,368,496
Ctrip.com International Ltd. sponsored ADR (a)	323,684	17,482,173
Common Stocks - continued
	Shares	Value
INTERNET & CATALOG RETAIL - CONTINUED
Internet Retail - continued
E-Commerce China Dangdang, Inc. ADR (a)(d)	367,091	$ 5,161,299
Expedia, Inc.	71	5,576
Groupon, Inc. Class A (a)	280,679	2,332,442
HomeAway, Inc. (a)	28,801	1,321,102
InterPark INT Corp.	5,438	105,297
priceline.com, Inc. (a)	3,810	5,139,080
TripAdvisor, Inc. (a)	11,212	1,123,891
Vipshop Holdings Ltd. ADR (a)	20,512	2,693,636
YOOX SpA (a)	55,819	2,386,915
		40,119,907
INTERNET SOFTWARE & SERVICES - 30.9%
Internet Software & Services - 30.9%
58.com, Inc. ADR	4,900	231,721
Angie's List, Inc. (a)(d)	188,728	2,625,206
Blinkx PLC (a)(d)	1,026,433	1,731,704
Cornerstone OnDemand, Inc. (a)	85,069	4,966,328
Cvent, Inc.	96,464	3,789,106
Dealertrack Technologies, Inc. (a)	153,003	8,272,872
Demandware, Inc. (a)	148,474	11,151,882
E2open, Inc. (a)	246,145	6,840,370
eBay, Inc. (a)	4,177	245,482
eGain Communications Corp. (a)	129,600	1,086,048
Facebook, Inc. Class A (a)	2,148,274	147,070,838
Google, Inc. Class A (a)	197,203	239,729,829
IAC/InterActiveCorp	196,044	15,199,291
LinkedIn Corp. (a)	5,652	1,153,234
Livesense, Inc. (a)(d)	236,800	3,664,734
Marketo, Inc.	61,100	2,505,100
Millennial Media, Inc. (a)(d)	155,176	937,263
Move, Inc. (a)	868,395	11,210,979
Naver Corp.	62,074	47,554,034
NIC, Inc.	119,768	2,328,290
Rackspace Hosting, Inc. (a)	85,991	3,161,889
SciQuest, Inc. (a)	98,042	2,894,200
SINA Corp. (a)	264,900	18,100,617
SouFun Holdings Ltd. ADR	62,117	4,893,577
TelecityGroup PLC	77,668	857,739
Tencent Holdings Ltd.	823,300	66,039,681
Textura Corp. (d)	318,281	8,564,942
Vocus, Inc. (a)	187,450	2,502,458
Web.com Group, Inc. (a)	265,198	9,666,467
Yahoo!, Inc. (a)	2,814,424	108,833,776
Yelp, Inc. (a)	74,724	7,055,440
		744,865,097
IT SERVICES - 12.5%
Data Processing & Outsourced Services - 9.3%
Automatic Data Processing, Inc.	58,055	4,515,518

	Shares	Value
DST Systems, Inc.	24,580	$ 2,310,028
Euronet Worldwide, Inc. (a)	62,401	2,387,462
EVERTEC, Inc.	256,002	6,210,609
Fidelity National Information Services, Inc.	1,022,168	56,842,762
Fiserv, Inc. (a)	200,564	11,642,740
Jack Henry & Associates, Inc.	39,911	2,320,026
MasterCard, Inc. Class A	526,017	40,882,041
NETeller PLC (a)	775,303	6,309,659
QIWI PLC Class B sponsored ADR	65,100	3,035,613
Syntel, Inc. (a)	2,913	274,871
Total System Services, Inc.	679,099	20,685,356
Visa, Inc. Class A	276,782	62,536,125
WEX, Inc. (a)	25,098	2,429,988
WNS Holdings Ltd. sponsored ADR (a)	26,900	535,041
		222,917,839
IT Consulting & Other Services - 3.2%
Anite Group PLC	587,232	870,264
Cognizant Technology Solutions Corp. Class A (a)	626,106	65,152,590
EPAM Systems, Inc. (a)	190,505	7,987,875
ServiceSource International, Inc. (a)	227,262	2,072,629
Virtusa Corp. (a)	49,000	1,782,130
		77,865,488
TOTAL IT SERVICES		300,783,327
LIFE SCIENCES TOOLS & SERVICES - 0.4%
Life Sciences Tools & Services - 0.4%
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	258,111	9,926,949
MACHINERY - 0.3%
Industrial Machinery - 0.3%
HIWIN Technologies Corp.	259,000	2,588,590
King Slide Works Co. Ltd.	283,000	3,281,200
		5,869,790
MEDIA - 0.6%
Broadcasting - 0.6%
CJ E&M Corp. (a)	319,175	11,597,280
Fuji Media Holdings, Inc.	114,100	2,065,168
		13,662,448
Movies & Entertainment - 0.0%
IMAX Corp. (a)	770	20,598
Publishing - 0.0%
NEXT Co. Ltd.	97,500	829,665
TOTAL MEDIA		14,512,711
PROFESSIONAL SERVICES - 0.4%
Research & Consulting Services - 0.4%
Verisk Analytics, Inc. (a)	130,600	8,321,179
Common Stocks - continued
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Real Estate Operating Companies - 0.3%
Global Logistic Properties Ltd.	3,102,000	$ 6,925,145
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.0%
Semiconductor Equipment - 3.2%
Aixtron AG (a)	295,571	4,948,456
Daqo New Energy Corp. ADR (a)	12,425	567,823
GCL-Poly Energy Holdings Ltd. (a)	81,406,000	30,629,984
Giga Solar Materials Corp.	11,000	238,385
GT Advanced Technologies, Inc. (a)	236,054	3,382,654
Nanometrics, Inc. (a)	21,591	396,411
Rubicon Technology, Inc. (a)(d)	880,318	11,364,905
SMA Solar Technology AG (d)	6,464	387,271
SunEdison, Inc. (a)	316,900	5,818,284
Tessera Technologies, Inc.	761,920	16,548,902
Veeco Instruments, Inc. (a)	64,776	2,561,891
		76,844,966
Semiconductors - 5.8%
Altera Corp.	459,768	16,694,176
Applied Micro Circuits Corp. (a)	257,393	2,949,724
Broadcom Corp. Class A	74,319	2,208,761
Cavium, Inc. (a)	112,404	4,735,581
Chipbond Technology Corp.	13,000	22,212
Cree, Inc. (a)	198,118	12,170,389
Crystalwise Technology, Inc. (a)	117,096	150,442
Cypress Semiconductor Corp.	433,892	4,247,803
Epistar Corp.	1,584,000	3,720,113
Faraday Technology Corp.	1,275,000	1,842,066
Formosa Epitaxy, Inc. (a)	1,877,000	1,120,634
Freescale Semiconductor, Inc. (a)	233,436	5,310,669
Himax Technologies, Inc. sponsored ADR (d)	68,800	950,128
Inphi Corp. (a)	107,978	1,419,911
Intermolecular, Inc. (a)	837,612	2,219,672
Intersil Corp. Class A	101,289	1,288,396
Lextar Electronics Corp.	506,000	556,631
Marvell Technology Group Ltd.	435,666	6,661,333
Melexis NV	85,467	3,278,389
Mellanox Technologies Ltd. (a)(d)	195,922	7,155,071
Monolithic Power Systems, Inc. (a)	65,295	2,340,173
NXP Semiconductors NV (a)	150,687	8,473,130
On-Bright Electronics, Inc.	421,000	4,124,388
RDA Microelectronics, Inc. sponsored ADR	303,621	5,483,395
RF Micro Devices, Inc. (a)	1,417,658	10,037,019
Seoul Semiconductor Co. Ltd.	359,760	15,500,795
Silergy Corp.	303,000	2,318,737
Silicon Laboratories, Inc. (a)	77,300	4,017,281

	Shares	Value
Xilinx, Inc.	186,840	$ 9,753,048
YoungTek Electronics Corp.	87,384	186,202
		140,936,269
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		217,781,235
SOFTWARE - 15.9%
Application Software - 8.1%
Adobe Systems, Inc. (a)	377,939	25,930,395
ANSYS, Inc. (a)	76,014	6,348,689
Aspen Technology, Inc. (a)	221,871	10,416,843
Autodesk, Inc. (a)	177,325	9,302,470
BroadSoft, Inc. (a)	150,349	4,511,973
Citrix Systems, Inc. (a)	405,807	24,368,710
Concur Technologies, Inc. (a)	71,402	8,814,577
Descartes Systems Group, Inc. (a)	471,900	6,733,514
Guidewire Software, Inc. (a)	155,111	8,315,501
Interactive Intelligence Group, Inc. (a)	14,690	1,169,765
Intuit, Inc.	29,610	2,314,022
Jive Software, Inc. (a)	103,646	843,678
Kingdee International Software Group Co. Ltd. (a)	24,639,600	8,953,447
Linx SA	206,400	3,698,871
Manhattan Associates, Inc. (a)	58,220	2,205,956
MicroStrategy, Inc. Class A (a)	61,245	7,908,567
PROS Holdings, Inc. (a)	26,200	902,590
Qlik Technologies, Inc. (a)	233,814	7,131,327
salesforce.com, Inc. (a)	508,692	31,727,120
SolarWinds, Inc. (a)	29,236	1,350,118
Solera Holdings, Inc.	76,600	5,240,972
Splunk, Inc. (a)	31,317	2,904,652
Synchronoss Technologies, Inc. (a)	31,605	1,086,580
TIBCO Software, Inc. (a)	157,883	3,440,271
Ultimate Software Group, Inc. (a)	28,117	4,667,422
Workday, Inc. Class A (a)	41,746	4,588,720
		194,876,750
Home Entertainment Software - 1.6%
Activision Blizzard, Inc.	579,400	11,211,390
Electronic Arts, Inc. (a)	344,500	9,849,255
Kingsoft Corp. Ltd.	147,000	500,068
Nintendo Co. Ltd.	57,700	7,131,673
Nintendo Co. Ltd. ADR	234,400	3,609,760
WeMade Entertainment Co. Ltd. (a)	174,650	7,451,360
		39,753,506
Systems Software - 6.2%
Allot Communications Ltd. (a)	528,072	8,882,171
CommVault Systems, Inc. (a)	23,873	1,644,372
FleetMatics Group PLC (a)	269,628	9,962,755
Infoblox, Inc. (a)	88,600	2,044,888
Microsoft Corp.	2,712,287	103,907,715
NetSuite, Inc. (a)	93,384	10,747,565
Red Hat, Inc. (a)	59,312	3,498,815
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Systems Software - continued
ServiceNow, Inc. (a)	125,450	$ 8,538,127
Tableau Software, Inc.	3,700	349,058
		149,575,466
TOTAL SOFTWARE		384,205,722
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
RingCentral, Inc.	120,947	2,618,503
SoftBank Corp.	77,100	5,842,894
		8,461,397
TOTAL COMMON STOCKS (Cost $1,780,995,377)		2,287,636,844
Money Market Funds - 6.4%

Fidelity Cash Central Fund, 0.10% (b)	115,600,102	115,600,102
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	40,218,696	40,218,696
TOTAL MONEY MARKET FUNDS (Cost $155,818,798)		155,818,798
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,936,814,175)	2,443,455,642
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(32,064,324)
NET ASSETS - 100%	$ 2,411,391,318
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 39,453
Fidelity Securities Lending Cash Central Fund	500,665
Total	$ 540,118
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,287,636,844	$ 2,264,336,088	$ 23,300,756	$ -
Money Market Funds	155,818,798	155,818,798	-	-
Total Investments in Securities:	$ 2,443,455,642	$ 2,420,154,886	$ 23,300,756	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,407,013
Level 2 to Level 1	$ 24,755,450
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	78.4%
Cayman Islands	8.0%
Korea (South)	3.5%
Japan	2.3%
Taiwan	1.6%
Israel	1.1%
Others (Individually Less Than 1%)	5.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $38,685,722) - See accompanying schedule: Unaffiliated issuers (cost $1,780,995,377)	$ 2,287,636,844
Fidelity Central Funds (cost $155,818,798)	155,818,798
Total Investments (cost $1,936,814,175)		$ 2,443,455,642
Foreign currency held at value (cost $937,455)		937,261
Receivable for investments sold		48,105,384
Receivable for fund shares sold		7,595,712
Dividends receivable		1,256,033
Distributions receivable from Fidelity Central Funds		57,062
Prepaid expenses		10,688
Other receivables		167,987
Total assets		2,501,585,769

Liabilities
Payable to custodian bank	$ 1,935,451
Payable for investments purchased	43,558,083
Payable for fund shares redeemed	2,911,087
Accrued management fee	1,051,300
Other affiliated payables	390,254
Other payables and accrued expenses	129,580
Collateral on securities loaned, at value	40,218,696
Total liabilities		90,194,451

Net Assets		$ 2,411,391,318
Net Assets consist of:
Paid in capital		$ 1,724,758,899
Distributions in excess of net investment income		(12,855)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		180,005,413
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		506,639,861
Net Assets, for 18,450,425 shares outstanding		$ 2,411,391,318
Net Asset Value, offering price and redemption price per share ($2,411,391,318 ÷ 18,450,425 shares)		$ 130.70

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 16,336,086
Interest		333,806
Income from Fidelity Central Funds (including $500,665 from security lending)		540,118
Total income		17,210,010

Expenses
Management fee	$ 11,562,336
Transfer agent fees	4,066,687
Accounting and security lending fees	643,034
Custodian fees and expenses	265,927
Independent trustees' compensation	39,977
Registration fees	44,176
Audit	52,664
Legal	38,186
Interest	2,250
Miscellaneous	25,609
Total expenses before reductions	16,740,846
Expense reductions	(614,465)	16,126,381
Net investment income (loss)		1,083,629
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	355,715,834
Foreign currency transactions	(375,461)
Total net realized gain (loss)		355,340,373
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $64,889)	296,895,814
Assets and liabilities in foreign currencies	6,209
Total change in net unrealized appreciation (depreciation)		296,902,023
Net gain (loss)		652,242,396
Net increase (decrease) in net assets resulting from operations		$ 653,326,025

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,083,629	$ 150,049
Net realized gain (loss)	355,340,373	212,841,957
Change in net unrealized appreciation (depreciation)	296,902,023	(169,316,033)
Net increase (decrease) in net assets resulting from operations	653,326,025	43,675,973
Distributions to shareholders from net investment income	(1,509,202)	-
Distributions to shareholders from net realized gain	(167,743,037)	-
Total distributions	(169,252,239)	-
Share transactions Proceeds from sales of shares	328,754,153	409,925,959
Reinvestment of distributions	161,829,539	-
Cost of shares redeemed	(591,619,174)	(775,244,365)
Net increase (decrease) in net assets resulting from share transactions	(101,035,482)	(365,318,406)
Redemption fees	29,508	40,404
Total increase (decrease) in net assets	383,067,812	(321,602,029)

Net Assets
Beginning of period	2,028,323,506	2,349,925,535
End of period (including distributions in excess of net investment income of $12,855 and undistributed net investment income of $428,148, respectively)	$ 2,411,391,318	$ 2,028,323,506
Other Information Shares
Sold	2,760,510	4,019,573
Issued in reinvestment of distributions	1,392,335	-
Redeemed	(5,184,105)	(7,674,977)
Net increase (decrease)	(1,031,260)	(3,655,404)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 104.11	$ 101.57	$ 102.37	$ 72.24	$ 37.12
Income from Investment Operations
Net investment income (loss) B	.06	.01	(.27)	(.37)	(.13)
Net realized and unrealized gain (loss)	36.34	2.53	(.53)	30.50	35.25
Total from investment operations	36.40	2.54	(.80)	30.13	35.12
Distributions from net investment income	(.09) H	-	-	-	-
Distributions from net realized gain	(9.72) H	-	-	-	-
Total distributions	(9.81)	-	-	-	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 130.70	$ 104.11	$ 101.57	$ 102.37	$ 72.24
Total Return A	36.20%	2.50%	(.78)%	41.71%	94.61%
Ratios to Average Net Assets C, E
Expenses before reductions	.80%	.81%	.82%	.85%	.92%
Expenses net of fee waivers, if any	.80%	.81%	.82%	.85%	.92%
Expenses net of all reductions	.77%	.79%	.81%	.83%	.89%
Net investment income (loss)	.05%	.01%	(.29)%	(.44)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,411,391	$ 2,028,324	$ 2,349,926	$ 2,885,820	$ 1,994,894
Portfolio turnover rate D	181%	140%	196%	136%	127%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Computers Portfolio, Electronics Portfolio, Software and Computer Services Portfolio and Technology Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for Technology Portfolio and Software and Computer Services Portfolio for the periods ended February 28, 2014 and February 28, 2013, respectively. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Communications Equipment Portfolio	$ 335,901,492	$ 41,347,442	$ (15,662,098)	$ 25,685,344
Computers Portfolio	538,834,685	171,045,709	(18,748,274)	152,297,435
Electronics Portfolio	1,332,904,649	97,298,307	(99,926,136)	(2,627,829)
IT Services Portfolio	1,363,407,597	368,188,363	(8,135,698)	360,052,665
Software and Computer Services Portfolio	2,787,193,191	1,141,688,506	(33,592,953)	1,108,095,553
Technology Portfolio	1,943,317,906	537,949,595	(37,811,859)	500,137,736

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Communications Equipment Portfolio	$ 34,338	$ 249,421	$ (3,485,780)	$ 25,685,725
Computers Portfolio	1,190,487	-	(4,007,747)	152,215,631
Electronics Portfolio	1,133,095	-	(110,071,654)	(2,630,880)
IT Services Portfolio	4,024,460	1,534,476	-	360,046,960
Software and Computer Services Portfolio	44,722,467	59,116,553	-	1,108,028,123
Technology Portfolio	59,042,767	127,466,377	-	500,136,130

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration
	2017	2018	Total with expiration
Communications Equipment Portfolio	$ (3,485,780)	$ -	$ (3,485,780)
Electronics Portfolio	(38,992,524)	(71,079,130)	(110,071,654)
	No expiration
	Long-term	Total capital loss carryfoward

Communications Equipment Portfolio	$ -	$ (3,485,780)
Computers Portfolio	(4,007,747)	(4,007,747)
Electronics Portfolio	-	(110,071,654)

The tax character of distributions paid was as follows:

February 28, 2014
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$ 1,754,259	$ -	$ 1,754,259
Computers Portfolio	5,025,394	50,138,396	55,163,790
Electronics Portfolio	5,979,331	-	5,979,331
IT Services Portfolio	22,708,765	14,483,551	37,192,316
Software and Computer Services Portfolio	61,190,649	89,540,068	150,730,717
Technology Portfolio	79,249,202	90,003,037	169,252,239

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

February 28, 2013
	Ordinary Income	Long-term Capital Gains	Tax Return of Capital	Total
Communications Equipment Portfolio	$ 1,920,292	$ -	$ 253,959	$ 2,174,251
Computers Portfolio	1,409,664	-	-	1,409,664
Electronics Portfolio	2,800,318	-	-	2,800,318
IT Services Portfolio	-	4,164,408	-	4,164,408
Software and Computer Services Portfolio	112,068,547	79,815,406	-	191,883,953

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	184,672,173	214,821,722
Computers Portfolio	235,173,347	388,572,519
Electronics Portfolio	1,750,009,642	1,765,538,857
IT Services Portfolio	1,579,748,018	713,143,850
Software and Computer Services Portfolio	3,000,442,595	2,342,631,340
Technology Portfolio	3,723,017,760	4,085,348,861

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Funds. The investment adviser and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.25%	.55%
Computers Portfolio	.30%	.25%	.55%
Electronics Portfolio	.30%	.25%	.55%
IT Services Portfolio	.30%	.25%	.55%
Software and Computer Services Portfolio	.30%	.25%	.55%
Technology Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.26%
Computers Portfolio	.21%
Electronics Portfolio	.21%
IT Services Portfolio	.21%
Software and Computer Services Portfolio	.19%
Technology Portfolio	.19%

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$ 13,970
Computers Portfolio	18,761
Electronics Portfolio	183,059
IT Services Portfolio	30,677
Software and Computer Services Portfolio	82,740
Technology Portfolio	94,569

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, Software and Computer Services Portfolio and Technology Portfolio had no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	Borrower	$ 12,619,750.31%		$ 864
Computers Portfolio	Borrower	10,159,345.30%		2,462
Electronics Portfolio	Borrower	5,609,000.32%		49
IT Services Portfolio	Borrower	9,898,650.30%		1,624
Software and Computer Services Portfolio	Borrower	9,635,800.32%		2,565
Technology Portfolio	Borrower	10,793,958.31%		2,250

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Communications Equipment Portfolio	$ 593
Computers Portfolio	1,371
Electronics Portfolio	1,872
IT Services Portfolio	1,431
Software and Computer Services Portfolio	4,708
Technology Portfolio	4,143

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations,

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

Security Lending Income From Securities Loaned to FCM
Communications Equipment Portfolio	$ 5,939
Computers Portfolio	2,237
Electronics Portfolio	4,065
IT Services Portfolio	967
Software and Computer Services Portfolio	7,792
Technology Portfolio	3,831

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	$ 10,788,500.58%		$ 695
Computers Portfolio	8,979,308.58%		1,885

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction

Communications Equipment Portfolio	$ 31,967	$ 11
Computers Portfolio	25,194	2
Electronics Portfolio	275,790	18
IT Services Portfolio	44,918	-
Software and Computer Services Portfolio	233,915	-
Technology Portfolio	595,125	162

Annual Report

9. Expense Reductions - continued

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursement
Communications Equipment Portfolio	$ 3,790
Computers Portfolio	5,584
Electronics Portfolio	14,164
IT Services Portfolio	2,222
Software and Computer Services Portfolio	12,607
Technology Portfolio	19,178

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 18% of the total outstanding shares of Communications Equipment Portfolio. VIP FundsManager 60% Portfolio was the owner of record of approximately 14% of the total outstanding shares of Computers Portfolio. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 30%, 27% and 20% of the total outstanding shares of Communications Equipment Portfolio, Computers Portfolio and Software and Computer Services Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio (funds of Fidelity Select Portfolios) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 16, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Communications Equipment Portfolio	04/14/14	04/11/14	$0.004	$0.0280
Computers Portfolio	04/14/14	04/11/14	$0.137	$0.000
Electronics Portfolio	04/14/14	04/11/14	$0.054	$0.000
IT Services Portfolio	04/14/14	04/11/14	$0.000	$0.157
Software and Computer Services Portfolio	04/14/14	04/11/14	$0.000	$3.353
Technology Portfolio	04/14/14	04/11/14	$0.000	$10.036

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Communications Equipment Portfolio	$249,421
IT Services Portfolio	$13,539,734
Software and Computer Services Portfolio	$148,656,624
Technology Portfolio	$200,213,762

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2013	December 2013
Communications Equipment Portfolio	0%	100%
Computers Portfolio	100%	100%
Electronics Portfolio	100%	100%
IT Services Portfolio	0%	17%
Software and Computer Services Portfolio	0%	23%
Technology Portfolio	0%	11%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2013	December 2013
Communications Equipment Portfolio	0%	100%
Computers Portfolio	100%	100%
IT Services Portfolio	0%	22%
Electronics Portfolio	100%	100%
Software and Computer Services Portfolio	0%	26%
Technology Portfolio	0%	13%

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
Ned C. Lautenbach	# of Votes	% of Votes
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between Communications Equipment Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	178,409,480.71	86.642
Against	11,373,244.63	5.523
Abstain	8,218,407.42	3.991
Broker Non-Vote	7,916,790.17	3.844
TOTAL	205,917,922.93	100.000
PROPOSAL 2
To approve a management contract between Computers Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	393,979,071.95	83.251
Against	35,661,383.84	7.536
Abstain	20,102,994.27	4.247
Broker Non-Vote	23,502,552.92	4.966
TOTAL	473,246,002.98	100.000
PROPOSAL 2
To approve a management contract between Electronics Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	441,259,605.72	80.317
Against	32,890,601.85	5.987
Abstain	27,809,095.01	5.061
Broker Non-Vote	47,442,156.66	8.635
TOTAL	549,401,459.24	100.000
PROPOSAL 2
To approve a management contract between IT Services Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	353,428,321.34	90.213
Against	11,891,799.65	3.036
Abstain	16,163,159.58	4.126
Broker Non-Vote	10,287,882.45	2.625
TOTAL	391,771,163.02	100.000
PROPOSAL 2
To approve a management contract between Software and Computer Services Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	1,150,010,702.94	82.608
Against	74,724,727.17	5.368
Abstain	52,013,173.19	3.736
Broker Non-Vote	115,391,695.13	8.288
TOTAL	1,392,140,298.43	100.000
PROPOSAL 2
To approve a management contract between Technology Portfolio and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	930,081,956.89	82.568
Against	59,936,833.75	5.321
Abstain	58,514,117.75	5.195
Broker Non-Vote	77,911,319.05	6.916
TOTAL	1,126,444,227.44	100.000
PROPOSAL 3

For Computers Portfolio, a shareholder proposal requesting that the Board of Trustees institute "Procedures to prevent holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity."B

	# of Votes	% of Votes
Affirmative	138,158,207.14	29.194
Against	282,780,597.28	59.754
Abstain	28,804,645.59	6.086
Broker Non-Vote	23,502,552.97	4.966
TOTAL	473,246,002.98	100.000
A Denotes trust-wide proposal and voting results.
B Proposal was not approved by shareholders.

Annual Report

Item 2. Code of Ethics

As of the end of the period, February 28, 2014, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the "Funds"):

Services Billed by PwC

February 28, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$34,000	$-	$2,700	$1,500
Automotive Portfolio	$34,000	$-	$2,700	$1,600
Banking Portfolio	$35,000	$-	$2,700	$1,700
Biotechnology Portfolio	$45,000	$-	$2,700	$3,700
Brokerage and Investment Management Portfolio	$35,000	$-	$2,700	$1,700
Chemicals Portfolio	$36,000	$-	$2,700	$1,900
Communications Equipment Portfolio	$34,000	$-	$2,700	$1,600
Computers Portfolio	$35,000	$-	$2,700	$1,700
Construction and Housing Portfolio	$34,000	$-	$2,700	$1,700
Consumer Discretionary Portfolio	$35,000	$-	$2,700	$1,700
Consumer Finance Portfolio	$35,000	$-	$2,700	$1,600
Consumer Staples Portfolio	$41,000	$-	$2,700	$2,300
Defense and Aerospace Portfolio	$35,000	$-	$2,700	$1,700
Electronics Portfolio	$35,000	$-	$2,700	$1,800
Energy Portfolio	$38,000	$-	$2,900	$2,200
Energy Service Portfolio	$36,000	$-	$2,700	$1,900
Environment and Alternative Energy Portfolio	$34,000	$-	$2,700	$1,500
Financial Services Portfolio	$35,000	$-	$2,700	$1,700
Gold Portfolio	$55,000	$-	$6,400	$2,000
Health Care Portfolio	$38,000	$-	$2,700	$2,800
Industrial Equipment Portfolio	$39,000	$-	$2,700	$1,600
Industrials Portfolio	$35,000	$-	$2,700	$1,800
Insurance Portfolio	$35,000	$-	$2,700	$1,600
IT Services Portfolio	$35,000	$-	$2,700	$1,800
Leisure Portfolio	$36,000	$-	$2,700	$1,600
Materials Portfolio	$40,000	$-	$2,700	$2,100
Medical Delivery Portfolio	$35,000	$-	$2,700	$1,700
Medical Equipment and Systems Portfolio	$36,000	$-	$2,700	$2,000
Multimedia Portfolio	$35,000	$-	$2,700	$1,800
Natural Gas Portfolio	$34,000	$-	$2,700	$1,700
Natural Resources Portfolio	$34,000	$-	$2,700	$1,800
Pharmaceuticals Portfolio	$36,000	$-	$2,700	$1,900
Retailing Portfolio	$35,000	$-	$2,700	$1,800
Software and Computer Services Portfolio	$37,000	$-	$2,700	$2,400
Technology Portfolio	$37,000	$-	$2,700	$2,200
Telecommunications Portfolio	$38,000	$-	$2,700	$1,600
Transportation Portfolio	$34,000	$-	$2,700	$1,600
Utilities Portfolio	$35,000	$-	$2,700	$1,700
Wireless Portfolio	$34,000	$-	$2,700	$1,600

February 28, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$34,000	$-	$2,700	$1,500
Automotive Portfolio	$33,000	$-	$2,700	$1,500
Banking Portfolio	$34,000	$-	$2,700	$1,700
Biotechnology Portfolio	$41,000	$-	$2,700	$2,400
Brokerage and Investment Management Portfolio	$34,000	$-	$2,700	$1,700
Chemicals Portfolio	$35,000	$-	$2,700	$1,900
Communications Equipment Portfolio	$35,000	$-	$2,700	$1,600
Computers Portfolio	$35,000	$-	$2,700	$1,800
Construction and Housing Portfolio	$33,000	$-	$2,700	$1,600
Consumer Discretionary Portfolio	$38,000	$-	$2,700	$1,600
Consumer Finance Portfolio	$37,000	$-	$2,700	$1,600
Consumer Staples Portfolio	$40,000	$-	$2,700	$2,300
Defense and Aerospace Portfolio	$34,000	$-	$2,700	$1,800
Electronics Portfolio	$35,000	$-	$2,700	$1,900
Energy Portfolio	$36,000	$-	$2,900	$2,400
Energy Service Portfolio	$35,000	$-	$2,700	$2,000
Environment and Alternative Energy Portfolio	$33,000	$-	$2,700	$1,500
Financial Services Portfolio	$34,000	$-	$2,700	$1,700
Gold Portfolio	$57,000	$-	$6,400	$2,900
Health Care Portfolio	$37,000	$-	$2,700	$2,500
Industrial Equipment Portfolio	$38,000	$-	$2,700	$1,600
Industrials Portfolio	$34,000	$-	$2,700	$1,700
Insurance Portfolio	$37,000	$-	$2,700	$1,600
IT Services Portfolio	$34,000	$-	$2,700	$1,600
Leisure Portfolio	$35,000	$-	$2,700	$1,700
Materials Portfolio	$41,000	$-	$2,700	$2,100
Medical Delivery Portfolio	$35,000	$-	$2,700	$1,800
Medical Equipment and Systems Portfolio	$35,000	$-	$2,700	$2,000
Multimedia Portfolio	$34,000	$-	$2,700	$1,600
Natural Gas Portfolio	$34,000	$-	$2,700	$1,800
Natural Resources Portfolio	$34,000	$-	$2,700	$2,000
Pharmaceuticals Portfolio	$34,000	$-	$2,700	$1,800
Retailing Portfolio	$34,000	$-	$2,700	$1,700
Software and Computer Services Portfolio	$36,000	$-	$2,700	$2,200
Technology Portfolio	$36,000	$-	$2,700	$2,400
Telecommunications Portfolio	$38,000	$-	$2,700	$1,700
Transportation Portfolio	$35,000	$-	$2,700	$1,600
Utilities Portfolio	$34,000	$-	$2,700	$1,700
Wireless Portfolio	$33,000	$-	$2,700	$1,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2014A	February 28, 2013A
Audit-Related Fees	$4,970,000	$4,755,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2014 A	February 28, 2013 A
PwC	$5,665,000	$5,585,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 25, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	April 25, 2014